UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

HOME LOAN SERVICING SOLUTIONS, LTD.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies: Ordinary shares, par value $0.01 per share
	(2)	Aggregate number of securities to which transaction applies: 71,016,771 ordinary shares issued and outstanding.
(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

Solely for the purpose of calculating the filing fee, the underlying value of the transaction was calculated based on the product of: (a) 71,016,771 ordinary shares of HLSS, and (b) $0.704059 per share. The filing fee was determined by multiplying 0.0001162 by the proposed maximum aggregate value of the transaction of $50,000,000.

	(4)	Proposed maximum aggregate value of transaction: $50,000,000
	(5)	Total fee paid: $5,810

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION DATED [●], 2015

HOME LOAN SERVICING SOLUTIONS, LTD.

c/o Intertrust Corporate Services (Cayman) Limited

190 Elgin Avenue

George Town, Grand Cayman KY1-9005

Cayman Islands

(345) 945-3727

[●], 2015

Dear Shareholder:

We cordially invite you to attend an extraordinary general meeting of shareholders of Home Loan Servicing Solutions, Ltd. (“HLSS”), which will be held at the offices of Intertrust Corporate Services (Cayman) Limited located at 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands at [●] EST on [●], 2015.

At the extraordinary general meeting, you will be asked to consider and vote upon:

1. a proposal to authorize and approve the Agreement and Plan of Merger, dated as of April 6, 2015 (as it may be amended from time to time, the “Merger Agreement”), by and among HLSS, New Residential Investment Corp., a Delaware corporation (“NRZ”), and Hexagon Merger Sub, Ltd., a Cayman Islands exempted company and a wholly owned subsidiary of NRZ (“Merger Sub”), providing for the merger of HLSS with and into Merger Sub (the “Merger”), and the plan of merger required to be filed with the Registrar of Companies in the Cayman Islands, substantially in the form attached as Appendix 1 to the Merger Agreement (as it may be amended from time to time, the “Cayman Plan of Merger”); and

2. a proposal to adjourn the extraordinary general meeting, if necessary as determined by the chairman, to solicit additional proxies if there are insufficient votes at the time of the extraordinary general meeting to authorize and approve the Merger Agreement and the Cayman Plan of Merger.

If the Merger is completed, you will be entitled to receive $0.704059 in cash, without interest, for each ordinary share of HLSS you own immediately prior to the effective time of the Merger.

After careful consideration, our board of directors, by unanimous vote, approved and declared advisable the execution, delivery and performance of the Merger Agreement and the Cayman Plan of Merger and the transactions contemplated by the Merger Agreement, including the Merger, and determined that entering into the Merger Agreement and the Cayman Plan of Merger and consummating the Merger, are fair to, and in the best interests of, HLSS and HLSS’s shareholders. Accordingly, our board of directors recommends that you vote “FOR” the special resolution to authorize and approve the Merger Agreement and the Cayman Plan of Merger and “FOR” the ordinary resolution to adjourn the extraordinary general meeting, if necessary as determined by the chairman, to solicit additional proxies.

The proxy statement and notice of general meeting accompanying this letter provide you with detailed information about the proposed Merger and the extraordinary general meeting of shareholders to vote on the approval of the Merger Agreement and the Cayman Plan of Merger. We encourage you to read the entire proxy statement, the Merger Agreement and the Cayman Plan of Merger carefully. A copy of the Merger Agreement is attached as Annex A to the accompanying proxy statement and a copy of the Cayman Plan of Merger is attached as Appendix 1 to the Merger Agreement. You may also obtain more information about HLSS from documents we have filed with the United States Securities and Exchange Commission.

Your vote is very important, regardless of the number of shares that you own. The Merger cannot be completed unless the Merger Agreement and the Cayman Plan of Merger are authorized and approved by the affirmative vote (in person or by proxy) of the holders of two-thirds or more of the HLSS ordinary shares entitled to vote on the matter and present and voting in person or by proxy at the extraordinary general meeting (i.e., a special resolution under Cayman Islands law). A failure to attend the extraordinary general meeting and vote your ordinary shares of HLSS or failure to submit a proxy or a broker non-vote, will have no effect on the outcome of any vote to authorize and approve the Merger Agreement and the Cayman Plan of Merger. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the extraordinary general meeting for purposes of determining whether a quorum is present but will otherwise have no effect on the outcome of any vote to authorize and approve the Merger Agreement and the Cayman Plan of Merger.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED, EVEN IF YOU DO NOT PLAN ON ATTENDING THE EXTRAORDINARY GENERAL MEETING IN PERSON. ACCORDINGLY, WE URGE YOU TO VOTE BY COMPLETING, SIGNING, DATING AND PROMPTLY RETURNING THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, OR YOU MAY VOTE THROUGH THE INTERNET AS DIRECTED ON THE ENCLOSED PROXY CARD. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOU OWN SHARES THAT ARE REGISTERED DIFFERENTLY, PLEASE VOTE ALL OF YOUR SHARES SHOWN ON ALL OF YOUR PROXY CARDS.

Sincerely,

Robert J. McGinnis

Chairman of the Board

PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION DATED [●], 2015

HOME LOAN SERVICING SOLUTIONS, LTD.

c/o Intertrust Corporate Services (Cayman) Limited

190 Elgin Avenue

George Town, Grand Cayman KY1-9005

Cayman Islands

(345) 945-3727

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON [●], 2015

To Shareholders of Home Loan Servicing Solutions, Ltd.:

Notice is hereby given that an extraordinary general meeting of shareholders of Home Loan Servicing Solutions, Ltd., a Cayman Islands exempted company (“HLSS”), will be held at the offices of Intertrust Corporate Services (Cayman) Limited located at 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands at [●] EST on [●], 2015, for the purposes of considering and, if thought fit, passing the following resolutions:

1. THAT, as a special resolution, the Agreement and Plan of Merger, dated as of April 6, 2015 (as it may be amended from time to time, the “Merger Agreement”), by and among HLSS, New Residential Investment Corp., a Delaware corporation (“NRZ”), and Hexagon Merger Sub, Ltd., a Cayman Islands exempted company and a wholly owned subsidiary of NRZ (“Merger Sub”), providing for the merger of HLSS with and into Merger Sub (the “Merger”), and the plan of merger required to be filed with the Registrar of Companies in the Cayman Islands, substantially in the form attached as Appendix 1 to the Merger Agreement (as it may be amended from time to time, the “Cayman Plan of Merger”), be authorized, approved and confirmed in all respects; and

2. THAT, as an ordinary resolution, the extraordinary general meeting be adjourned, if necessary as determined by the chairman, to solicit additional proxies if there are insufficient votes at the time of the extraordinary general meeting to approve the Merger Agreement and the Cayman Plan of Merger.

After careful consideration, our board of directors, by unanimous vote, has approved and declared advisable the execution, delivery and performance of the Merger Agreement, the Cayman Plan of Merger and the transactions contemplated by the Merger Agreement, including the Merger, and has determined that entering into the Merger Agreement and the Cayman Plan of Merger and consummating the Merger, are fair to, and in the best interests of, HLSS and its shareholders.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE SPECIAL RESOLUTION TO AUTHORIZE AND APPROVE OF THE MERGER AGREEMENT AND THE CAYMAN PLAN OF MERGER AND “FOR” THE ORDINARY RESOLUTION TO ADJOURN THE EXTRAORDINARY GENERAL MEETING, IF NECESSARY AS DETERMINED BY THE CHAIRMAN.

Only shareholders of record of ordinary shares of HLSS at the close of business on [●], 2015, the record date for the extraordinary general meeting, are entitled to notice of and to vote at the extraordinary general meeting and at any adjournment of the extraordinary general meeting. A list of shareholders entitled to vote at the extraordinary general meeting will be available for inspection by shareholders of record during business hours at HLSS’s registered office located at 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands for ten days prior to the date of the extraordinary general meeting and will also be available at the extraordinary general meeting.

Your vote is very important, regardless of the number of shares that you own. The approval of the Merger Agreement and the Cayman Plan of Merger requires the affirmative vote (in person or by proxy) of the holders of two-thirds or more of the HLSS ordinary shares entitled to vote on the matter and present and voting in person or by proxy at the extraordinary general meeting (i.e., a special resolution under Cayman Islands law). The proposal to adjourn the extraordinary general meeting, if necessary as determined by the chairman, to solicit additional proxies requires the affirmative vote (in person or by proxy) of holders of a majority or more of the HLSS ordinary shares entitled to vote and present and voting in person or by proxy at the extraordinary general meeting (i.e., an ordinary resolution under Cayman Islands law).

Whether or not you plan to attend the extraordinary general meeting, we urge you to vote your shares by completing, signing, dating and returning the accompanying proxy card as promptly as possible in the postage-paid envelope or by submitting your proxy via the Internet prior to the extraordinary general meeting to ensure that your shares will be represented at the extraordinary general meeting. If you sign and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” the approval of the Merger Agreement and the Cayman Plan of Merger and “FOR” the proposal to adjourn the extraordinary general meeting, if necessary as determined by the chairman, to solicit additional proxies if there are insufficient votes to authorize and approve the Merger Agreement and the Cayman Plan of Merger at the time of the extraordinary general meeting. If you fail to return your proxy card or fail to submit your proxy via the Internet and do not vote in person at the extraordinary general meeting, it will not affect the outcome of the vote regarding the approval of the Merger Agreement and the Cayman Plan of Merger or the proposal to adjourn the extraordinary general meeting, if necessary as determined by the chairman, to solicit additional proxies. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the extraordinary general meeting for purposes of determining whether a quorum is present but will not affect the outcome of the vote regarding the approval of the Merger Agreement and the Cayman Plan of Merger or the proposal to adjourn the extraordinary general meeting, if necessary as determined by the chairman, to solicit additional proxies. Any shareholder attending the extraordinary general meeting may vote in person even if he or she has already voted by proxy card or via the Internet; such vote by ballot will revoke any proxy previously submitted. If you hold your shares through a bank, broker or other custodian, you must provide a legal proxy issued from such bank, broker or other custodian in order to vote your shares in person at the extraordinary general meeting.

HLSS’s shareholders who wish to dissent to the Merger Agreement and the Cayman Plan of Merger will have the right to be paid the fair value of their ordinary shares of HLSS if the Merger contemplated by the Merger Agreement and the Cayman Plan of Merger is completed, but only if they submit a written objection to the Merger to HLSS before the taking of the vote on the Merger Agreement and the Cayman Plan of Merger at the extraordinary general meeting and they comply with all requirements of Cayman Islands law, which are summarized in greater detail in the accompanying proxy statement.

The accompanying proxy statement is dated [●], 2015 and is first being mailed to shareholders of HLSS on or about [●], 2015.

By Order of the Board of Directors,

Michael G. Lubin

Senior Vice President, Secretary and General Counsel

[●], 2015

PROXY STATEMENT

SUMMARY

The following summary highlights selected information in this proxy statement and may not contain all the information that may be important to you. Accordingly, we encourage you to read carefully this entire proxy statement and its annexes. Each item in this summary includes a page reference directing you to a more complete description of that topic. See the section of this proxy statement entitled “Where You Can Find More Information.”

Unless otherwise indicated or unless the context requires otherwise, all references in this proxy statement to the “Company,” “HLSS,” “we,” “our” and “us” refer to Home Loan Servicing Solutions, Ltd.; all references to “NRZ” refer to New Residential Investment Corp.; all references to “Merger Sub” refer to Hexagon Merger Sub, Ltd.; all references to the “Merger Agreement” refer to the Agreement and Plan of Merger, dated as of April 6, 2015, by and among HLSS, NRZ and Merger Sub, as may be amended from time to time, a copy of which is attached as Annex A to this proxy statement; all references to the “Cayman Plan of Merger” refer to the plan of merger required to be filed with the Registrar of Companies in the Cayman Islands, substantially in the form attached as Appendix 1 to the Merger Agreement; all references to the “Merger” refer to the merger contemplated by the Merger Agreement and the Cayman Plan of Merger; and all references to the “SEC” refer to the United States Securities and Exchange Commission.

Overview of the Merger (Page [●])

On February 22, 2015, HLSS, NRZ and Merger Sub entered into an Agreement and Plan of Merger (referred to in this proxy statement as the “Initial Merger Agreement”). The Initial Merger Agreement provided that, upon the terms and subject to the conditions set forth therein, Merger Sub would have merged with and into HLSS, with HLSS continuing as the surviving company and a wholly owned subsidiary of NRZ, and at the effective time of the merger pursuant to the Initial Merger Agreement, each ordinary share of HLSS issued and outstanding immediately prior to the effective time (except as set otherwise forth therein) would have been automatically converted into the right to receive $18.25 in cash, without interest (referred to in this proxy statement as the “Initial Merger”).

Based on the shared expectation of HLSS and NRZ that HLSS could not satisfy the conditions to the consummation of the Initial Merger set forth in the Initial Merger Agreement, HLSS and NRZ finalized the terms of an alternative transaction. On April 6, 2015, the parties and certain of their respective subsidiaries simultaneously entered into (i) a Termination Agreement, a copy of which is attached as Annex B to this proxy statement, pursuant to which the Initial Merger Agreement was terminated and NRZ and Merger Sub, on the one hand, and HLSS, on the other hand, mutually released the other from any liability with respect to claims related to the Initial Merger Agreement or the transactions contemplated thereby, and (ii) a Share and Asset Purchase Agreement, a copy of which is attached as Annex C to this proxy statement (referred to in this proxy statement as the “Purchase Agreement”), pursuant to which, among other things, in exchange for the sale of substantially all of the assets of HLSS (including all of the issued share capital of its first-tier subsidiaries) (referred to in this proxy statement as the “Asset Sale”), HLSS received from HLSS MSR-EBO Acquisitions LLC and HLSS Advances Acquisition Corp., wholly owned subsidiaries of NRZ (referred to in this proxy statement as the “Buyers”), (x) an amount in cash equal to approximately $1.007 billion plus (y) 28,286,980 newly issued shares of NRZ common stock (referred to in this proxy statement as the “NRZ Shares”), and in connection therewith, the Buyers assumed substantially all of the liabilities of HLSS, including certain post-closing liabilities of HLSS. The closing of the transactions contemplated by the Purchase Agreement occurred simultaneously with the execution of the Purchase Agreement. HLSS subsequently sold the NRZ Shares on April 13, 2015 and declared a Liquidating Distribution (as defined below) in the aggregate amount of approximately $1.2 billion, or $16.613 per share, paid on April 27, 2015 to holders of record of ordinary shares of HLSS at the close of business on April 20, 2015 (referred to in this proxy statement as the “April 27 Liquidating Distribution”).

Concurrently with the execution of the Purchase Agreement, the board of directors of HLSS adopted and approved a Plan of Complete Liquidation and Dissolution, a copy of which is attached as Annex D to this proxy statement (referred to in this proxy statement as the “Plan of Liquidation”), pursuant to which HLSS would (i) cease HLSS’s business activities other than such activities that are necessary to carry out the provisions of the Plan of Liquidation, (ii) pay or make adequate provision for operating expenses expected to be incurred through the completion of the Plan of Liquidation and (iii) distribute to the shareholders of HLSS (1) the cash received by HLSS in the transaction contemplated by the Purchase Agreement and the net proceeds from the sale of the NRZ Shares received by HLSS in the transaction, less (2) amounts used to pay certain liabilities of HLSS and a reserve in the amount of $50 million (referred to in this proxy statement as the “Cash Reserve”) that will be held by HLSS at the discretion of the board of directors of HLSS to ensure that HLSS will be able to meet known and unknown liabilities up to the date of the consummation of the Merger or, if the Merger is not consummated, the date of the final Liquidating Distribution after settlement of the remaining liabilities of HLSS and to ensure that HLSS has available resources in the event that it is necessary to enforce against third parties any contractual or other rights of HLSS or its officers or directors.

On April 6, 2015, at the closing of the transactions contemplated by the Purchase Agreement, we entered into a Services Agreement, a copy of which is attached as Annex E to this proxy statement (referred to in this proxy statement as the “Services Agreement”), with HLSS Advances Acquisition Corp., a wholly owned subsidiary of NRZ (referred to in this proxy statement for these purposes as the “Provider”), pursuant to which the Provider will be responsible for the operations of the Company and will perform such services and activities related to the assets and operations of the Company, including, among other things, handling (including defending, prosecuting or resolving) all claims, disputes or controversies (including any litigation, arbitration, governmental investigations or inquiries or any other proceedings or negotiations) to which the Company is a party or may otherwise be involved.

Also on April 6, 2015, at the closing of the transactions contemplated by the Purchase Agreement, we entered into the Merger Agreement. Upon the terms and subject to the conditions of the Merger Agreement, HLSS will merge with and into Merger Sub, and Merger Sub will continue as the surviving company and a wholly owned subsidiary of NRZ. Upon consummation of the Merger, holders of ordinary shares of HLSS will be entitled to receive the per share merger consideration of $0.704059 in cash, without interest, for each ordinary share of HLSS issued and outstanding immediately prior to the effective time of the Merger (other than ordinary shares of HLSS owned by HLSS as treasury shares or owned directly by NRZ or by any direct or indirect wholly owned subsidiary of NRZ, or ordinary shares of HLSS the holders of which have properly demanded and perfected their dissenting rights under Cayman Islands law) (referred to in this proxy statement as the “Merger Consideration”). The Merger Agreement, which is the principal document governing the Merger, is attached as Annex A to this proxy statement, and the Cayman Plan of Merger is attached as Appendix 1 to the Merger Agreement, and we encourage you to read the Merger Agreement and the Cayman Plan of Merger in their entirety.

The Parties to the Merger (Page [●])

Home Loan Servicing Solutions, Ltd.

HLSS, a Cayman Islands exempted company, no longer conducts the business activities described in HLSS’s historical filings with the SEC, and, pursuant to the Plan of Liquidation, (i) has ceased HLSS’s business activities other than such activities that are necessary to carry out the provisions of the Plan of Liquidation, (ii) is paying or making adequate provision for operating expenses expected to be incurred through the completion of the Plan of Liquidation and (iii) declared and paid the April 27 Liquidating Distribution. HLSS’s principal executive offices are located in the Cayman Islands. Prior to April 29, 2015, ordinary shares of HLSS were listed on the NASDAQ Global Select Market (referred to in this proxy statement as “Nasdaq”) under the trading symbol “HLSS.” On April 29, 2015, our ordinary shares began being quoted on the OTC Pink Marketplace under the symbol “HLSSF.”

New Residential Investment Corp.

NRZ (NYSE: NRZ), a Delaware corporation, is a publicly traded real estate investment trust primarily focused on opportunistically investing in, and actively managing, investments related to residential real estate. NRZ was formed as a wholly owned subsidiary of Newcastle Investment Corp. in September 2011 and was spun-off from Newcastle Investment Corp. on May 15, 2013. NRZ is externally managed and advised by an affiliate of Fortress Investment Group LLC (referred to in this proxy statement as “Fortress”) pursuant to a management agreement.

Hexagon Merger Sub, Ltd.

Hexagon Merger Sub, Ltd. is a Cayman Islands exempted company and a wholly owned subsidiary of NRZ. It was formed solely for the purpose of effecting the Merger and the transactions contemplated by the Merger Agreement, and it has not engaged in any other business.

The Merger and the Closing (Page [●] and Page [●])

The Merger Agreement provides that, if the Merger Agreement and Cayman Plan of Merger are authorized and approved by our shareholders and the other conditions to closing are satisfied or waived, HLSS will merge with and into Merger Sub, and Merger Sub will continue as the surviving company and a wholly owned subsidiary of NRZ. Upon completion of the Merger, each ordinary share of HLSS issued and outstanding immediately prior to the effective time of the Merger (other than ordinary shares of HLSS owned by HLSS as treasury shares or owned directly by NRZ or by any direct or indirect wholly owned subsidiary of NRZ, or ordinary shares of HLSS the holders of which have properly demanded and perfected their dissenting rights under Cayman Islands law) will be cancelled and converted into the right to receive $0.704059 in cash, without interest. As a result of the Merger, the separate corporate existence of the Company will cease, and you will not own any shares of the surviving company.

If the Merger is authorized and approved, the Company will file the Cayman Plan of Merger with the Cayman Islands Registrar of Companies (referred to in this proxy statement as the “Registrar”) which, if the requirements of the Companies Law (2013 Revision) of the Cayman Islands (referred to in this proxy statement as the “Cayman Companies Law”) are satisfied, will register the Cayman Plan of Merger and issue a certificate of merger. The Merger will be effective on the date and time the Cayman Plan of Merger is registered by the Registrar.

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The Extraordinary General Meeting (Page [●])

Date, Time and Place (Page [●])

The extraordinary general meeting of our shareholders will be held at the offices of Intertrust Corporate Services (Cayman) Limited located at 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands at [●] EST on [●], 2015.

Purpose of the Extraordinary General Meeting (Page [●])

At the extraordinary general meeting, you will be asked to consider and vote upon (1) a proposal to authorize and approve the Merger Agreement and the Cayman Plan of Merger; and (2) a proposal to approve the adjournment of the extraordinary general meeting, if necessary as determined by the chairman to solicit additional proxies if there are insufficient votes at the time of the extraordinary general meeting to authorize and approve the Merger Agreement.

Record Date and Quorum (Page [●])

You are entitled to vote at the extraordinary general meeting if you owned ordinary shares of HLSS at the close of business on [●], 2015, the record date for the extraordinary general meeting. You will have one vote on each matter for each ordinary share of HLSS that you owned on the record date. As of the close of business on the record date for the extraordinary general meeting, there were 71,016,771 ordinary shares of HLSS outstanding and entitled to vote at the extraordinary general meeting.

The presence at the extraordinary general meeting in person or by proxy of the holders of a majority of the issued and outstanding shares of HLSS entitled to vote at the extraordinary general meeting as of the close of business on the record date will constitute a quorum for purposes of considering the proposals at the extraordinary general meeting. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the extraordinary general meeting for purposes of determining whether a quorum is present but will otherwise have no effect on the proposals at the extraordinary general meeting.

Vote Required for Approval (Page [●])

Your broker will not have discretionary authority to vote your shares with respect to the two proposals to be considered at the extraordinary general meeting. Brokers who have record ownership of shares that are held in “street name” for their clients (the beneficial owners of the shares) have discretion to vote these shares on routine matters but not on non-routine matters. A “broker non-vote” occurs when the broker does not receive voting instructions from the beneficial owner with respect to a non-routine matter and therefore the broker expressly indicates on a proxy card that it is not voting on a matter. To the extent your broker submits a broker non-vote with respect to your shares on a proposal, your shares will not be deemed “votes cast” with respect to that proposal.

The authorization and approval of the Merger Agreement and the Cayman Plan of Merger requires the affirmative vote at the extraordinary general meeting, in person or represented by proxy, of the holders of two-thirds or more of the outstanding ordinary shares of HLSS entitled to vote on the matter and present and voting in person or by proxy at the extraordinary general meeting. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the extraordinary general meeting for purposes of determining whether a quorum is present but will otherwise have no effect on the proposal to authorize and approve the Merger Agreement and the Cayman Plan of Merger.

Approval of the proposal to adjourn the extraordinary general meeting, if necessary as determined by the chairman, to solicit additional proxies requires the affirmative vote of the holders of a majority of the outstanding ordinary shares of HLSS entitled to vote on the matter and present and voting in person or by proxy at the extraordinary general meeting. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the extraordinary general meeting for purposes of determining whether a quorum is present but will otherwise have no effect on the proposal to adjourn the extraordinary general meeting.

Voting and Proxies (Page [●])

Any shareholder of record entitled to vote at the extraordinary general meeting may submit a proxy by (i) returning the enclosed proxy card by mail; (ii) using the Internet instructions printed on your proxy card or (iii) appearing at the extraordinary general meeting and voting in person. If no instructions are indicated on your signed proxy card, your shares will be voted “FOR” the authorization and approval of the Merger Agreement and the Cayman Plan of Merger and “FOR” adjournment of the extraordinary general meeting, if necessary as determined by the chairman, to solicit additional proxies.

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If your ordinary shares of HLSS are held in “street name” by your broker, bank or other nominee, you should instruct your broker, bank or other nominee on how to vote your ordinary shares of HLSS using the instructions provided by your broker, bank or other nominee.

Revocability of Proxy (Page [●])

If you hold your shares in your name as a shareholder of record, you have the right to change or revoke your proxy at any time before the vote taken at the extraordinary general meeting by:

•	filing with the Secretary of the Company at 70 Harbour Drive, Unit N-301A, P.O. Box 10315, Grand Cayman KY1-1003, Cayman Islands, a written notice of revocation or a duly executed proxy bearing a later date than the date of the proxy; or

•	attending the extraordinary general meeting and voting in person. Attendance at the extraordinary general meeting will not, by itself, change or revoke a proxy – you must vote in person at the meeting to revoke a prior proxy.

Ownership of Ordinary Shares of HLSS by Directors and Executive Officers (Page [●])

As of [●], 2015, the record date for the extraordinary general meeting, our directors and executive officers beneficially owned, and had the right to vote, in the aggregate, [●] ordinary shares of HLSS, which represented approximately [●]% of the outstanding ordinary shares of HLSS as of such date. Our current directors and executive officers have informed us that they intend to vote all their ordinary shares of HLSS “FOR” the approval of the Merger Agreement and the Cayman Plan of Merger, and “FOR” the adjournment of the extraordinary general meeting, if necessary as determined by the chairman, to solicit additional proxies.

Reasons for the Merger; Recommendation of Our Board of Directors (Page [●])

After careful consideration, our board of directors, by unanimous vote, approved and declared advisable the execution, delivery and performance of the Merger Agreement and the Cayman Plan of Merger and the transactions contemplated by the Merger Agreement, including the Merger, and determined that entering into the Merger Agreement and the Cayman Plan of Merger and consummating the Merger, are fair to, and in the best interests of, the Company and its shareholders. Accordingly, our board of directors recommends that you vote “FOR” the special resolution to authorize and approve the Merger Agreement and the Cayman Plan of Merger, and “FOR” the ordinary resolution to adjourn the extraordinary general meeting, if necessary as determined by the chairman, to solicit additional proxies.

For a discussion of the material factors considered by our board of directors in reaching its conclusions, see the section of this proxy statement entitled “Proposal 1: Approval of the Merger Agreement and the Cayman Plan of Merger — Reasons for the Merger; Recommendation of Our Board of Directors.”

Interests of Certain Persons in the Merger (Page [●])

Although there are no compensation arrangements that are contingent upon the consummation of the Merger, our executive officers may be entitled to receive severance benefits and cash retention bonuses in connection with the Asset Sale. Our board of directors was aware of these arrangements and considered them, among other matters, in unanimously approving and declaring advisable the execution, delivery and performance of the Merger Agreement, the Cayman Plan of Merger and the transactions contemplated by the Merger Agreement, including the Merger, and determining that entering into the Merger Agreement and the Cayman Plan of Merger and consummating the Merger, are fair to, and in the best interests of, HLSS and its shareholders, and in making its recommendation that HLSS’s shareholders authorize and approve the Merger Agreement and the Cayman Plan of Merger.

Financing of the Merger (Page [●])

The obligations of NRZ under the Merger Agreement are not subject to a condition regarding NRZ’s or Merger Sub’s obtaining funds to consummate the Merger and the other transactions contemplated by the Merger Agreement.

Governmental and Regulatory Approvals (Page [●])

The Merger is not subject to the filing of any notification and report forms with the Federal Trade Commission (referred to in this proxy statement as the “FTC”) or the Antitrust Division of the Department of Justice (referred to in this proxy statement as the “DOJ”).

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Although neither HLSS nor NRZ is required to file any notification and report forms in connection with the Merger, we cannot assure you that an antitrust or other regulatory challenge to the Merger will not be made.

Material U.S. Federal Income Tax Considerations (Page [●])

The receipt of cash in exchange for our ordinary shares pursuant to the Merger generally will be a taxable transaction for U.S. federal income tax purposes to U.S. Holders (as defined in “Proposal 1: Approval of the Merger Agreement and the Cayman Plan of Merger — Material U.S. Federal Income Tax Considerations”). Since we believe that we are and at least one of our former subsidiaries was a passive foreign investment company (referred to in this proxy statement as a “PFIC”) for U.S. federal income tax purposes, special rules will apply to you with respect to the receipt of cash in exchange for our ordinary shares pursuant to the Merger. For a more detailed discussion of the U.S. federal income tax consequences of the Merger, see the section of this proxy statement entitled “Proposal 1: Approval of the Merger Agreement and the Cayman Plan of Merger — Material U.S. Federal Income Tax Considerations.” The tax consequences of the Merger to you, however, will depend on your particular circumstances, and you are urged to consult your own tax advisor to determine the tax consequences to you of the Merger based on your particular circumstances.

Certain Material Cayman Islands Tax Consequences (Page [●])

It is the responsibility of all shareholders to inform themselves as to any tax consequences from their investment in the shares of HLSS and HLSS’s operations or management, as well as any foreign exchange or other fiscal or legal restrictions, which are relevant to their particular circumstances in connection with the disposition of the shares in HLSS. Investors should therefore seek their own separate tax advice in relation to their holding and disposition of the shares in HLSS and accordingly HLSS does not accept any responsibility for the taxation consequences of any investment into HLSS or any disposition of the shares by a shareholder.

There is, at present, no direct taxation in the Cayman Islands and interest, dividends and gains payable to HLSS will be received free of all Cayman Islands taxes. HLSS is registered as an “exempted company” pursuant to the Companies Law (as amended). HLSS has received an undertaking from the Governor in Cabinet of the Cayman Islands to the effect that, for a period of twenty years from the date of the undertaking, no law that thereafter is enacted in the Cayman Islands imposing any tax or duty to be levied on profits, income, gains or appreciation shall apply to HLSS or its operations and in addition, no tax to be levied on profits, income, gains or appreciation or which is in the nature of estate duty or inheritance tax shall be payable on or in respect of the shares, debentures or other obligations of HLSS.

Conditions to the Completion of the Merger (Page [●])

Conditions to Each Party’s Obligations. The obligations of NRZ, Merger Sub and HLSS to effect the Merger are subject to the satisfaction or waiver of certain conditions, including:

•	the Merger Agreement and the Cayman Plan of Merger must have been authorized and approved by the holders of two-thirds or more of the HLSS ordinary shares entitled to vote on the approval of the Merger Agreement and the Cayman Plan of Merger and who are present and voting in person or by proxy at the extraordinary general meeting; and

•	the absence of any applicable law or judgment, or other legal restraint or prohibition, or binding order or determination by any governmental entity, that prevents, makes illegal, restrains, enjoins or otherwise prohibits the consummation of the Merger and the other transactions contemplated by the Merger Agreement.

Conditions to NRZ’s and Merger Sub’s Obligations. NRZ’s and Merger Sub’s obligations to effect the Merger are subject to additional conditions, including, among other things:

•	the representations and warranties made by the Company contained in the Merger Agreement being true and correct as of the closing of the Merger, subject to certain materiality thresholds;

•	the Company’s performance in all material respects of all obligations required to be performed by it under the Merger Agreement at or prior to the closing date of the Merger;

•	no Company Material Adverse Effect (as defined in the Merger Agreement and described in the section of this proxy statement entitled “The Merger Agreement and the Cayman Plan of Merger — Conditions to the Completion of the Merger”) shall have occurred from the date of the Merger Agreement until the closing date of the Merger; and

•	the aggregate number of ordinary shares of HLSS for which appraisal rights have been properly exercised and not withdrawn must not exceed, as of the time immediately prior to the closing of the Merger, 10% of the total number of ordinary shares of HLSS issued and outstanding as of the date of the Merger Agreement.

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Conditions to the Company’s Obligations. The Company’s obligations to effect the Merger are subject to additional conditions, including, among other things:

•	the representations and warranties made by NRZ and Merger Sub contained in the Merger Agreement being true and correct as of the closing of the Merger, subject to certain materiality thresholds; and

•	NRZ’s and Merger Sub’s performance in all material respects of all obligations required to be performed by them under the Merger Agreement at or prior to the closing date of the Merger.

Termination of the Merger Agreement (Page [●])

The Company and NRZ may agree to terminate the Merger Agreement without completing the Merger at any time, even after the Company’s shareholders have authorized and approved the Merger Agreement. The Merger Agreement may also be terminated in certain other circumstances, including:

•	by either the Company or NRZ if:

•	the Merger has not been consummated on or before January 6, 2016 (such date referred to in this proxy statement as the “End Date”);

•	if any governmental entity of competent authority issues a final, non-appealable order or enacts a law that prohibits, restrains or makes illegal the consummation of the Merger;

•	the Company shareholder approval will not have been obtained at a duly convened Company shareholders meeting or any adjournment or postponement thereof at which the vote was taken; or

•	the other party has breached any of its representations, warranties, covenants or agreements contained in the Merger Agreement, which breach would result in a failure of a closing condition and which breach is incapable of being cured prior to the End Date, or is not cured within 30 days following receipt of written notice of such breach by the party seeking to terminate;

•	by NRZ if:

•	prior to the authorization and approval of the Merger Agreement and the Cayman Plan of Merger by the Company’s shareholders, if the Company has breached its obligations under the Merger Agreement by failing to call, give notice of, convene and/or hold a meeting of the Company shareholders to authorize and approve the Merger Agreement and the Cayman Plan of Merger; or

•	a Critical Covenant Breach (as defined in the Purchase Agreement and described in the section of this proxy statement entitled “The Merger Agreement and Cayman Plan of Merger — Termination”) has occurred.

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Procedure for Receiving the Merger Consideration (Page [●])

As promptly as reasonably practicable and in any event within three business days after the effective time of the Merger, a paying agent designated by NRZ (and reasonably acceptable to the Company) will mail a letter of transmittal and instructions to all Company shareholders of record whose shares are converted into the right to receive the Merger Consideration. The letter of transmittal and instructions will tell you how to exchange your ordinary shares of HLSS for the Merger Consideration, without interest. The paying agent will provide shareholders with the consideration due pursuant to the Merger Agreement as soon as practicable in accordance with the instructions set forth in the letter of transmittal.

Dissenters’ Rights (Page [●] and Annex F)

Under Cayman Islands law, if the Merger is completed, holders of ordinary shares of HLSS who provided written objection to the Merger before the taking of the vote at the extraordinary general meeting to authorize and approve the Merger Agreement will have the right to be paid the fair value of their ordinary shares of HLSS as ultimately determined by the Grand Court of the Cayman Islands, but only if they comply with all requirements of Cayman Islands law (including Section 238 of the Cayman Companies Law, the text of which is attached as Annex F to, and the terms of which are summarized in, this proxy statement). This fair value amount could be more than, the same as or less than the Merger Consideration payable pursuant to the terms of the Merger Agreement. Any holder of ordinary shares of HLSS intending to perfect its Dissenters’ Rights (as defined in the section of this proxy statement entitled “Dissenting Shareholder Rights Under Cayman Companies Law”) must, among other things, submit a written notice of objection to the Merger to the Company prior to the vote of shareholders on the authorization and approval of the Merger Agreement and the Cayman Plan of Merger. Your failure to follow exactly the procedures specified under Cayman Islands law will result in the loss of your Dissenters’ Rights. This proxy statement constitutes our notice to our shareholders of the availability of Dissenters’ Rights in connection with the Merger. If your shares are held through a broker, bank or nominee, please contact them to arrange for the shares to be transferred to you as the holder of record, as only a holder of record can dissent (and can only dissent in respect of all, and not part, of such holder’s shares).

Market Price of Ordinary Shares of HLSS (Page [●])

Prior to April 29, 2015, our ordinary shares were listed on Nasdaq under the trading symbol “HLSS.” On April 29, 2015, ordinary shares of HLSS were delisted from Nasdaq pursuant to Nasdaq Listing Qualifications Staff’s discretionary authority under Listing Rule 5101, and our ordinary shares began being quoted on the OTC Pink Marketplace under the symbol “HLSSF.” The closing sale price of our ordinary shares on Nasdaq on April 2, 2015, the last trading day prior to announcement of the execution of the Merger Agreement, was $17.32 per share. On [●], 2015, which is the most recent practicable date prior to the date of this proxy statement, the closing sale price of our ordinary shares was $[●] per share, which price reflects the effect of the Liquidating Distribution of approximately $1.2 billion, or $16.613 per share, that the Company paid on April 27, 2015 to holders of record of ordinary shares at the close of business on April 20, 2015.

Litigation Relating to the Merger (Page [●])

In connection with the Initial Merger Agreement, a purported shareholder filed on March 11, 2015 a derivative lawsuit on behalf of HLSS, in the Circuit Court of the 15th Judicial Circuit in and for Palm Beach County, Florida, captioned Rattner v. Van Vlack, et al., Case No. 2015CA002833. The complaint names as defendants five directors of HLSS, including John P. Van Vlack, Robert J. McGinnis, Kerry Kennedy, Richard J. Lochrie and David B. Reiner, as well as NRZ and Merger Sub. It is possible that other related suits could subsequently be filed.

The complaint, which was filed prior to the announcement of the Merger Agreement, alleges that the Initial Merger Agreement resulted from a flawed and rushed process that benefited NRZ and the directors but was harmful to HLSS. The complaint further alleges that the Initial Merger Agreement was agreed to only ten days after the directors learned that a large shareholder, Mangrove Partners Master Fund Ltd., had submitted a slate of candidates to replace the entire board at the upcoming shareholders’ meeting. The complaint alleges that the directors breached their fiduciary duties by entering into the Initial Merger Agreement in an attempt to avoid a proxy fight. Moreover, the complaint alleges that the directors engaged in self-dealing and/or improperly obtained benefits for themselves not shared equally by HLSS in connection with the Initial Merger Agreement. Additionally, the complaint alleges that HLSS was undervalued in the Initial Merger Agreement. The plaintiff claims that the stock price was only temporarily depressed due to issues relating to Ocwen Financial Corporation. In addition, the plaintiff alleges that the directors breached their fiduciary duties by agreeing to preclusive deal protection devices, including a no-solicitation provision, an information rights provision, a matching rights period and a termination fee. The plaintiff alleges that the directors breached their fiduciary duties of due care, diligence, loyalty, honesty and good faith under Cayman Islands law and that NRZ and Merger Sub aided and abetted the directors’ purported breach of fiduciary duties. The complaint seeks to enjoin the now-terminated Initial Merger Agreement or, in the alternative, damages.

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Treatment of HLSS Share Options

Because any outstanding options to purchase ordinary shares of HLSS were cancelled in connection with the Asset Sale, the Merger Agreement does not otherwise contemplate the treatment of such options.

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QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING AND THE MERGER

The following questions and answers are intended to briefly address some commonly asked questions you may have regarding the extraordinary general meeting, the Merger Agreement and the proposed Merger. These questions and answers may not address all questions that may be important to you as a shareholder of the Company. Please refer to the more detailed information contained elsewhere in this proxy statement and its annexes, which you should read carefully. See the section of this proxy statement entitled “Where You Can Find More Information.”

Q:	What is the proposed transaction?

A:	The proposed transaction is the acquisition of the Company by NRZ pursuant to the Merger Agreement. If the Merger Agreement and Cayman Plan of Merger are authorized and approved by the Company’s shareholders and the other closing conditions under the Merger Agreement have been satisfied or waived, the Company will merge with and into Merger Sub, a wholly owned subsidiary of NRZ. Upon consummation of the Merger, Merger Sub will be the surviving company in the Merger and will be a wholly owned subsidiary of NRZ, and after the Merger, the separate corporate existence of the Company will cease.

Q:	What will I receive for my ordinary shares of HLSS in the Merger?

A:	Upon consummation of the Merger, you will receive $0.704059 in cash, without interest, for each ordinary share of HLSS that you own at the effective time of the Merger (unless you have properly perfected and not lost or withdrawn your Dissenters’ Rights under Cayman Islands law, in which case any consideration that you receive will be ultimately determined by the Grand Court of the Cayman Islands). Upon consummation of the Merger, you will no longer own shares in HLSS, nor will you be entitled to receive any shares in NRZ or the surviving company.

See the section of this proxy statement entitled “Proposal 1: Approval of the Merger Agreement and the Cayman Plan of Merger — Material U.S. Federal Income Tax Considerations” for a discussion of the tax consequences of the Merger. You should consult your own tax advisor for a full understanding of how the Merger will affect your federal, state, local and foreign taxes.

Q:	How does the Merger Consideration compare to the market price of the ordinary shares of HLSS prior to announcement of the Merger?

A:	The per share Merger Consideration of $0.704059 in cash, without interest, to be received by the holders of ordinary shares of HLSS pursuant to the Merger Agreement, together with the $16.613 per share distributed to HLSS shareholders as the April 27 Liquidating Distribution, represents a total per share amount of $17.317059 to be received by shareholders holding ordinary shares of HLSS on the record date for both the April 27 Liquidating Distribution and the Merger, which amount is roughly equivalent to the $17.32 per share closing sale price of our ordinary shares on Nasdaq on April 2, 2015, the last trading day prior to announcement of the Merger Agreement.

Q:	What Dividends Will I Receive Before the Closing?

A:	Pursuant to the Plan of Liquidation, HLSS sold the NRZ Shares received by HLSS pursuant to the Purchase Agreement and declared and paid the April 27 Liquidating Distribution in the aggregate amount of approximately $1.2 billion, or $16.613 per share, on April 27, 2015 to holders of record of ordinary shares of HLSS at the close of business on April 20, 2015. Unless the Merger Agreement is terminated, HLSS is not permitted to make any further dividend or distribution other than such April 27 Liquidating Distribution.

Q:	Where and when is the extraordinary general meeting?

A:	The extraordinary general meeting will be held at the offices of Intertrust Corporate Services (Cayman) Limited located at 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands at [●] EST on [●], 2015.

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Q:	Are all shareholders of the Company as of the record date entitled to vote at the extraordinary general meeting?

A:	Yes. All shareholders who own ordinary shares of HLSS at the close of business on [●], 2015, the record date for the extraordinary general meeting, will be entitled to receive notice of the extraordinary general meeting and to vote (in person or by proxy) the ordinary shares of HLSS that they hold on that date at the extraordinary general meeting, or any adjournments of the extraordinary general meeting.

Q:	What matters am I being asked to vote on at the extraordinary general meeting?

A:	You are being asked to vote:

•	“FOR” or “AGAINST” the authorization and approval of the Merger Agreement and the Cayman Plan of Merger; and

•	“FOR” or “AGAINST” the proposal to adjourn the extraordinary general meeting to a later date, if necessary as determined by the chairman, to solicit additional proxies if there are insufficient votes at the time of the extraordinary general meeting to authorize and approve the Merger Agreement and Cayman Plan of Merger.

Q:	What vote of the Company’s shareholders is required to authorize and approve the Merger Agreement and Cayman Plan of Merger?

A:	For us to complete the Merger, the holders of two-thirds or more of the HLSS ordinary shares at the close of business on the record date which are entitled to vote on the matter and present and voting in person or represented by proxy at the extraordinary general meeting must vote “FOR” the approval of the Merger Agreement and the Cayman Plan of Merger, with each share having a single vote. A failure to attend the extraordinary general meeting and vote your ordinary shares of HLSS or failure to submit a proxy or a broker non-vote, will otherwise have no effect on the outcome of any vote to authorize and approve the Merger Agreement and the Cayman Plan of Merger. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the extraordinary general meeting for purposes of determining whether a quorum is present but will otherwise have no effect on the outcome of any vote to authorize and approve the Merger Agreement and the Cayman Plan of Merger.

Q:	What vote of the Company’s shareholders is required to adjourn the extraordinary general meeting?

A:	Approval of the proposal to adjourn the extraordinary general meeting, if necessary as determined by the chairman, to solicit additional proxies requires the affirmative vote of the holders of a majority of the HLSS ordinary shares entitled to vote on the matter and present and voting in person or represented by proxy at the extraordinary general meeting. A failure to attend the extraordinary general meeting and vote your ordinary shares of HLSS or failure to submit a proxy or a broker non-vote, will otherwise have no effect on the outcome of any vote to adjourn the extraordinary general meeting. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the extraordinary general meeting for purposes of determining whether a quorum is present but will otherwise have no effect on the outcome of any vote to adjourn the extraordinary general meeting.

Q:	What constitutes a quorum?

A:	The presence at the extraordinary general meeting in person or by proxy of the holders of a majority of the issued and outstanding shares of HLSS entitled to vote at the extraordinary general meeting as of the close of business on the record date will constitute a quorum for purposes of considering the proposals at the extraordinary general meeting. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the extraordinary general meeting for purposes of determining whether a quorum is present but will not affect the outcome of the vote regarding the approval of the Merger Agreement and the Cayman Plan of Merger or the proposal to adjourn the extraordinary general meeting, if necessary as determined by the chairman, to solicit additional proxies.

Q:	Does the board of directors recommend that the Company’s shareholders vote “FOR” the approval of the Merger Agreement?

A:	Yes. After careful consideration, the board of directors of the Company, by a unanimous vote, recommends that you vote:

•	“FOR” the special resolution to authorize and approve the Merger Agreement and the Cayman Plan of Merger. You should read the section entitled “Proposal 1: Approval of the Merger Agreement and the Cayman Plan of Merger — Reasons for the Merger; Recommendation of Our Board of Directors” of this proxy statement for a discussion of the factors that our board of directors considered in deciding to recommend the approval of the Merger Agreement; and

•	“FOR” the ordinary resolution to adjourn the extraordinary general meeting, if necessary as determined by the chairman, to solicit additional proxies if there are insufficient votes at the time of the extraordinary general meeting to approve the Merger Agreement.

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Q:	What effects will the proposed Merger have on the Company?

A:	Upon consummation of the proposed Merger, HLSS will merge with and into a wholly owned subsidiary of NRZ. You will no longer have any interest in the future earnings or growth, if any, of the Company. Following consummation of the Merger, the registration of ordinary shares of HLSS and our reporting obligations with respect to ordinary shares of HLSS under the Securities Exchange Act of 1934 (referred to in this proxy statement as the “Exchange Act”) will be terminated upon application to the SEC.

Q:	What happens if the Merger is not consummated?

A:	If the Merger Agreement and Cayman Plan of Merger are not authorized and approved by shareholders or if the Merger is not completed for any other reason, shareholders will not receive any payment for their ordinary shares in connection with the Merger. Instead, HLSS will remain an independent company and will continue to conduct its activities in accordance with the Plan of Liquidation.

Q:	How do I vote my shares without attending the general meeting?

A:	You may vote without attending the extraordinary general meeting by:

•	completing, signing and dating each proxy card you receive and returning it in the enclosed prepaid envelope by mail;

•	using the Internet instructions printed on your proxy card; or

•	if your shares are held by a broker, bank or other shareholder of record exercising fiduciary powers which holds securities of record in nominee name or otherwise (typically referred to as being held in “street name”), following the procedures provided by your broker, bank or other nominee.

Q:	How do I vote my shares in person at the extraordinary general meeting?

A:	If you hold shares in your name as a shareholder of record, you may attend the extraordinary general meeting and vote those shares in person at the meeting by giving us a signed proxy card or ballot before voting is closed. If you decide to vote in person, please bring proof of identification with you to the extraordinary general meeting. Even if you plan to attend the meeting, we recommend that you vote your shares in advance as described above, so your vote will be counted if you later decide not to attend.

If you hold shares in “street name” through a broker, bank or other shareholder of record exercising fiduciary powers that holds securities of record in nominee name or otherwise, you may vote those shares in person at the meeting only if you obtain and bring with you a signed proxy from the necessary nominees giving you the right to vote the shares. To do this, you should contact your broker, bank or other nominee.

Q:	If my shares are held in “street name” by my broker, bank or other nominee, will my broker, bank or other nominee vote my shares for me?

A:	Your broker, bank or other nominee will not be able to vote your shares without instructions from you. You should instruct your broker, bank or other nominee to vote your shares by following the procedure provided by your broker, bank or other nominee. Without instructions, your shares will not be voted, which will have no effect on the proposal to authorize and approve the Merger Agreement and the Cayman Plan of Merger or the proposal to adjourn the extraordinary general meeting if necessary as determined by the chairman, to solicit additional proxies.

Q:	Can I revoke or change my vote?

A:	Yes. If you hold your shares in your name as a shareholder of record, you have the right to change or revoke your proxy at any time before the vote taken at the extraordinary general meeting by: (i) filing with the Secretary of the Company at 70 Harbour Drive, Unit N-301A, P.O. Box 10315, Grand Cayman KY1-1003, Cayman Islands, a written notice of revocation or a duly executed proxy bearing a later date than the date of the proxy; or (ii) attending the extraordinary general meeting and voting in person. Attendance at the extraordinary general meeting will not, by itself, change or revoke a proxy — you must vote in person at the meeting to revoke a prior proxy. If you hold your shares through a broker, bank or other nominee, follow the directions received from your broker, bank or other nominee to change or revoke your instructions.

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Q:	What does it mean if I get more than one proxy card or vote instruction form?

A:	If your shares are registered differently and are in more than one account, you may receive more than one proxy card or vote instruction form. Please complete, sign, date and return all of the proxy cards and vote instruction forms you receive regarding the extraordinary general meeting (or submit your proxy for all shares via the Internet) to ensure that all of your shares are voted.

Q:	When should I send my proxy card?

A:	You should send your proxy card as soon as possible so that your shares will be voted at the extraordinary general meeting.

Q:	What do I need to do now?

A:	Even if you plan to attend the extraordinary general meeting, after carefully reading and considering the information contained in this proxy statement, if you hold your shares in your own name as the shareholder of record, please vote your shares by: completing, signing, dating and returning the enclosed proxy card or using the Internet voting instructions printed on your proxy card. You can also attend the extraordinary general meeting and vote.

If your ordinary shares of HLSS are held in “street name” by your broker, bank or other nominee, you should instruct your broker, bank or other nominee on how to vote your ordinary shares of HLSS using the instructions provided by your broker, bank or other nominee. If your ordinary shares of HLSS are held in “street name” and you do not provide your broker, bank or other nominee with instructions, your ordinary shares of HLSS will not be voted but that will have no effect on the outcome of any vote to authorize and approve the Merger Agreement and the Cayman Plan of Merger or to adjourn the extraordinary general meeting.

Q:	Are Dissenters’ Rights available?

A:	Yes. As a holder of ordinary shares of HLSS, you are entitled to Dissenters’ Rights under the Cayman Companies Law if you properly demand and perfect your Dissenters’ Rights under Cayman Islands law including giving a written objection to the Merger to the Company prior to the taking of the vote to authorize and approve the Merger at the extraordinary general meeting. See the section of this proxy statement entitled “Dissenting Shareholder Rights Under Cayman Companies Law.”

Q:	When do you expect the Merger to be completed?

A:	We anticipate that the Merger will be completed no later than the second half of 2015, assuming satisfaction or waiver of all of the conditions to the Merger. However, the Merger is subject to various conditions, and it is possible that factors outside the control of HLSS and NRZ could result in the Merger being completed at a later time or not at all.

Q:	If the Merger is completed, when can I expect to receive the Merger Consideration for my ordinary shares of HLSS?

A:	Promptly after the completion of the Merger, you will be sent a letter of transmittal describing how you may exchange your ordinary shares of HLSS for the Merger Consideration.

Q:	Who will bear the cost of this solicitation?

A:	The expenses of preparing, printing and mailing this proxy statement and the proxies solicited hereby will be borne by the Company. The Company will, upon request, reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses for forwarding material to the beneficial owners of shares held of record by others. Additional solicitations may be made by telephone, facsimile or other contact by certain directors, officers or employees of the Company, none of whom will receive additional compensation therefor, and by our proxy solicitor, as described below.

Q:	Will a proxy solicitor be used?

A:	Yes. The Company has engaged Innisfree M&A Incorporated (referred to in this proxy statement as “Innisfree”) to assist in the solicitation of proxies for the extraordinary general meeting, and the Company estimates that it will pay Innisfree a fee of approximately $35,000. The Company has also agreed to reimburse Innisfree for out-of-pocket expenses and to indemnify them against certain losses arising out of their proxy solicitation services.

Q:	Is the Merger expected to be taxable to me?

A:

The exchange of our ordinary shares for cash pursuant to the Merger Agreement generally will be a taxable transaction for U.S. federal income tax purposes to U.S. Holders (as defined in “Proposal 1: Approval of the Merger Agreement and the Cayman Plan of Merger — Material U.S. Federal Income Tax Considerations”). Since we believe that we are and at least one of our former subsidiaries was a PFIC for U.S. federal income tax purposes, special rules will apply to you with respect to the receipt of cash in exchange for our ordinary shares pursuant to the Merger. See the section of this proxy statement entitled “Proposal 1:

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Approval of the Merger Agreement and the Cayman Plan of Merger — Material U.S. Federal Income Tax Considerations” for a more detailed discussion of the U.S. federal income tax consequences of the Merger. You should also consult your own tax advisor as to the particular tax consequences of the Merger to you.

Q:	What happens if I sell my shares before the extraordinary general meeting?

A:	The record date of the extraordinary general meeting is earlier than the extraordinary general meeting and the date that the Merger is expected to be completed. If you transfer your ordinary shares of HLSS after the record date but before the extraordinary general meeting, you will retain your right to vote at the extraordinary general meeting, but will have transferred the right to receive $0.704059 per share in cash, to be received by our shareholders in the Merger. In order to receive the $0.704059 per share in cash, without interest, you must hold your shares through completion of the Merger.

Q:	Who can help answer my other questions?

A:	If you have more questions about the Merger, need assistance in submitting your proxy or voting your shares, or need additional copies of the proxy statement or the enclosed proxy card, you should contact Innisfree, our proxy solicitor:

Call Collect: (212) 750-5833

Toll Free: (888) 750-5834

Email to: info@innisfreeman.com

Address: 501 Madison Avenue, New York, NY 10022

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CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This proxy statement, and the documents to which we refer you in this proxy statement, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. Forward-looking statements include, among others, information concerning the possible or assumed future results of operations of the Company, the expected completion and timing of the Merger and other information relating to the Merger. There are forward-looking statements throughout this proxy statement, including, without limitation, under the headings “Proxy Statement Summary,” “Questions and Answers about the Extraordinary General Meeting and the Merger,” “Proposal 1: Approval of the Merger Agreement and the Cayman Plan of Merger” and “Proposal 1: Approval of the Merger Agreement and the Cayman Plan of Merger — Governmental and Regulatory Approvals.” These forward-looking statements include declarations regarding our management’s beliefs and current expectations. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “might,” “should,” “could,” “would,” “intend,” “consider,” “expect,” “foresee,” “plan,” “anticipate,” “believe,” “estimate,” “predict” or “continue” or the negative of such terms or other comparable terminology. Such statements are not guarantees of future performance as they are subject to certain assumptions, inherent risks and uncertainties in predicting future results and conditions that could cause the actual results to differ materially from those projected in these forward-looking statements. Important factors that could cause actual results to differ materially include, but are not limited to, the following:

•	the ability to close the Merger on the proposed terms and within the anticipated time period, or at all, which is dependent on the parties’ ability to satisfy certain closing conditions, including obtaining Company shareholder approval;

•	the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement;

•	the outcome of any legal proceeding that has been or may be instituted against HLSS and others relating to the Merger Agreement;

•	the delisting of HLSS’s ordinary shares from Nasdaq and any subsequent transition of the ordinary shares to another market that is not a national securities exchange (such as the OTCBB or OTC Pink Marketplace) could result in a less liquid market available for existing and potential shareholders to trade HLSS ordinary shares and could ultimately further depress the trading price of HLSS ordinary shares; and

•	other risks detailed in our current filings with the SEC, including our most recent filings on Forms 8-K, 10-Q and 10-K. See the section of this proxy statement entitled “Where You Can Find More Information.”

All forward-looking statements contained in this proxy statement are subject to certain risks, uncertainties and assumptions. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, our actual results, performance or achievements could differ materially from those expressed in, or implied by, any such forward-looking statements. Important factors that could cause or contribute to such difference include those risks specific to our business detailed within this report and our other reports and filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2014 (the “2014 Form 10-K”) filed with the SEC. We undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events or otherwise. You should carefully consider the risk factors described under the heading “Risk Factors” within our 2014 Form 10-K, Part I, Item 1A. We operate in a continually changing business environment, and new risk factors emerge from time to time. We cannot predict these new risk factors, nor can we assess the impact, if any, of the new risk factors on our business or the extent to which any factor or combination of factors may cause actual results or outcomes to differ materially from those expressed or implied by any forward-looking statement. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this proxy statement might not occur.

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THE PARTIES TO THE MERGER

Home Loan Servicing Solutions, Ltd.

c/o Intertrust Corporate Services (Cayman) Limited

190 Elgin Avenue

George Town, Grand Cayman KY1-9005

Cayman Islands

(345) 945-3727

HLSS, a Cayman Islands exempted company, no longer conducts the business activities described in HLSS’s historical filings with the SEC, and, pursuant to the Plan of Liquidation, (i) has ceased HLSS’s business activities other than such activities that are necessary to carry out the provisions of the Plan of Liquidation, (ii) is paying or making adequate provision for operating expenses expected to be incurred through the completion of the Plan of Liquidation and (iii) declared and paid the April 27 Liquidating Distribution on April 27, 2015 to holders of record of ordinary shares of HLSS at the close of business on April 20, 2015. HLSS’s principal executive offices are located in the Cayman Islands.

For more information about us, please visit our website http://www.hlss.com. Our website address is provided as an inactive textual reference only. The information provided on our website is not part of this proxy statement, and therefore is not incorporated by reference. See also the section of this proxy statement entitled “Where You Can Find More Information.” Prior to April 29, 2015, ordinary shares of HLSS were listed on Nasdaq under the trading symbol “HLSS.” On April 29, 2015, our ordinary shares began being quoted on the OTC Pink Marketplace under the symbol “HLSSF.”

New Residential Investment Corp.

New Residential Investment Corp.

c/o FIG LLC

1345 Avenue of the Americas

New York, NY 10105

(212) 479-1522

NRZ (NYSE: NRZ), a Delaware corporation, is a publicly traded real estate investment trust primarily focused on opportunistically investing in, and actively managing, investments related to residential real estate. NRZ was formed as a wholly owned subsidiary of Newcastle Investment Corp. in September 2011 and was spun-off from Newcastle Investment Corp. on May 15, 2013. NRZ is externally managed and advised by an affiliate of Fortress Investment Group LLC pursuant to a management agreement.

Hexagon Merger Sub, Ltd.

New Residential Investment Corp.

c/o FIG LLC

1345 Avenue of the Americas

New York, NY 10105

(212) 479-1522

Hexagon Merger Sub, Ltd. is a Cayman Islands exempted company and a wholly owned subsidiary of NRZ. It was formed solely for the purpose of effecting the Merger and the transactions contemplated by the Merger Agreement, and it has not engaged in any other business.

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THE EXTRAORDINARY GENERAL MEETING

Date, Time, Place and Purpose of the Extraordinary General Meeting

This proxy statement is being furnished to our shareholders as part of the solicitation of proxies by our board of directors for use at the extraordinary general meeting to be held at the offices of Intertrust Corporate Services (Cayman) Limited located at 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands at [●] EST on [●], 2015, or at any postponement or adjournment thereof. The purpose of the extraordinary general meeting is for our shareholders to consider and vote upon a proposal to authorize and approve the Merger Agreement and the Cayman Plan of Merger (and to approve the adjournment of the extraordinary general meeting, if necessary as determined by the chairman, to solicit additional proxies if there are insufficient votes at the time of the extraordinary general meeting to approve the Merger Agreement). Holders of two-thirds or more of the HLSS ordinary shares entitled to vote on the matter and present and voting in person or by proxy at the close of business on the record date must vote to authorize and approve the Merger Agreement and the Cayman Plan of Merger in order for the Merger to occur. A copy of the Merger Agreement is attached as Annex A to this proxy statement and the Cayman Plan of Merger attached thereto as Appendix 1.

Board of Directors Recommendation

After careful consideration, our board of directors, by unanimous vote, approved and declared advisable the execution, delivery and performance of the Merger Agreement and the Cayman Plan of Merger and the transactions contemplated by the Merger Agreement, including the Merger, and determined that entering into the Merger Agreement and the Cayman Plan of Merger and consummating the Merger, are fair to, and in the best interests of, the Company and its shareholders. Accordingly, our board of directors recommends that you vote “FOR” the special resolution to authorize and approve the Merger Agreement and the Cayman Plan of Merger and “FOR” the ordinary resolution to adjourn the extraordinary general meeting, if necessary as determined by the chairman, to solicit additional proxies. For a discussion of the material factors considered by our board of directors in reaching its conclusions, see the section of this proxy statement entitled “Proposal 1: Approval of the Merger Agreement and the Cayman Plan of Merger — Reasons for the Merger; Recommendation of Our Board of Directors.”

Record Date and Quorum

We have fixed the close of business on [●], 2015 as the record date for the extraordinary general meeting, and only holders of record of ordinary shares of HLSS on the record date are entitled to vote at the extraordinary general meeting. As of the close of business on the record date for the extraordinary general meeting, there were 71,016,771 ordinary shares of HLSS entitled to be voted at the extraordinary general meeting. Each ordinary share of HLSS outstanding on the record date entitles its holder to one vote on all matters properly coming before the extraordinary general meeting.

The presence at the extraordinary general meeting in person or by proxy of the holders of a majority of HLSS’s ordinary shares entitled to vote at the extraordinary general meeting as of the close of business on the record date will constitute a quorum for purposes of considering the proposals at the general meeting. Ordinary shares of HLSS represented at the extraordinary general meeting but not voted, including ordinary shares of HLSS for which we have received proxies indicating that the submitting shareholders have abstained and broker non-votes will be treated as present at the extraordinary general meeting for purposes of determining the presence or absence of a quorum for the transaction of all business but will otherwise have no effect on the proposals at the extraordinary general meeting. A broker non-vote occurs on an item when a broker is not permitted to vote on that item without instructions from the beneficial owner of the shares, and no instructions are given.

Vote Required for Approval

The approval of the Merger Agreement and the Cayman Plan of Merger requires the affirmative vote (in person or by proxy) of the holders of two-thirds or more of the HLSS ordinary shares entitled to vote on the matter and present and voting in person or by proxy at the extraordinary general meeting at the close of business on the record date. For the proposal to authorize and approve the Merger Agreement and the Cayman Plan of Merger, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions will not be counted as votes cast or shares voting on the proposal to authorize and approve the Merger Agreement and the Cayman Plan of Merger, but will count for the purpose of determining whether a quorum is present.

Brokers, banks or other nominees who hold ordinary shares of HLSS in “street name” for customers who are the beneficial owners of such shares may not give a proxy to vote those customers’ shares in the absence of specific instructions from those customers. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the extraordinary general meeting for purposes of determining whether a quorum is present but will not otherwise affect the outcome of the vote regarding the approval of the Merger Agreement and the Cayman Plan of Merger.

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Approval of any proposal to adjourn the extraordinary general meeting, if necessary as determined by the chairman, for the purpose of soliciting additional proxies requires the affirmative vote of the holders of a majority of HLSS’s ordinary shares entitled to vote on the matter and present and voting in person or represented by proxy at the extraordinary general meeting. A failure to vote your ordinary shares of HLSS or a broker non-vote will otherwise have no effect on the outcome of any vote to adjourn the extraordinary general meeting. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the extraordinary general meeting for purposes of determining whether a quorum is present but will otherwise have no effect on the outcome of any vote to adjourn the extraordinary general meeting.

As of [●], 2015, the record date for the extraordinary general meeting, our current directors and executive officers beneficially owned, and had the right to vote, in the aggregate, [●] ordinary shares of HLSS, which represented approximately [●]% of the outstanding ordinary shares of HLSS. Our current directors and executive officers have informed us that they intend to vote all of their ordinary shares of HLSS “FOR” the approval of the Merger Agreement and the Cayman Plan of Merger and “FOR” the adjournment of the extraordinary general meeting, if necessary as determined by the chairman, to solicit additional proxies.

Proxies and Revocation

In order for your ordinary shares of HLSS to be included in the vote, if you are a shareholder of record, you must either have your shares voted by returning the enclosed proxy card or by authorizing your proxy or voting instructions via the Internet or voting in person at the extraordinary general meeting.

Record holders may vote or cause their ordinary shares of HLSS to be voted by proxy using one of the following methods:

•	completing, signing and dating each proxy card you receive and returning it in the enclosed prepaid envelope by mail;

•	using the Internet instructions printed on your proxy card; or

•	appearing at the extraordinary general meeting and voting in person.

If no instructions are indicated on your signed proxy card, your shares will be voted “FOR” the approval of the Merger Agreement and the Cayman Plan of Merger and “FOR” adjournment of the extraordinary general meeting, if necessary as determined by the chairman, to solicit additional proxies if there are insufficient votes at the time of the extraordinary general meeting to authorize and approve the Merger Agreement and the Cayman Plan of Merger.

If your ordinary shares of HLSS are held in “street name” by your broker, bank or other nominee, you should instruct your broker, bank or other nominee on how to vote your ordinary shares of HLSS using the instructions provided by your broker, bank or other nominee.

WHETHER OR NOT YOU PLAN TO ATTEND THE EXTRAORDINARY GENERAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN, AS PROMPTLY AS POSSIBLE, THE ENCLOSED PROXY CARD IN THE ACCOMPANYING REPLY ENVELOPE, OR SUBMIT YOUR PROXY VIA THE INTERNET. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON.

If you submit a proxy via the Internet or by returning a signed proxy card by mail, your shares will be voted at the extraordinary general meeting as you indicate on your proxy card or by such other method. If you sign your proxy card without indicating your vote, your shares will be voted “FOR” the approval of the Merger Agreement and the Cayman Plan of Merger and “FOR” the adjournment of the extraordinary general meeting, if necessary as determined by the chairman, to solicit additional proxies.

If you abstain, your ordinary shares of HLSS will be treated as present at the extraordinary general meeting for purposes of determining the presence or absence of a quorum for the transaction of business; however, your shares will not be counted as votes cast or shares voting on the proposals.

If your ordinary shares of HLSS are held in “street name,” you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. If you do not instruct your broker, bank or other nominee to vote your shares, broker non-votes will otherwise have no effect on the proposal to authorize and approve the Merger Agreement and the Cayman Plan of Merger.

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Proxies received at any time before the extraordinary general meeting, and not revoked or superseded before being voted, will be voted at the extraordinary general meeting. If you hold your shares in your name as a shareholder of record, you have the right to change or revoke your proxy at any time before the vote taken at the extraordinary general meeting by:

•	filing with the Secretary of the Company at 70 Harbour Drive, Unit N-301A, P.O. Box 10315, Grand Cayman KY1-1003, Cayman Islands, a written notice of revocation or a duly executed proxy bearing a later date than the date of the proxy; or

•	attending the extraordinary general meeting and voting in person. Attendance at the extraordinary general meeting will not, by itself, change or revoke a proxy — you must vote in person at the meeting to revoke a prior proxy.

If you hold your shares through a broker, bank or other nominee, you have the right to change or revoke your proxy at any time before the vote taken at the extraordinary general meeting by following the directions received from your broker, bank or other nominee to change or revoke those instructions.

Adjournments and Postponements

Although it is not currently expected, the extraordinary general meeting may be adjourned for the purpose of soliciting additional proxies. Any adjournment may be made without notice, other than by an announcement made at the extraordinary general meeting of the time, date and place of the adjourned meeting; provided that if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting in accordance with the Amended and Restated Memorandum and Articles of Association of the Company (referred to in this proxy statement as the “Articles”) will be given to each shareholder of record entitled to notice of and to vote at the meeting. Holders of a majority of HLSS’s ordinary shares entitled to vote on the matter and present and voting in person or represented by proxy at the extraordinary general meeting may adjourn the extraordinary general meeting. Any signed proxies received by us in which no voting instructions are provided on the matter will be voted “FOR” an adjournment of the extraordinary general meeting, if necessary as determined by the chairman, to solicit additional proxies. Any adjournment of the extraordinary general meeting for the purpose of soliciting additional proxies will allow our shareholders who have already sent in their proxies to revoke them at any time prior to their use at the extraordinary general meeting as adjourned. With the prior written consent of NRZ, our board of directors may (on not more than one occasion) change, postpone or adjourn the date for which the general meeting is scheduled at any time prior to the general meeting, if the Company in good faith believes that such change, postponement or adjournment would reasonably be expected to increase the likelihood of obtaining the requisite approval from Company shareholders.

Rights of Shareholders Who Dissent From the Merger

Shareholders are entitled to Dissenters’ Rights under Cayman Islands law in connection with the Merger. This means that you are entitled to be paid the fair value of your ordinary shares of HLSS as ultimately determined by the Grand Court of the Cayman Islands in a judicial proceeding in accordance with Cayman Islands law and to receive payment based on that determination. The ultimate amount you receive as a dissenting shareholder in such dissenting shareholder proceeding may be more than, the same as or less than the amount you would have received under the Merger Agreement.

To perfect your Dissenters’ Rights, you must submit a written objection to the Merger to us before the vote is taken on the Merger Agreement and the Cayman Plan of Merger at the extraordinary general meeting. Your failure to follow exactly the procedures specified under Cayman Islands law will result in the loss of your Dissenters’ Rights. See the section of this proxy statement entitled “Dissenting Shareholder Rights Under Cayman Companies Law” and the text of the Cayman Islands law dissenting rights statute, Section 238 of the Cayman Islands Companies Law, reproduced in its entirety as Annex F to this proxy statement. This proxy statement constitutes our notice to our shareholders of the availability of Dissenters’ Rights in connection with the Merger.

Solicitation of Proxies

This proxy solicitation is being made and paid for by us on behalf of our board of directors. In addition, we have engaged Innisfree to assist in the solicitation of proxies for the extraordinary general meeting, and we estimate that we will pay Innisfree a fee of approximately $35,000. We also have agreed to reimburse Innisfree for out-of-pocket expenses and to indemnify them against certain losses arising out of their proxy solicitation services. Our directors, officers and employees may also solicit proxies by personal interview, mail, e-mail, telephone, facsimile or other means of communication. These persons will not be paid additional compensation for their efforts. We will also request brokers, banks and other nominees to forward proxy solicitation material to the beneficial owners of ordinary shares of HLSS that the brokers, banks and nominees hold of record. Upon request, we will reimburse them for their reasonable out-of-pocket expenses related to forwarding the material.

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Questions and Additional Information

If you have more questions about the Merger, need assistance in submitting your proxy or voting your shares, or need additional copies of the proxy statement or the enclosed proxy card, you should contact Innisfree, our proxy solicitor:

Call Collect: (212) 750-5833

Toll Free: (888) 750-5834

Email to: info@innisfreeman.com

Address: 501 Madison Avenue, New York, NY 10022

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PROPOSAL 1

APPROVAL OF THE MERGER AGREEMENT AND THE CAYMAN PLAN OF MERGER

Background of the Merger

Since HLSS’s initial public offering in March 2012, the board of directors and management of HLSS have regularly considered various strategic opportunities to maximize shareholder value. As part of its ongoing evaluation of HLSS’s long-term strategy and prospects, the board of directors and management of HLSS have regularly reviewed and assessed HLSS’s business objectives as well as HLSS’s competitive position and industry trends, and have considered various strategic options potentially available to the Company, with the goal of maintaining an appropriate risk profile and maximizing value for HLSS’s shareholders. These discussions have addressed key factors affecting the business of the Company including, among other things, the availability of assets, the availability and cost of capital and financing and the impact of the regulatory and competitive environment for mortgage servicing, as well as strategic alternatives such as potential acquisitions, dispositions, strategic partnerships and other business combinations.

HLSS’s primary business activities consisted of the acquisition and financing of rights to mortgage servicing rights, including servicing fees and servicer advances. All of the rights to mortgage servicing rights acquired by HLSS were purchased from Ocwen Loan Servicing, LLC (referred to in this proxy statement as “Ocwen Servicing”), a wholly owned subsidiary of Ocwen Financial Corporation (referred to in this proxy statement, together with its subsidiaries, as “Ocwen”). Ocwen Servicing serviced all of the mortgage loans related to such rights to mortgage servicing rights. HLSS, through its wholly owned subsidiaries, entered into various revolving servicer advance financing facilities to finance its acquisition of servicer advances from Ocwen Servicing.

On October 21, 2014, as part of its ongoing investigation of Ocwen, the New York State Department of Financial Services (referred to in this proxy statement as the “NY DFS”) sent a public letter (referred to in this proxy statement as the “October NY DFS Letter”) to Ocwen alleging material deficiencies in Ocwen’s servicing systems and processes, including Ocwen’s backdating of an unknown number of letters to borrowers. In addition, the October NY DFS Letter questioned Ocwen’s ability to properly service loans, alleging that Ocwen has not resolved the issues nearly a year after their initial discovery, as well as failing to act with the proper urgency to the problem. As of October 21, 2014, Ocwen serviced 98% of HLSS’s residential mortgage assets.

On the same day and after the release of the October NY DFS Letter, various ratings agencies downgraded HLSS’s and Ocwen’s corporate credit ratings as follows: (i) Moody’s Investors Service (referred to in this proxy statement as “Moody’s”) downgraded HLSS’s Corporate Family Rating from Ba3 to B2, (ii) Moody’s downgraded HLSS’s senior secured credit facility from Ba3 to B2, (iii) Standard & Poor’s Rating Services (referred to in this proxy statement as “S&P”) downgraded Ocwen from B+ to B with a negative outlook, (iv) Moody’s downgraded Ocwen’s Corporate Family Rating from B1 to B2, (v) Moody’s downgraded Ocwen’s senior secured credit facility rating from B1 to B2 and (vi) Moody’s downgraded Ocwen’s senior unsecured debt rating from B2 to B3. Between October 21, 2014 and October 31, 2014, various analysts lowered their ratings and share price targets for HLSS, citing the increased risk to HLSS’s revenue and assets given HLSS’s ties to the servicing relationship with Ocwen, the various ratings agency downgrades of HLSS and Ocwen and the higher risk regulatory environment. HLSS’s share price fell from $21.82 at market close on October 20, 2014 to $18.90 at market close on October 22, 2014. A decrease in ratings generally results in an increased cost of capital.

On October 28, 2014, S&P lowered its prime, subprime, special and subordinate-lien residential servicer rankings on Ocwen from “Above Average” to “Average” with a negative outlook. Under the terms of the Sixth Amended and Restated Indenture, dated as of January 17, 2014, by and among HLSS Servicer Advance Receivables Trust (referred to in this proxy statement as the “HSART Trust”), as issuer, Deutsche Bank National Trust Company (referred to in this proxy statement as the “Indenture Trustee”), HLSS Holdings, LLC, a wholly owned subsidiary of HLSS (referred to in this proxy statement as “HLSS Holdings”), as administrator and as servicer, Ocwen Servicing, as a subservicer and as servicer, and Barclays Bank PLC, as administrative agent, Wells Fargo Securities, LLC, as administrative agent, and Credit Suisse AG, New York Branch, as administrative agent, and any indenture supplements, amendments and ancillary agreements and documentation thereto (referred to in this proxy statement as the “HSART Facility”), and the Third Amended and Restated Indenture, dated as of January 19, 2015, by and among HLSS Servicer Advance Receivables Trust II, as issuer, the Indenture Trustee, HLSS Holdings, as administrator and as servicer, Ocwen Servicing, as a subservicer and as servicer and Barclays Bank PLC, as administrative agent, and any indenture supplements, amendments and ancillary agreements and documentation thereto (referred to in this proxy statement as the “HSART II Facility”), a 5.00% advance rate reduction would have then occurred immediately upon Ocwen Servicing’s S&P subprime servicer rating being reduced below “Average.” As of October 28, 2014, a 5.00% advance rate reduction would have resulted in HLSS having to immediately fund an additional $315 million to meet cash calls (referred to in this proxy statement as a “Facility Cash Call”). Failure to fund the Facility Cash Call by the next payment date would cause a default in the HSART Facility and the HSART II Facility and result in an inability to purchase new advances from Ocwen Servicing, which, in turn, could trigger defaults in the underlying residential mortgage loan servicing agreements (referred to

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in this proxy statement as “PSAs”) if Ocwen Servicing were to fail to fund advances thereunder when required. As of October 28, 2014, HLSS did not have sufficient cash on hand to fund a potential Facility Cash Call. HLSS commenced immediate contingency planning to address a potential Facility Cash Call.

On October 31, 2014, HLSS’s management updated HLSS’s board of directors on the October NY DFS Letter, the potential impact of an advance rate reduction and management’s contingency planning for a Facility Cash Call. Representatives of HLSS’s management informed HLSS’s board of directors that HLSS had begun negotiations with Barclays Bank PLC, Wells Fargo Bank, N.A. and Credit Suisse AG, Cayman Islands Branch (collectively referred to in this proxy statement as the “VFN Lenders”) for amendments to the variable funding notes (referred to in this proxy statement as the “Variable Funding Notes”) issued under the HSART Facility and with Barclays Bank PLC for amendments to the HSART II Facility. HLSS’s management expected that such amendments could address approximately $100 million of the Facility Cash Call funding requirement by eliminating the 5.00% advance rate reduction associated with the potential reduction in S&P’s subprime servicer rating of Ocwen Servicing on the Variable Funding Notes. Consent from the holders of all, or a significant portion of, the HSART Term Notes (defined below) would have been required in order to effect the necessary amendments and HLSS was advised by the VFN Lenders that it would be unlikely to be able to amend the term notes issued under the HSART Facility on terms HLSS would consider reasonable under the circumstances. Consent from holders of the HSART Term Notes had never before been obtained for an amendment under the HSART Facility and HLSS was not aware of term noteholder consent ever being obtained in similar advance financing facilities in the market.

On December 3 and December 4, 2014, HLSS’s board of directors met for its quarterly board meeting. Representatives of HLSS’s management informed HLSS’s board of directors that the impact of Ocwen’s regulatory challenges on HLSS’s ability to access the capital markets and the cost of any such financing required HLSS to retain additional cash to offset a potential loss of borrowing capacity. Representatives of HLSS’s management discussed with HLSS’s board of directors that HLSS’s access to advance financing previously had been through rated securitization markets; however, S&P, the only rating agency that had been actively rating servicer advance facility debt, had stopped rating new term notes in April of 2014 and HLSS’s ability to access the equity markets was materially constrained. HLSS’s management further noted that S&P had published its new servicer advance ratings methodology in October 2014 and that HLSS expected to be able to issue new rated fixed rate notes in January 2015. HLSS’s management explained to HLSS’s board of directors that HLSS would need additional borrowing capacity in order to refinance the $600 million 1-year Series 2014-T1 term notes issued under the HSART Facility, which would begin amortizing on January 15, 2015 (referred to in this proxy statement as the “Series 2014-T1 Term Notes”). HLSS’s management further explained that HLSS planned to issue over $1 billion aggregate principal amount of rated term notes in the first quarter of 2015. Representatives of HLSS’s management and HLSS’s board of directors also discussed HLSS’s progress in relation to arranging financing in the event of the need to finance a Facility Cash Call, as well as the negative impact of Ocwen’s regulatory developments on HLSS’s equity yield. As of December 4, 2014, the yield on HLSS’s equity was approximately 11.2%.

On December 5, 2014, HLSS announced that it had entered into amendment agreements with each of the VFN Lenders to modify the Variable Funding Notes to avoid, subject to certain conditions, a Facility Cash Call upon a further downgrade of Ocwen Servicing’s servicer rating by S&P so long as HLSS remained able to make the Facility Cash Call payment that remained applicable to the term notes (referred to in this proxy statement as the “HSART Term Notes”) issued by the HSART Trust.

On December 22, 2014, Ocwen announced that it had reached a settlement agreement with the NY DFS related to investigations of Ocwen’s mortgage servicing practices in the state of New York (referred to in this proxy statement as the “DFS Consent Order”). The DFS Consent Order contained monetary and non-monetary provisions, including a civil monetary penalty of $100 million to be paid by Ocwen to the NY DFS by December 31, 2014 and $50 million to be paid by Ocwen as restitution to certain current and former New York borrowers. Ocwen also agreed to non-monetary settlement provisions relating to New York borrower assistance measures, a monitor-led oversight of Ocwen’s operations and interactions with related parties (including HLSS) and certain corporate governance measures. The DFS Consent Order provided that acquisitions of mortgage servicing rights would be subject to Ocwen meeting specified benchmarks as well as obtaining the approval of the NY DFS. As part of the DFS Consent Order, HLSS founder William C. Erbey agreed to step down from his positions as Non-Executive Chairman of HLSS and as Executive Chairman of Ocwen, each resignation effective January 16, 2015.

On January 5, 2015, S&P informed representatives of HLSS’s management that S&P would not be in a position to rate a new issuance of notes in time to refinance the Series 2014-T-1 Term Notes. As a result, HLSS’s management considered the potential impact on HLSS’s future financing if the Series 2014-T1 Term Notes operated in targeted amortization. HLSS began negotiations with the VFN Lenders to seek additional borrowing capacity on the Variable Funding Notes.

On January 8, 2015, HLSS was advised by Ocwen that the California Department of Business Oversight (referred to in this proxy statement as the “CA DBO”) had, on October 3, 2014, filed an accusation in support of its notice of intent to suspend Ocwen’s residential mortgage lender and loan servicer license. HLSS determined that approximately 22% of the value of the loans underlying its portfolio of the rights to receive the servicing fees (referred to in this proxy statement as “Rights to MSRs”) were in respect of properties located in California and that substantially all of its PSAs contain California loans. Subsequently, there were various reports in the financial press with respect to an administrative action against Ocwen that was instituted by the CA DBO. The disclosure of further adverse regulatory action against Ocwen by the CA DBO shortly after the DFS Consent Order seemed to have a substantial

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impact on the market perception and credibility of Ocwen and its related counterparties, including HLSS. HLSS’s share price fell from $17.58 at market close on January 8, 2015 to $12.95 at market close on January 13, 2015, and on January 14, 2015, Moody’s downgraded HLSS’s credit rating to B3/Negative.

On January 15, 2015, HLSS entered into amendment agreements with each of the VFN Lenders. Each amendment agreement increased the maximum principal balance of the applicable series of the Variable Funding Notes by $100 million for a three-month period. The $300 million aggregate increase in borrowing capacity was utilized, in part, to fund the $600 million redemption of the Series 2014-T1 Term Notes. In consideration of these amendments, HLSS agreed to a 2.00% advance rate reduction in respect of the Variable Funding Notes, which, combined with the shift of borrowing from the $600 million Series 2014-T1 Term Notes (after giving effect to the redemption of the Series 2014-T1 Term Notes) to Variable Funding Notes, reduced HLSS’s cash balance by approximately $100 million.

On January 16, 2015, HLSS’s board of directors met to review recent developments. Representatives of HLSS’s management updated the members of HLSS’s board of directors on the administrative action instituted by the CA DBO against Ocwen and the impact that Ocwen’s various regulatory issues was having on HLSS and its business. In addition, HLSS’s management presented an update on HLSS’s financing and liquidity considerations. HLSS’s management noted that HLSS’s liquidity would remain constrained until S&P began to rate new servicer advance facility notes. HLSS’s management informed HLSS’s board of directors that, as a result of these constraints, HLSS had been forced to reevaluate its ability to proceed with certain growth opportunities outside of HLSS’s existing core business. In light of the foregoing considerations, HLSS’s board of directors authorized HLSS’s management to engage a financial and legal advisor to explore various business and strategic alternatives potentially available to HLSS. Also at the meeting, HLSS’s board of directors authorized HLSS’s management to retain Weil, Gotshal & Manges LLP (referred to in this proxy statement as “Weil”) to act as legal advisor to HLSS.

On January 19, 2015, in light of recent liquidity considerations, HLSS amended the HSART II Facility to, among other things, extend the expected repayment date of the HSART II Facility from February 13, 2015 to December 3, 2015 and incorporate additional designated servicing agreements as collateral.

On January 22, 2015, two representatives from HLSS’s board of directors had a meeting with two senior executives of NRZ where the idea of a strategic transaction involving NRZ acquiring HLSS was discussed between the parties.

On January 23, 2015, counsel to BlueMountain Capital Management, LLC (referred to in this proxy statement as “BlueMountain”), which represented that it was the investment manager of funds that held certain Series 2012-T2 and Series 2013-T3 notes issued under the HSART Facility, sent a letter (referred to in this proxy statement as the “BlueMountain Letter”) to HLSS Holdings, the HSART Trust, Ocwen Servicing and the Indenture Trustee, asserting alleged Events of Default under the HSART Facility (as defined therein). BlueMountain stated that it had taken a short position on behalf of certain funds in the stock of HLSS and in the stock of Ocwen. The BlueMountain Letter asserted (i) that Ocwen Servicing was in material breach of covenants to comply with applicable laws and requisite servicing obligations, (ii) that Ocwen Servicing was in breach of a warranty in Ocwen Servicing’s senior secured term loan facility resulting in a cross-default under the HSART Facility and (iii) the failure of the “Collateral Test,” which measures whether the HSART Term Notes and Variable Funding Notes under the HSART Facility are adequately collateralized. The occurrence of an Event of Default would trigger the accrual of a default fee in respect of the HSART Term Notes and Variable Funding Notes under the HSART Facility at a rate of 3.00% annum, which would equate to approximately $157 million of additional expense per year based on outstanding borrowing as of that date. In addition, an Event of Default would have resulted in a facility early amortization event in respect of the HSART Term Notes and Variable Funding Notes under the HSART Facility. A facility early amortization event would have immediately resulted in HLSS’s inability to finance additional advances under the HSART Facility and, therefore, negatively impacted HLSS’s ability to purchase advances from Ocwen, as contractually required and would have put at risk all or part of the $691 million of HLSS’s equity in the HSART Facility. Principal and interest advances were due on 424 PSAs on this day and it was not clear until later in the day that the HSART Facility would be allowed to revolve and that HLSS would meet its funding obligations to Ocwen that day.

On the same day, Ocwen announced that it had reached a settlement with the CA DBO in relation to the administrative action instituted against it on October 3, 2014. Also on the same day, counsel to bond investors purportedly representing 25% of the total voting rights in 119 residential mortgage backed securities trusts serviced by Ocwen issued a press release regarding notices of nonperformance provided to various trustees in relation to Ocwen’s servicing practices under those residential mortgage backed securities trusts (referred to in this proxy statement as the “RMBS Notices”). HLSS owned Rights to MRSs in respect of 90 of such 119 residential mortgage backed securities trusts. If proven, these allegations could have ultimately resulted in servicing being transferred away from Ocwen without input from HLSS and with no certainty regarding compensation to HLSS.

Over the course of the next week, HLSS’s share price fell from $15.35 at market close on January 22, 2015 to $12.06 at market close on January 30, 2015.

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Subsequent to the January 16, 2015 meeting of HLSS’s board of directors, meetings and telephone conversations were held by representatives of HLSS’s management and the Chairman of HLSS’s board of directors with four potential financial advisors, and on January 24, 2015, a determination was made to engage Citigroup Global Markets Inc. (referred to in this proxy statement as “Citi”) as HLSS’s financial advisor in connection with the exploration by the board of directors of various business and strategic alternatives potentially available to HLSS. The decision was based on several factors, including Citi’s familiarity with HLSS, its role as an advisor to HLSS in connection with its initial public offering, its strong credentials within the mortgage sector, its familiarity with the relevant issues that were impacting HLSS at the time and the fact that it was not a lender to HLSS.

On January 26, 2015, HLSS Holdings sent a letter to the Indenture Trustee in response to the allegations contained in the BlueMountain Letter and indicated that HLSS intended to vigorously defend itself against the claims asserted by BlueMountain. On the same day, counsel to Ocwen sent a letter to the Indenture Trustee asserting that no Events of Default under the HSART Facility had occurred. Notwithstanding the sending of such letters, there was no immediate clarity as to how the Indenture Trustee would respond and the ultimate potential impact on the HSART Trust.

On the same day, HLSS’s board of directors held a meeting at which representatives of HLSS’s management updated HLSS’s board of directors on the allegations contained in the BlueMountain Letter and the responses to those allegations. HLSS’s board of directors discussed the liquidity and financing risks that HLSS was facing in light of recent events. HLSS’s management informed HLSS’s board of directors that the sale of HLSS’s portfolio of re-performing loans would be effected on an expedited basis to increase HLSS’s near term liquidity, and that HLSS’s management was working to secure back-up financing for the HSART Facility. HLSS’s management informed HLSS’s board of directors that back-up financing was necessary due to the risk that the Indenture Trustee or administrative agents operating the HSART Facility might refuse to provide new advances while the default allegations were being investigated. Should this occur, HLSS would lose access to the funding necessary for HLSS to fund its purchases of servicer advances from Ocwen Servicing.

On January 28, 2015, the Indenture Trustee sent a notice to holders of HSART Term Notes and the Variable Funding Notes under the HSART Facility attaching the BlueMountain Letter, the response letters of HLSS and Ocwen to the BlueMountain Letter and the RMBS Notices. The Indenture Trustee also provided notice that it had engaged legal counsel to review the allegations contained in the BlueMountain Letter and the RMBS Notices.

On the same day, the chairman of HLSS’s board of directors received a telephone call from a representative of senior management of NRZ in which NRZ suggested that HLSS and NRZ should discuss a potential strategic transaction.

On January 29, 2015, Moody’s downgraded Ocwen’s servicer quality assessment from SQ3+ to SQ3- as a primary servicer of subprime residential loans and as a special servicer of residential mortgage loans, citing heightened regulatory scrutiny and legal developments. This downgrade constituted a “Termination Event” under the various sale supplements to the Master Servicing Rights Purchase Agreement, dated as of October 1, 2012, among HLSS, HLSS Holdings and Ocwen Servicing (referred to in this proxy statement as the “MSRPA”) and the various Sale Supplements thereto (referred to in this proxy statement as the “Sale Supplements”), entitling HLSS to direct Ocwen Servicing to use commercially reasonable efforts to transfer the servicing rights relating to any affected PSA to a third party servicer identified by HLSS, to the extent all required third party consents to the transfer of such servicing rights relating to any such PSA can be obtained.

On the same day, the first of three putative class action lawsuits was filed against HLSS and certain of its current and former officers and directors in the United States District Court for the Southern District of New York. These three lawsuits were captioned (i) Oliveira v. Home Loan Servicing Solutions, Ltd., et al., No. 15-CV-652 (S.D.N.Y.); (ii) Berglan v. Home Loan Servicing Solutions, Ltd., et al., No. 15-CV-947 (S.D.N.Y.); and (iii) W. Palm Beach Police Pension Fund v. Home Loan Servicing Solutions, Ltd., et al., No. 15-CV-1063 (S.D.N.Y.). These lawsuits were consolidated into a single action on April 2, 2015. The consolidated lawsuit alleges HLSS violated federal securities laws based on certain public disclosures made by HLSS that purportedly misled investors by failing to disclose, among other things, the extent of HLSS’s dependence on Ocwen, information regarding governmental investigations of Ocwen’s business practices and HLSS’s own purportedly inadequate internal controls, and seeks to recover certain losses alleged by investors.

During the afternoon of January 29, 2015, HLSS’s board of directors held a meeting at which members of HLSS’s management and Weil were present. At the meeting, representatives of HLSS’s management updated HLSS’s board of directors on the class action lawsuit that had been recently filed as well as further updates with respect to the allegations contained in the BlueMountain Letter and other regulatory issues with respect to Ocwen and the continued impact such issues were having on the financial performance of HLSS. HLSS’s management informed HLSS’s board of directors that, as a result of recent developments, HLSS’s financing costs would likely increase and that HLSS’s risk profile had changed in the eyes of the market. HLSS’s management also updated HLSS’s board of directors on its efforts to secure back-up financing for the HSART Facility. HLSS’s board of directors was informed that HLSS had received an inquiry from NRZ and also from a potential buyer that we refer to as Company A. HLSS’s board

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of directors discussed with representatives of HLSS’s management the various risks facing HLSS and the strategic alternatives potentially available to HLSS for managing such risks, and authorized HLSS to enter into confidentiality agreements (which included customary standstill provisions) with each of NRZ and Company A, as well as other parties that might express an interest in exploring a potential transaction with HLSS and which HLSS’s management believed were capable of executing such a strategic transaction.

On January 30, 2015, NRZ and its external manager executed a customary confidentiality agreement with HLSS. Later that day, representatives of Citi had an initial call with representatives of a financial advisor to Ocwen to discuss the challenges which HLSS and Ocwen were facing as a result of the regulatory and other issues at Ocwen. During this call, the possibility of a potential transaction between HLSS and Ocwen was raised by Ocwen. On the same day, representatives of HLSS’s management had an initial discussion with Company A regarding a possible sale to Company A of HLSS’s mortgage servicing portfolio and related assets as well as the potential for Company A to act as a back-up servicer to Ocwen, and Company A signed a customary confidentiality agreement with HLSS. Also on the same day, a representative of HLSS’s management received a telephone call from a potential buyer, which we refer to as Company B, expressing interest in exploring a transaction involving HLSS, Ocwen and Altisource.

On January 31, 2015, HLSS met with NRZ to discuss a potential transaction in more detail. That evening, HLSS met with Company B, and Company B executed a customary confidentiality agreement with HLSS (which included a customary standstill provision).

On February 1, 2015, representatives of Citi contacted Ocwen’s financial advisor to schedule a meeting to continue the discussion regarding a potential transaction. Ocwen’s financial advisor indicated that it was still familiarizing itself with Ocwen’s business and current circumstances. Representatives of Citi noted that HLSS was actively exploring strategic alternatives with multiple parties on an expedited basis.

On February 2, 2015, representatives of HLSS’s management had a call with Mangrove Partners Master Fund Ltd. (referred to in this proxy statement as “Mangrove Partners”), a shareholder of HLSS, regarding Mangrove Partners’ plan to send a letter to HLSS’s board of directors regarding steps that Mangrove Partners recommended be taken by HLSS with respect to its business and governance. Later that day, HLSS’s board of directors received a letter from Mangrove Partners stating its belief that it was imperative for HLSS to exercise its contractual right to terminate its relationship with Ocwen without delay.

On February 3, 2015, representatives of Citi and HLSS met with NRZ to further discuss a potential transaction between HLSS and NRZ. Later that day, NRZ submitted an indication of interest to acquire 100% of the outstanding common shares of HLSS for $16.00 to $18.00 per share in cash. NRZ’s proposal was not subject to any financing contingencies and proposed an expedited timeline to complete due diligence and negotiate a definitive agreement.

On February 4, 2015, Fitch Ratings Inc. downgraded Ocwen’s residential primary servicer rating for subprime products from “RPS3” to “RPS4,” noting that Ocwen “continued to perform servicing functions at a proficient level.” However, Ocwen’s servicer ratings had fallen below the minimum criteria in a significant percentage of its private label securities agreements. This downgrade resulted in an additional optional “Termination Event” under the Sale Supplements entitling HLSS to direct Ocwen Servicing to use commercially reasonable efforts to transfer the servicing rights relating to any affected PSA to a third party servicer identified by HLSS, to the extent all required third party consents to the transfer of such servicing rights relating to any such PSA can be obtained.

On the same day, NRZ was granted access to an online data room containing non-public information about HLSS. Later that day, HLSS’s board of directors held a meeting at which representatives of HLSS’s management, Citi and Weil were present. At the meeting, HLSS’s management provided an update on recent developments affecting HLSS, including the letter from Mangrove Partners and HLSS’s proposed response. HLSS’s management and HLSS’s board of directors discussed the further ratings downgrades of Ocwen’s servicer ratings, the resulting impact on HLSS’s relationship with Ocwen and the market’s reaction to those downgrades. HLSS’s management updated HLSS’s board of directors on the proposal received from NRZ and indicated that further discussions with Company A and Company B had taken place. HLSS’s management and HLSS’s board of directors then discussed the viability of maintaining HLSS’s current business model on a standalone basis in light of the risks it faced. In particular, HLSS’s management noted that delays by S&P in rating additional servicer advance financing debt had created strain on HLSS’s liquidity and that HLSS was finding it challenging to arrange contingent financing with reduced exposure to Ocwen’s regulatory and liquidity constraints. HLSS’s management also noted that as a consequence of the reduction in its share price, HLSS’s implied yield on equity had increased and, as a result, it was anticipated that HLSS would find it difficult to deploy cash available for reinvestment to acquire new assets that would meet or exceed such yield and that would have a risk profile similar to HLSS’s existing core assets.

Representatives of HLSS’s management and HLSS’s board of directors then discussed the benefits of a strategic transaction with an organization with both financing credibility and the capacity to provide back-up servicing in the event that any circumstance were to arise which would impact Ocwen’s servicing ability. Representatives of HLSS’s management noted that any forced transfer of servicing away from Ocwen could result in a significant impairment of HLSS’s assets and that HLSS would focus on ensuring the security of financing and preserving the value of HLSS’s assets.

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Representatives of Citi presented HLSS’s board of directors with an analysis of the proposal from NRZ. Representatives of Citi also reviewed various other potential strategic alternatives available to HLSS, including a sale of assets to Company A, a cash or equity transaction between HLSS and Ocwen, a multi-party transaction involving Company B and maintaining the status quo as a standalone company, and the potential risks associated with each strategic alternative. As part of this discussion, representatives of Citi reviewed with HLSS’s board of directors a preliminary valuation analysis of HLSS. Representatives of Citi noted that, in their view, the proposal from NRZ was all cash, had the highest degree of certainty and likelihood of proceeding on an expedited basis and that NRZ was far more advanced in pursuing a potential transaction with HLSS than the other potential acquirors. At the meeting, representatives of Cayman Islands counsel to HLSS, Walkers (referred to in this proxy statement as “Walkers”), reviewed with HLSS’s board of directors its fiduciary duties, including the legal standards applicable in connection with a sale of HLSS. At the conclusion of the discussion, HLSS’s board of directors determined that, in light of the recent developments with respect to Ocwen and the risk of imminent additional events that could result in further negative impact upon HLSS, continuing to explore strategic alternatives and conduct negotiations on an expedited basis would be in the best interest of HLSS and its shareholders. HLSS’s board of directors instructed Citi and HLSS’s management to convey HLSS’s timing considerations to all interested parties.

Later that day, HLSS received a proposal for a standby servicer advance facility from one of the lenders in the HSART Facility that was sized to replace up to $2.9 billion of the outstanding HSART Term Notes. This proposal included a significant upfront fee payable by HLSS and non-use fees that would be payable even if the capacity remained undrawn. On a drawn basis, the effective cost financing was estimated to be approximately LIBOR + 500 basis points annually which would have been significantly more costly to HLSS than HLSS’s then-existing arrangements. This offer was conditioned upon HLSS suspending its dividend.

On February 5, 2015, Ocwen publicly announced that it had hired financial advisors to pursue strategic alternatives and expected to record a loss for the fourth quarter of 2014 and for the full calendar year of 2014. Continued losses in future quarters could potentially result in Ocwen breaching financial covenants, which potentially could lead to (i) servicing being transferred away from Ocwen without input from HLSS and with no certainty of compensation to HLSS and (ii) certain Events of Default and/or amortization events under the HSART Facility and HSART II Facility.

On the same day, HLSS’s management sent a letter to Mangrove Partners indicating that it would not be appropriate for HLSS to disclose its strategic initiatives and views on asset valuation on a selective basis and noted its disagreement with Mangrove Partners’ claims as set forth in its letter dated February 2, 2015. Later that evening, Skadden, Arps, Slate, Meagher & Flom LLP (referred to in this proxy statement as “Skadden”), counsel to NRZ, sent Weil an initial draft merger agreement.

On February 6, 2015, Company B was granted access to the online data room and representatives of Citi informed representatives of Company B that HLSS was in the process of exploring strategic alternatives with multiple parties on an expedited timeline.

On February 7, 2015, representatives of Citi initiated a call with a potential buyer, which we refer to as Company C, to provide background on HLSS’s circumstances and discuss the specifics of a potential transaction with HLSS.

On February 8, 2015, Company C executed a confidentiality agreement with HLSS. On the same day, representatives of Citi contacted representatives of Ocwen’s financial advisor to discuss the potential options for a transaction between HLSS and Ocwen. Ocwen’s financial advisor stated that Ocwen lacked access to sufficient financing to make an all cash offer to acquire HLSS. Ocwen’s financial advisor further noted that a stock transaction would have been extremely dilutive for Ocwen’s shareholders given the relative exchange ratio as implied by each company’s share price at the time.

On February 9, 2015, HLSS received another letter from Mangrove Partners reiterating its belief that there had been multiple termination events under the MSRPA and Sale Supplements and that failure of HLSS to terminate its relationship with Ocwen by forcing a transfer of the servicing rights away from Ocwen constituted a breach of fiduciary duties by HLSS’s board of directors. In addition, Mangrove Partners indicated that unless HLSS announced that it has entered into definitive agreements to transfer servicing rights away from Ocwen, it intended to nominate a slate of directors for election to HLSS’s board of directors in order to protect HLSS shareholders’ interests. Mangrove Partners then issued a press release and publicly disclosed the letter.

On the same day, HLSS’s management had an initial call with Company C to discuss a potential transaction, which was proposed to include an injection of capital into HLSS and/or provision of a back-up financing facility for the benefit of HLSS or standby servicing. In addition, representatives of Citi had an initial discussion with another potential buyer, which we refer to as Company D, regarding a potential transaction between HLSS and Company D. Later that day, Weil sent to Skadden a revised draft of the proposed merger agreement.

On February 10, 2015, HLSS’s board of directors held a meeting at which representatives of HLSS’s management, Citi and Weil were present. At that meeting, HLSS’s management discussed recent developments including the publicly filed letter from Mangrove Partners and the related Schedule 14A filed by Mangrove Partners with the SEC on February 12, 2015 with respect to the

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nomination of a slate of directors, as well as a letter received from Kingstown Capital Management, LP (referred to in this proxy statement as “Kingstown Capital”), a purported significant shareholder of each of HLSS and Ocwen. Representatives of HLSS’s management noted that Kingstown Capital had expressed a preference that HLSS maintain its current business strategy and seek to preserve its relationship with Ocwen. Kingstown Capital also indicated that it planned to actively oppose any sale of HLSS to a third party effected with the intent of transferring subservicing away from Ocwen. Representatives of HLSS’s management also briefed HLSS’s board of directors on considerations relating to security of financing under the HSART Facility, the HSART II Facility, the impact of a potential Facility Cash Call and the status of the sale of HLSS’s portfolio of re-performing loans.

Representatives of Citi and HLSS’s management then discussed and reviewed with HLSS’s board of directors the status of NRZ’s proposal and the potential strategic alternatives with Ocwen, Company A, Company B, Company C and Company D, and maintaining the status quo. In particular, representatives of HLSS’s management and Citi noted that (i) with respect to Ocwen, any potential transaction would likely have to be structured as a stock-for-stock transaction, which would not alleviate HLSS’s concerns with respect to Ocwen’s regulatory issues and would require HLSS shareholders to accept significant additional Ocwen related risk and (ii) significant progress was being made with NRZ in terms of negotiating acceptable transaction terms. HLSS’s board of directors discussed the importance of expediency in the pursuit of strategic alternatives in light of recent events with Ocwen and the resulting uncertainty and liquidity risks, while at the same time considering the risks and benefits of maintaining the status quo as an independent company or pursuing a transaction with other potential buyers. HLSS’s board of directors discussed and considered various issues, including cost and security of financing, the long term viability of operating HLSS’s business with a higher cost of capital and the importance of acting on an expedited basis to preserve the value of HLSS’s assets. HLSS’s board of directors was briefed on the terms in the proposed merger agreement with NRZ, including the ability of HLSS to consider other unsolicited proposals and to accept a superior offer should one be received prior to obtaining shareholder approval of a merger with NRZ. HLSS’s board of directors authorized HLSS’s management, Citi and Weil to continue to negotiate with NRZ on an expedited timeline but to seek more favorable terms for HLSS with respect to the outstanding issues, while at the same time encouraging the other potential buyers to submit a proposal within the next few days.

On the same day, representatives of Citi had a call with Company C to continue to discuss a potential transaction between HLSS and Company C, which potential acquiror reinforced its ability to provide support to HLSS through back-up financing and standby servicing.

On February 11, 2015, representatives of Citi contacted representatives of Ocwen and each of Company A, Company B, Company C and Company D to request that proposals for a potential transaction with HLSS be submitted promptly.

On February 12, 2015, the Indenture Trustee informed HLSS of its intention to pursue an adjudication process relating to the allegations contained in the BlueMountain Letter and to withhold from distribution and/or deposit with a court certain excess funds that would otherwise be distributable to HLSS’s wholly owned subsidiary, HLSS Servicer Advance Facility Transferor, LLC (referred to in this proxy statement as the “HSART Depositor”), the depositor to the HSART Trust, which would trigger the accrual of a default fee in respect of the HSART Term Notes and the Variable Funding Notes under the HSART Facility at a rate of 3.00% per annum should the adjudication be unfavorable to HLSS or, if such adjudication were decided in HLSS’s favor, would result in a return of this additional reserve to HLSS.

On February 13, 2015, Ocwen submitted an indicative proposal for the acquisition of 100% of HLSS’s outstanding common shares for 0.9x to 1.1x book value, with consideration to be comprised primarily of Ocwen common stock with the potential for some cash consideration and with a proposed timeline of 30 days to announce a transaction. Based on HLSS’s approximate book value of $18.18 per share as of December 31, 2014, this proposal implied a range of $16.36 per share to $20.00 per share; however, it was unclear how the exchange ratio for the Ocwen common stock would be determined or how the market would react to such a transaction. Company C also submitted an indicative proposal to HLSS’s management to be a back-up or standby servicer for Ocwen in exchange for a portion of HLSS’s servicing fees and a transfer of a substantial portion of the PSAs currently serviced by Ocwen Servicing to Company C’s servicing operation. On the same day, representatives of Citi had a call with Company A to discuss Company A’s verbal indicative proposal for the cash acquisition of HLSS’s Rights to MSRs and associated servicing advances at a value approximating the book value of such assets. Later that day, Company B submitted a verbal indicative proposal for the acquisition of 100% of HLSS’s outstanding common shares also at a value approximating HLSS’s December 31, 2014 book value, and representatives of Citi subsequently sent to Company B an initial draft merger agreement. Company D did not submit an indicative proposal.

On February 14, 2015, HLSS’s board of directors held a meeting at which representatives of HLSS’s management, Citi and Weil were present. At the meeting, representatives of HLSS’s management updated HLSS’s board of directors on recent events, including negotiations with the Indenture Trustee. Representatives of HLSS’s management and Citi then reviewed with HLSS’s board of directors the risks that HLSS faced in light of recent events with respect to Ocwen and HLSS, including the risk of servicing being transferred away from Ocwen with no certainty of compensation to HLSS and potential negative impact on HLSS’s financial

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performance, operating results, availability of financing, liquidity and share price resulting from (i) the potential failure to favorably resolve alleged events of default by BlueMountain, (ii) the significant increase in market spreads on advances serviced by Ocwen as a result of recent events, (iii) recent events such as Ocwen’s settlement with the NY DFS, (iv) recent regulatory-related actions relating to Ocwen which had led to the allegations contained in the BlueMountain Letter and the RMBS Notices and (v) other recent events with respect to Ocwen which had had a negative impact on HLSS’s share price due to HLSS’s relationship with Ocwen.

Representatives of HLSS’s management and Citi then updated HLSS’s board of directors with respect to the conversations that they had with each of the potential buyers and discussed with HLSS’s board of directors the indicative proposals that had been received. In particular, HLSS’s management and Citi noted that (i) with respect to Company A, the proposed asset acquisition structure was not optimal given that a servicing transfer could take considerable time and, during this potentially prolonged wind-down period, HLSS would incur significant operating expense, and further, such proposal would result in unattractive valuation, (ii) with respect to Company B, although the verbal indicative proposal of approximately $18.18 per share was in the same price range as NRZ’s proposal, Company B’s proposal was subject to due diligence that Company B anticipated would take a period of approximately 30 days to complete, and such due diligence period could cause HLSS to risk losing the proposed transaction to NRZ, which was proceeding on an expedited timeline, and Company B also did not submit a response to the draft merger agreement, (iii) with respect to Company C, although back-up servicing from a strong counterparty was attractive, Company C did not have a track record servicing non-agency loans like those in the HLSS portfolio, and the risks associated with the forced transfer of a substantial portion of HLSS’s servicing away from Ocwen made Company C’s offer less attractive, (iv) with respect to Company D, Citi had been informed that Company D was not planning to submit an indicative proposal within the proposed timeframe and (v) with respect to Ocwen, an all-stock offer did not adequately address HLSS’s concerns with respect to HLSS’s exposure to Ocwen’s risks and it was unclear whether such a transaction would restore either HLSS’s or Ocwen’s access to sufficient capital on reasonable terms.

Representatives of HLSS’s management, Weil and Citi then discussed NRZ’s proposal in further detail with HLSS’s board of directors. In particular, representatives of HLSS’s management, Weil and Citi noted that NRZ’s proposal provided increased deal certainty since there was no financing contingency and, although still under negotiation, NRZ had largely accepted HLSS’s key merger agreement requirements. At the conclusion of the meeting, HLSS’s board of directors authorized HLSS’s management, Citi and Weil to seek more favorable terms for HLSS with respect to the outstanding issues, while continuing discussions with the other potential buyers.

Later that day, Company B submitted a written indicative proposal reinforcing and expanding on its verbal proposal made on February 13, 2015 for the acquisition of 100% of HLSS’s outstanding common shares at book value, financed with 100% cash, at a price of $18.25 per share, with a potential upside to $22.00 per share if a transaction with Ocwen could also be consummated, but Company B did not submit a response to the draft merger agreement. Company B also indicated that it would not accept certain of the key merger agreement terms requested by HLSS, including the favorable definition of “Company Material Adverse Effect” that had been accepted by NRZ.

Between February 14, 2015 and February 16, 2015, representatives of HLSS’s management, Citi and Weil and representatives of NRZ’s management and financial and legal advisors continued negotiating the outstanding terms of the transaction, and exchanged drafts of the merger agreement. On February 15, 2015, HLSS’s board of directors held a meeting at which representatives of HLSS’s management, Weil, Walkers and Citi were present. At the meeting, a representative of Walkers reviewed with HLSS’s board of directors its fiduciary duties, including the legal standards applicable to its decisions with respect to a potential sale of HLSS.

On February 16, 2015, HLSS’s board of directors held a meeting at which representatives of HLSS’s management, Citi and Weil were present. Representatives of Citi reviewed with HLSS’s board of directors a preliminary valuation analysis of HLSS and representatives of HLSS’s management and Weil updated HLSS’s board of directors on the negotiations with NRZ.

On February 17, 2015, HLSS Holdings and the HSART Depositor entered into an agreement with the Indenture Trustee. Pursuant to the agreement, the parties agreed, among other things, that during the term of the agreement, the Indenture Trustee will not commence a judicial proceeding to seek judicial guidance regarding the allegations contained in the BlueMountain Letter (which the Indenture Trustee indicated it likely would do in the absence of the agreement), and HLSS Holdings and the HSART Depositor agreed to allow the Indenture Trustee to withhold certain excess funds that would otherwise be distributable to the HSART Depositor in an amount up to the Interest Accrual Differential (as defined in the agreement) for the related interest accrual period under the HSART Facility.

On February 19, 2015, Company A submitted an indicative proposal to HLSS’s management reinforcing and expanding on its verbal proposal on February 13, 2015 for the acquisition of all of the Rights to MSRs at book value. Company A proposed that the purchase price be paid and that the asset transfers occur in six equal quarterly installments over a period of 18 months at a price of 37.4 basis points (0.374%), calculated based upon the unpaid principal balance of the related mortgage loans underlying the Rights to

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MSRs each time the servicing of such mortgage loans is transferred. At the time of such asset transfer, Company A intended to purchase the related outstanding servicing advances at par. Company A also required up to 60 days to complete diligence, receive internal approvals and negotiate and sign the sale agreement. The ultimate proceeds expected to be received from Company A would depend on a number of factors, including the conditional prepayment rate in respect of the Rights to MSRs and the reduction in advance balances during the acquisition period. Further, HLSS would continue to face financing risk and pay operating expenses during the potentially extended wind-down period.

On February 20, 2015, counsel to BlueMountain sent another letter asserting additional alleged Events of Default under the HSART Facility.

On the same day, HLSS received a second proposal for a standby servicer advance facility from a VFN Lender under the HSART Facility. The proposal was sized to potentially amend or refinance all $2.9 billion of the HSART Term Notes. This proposal included a significant upfront fee payable by HLSS, success fees for term note amendments and various facility fees if the back-up financing was drawn. The estimated annual cost of the back-up financing as drawn was stated as a range of LIBOR + 650 to LIBOR + 900 basis points, depending on market execution levels. This would have been significantly more costly to HLSS than HLSS’s then-existing arrangements. In addition, this offer, as well as the first back up financing offer that HLSS received on February 4, 2015, was conditioned upon HLSS suspending its dividend. Finally, this offer would have resulted in refinancing all long term debt as short term debt.

On the same day, HLSS’s board of directors held a meeting at which representatives of HLSS’s management, Citi, Weil and Walkers were present. At the meeting, representatives of Walkers reviewed the fiduciary duties of HLSS’s board of directors, including the legal standards applicable to its decisions with respect to a potential sale of HLSS. Representatives of Weil then provided an overview of the key terms of the revised merger agreement that had been negotiated with NRZ. Representatives of Citi then made a presentation with respect to the proposed offer from NRZ of $18.25 per share in cash and rendered its oral opinion, which opinion was subsequently confirmed in a written opinion dated February 22, 2015, to HLSS’s board of directors to the effect that, as of February 20, 2015 and based upon and subject to the qualifications, limitations and assumptions stated in its written opinion, the consideration to be received by the holders of ordinary shares of HLSS in the Initial Merger was fair, from a financial point of view, to such shareholders. HLSS’s board of directors unanimously approved the execution, delivery, and performance of the Initial Merger Agreement and the Cayman Plan of Merger, and on the morning of February 22, 2015, the parties executed and delivered the Initial Merger Agreement and NRZ and HLSS subsequently issued a joint press release announcing the transaction, including the Initial Merger. The Initial Merger Agreement contained a provision that would have allowed NRZ to terminate the Initial Merger Agreement in the event that HLSS were to receive a “going concern” qualification from its auditors with respect to its fiscal year ended December 31, 2014 (referred to in this proxy statement as a “Going Concern Qualification”). Upon the parties’ entry into the Initial Merger Agreement, the standstill provisions contained in each confidentiality agreement entered into by HLSS in connection the proposed transactions immediately fell away.

On March 3, 2015, HLSS filed a Form 12b-25 with the SEC, stating that HLSS required additional time to complete the 2014 Form 10-K in order to complete an assessment of recent events related to HLSS’s business and determine the impact on HLSS’s financial statements and related disclosures. In this filing, HLSS also stated that it expected to file the 2014 Form 10-K within the 15 day extension period under Rule 12b-25(b)(ii) of the Exchange Act or by March 17, 2015.

On March 18, 2015, HLSS filed a Current Report on Form 8-K with the SEC that disclosed that HLSS would need additional time to complete the 2014 Form 10-K to prepare information relating to its ability to operate as a going concern and to provide such information to its auditors for the purposes of their audit of HLSS’s financial statements for the year ended December 31, 2014. Also on March 18, 2015, HLSS received notification from Nasdaq stating that HLSS was no longer in compliance with Nasdaq Listing Rule 5250(c)(1) for continued listing due to HLSS not having timely filed the 2014 Form 10-K, and HLSS was given until May 18, 2015 to submit a plan to regain compliance.

HLSS’s management continued its efforts to prepare information relating to its ability to operate as a going concern so as to enable it to resolve issues preventing it from filing the 2014 Form 10-K with an unqualified audit opinion and on completing the transactions contemplated by the Initial Merger Agreement. The receipt by HLSS of an audit report that included a Going Concern Qualification would have resulted in a default by HLSS under its senior secured term loan facility and as a consequence, would have further resulted in an Event of Default under the HSART Facility and the HSART II Facility, and also would have enabled NRZ to terminate the Initial Merger Agreement. As part of the audit process, HLSS’s management continued to work on a plan to avoid receiving a Going Concern Qualification that, in addition to working towards the consummation of the Initial Merger, included, among other things, negotiating certain commitments from various lenders for replacement advance financing and selling its entire portfolio of re-performing loans and concurrently repaying the related borrowings in full.

As HLSS’s audit process continued, HLSS and its representatives began discussing with NRZ and its representatives whether an alternative transaction could be structured, if needed, to avoid receipt of a Going Concern Qualification. HLSS also indicated that the termination of the Initial Merger Agreement, in the absence of an alternative transaction, would increase the likelihood that it

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would receive a Going Concern Qualification. HLSS and its representatives discussed with NRZ and its representatives the potential material adverse effects of receiving a Going Concern Qualification in connection with the audit of its 2014 financial statements, including an event of default under both the senior secured term loan facility and HLSS’s mortgage loan repurchase facility, each of which would, independently, cause an event of default and amortization under HLSS’s advance financing facilities. NRZ and HLSS, together with their respective legal and financial advisors, began to analyze and discuss a number of alternative transactions that could potentially be consummated in lieu of the Initial Merger Agreement. One of the alternative transactions discussed by the parties included the sale of substantially all of HLSS’s assets to NRZ.

During late March 2015, HLSS and NRZ, together with their respective advisors, engaged in extensive discussions and negotiations regarding a potential sale of substantially all of HLSS’s assets to NRZ in lieu of the Initial Merger, and began to prepare the necessary documents to implement such a transaction.

On March 19, 2015, the HLSS board of directors held a meeting at which representatives of HLSS’s management, Citi and Weil were present. Representatives of HLSS’s management discussed with HLSS’s board of directors the Form 8-K filed by HLSS on March 18, 2015 indicating that it required additional time to prepare information related to its ability to operate as a going concern for the purposes of HLSS’s financial statements audit for the year ended December 31, 2014. In light of this filing, representatives of HLSS’s management and representatives of Citi and Weil discussed the rationale for considering a sale of substantially all of HLSS’s assets to NRZ in lieu of the Initial Merger, including that the sale of HLSS’s assets continued to be in the best interests of HLSS and its shareholders and that such a sale would likely alleviate allow HLSS to avoid receiving a Going Concern Qualification. Representatives of Weil and Citi discussed the differences between a sale of substantially all of HLSS’s assets and the merger of HLSS into a subsidiary of NRZ, including that pursuant to Cayman Islands law and absent any other required regulatory approvals, an agreement contemplating the sale of substantially all of HLSS’s assets could be entered into and consummated concurrently. HLSS’s board of directors discussed the transactions contemplated under an asset sale and directed its representatives to commence discussions and negotiations with NRZ and its representatives regarding the terms and conditions of an asset sale.

On March 23, 2015, HLSS received a subpoena from the SEC requesting that it provide information concerning communications between HLSS and certain investment advisors and hedge funds. The SEC also requested, among other things, documents relating to HLSS’s structure, certain governance documents and any investigations or complaints connected to trading in HLSS’s securities.

During the period from March 19 to April 2, 2015, representatives of HLSS, including its management and Citi, continued discussions and negotiations with NRZ and its representatives regarding the terms and conditions of the Asset Sale, and the parties exchanged drafts of agreements in connection therewith. During those discussions, HLSS both internally with its advisors and externally with NRZ and its advisors, began to explore alternatives for HLSS after the Asset Sale was effected. After extensive discussion and negotiation, NRZ and HLSS preliminarily agreed to a structure whereby HLSS would, following the Asset Sale, enter into a merger agreement with a wholly owned subsidiary of NRZ. In connection with its review of the proposed merger, HLSS took into consideration (among other things) that following the Asset Sale, (i) HLSS would no longer be engaged in any business other than wind-down activities, (ii) HLSS would, absent the merger, be required to continue as an independent company and remain subject to various reporting obligations which could be costly and (iii) the merger would provide a means for HLSS shareholders to promptly receive consideration for their shares which would be at least equal to if not more than the assets that HLSS would hold following the Asset Sale, rather than awaiting a liquidating distribution of less cash from the wound-down HLSS entity in the absence of the Merger (see also the factors described in the section of this proxy statement entitled “Proposal 1: Approval of the Merger Agreement and the Cayman Plan of Merger — Reasons for the Merger; Recommendation of HLSS’s Board of Directors”).

On April 2, 2015, the HLSS board of directors held a meeting at which representatives of HLSS’s management, Citi, Weil and Walkers were present. Representatives of Weil updated HLSS’s board on discussions between HLSS, NRZ and their respective representatives regarding the potential sale of substantially all of HLSS’s assets to NRZ. Representatives of Weil then provided an overview of the key terms of the various agreements that had been negotiated with NRZ and its representatives in connection with such sale, including, among other things, the terms and conditions of the Purchase Agreement providing for the Asset Sale. Representatives of Weil and Citi noted to HLSS’s board that the Asset Sale would not be subject to any financing contingencies, would close immediately upon signing, without any requirement for HLSS or NRZ shareholder approval and would be conditioned on the termination of the Initial Merger Agreement. HLSS’s board then discussed the manner and timing in which the proceeds from the Asset Sale would be distributed to HLSS’s shareholders, including that HLSS would seek to sell the NRZ Shares received as consideration in the Asset Sale via an underwritten public offering as soon as practicable following the Asset Sale and distribute the cash proceeds from such public offering, together with HLSS’s remaining cash and the cash consideration received by HLSS in the Asset Sale, less the Cash Reserve of $50 million, to its shareholders as soon as practicable following the Asset Sale and in accordance with the Plan of Liquidation. Representatives of Weil then noted to HLSS’s board that immediately following the Asset Sale, HLSS and a wholly owned subsidiary of NRZ would enter into the Merger Agreement. At the closing of the Merger, shareholders of HLSS would receive $0.704059 per share, which, on an aggregate basis, is equal to the Cash Reserve of $50 million to be retained by HLSS

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immediately following the Asset Sale. Representatives of Weil noted to HLSS’s board that the Merger would be subject to customary closing conditions, including obtaining requisite shareholder approval, and that HLSS would be prevented from conducting ongoing business activities other than in a manner consistent with winding down pending completion of the merger. Representatives of Weil further noted to HLSS’s board that, pursuant to the Services Agreement, the Provider would provide certain services to HLSS following the consummation of the Asset Sale and during the pendency of the Merger, including, among other things, defending any litigations in which HLSS is a party or may otherwise be involved. HLSS’s board of directors discussed the transactions contemplated by the Asset Sale and the Merger Agreement and directed its representatives to continue to negotiate the terms and conditions of the transaction documentation contemplated by the Asset Sale and Merger.

Over the course of April 3 through April 5, and based on the fact that HLSS would be unable to satisfy the conditions to the consummation of the Initial Merger in the event HLSS received a Going Concern Qualification, HLSS and NRZ and their respective advisors finalized the terms and conditions of the transaction documentation contemplated by the Asset Sale and Merger.

On April 5, 2015, HLSS’s board of directors held a meeting at which representatives of HLSS’s management, Citi, Weil and Walkers were present. Representatives of HLSS’s management and Citi updated HLSS’s board of directors with respect to the progress of obtaining an amendment to the MSRPA and the Sale Supplements (referred to in this proxy statement as the “Ocwen Amendment”). The Ocwen Amendment amended the MSRPA and the Sale Supplements, and, among other things (i) provides Ocwen’s consent to the assignment by HLSS of its interest under the MSRPA and each Sale Supplement, (ii) provides that HLSS Holdings will not become the named servicer in connection with any Rights to MSRs, or direct the replacement of Ocwen as named servicer, before April 6, 2017 except under certain limited circumstances, (iii) extends the scheduled term of Ocwen’s servicing appointment under each sale supplement until the earlier of eight years from the date of such sale supplement and April 30, 2020 and (iv) provides that Ocwen will reimburse HLSS Holdings for certain increased financing costs resulting from servicer rating downgrades of Ocwen. Representatives of Weil also informed HLSS’s board of directors that the substantive terms of the transaction documents contemplated by the Asset Sale and Merger presented to HLSS’s board of directors at the April 2, 2015 meeting had not changed in any material respects. Representatives of Citi then reviewed with HLSS’s board the approximate $1.4 billion aggregate consideration (comprised of $1.025 billion in cash, a portion of which would be used to repay existing debt of HLSS, and 26.2 million shares of NRZ common stock) that HLSS was to receive in the Asset Sale and the $0.704059 per share to be received by the holders of ordinary shares of HLSS in the Merger. Representatives of Citi then made a presentation with respect to the consideration HLSS was to receive in the Asset Sale and rendered its oral opinion to HLSS’s board of directors to the effect that, as of April 5, 2015 and based upon and subject to the qualifications, limitations and assumptions stated in its written opinion, the consideration to be received by HLSS in the Asset Sale was fair, from a financial point of view, to HLSS.

On April 6, 2015, HLSS gave formal notice to NRZ stating that, unless the parties entered into an alternative transaction in lieu of the Initial Merger Agreement, it was reasonably likely that HLSS would receive a Going Concern Qualification. The Asset Sale enabled HLSS to avoid a Going Concern Qualification.

Also on April 6, 2015, HLSS’s board of directors held a meeting at which representatives of HLSS’s management, Citi and Weil were present. At the meeting, representatives of Citi updated HLSS’s board on certain changes to the consideration to be received by HLSS in the Asset Sale, noting that while HLSS would still receive aggregate consideration of $1.4 billion, such consideration would now be comprised of $1.007 billion in cash, a portion of which would be used to repay existing debt of HLSS, and 28.3 million shares of NRZ common stock. Representatives of Citi noted that no changes were made to the $0.704059 per share cash consideration to be received by the holders of ordinary shares of HLSS in the Merger. Representatives of Weil also informed HLSS’s board of directors that the substantive terms of the transaction documents contemplated by the Asset Sale and the Merger presented to HLSS’s board of directors at the April 5, 2015 meeting had not changed in any material respects. Representatives of Citi then rendered its oral opinion, which opinion was subsequently confirmed in a written opinion dated April 6, 2015, to HLSS’s board of directors to the effect that, as of April 6, 2015 and based upon and subject to the qualifications, limitations and assumptions stated in its written opinion, the consideration to be offered in the Asset Sale was fair, from a financial point of view, to HLSS. After deliberation, including consideration of the factors described in the section of this proxy statement entitled “Proposal 1: Approval of the Merger Agreement and the Cayman Plan of Merger — Reasons for the Merger; Recommendation of HLSS’s Board of Directors,”, HLSS’s board of directors unanimously (1) approved the execution, delivery, and performance of the Purchase Agreement, Plan of Liquidation, Services Agreement, Merger Agreement and related transaction documents, (2) determined that entering into the transactions contemplated by such agreements, including the Asset Sale and the Merger, is fair to, and in the best interests of, HLSS and its shareholders and (3) declared such transactions advisable.

Immediately prior to the consummation of the Asset Sale, HLSS repaid all outstanding obligations under its senior secured term loan facility. In addition, in connection with the consummation of the Asset Sale, the HSART Facility, the HSART II Facility, HLSS’s note repurchase facility and HLSS’s mortgage loan repurchase facility, as applicable, were amended to provide for the following amendments and other modifications: (i) extend the expected repayment date of the Variable Funding Notes issued under the HSART Facility until April 4, 2016, (ii) increase the commitments in respect of certain Variable Funding Notes under the HSART

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Facility and the HSART II Facility in an aggregate amount by $2.15 billion, (iii) replace financial tests with respect to such facilities with financial tests with respect to NRZ, (iv) in certain limited instances, eliminate various events of default related to Ocwen Servicing and (v) in the case of HLSS’s note repurchase facility and HLSS’s mortgage loan repurchase facility, release HLSS from any guaranty obligations thereunder and substitute NRZ as the replacement guarantor thereunder. The primary obligor under each of the HSART Facility, the HSART II Facility, HLSS’s note repurchase facility and HLSS’s mortgage loan repurchase facility is a subsidiary of HLSS acquired by NRZ in connection with the Asset Sale.

On April 6, 2015, HLSS, NRZ and all other applicable parties entered into the Ocwen Amendment and the other transaction documents. NRZ and HLSS subsequently issued a joint press release announcing the Purchase Agreement and the transactions contemplated thereby, including the Asset Sale, as well as the other agreements entered into immediately following the Asset Sale, including the Merger Agreement.

Reasons for the Merger; Recommendation of Our Board of Directors

Reasons for the Merger

Our board of directors, with the advice and assistance of our management, outside legal counsel and independent financial advisors, at a meeting on April 6, 2015, evaluated the Merger, including the terms and conditions of the Merger Agreement and the Cayman Plan of Merger. Our board of directors unanimously (1) approved the execution, delivery and performance of the Merger Agreement and the Cayman Plan of Merger, (2) determined that entering into the Merger Agreement and the Cayman Plan of Merger is fair to, and in the best interests of, HLSS and its shareholders, (3) declared the Merger Agreement, the Cayman Plan of Merger and the Merger advisable and (4) subject to the terms of the Merger Agreement, resolved to recommend that HLSS’s shareholders authorize and approve the Merger Agreement and the Cayman Plan of Merger.

In the course of reaching its determination, our board of directors considered a number of substantive factors and potential benefits of the Merger. Our board of directors believed that, taken as a whole, the following potentially positive factors, which are not intended to be exhaustive and are not presented in any order of importance, supported its decision to approve the Merger:

•	the fact that the Company had sold all of its assets (other than cash) pursuant to the Asset Sale and was no longer engaged in any business activities (other than activities necessary to carry out the provisions of the Plan of Liquidation);

•	the fact that absent the Merger, the Company would continue as an independent company, subject to the reporting obligations imposed by the Exchange Act, which would result in ongoing costs and expenses that could be material (and which cannot be readily quantified);

•	the fact that our board of directors had adopted the Plan of Liquidation, pursuant to which HLSS agreed to (i) only engage in activities that are necessary to carry out the provisions thereof, (ii) pay or make adequate provision for operating expenses expected to be incurred through the completion of the Plan of Liquidation and (iii) distribute to HLSS shareholders (1) the cash received by HLSS in the Asset Sale and the net proceeds from the sale of the NRZ Shares received by HLSS in the Asset Sale, less (2) cash used to pay certain liabilities of HLSS and the Cash Reserve of $50 million that will be held by HLSS at the discretion of our board of directors in accordance with the Plan of Liquidation;

•	the fact that the Merger provides a means for HLSS shareholders to receive $0.704059 per share, which amount in the aggregate equals $50 million, which is the amount of the Cash Reserve, and thus the Merger Consideration represents the maximum amount (on a present value basis) that could be received if the Merger did not occur and the Cash Reserve ultimately was distributed as a final liquidating distribution in accordance with the Plan of Liquidation;

•	the fact that following the Asset Sale, HLSS had no employees and, pursuant to the Services Agreement, had designated the Provider, an affiliate of NRZ, to be responsible for the ongoing operations of HLSS, including performing such services and activities related to liquidating the remaining assets of HLSS at the direction of the HLSS board of directors and in accordance with the Plan of Liquidation;

•	the form of consideration to be received by holders of ordinary shares of HLSS in the Merger is all cash, which will provide liquidity and certainty of value to HLSS’s shareholders, while eliminating the potential loss in value through costs and time-value of money considerations relating to the full liquidation process;

•	the possibility that, following the Asset Sale, HLSS’s ordinary shares would be delisted from Nasdaq pursuant to Nasdaq Listing Qualifications Staff’s discretionary authority under Listing Rule 5101;

•	the availability in the Merger of Dissenters’ Rights for HLSS shareholders who properly exercise their statutory Dissenters’ Rights under Section 238 of the Cayman Companies Law; and

•	our board of directors’ review, with HLSS’s advisors, of the structure of the Merger and the financial and other terms of the Merger Agreement and the Cayman Plan of Merger, including but not limited to:

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•	the fact that NRZ’s obligations pursuant to the Merger Agreement are not subject to any financing condition or similar contingency based on NRZ’s ability to obtain financing;

•	the fact that the Merger Agreement contains customary terms and was the product of arm’s length negotiations; and

•	the fact that HLSS may seek specific performance in the event that NRZ breaches the Merger Agreement.

Our board of directors also considered and balanced against the potentially positive factors a number of uncertainties, potential risks or potentially negative factors relating to the Merger, including the following factors, which are not intended to be exhaustive and are not presented in any order of importance:

•	the risks and contingencies relating to the announcement and pendency of the Merger and the risks and costs to HLSS if the Merger does not close, including the effect of an announcement of termination of the transaction on the trading price of our ordinary shares;

•	the fact that the Merger Consideration consists of cash and will therefore be taxable for U.S. federal income tax purposes to U.S. Holders;

•	the fact that, while the Merger is expected to be completed, there are no assurances that all conditions to the parties’ obligations to complete the Merger will be satisfied or waived; and

•	certain execution risks relating to the consummation of the Merger, including the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or any failure to satisfy conditions to completion of the Merger.

After taking into account all of the factors set forth above, our board of directors concluded that the uncertainties, potential risks and potentially negative factors associated with the Merger were outweighed by the potential benefits that it expected HLSS’s shareholders would receive as a result of the Merger.

The foregoing discussion is not intended to be exhaustive, but summarizes certain material factors considered by the board of directors in its consideration of the Merger. In view of the wide variety of factors considered by the board of directors, and the complexity of these matters, the board of directors did not find it practicable to and did not quantify or otherwise assign relative weights to the foregoing factors. In addition, individual members of the board of directors may have assigned different weights to various factors. It should be noted that this explanation of the reasoning of our board of directors and certain information presented in this section is forward-looking in nature and should be read in light of the factors set forth under the heading “Cautionary Statement Concerning Forward-Looking Information” beginning on page [●].

Accordingly, our board of directors, by unanimous vote, (1) approved the execution, delivery and performance of the Merger Agreement and the Cayman Plan of Merger, (2) determined that entering into the Merger Agreement and the Cayman Plan of Merger is fair to, and in the best interests of, HLSS and its shareholders, (3) declared the Merger Agreement, the Cayman Plan of Merger and the Merger advisable and (4) subject to the terms of the Merger Agreement, resolved to recommend that HLSS’s shareholders authorize and approve the Merger Agreement and the Cayman Plan of Merger.

Recommendation of our Board of Directors

Our board of directors recommends that you vote “FOR” the special resolution to authorize and approve the Merger Agreement and the Cayman Plan of Merger.

Effects on the Company if the Merger is Not Completed

If the Merger Agreement and Cayman Plan of Merger are not authorized and approved by our shareholders or if the Merger is not completed for any other reason, our shareholders will not receive any payment for their ordinary shares of HLSS in connection with the Merger. Instead, we will remain an independent company and will continue to conduct our activities in accordance with the Plan of Liquidation.

Financing of the Merger

The obligations of NRZ under the Merger Agreement are not subject to a condition regarding NRZ’s or Merger Sub’s obtaining funds to consummate the Merger and the other transactions contemplated by the Merger Agreement.

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Material U.S. Federal Income Tax Considerations

The following is a summary of material U.S. federal income tax considerations applicable to the receipt of cash in exchange for ordinary shares held by U.S. Holders (as defined below) pursuant to the Merger. This discussion deals only with our ordinary shares held as capital assets (within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (referred to in this proxy statement as the “Code”)) by U.S. Holders. This discussion does not address non-U.S. Holders and does not cover all aspects of U.S. federal income taxation that may be relevant to any particular investor in light of his, her or its particular circumstances. In particular, this discussion does not address all of the tax considerations that may be relevant to certain types of investors subject to special treatment under U.S. federal income tax laws, such as the following:

•	brokers or dealers in securities or currencies;

•	financial institutions;

•	pension plans;

•	regulated investment companies;

•	real estate investment trusts;

•	cooperatives;

•	tax-exempt entities;

•	insurance companies;

•	persons holding ordinary shares as part of a hedging, integrated, conversion or constructive sale transaction or a straddle;

•	persons who acquired their ordinary shares though the exercise of employee share options or other compensation arrangements;

•	traders in securities that elect to use a mark-to-market method of accounting for their securities holdings;

•	persons liable for alternative minimum tax;

•	persons who receive cash pursuant to the exercise of appraisal rights;

•	U.S. expatriates;

•	partnerships or entities or arrangements treated as partnerships or other pass-through entities for U.S. federal tax purposes (or investors therein);

•	persons owning (directly, indirectly or constructively) 10% or more of our ordinary shares; or

•	U.S. Holders whose “functional currency” is not the U.S. dollar.

Furthermore, this discussion is based upon the provisions of the Code, the Treasury regulations proposed or promulgated thereunder and administrative and judicial interpretations thereof, all as of the date hereof. Such authorities may be repealed, revoked, modified or subject to differing interpretations, possibly on a retroactive basis, so as to result in U.S. federal income tax consequences different from those discussed below. This discussion does not address U.S. federal estate or gift taxes, the application of the Medicare tax on net investment income under Section 1411 of the Code, or any state, local or non-U.S. tax considerations.

For purposes of this discussion, you will be considered a “U.S. Holder” if you beneficially own our ordinary shares and you are for U.S. federal income tax purposes one of the following:

•	a citizen or an individual resident of the United States;

•	a corporation (or other entity taxable as a corporation) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust if you (i) are subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all of your substantial decisions or (ii) have a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

If you are a partnership or other entity or arrangement treated as a partnership for U.S. federal income tax purposes, the U.S. federal income tax treatment of your partners generally will depend upon the status of such partners and your activities. If you are a partner of a partnership holding our ordinary shares, you should consult your own tax advisor.

We urge you to consult your own tax advisor concerning the particular U.S. federal income and other tax consequences to you as a result of receiving cash in exchange for ordinary shares in the Merger, as well as any consequences to you arising under state, local and non-U.S. tax laws.

Passive Foreign Investment Company Status and Related Tax Consequences

Special U.S. federal income tax rules apply to U.S. Holders owning shares of a PFIC. A foreign corporation generally will be classified as a PFIC for U.S. federal income tax purposes in any taxable year in which either:

•	at least 75% of its gross income is “passive income”; or

•	on average at least 50% of the gross value of its assets is attributable to assets that produce passive income or are held for the production of passive income.

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For this purpose, passive income generally includes, among other things, dividends, interest, rents, royalties, gains from the disposition of passive assets and gains from commodities and securities transactions. In determining whether a foreign corporation is a PFIC, the foreign corporation must take into account its proportionate share of the income and assets of each corporation in which it owns, directly or indirectly, at least 25% (by value) of the stock.

We believe that we have been a PFIC for U.S. federal income tax purposes for each taxable year since our formation, and that our wholly owned subsidiary HLSS Luxco 1B S.à r.l. (referred to in this proxy statement as “HLSS Luxco”) that was sold to NRZ in the Asset Sale was a PFIC for U.S. federal income tax purposes for the 2013 taxable year and each subsequent taxable year. The determination whether any corporation was, or will be, a PFIC for a taxable year depends, in part, on the application of complex U.S. federal income tax rules, which are subject to differing interpretations. In addition, whether any corporation will be a PFIC for any taxable year depends on the assets and income of such corporation over the course of each such taxable year and, as a result, generally cannot be determined until the close of the taxable year in question. Accordingly there can be no assurance that the U.S. Internal Revenue Service (referred to in this proxy statement as the “IRS”) will not challenge any determination made by us or one of our subsidiaries concerning its PFIC status. If the IRS were to successfully assert that any of our foreign subsidiaries other than HLSS Luxco had been PFICs, then the U.S. federal income tax consequences of the disposition of your indirect ownership interest in such foreign subsidiary pursuant to the Asset Sale would be similar to the consequences described below with respect to your indirect ownership of HLSS Luxco. Each U.S. Holder should consult its own tax advisors regarding the PFIC status of HLSS and its subsidiaries.

Consequences to U.S. Holders of the Receipt of Cash in Exchange for Ordinary Shares

On April 6, 2015, in connection with the Asset Sale, we adopted the Plan of Liquidation, pursuant to which we ceased all business activities, will wind up our affairs, and will distribute our assets to the holders of our ordinary shares in one or more distributions (each referred to in this proxy statement as a “Liquidating Distribution”). For U.S. federal income tax purposes, it is expected that each Liquidating Distribution, including the April 27 Liquidating Distribution, would be treated as a payment in a taxable exchange for a holder’s ordinary shares, and, if the Merger occurs, for any cash received in the Merger to be treated as the final Liquidating Distribution pursuant to the Plan of Liquidation. If the Merger were not to occur, any future distributions that you receive from us in accordance with the Plan of Liquidation would also be expected to be treated as a Liquidating Distribution.

Generally, you will recognize gain or loss for U.S. federal income tax purposes equal to the difference between the aggregate amount of cash you receive in the Liquidating Distributions, including the April 27 Liquidating Distribution and in the Merger, and your adjusted tax basis in your HLSS ordinary shares. Your gain or loss will be determined separately for each block of your HLSS ordinary shares (i.e., ordinary shares acquired at the same cost in a single transaction). The amount of cash that you receive in any Liquidating Distributions, including the April 27 Liquidating Distribution and any cash consideration you receive pursuant to the Merger, should be allocated pro rata among your different blocks of ordinary shares, and the amount allocated to each block of HLSS ordinary shares first should be treated as a return of capital to the extent of your adjusted basis in such block of shares, and thereafter, as taxable gain from the disposition of such block of HLSS ordinary shares to the extent the aggregate cash that you receive exceeds your adjusted tax basis in such block of shares. You may not be able to claim a loss with respect to any block of your HLSS ordinary shares until you receive the final Liquidating Distribution, which, if the Merger does not occur, may not be for a number of years. Each U.S. Holder should consult its own tax advisors regarding when such U.S. Holder will be allowed to recognize a loss (if any) for U.S. federal income tax purposes with respect to our ordinary shares if the Merger is not approved and if any Liquidation Distribution is received after the current taxable year.

Since we believe that we and our wholly owned subsidiary HLSS Luxco have been PFICs for U.S. federal income tax purposes, you will be subject to different taxation rules with respect to your disposition of HLSS ordinary shares pursuant to the Merger and your disposition of your indirect ownership of HLSS Luxco pursuant to the Asset Sale depending on whether you: (i) made a qualified electing fund election (referred to in this proxy statement as a “QEF Election”) with respect to your investment in our ordinary shares and/or your indirect investment in HLSS Luxco; (ii) made a mark-to-market election with respect to your investment in our ordinary shares; or (iii) made no election with respect to your investment in our ordinary shares and/or your indirect investment in HLSS Luxco. The application of the PFIC rules are complex, and you are urged to consult your own tax advisor.

QEF Election

If you have had a valid QEF Election in effect with respect to your HLSS ordinary shares and such election has been in effect for your entire holding period as adjusted for any purging election you made pursuant to Section 1291(d)(2) of the Code (referred to in this proxy statement as a “Purging Election”) with respect to your HLSS ordinary shares in a prior taxable year, any gain or loss that you recognize by reason of the receipt of Liquidating Distributions generally will be capital gain or loss. Such capital gain or loss will be long-term capital gain or loss if your holding period with respect to your HLSS ordinary shares is more than one year as of the date of the applicable Liquidating Distribution. If you are a non-corporate U.S. Holder, any long-term capital gains recognized may be eligible for taxation at the preferential capital gain tax rates. The deductibility of capital losses is subject to limitations.

Furthermore, if you made a valid QEF Election with respect to your HLSS ordinary shares, but have not made a valid QEF Election with respect to your indirect ownership of HLSS Luxco, you will be subject to the excess distribution regime described below with respect to your indirect disposition of HLSS Luxco as a result of the Asset Sale.

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If you made a valid QEF Election with respect to your HLSS ordinary shares and/or your indirect ownership of HLSS Luxco but such election(s) has not been in effect for the entire period during which you have owned your HLSS ordinary shares and/or indirect ownership of HLSS Luxco (as adjusted for any Purging Election you made with respect your HLSS ordinary shares and/or indirect ownership of HLSS Luxco), then complicated rules apply in order to account for the transition from the excess distribution regime to the QEF Election regime. You should consult your own tax advisor regarding the interaction between these different regimes.

If you made a separate election to defer the payment of taxes on undistributed income inclusions under the QEF Election rules with respect to your HLSS ordinary shares and/or indirect ownership of HLSS Luxco, then that deferral will end with respect your indirect ownership of HLSS Luxco as a result of the Asset Sale and will end with respect to your HLSS ordinary shares as a result of the Merger and you will be required to pay the deferred tax and the associated interest charge. We urge you to consult your own tax advisor concerning the particular U.S. federal income and other tax consequences to you as a result of making a separate election to defer the payment of taxes on undistributed income inclusions under the QEF Election rules with respect to your HLSS ordinary shares and/or indirect ownership of HLSS Luxco.

Asset Sale / Section 338(g) Election

On April 6, 2015, we sold substantially all of our assets pursuant to the Purchase Agreement. To the extent that you have made a timely QEF Election with respect to your HLSS ordinary shares, you will take into account your pro rata share of any ordinary earnings and net capital gain resulting from such sale (in addition to any other ordinary earnings and net capital gain recognized by us for the taxable year of the Merger) in computing your QEF inclusion for the taxable year. Your adjusted tax basis in your HLSS ordinary shares for purposes of determining your gain or loss on the receipt of cash for those shares resulting from Liquidating Distributions (including in the Merger) would be increased to reflect amounts included under your QEF Election, reduced by distributions of amounts previously included in gross income under your QEF Election.

In addition, the Purchase Agreement permits NRZ to make an election under Section 338(g) of the Code (referred to in this proxy statement as a “Section 338(g) Election”) with respect to our former subsidiaries that are treated as corporations for U.S. federal income tax purposes and that were sold to NRZ in the Asset Sale. At this time we do not know whether and to what extent NRZ will make a Section 338(g) Election in connection with the Asset Sale, and NRZ may not make such determination until the Merger is completed. If NRZ makes a Section 338(g) Election with respect to any of our former corporate subsidiaries, the entity with respect to which such Section 338(g) Election is made will be treated for U.S. federal income tax purposes as if it had sold all of its assets (except that no gain or loss will be recognized on the deemed sale of the stock of a subsidiary of such entity for which a Section 338(g) election is also made) to a new corporation. To the extent that NRZ makes a Section 338(g) Election with respect to HLSS Luxco and you have made a timely QEF Election with respect to your indirect interest in HLSS Luxco, your pro rata share of any ordinary earnings and net capital gain resulting from such deemed sale would be taken into account (in addition to any other ordinary earnings and net capital gain recognized by HLSS Luxco for the taxable year of the Asset Sale) in computing your QEF inclusion for the taxable year. Your adjusted tax basis in your HLSS ordinary shares for purposes of determining your gain on the receipt of cash for those shares resulting from Liquidating Distributions (including in the Merger) would be increased to reflect amounts included under your QEF Election, reduced by distributions of amounts previously included in gross income under your QEF Election.

Even if NRZ does not make a Section 338(g) Election with respect to any of our former subsidiaries, NRZ could cause (or could have caused) one or more of such subsidiaries to engage in certain transactions or make certain tax elections after the closing of the Asset Sale that affect such subsidiaries’ ordinary earnings and net capital gain for the taxable year of the Asset Sale, which may affect the amount of QEF inclusions recognized by U.S. Holders with respect to such taxable year.

The Purchase Agreement and the Merger Agreement requires NRZ to continue providing you with certain information, including with respect to the Asset Sale any deemed sale resulting from any Section 338(g) Election, consistent with our past practice in order for you to make or maintain a QEF Election with respect to us and our subsidiaries.

Mark-to-Market Election

If you made a valid mark-to-market election with respect to your HLSS ordinary shares, any gain that you recognize generally is treated as ordinary income. Any loss that you recognize is treated as an ordinary loss to the extent the amount of such loss does not exceed the net (i.e., unreversed) mark-to-market gains that you previously included in income in respect of such ordinary shares; any excess loss will be a capital loss. The deductibility of capital losses is subject to limitations.

Your mark-to-market election with respect to your HLSS ordinary shares does not apply with respect to HLSS Luxco. Therefore, unless you made a QEF election with respect to your indirect ownership of HLSS Luxco, you will be subject to the excess distribution regime described below with respect to your indirect disposition of HLSS Luxco pursuant to the Asset Sale.

If you made a mark-to-market election for this taxable year with respect to any HLSS ordinary shares that you acquired in a prior taxable year, then the gain or loss that you recognize upon the receipt of cash in exchange for your ordinary shares (i.e., by reason of the receipt of Liquidating Distributions, including pursuant to the Merger) may be subject to the excess distribution regime described below. You should consult your own tax advisors regarding the interaction of the mark-to-market and excess distribution regimes.

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Excess Distribution Regime

If you did not have a valid QEF or mark-to-market election with respect to your investment in our ordinary shares in effect for your entire holding period, you may be subject to special rules with respect to any gain realized upon the receipt of cash in exchange for your HLSS ordinary shares by reason of the receipt of Liquidating Distributions (including pursuant to the Merger). Under these special rules:

•	the gain will be allocated ratably over the holding period for the ordinary shares;

•	the amount allocated to the current taxable year (and any other year prior to the first year in which we were a PFIC) would be taxed as ordinary income and would not be “qualified dividend income”; and

•	the amount allocated to each of the other taxable years would be subject to tax at the highest rate of tax to which you would have been subject for that year, and an interest charge for the deemed tax deferral would be imposed with respect to the resulting tax attributable to each such other taxable year.

Any loss realized upon the receipt of cash in exchange for your HLSS ordinary shares would be a capital loss. The deductibility of capital losses is subject to limitations.

In addition, if you did not have a valid QEF Election with respect to your indirect investment in HLSS Luxco in effect for your entire holding period, you may recognize gain, but not loss, under the special rules described above with respect to your indirect disposition of such investment as a result of the Asset Sale. For purposes of applying the special rules with respect to such indirect disposition, you will be treated as recognizing an amount of gain with respect to your indirect interest in HLSS Luxco equal to your pro rata share of the gain that we recognized when we disposed of our stock in HLSS Luxco in the Asset Sale. Your adjusted tax basis in your HLSS ordinary shares should be increased to reflect any gain that you recognize as a result of the indirect disposition of HLSS Luxco. As a result of these rules, you may realize ordinary income with respect to your indirect disposition of HLSS Luxco and a capital loss with respect to your HLSS ordinary shares to the extent your adjusted tax basis in your HLSS ordinary shares exceeds the aggregate amount of cash you receive pursuant to the Liquidating Distributions (including pursuant to the Merger).

We urge you to consult your own tax advisor concerning the particular U.S. federal income and other tax consequences to you as a result of (i) not having made a valid QEF or mark-to market election with respect to your investment in our ordinary shares for your entire holding period and/or (ii) not having made a valid QEF Election with respect to your indirect investment in HLSS Luxco for your entire holding period.

Information Reporting and Backup Withholding

In general, information may be reported to the IRS regarding the cash proceeds you receive in exchange for your HLSS ordinary shares in the Merger unless you are an exempt recipient. A backup withholding tax may apply to such payments if you fail to provide your taxpayer identification number or to make required certifications or you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax and any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against your U.S. federal income tax liability, provided that you timely furnish the required information to the IRS.

If you own five percent (by vote or value) of our ordinary and the Merger is not consummated and we are not completely liquidated and dissolved within one year after you receive any Liquidating Distribution, you will be required to include a statement that you are a significant holder of our ordinary shares pursuant to U.S. Treasury Regulation Section 1.331-1(d)(2) with your U.S. federal income tax return for the taxable year of such Liquidating Distribution.

Certain Material Cayman Islands Tax Consequences

It is the responsibility of all shareholders to inform themselves as to any tax consequences from their investment in the shares of HLSS and HLSS’s operations or management, as well as any foreign exchange or other fiscal or legal restrictions, which are relevant to their particular circumstances in connection with the disposition of the shares in HLSS. Investors should therefore seek their own separate tax advice in relation to their holding and disposition of the shares in HLSS and accordingly HLSS does not accept any responsibility for the taxation consequences of any investment into HLSS or any disposition of the shares by a shareholder.

There is, at present, no direct taxation in the Cayman Islands and interest, dividends and gains payable to HLSS will be received free of all Cayman Islands taxes. HLSS is registered as an “exempted company” pursuant to the Companies Law (as amended). HLSS has received an undertaking from the Governor in Cabinet of the Cayman Islands to the effect that, for a period of twenty years from the date of the undertaking, no law that thereafter is enacted in the Cayman Islands imposing any tax or duty to be levied on profits, income, gains or appreciation shall apply to HLSS or its operations and in addition, no tax to be levied on profits, income, gains or appreciation or which is in the nature of estate duty or inheritance tax shall be payable on or in respect of the shares, debentures or other obligations of HLSS.

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Interests of Certain Persons in the Merger

Although there are no compensation arrangements that are contingent upon the consummation of the Merger, our executive officers may be entitled to receive severance benefits and cash retention bonuses in connection with the Asset Sale. Our board of directors was aware of these arrangements and considered them, among other matters, in unanimously approving and declaring advisable the execution, delivery and performance of the Merger Agreement, the Cayman Plan of Merger and the transactions contemplated by the Merger Agreement, including the Merger, and determining that entering into the Merger Agreement and the Cayman Plan of Merger and consummating the Merger, are fair to, and in the best interests of, HLSS and its shareholders, and in making its recommendation that HLSS’s shareholders authorize and approve the Merger Agreement and the Cayman Plan of Merger.

Beneficial Ownership and Treatment of HLSS Ordinary Shares

As of [●], 2015, the record date for the extraordinary general meeting, our directors and executive officers beneficially owned and were entitled to vote, in the aggregate, approximately [●] of our ordinary shares, or approximately [●]% of our total ordinary shares outstanding on that date.

Our directors and executive officers will receive the same $0.704059 per share for their outstanding ordinary shares in HLSS as our other shareholders. For further information with respect to the ownership of the ordinary shares of our directors and executive officers, see “Security Ownership of Certain Beneficial Owners, Directors and Executive Officers.”

Change in Control Retention Bonus and Severance Plan

On February 20, 2015, our board of directors approved the Home Loan Servicing Solutions, Ltd. Change in Control Retention Bonus and Severance Plan (referred to in this proxy statement as the “CIC Plan”) for all employees of the Company, including our executive officers. The purpose of the CIC Plan is to assure continuity in the operations of the Company in connection with a potential transaction by providing employees with an additional incentive to continue focusing on their professional responsibilities and providing financial security in the event of a related termination of employment. In consideration of any amount to be paid under the CIC Plan, each participant agreed to unconditionally relinquish any and all rights that such participant may possess under the Company’s 2013 Equity Incentive Plan and agreed to the cancellation of such participant’s share options in connection with the Asset Sale.

Retention Bonuses

Under the terms of the CIC Plan, participants (including executive officers) are eligible to receive a one-time cash bonus (referred to in this proxy statement as a “Retention Bonus”) in an amount set forth in the applicable award letter provided to the participant, subject to such participant’s continued employment with the Company through the earlier of the six-month anniversary of the Asset Sale and December 15, 2015. However, in the event that a participant’s employment is terminated by the Company without Cause (as defined in the CIC Plan) prior to the earlier of the six-month anniversary of the Asset Sale and December 15, 2015, such participant will become entitled to receive the Retention Bonus on the 60th day following such termination of employment.

Severance Protection

Under the terms of the CIC Plan, participants (including executive officers) are eligible to receive a severance payment in the event that a participant’s employment is terminated by the Company without Cause at any time on or prior to the 12-month anniversary of the Asset Sale, in an amount equal to the lesser of: (i) the product of (a) 1.0388%, (b) the number of months of service provided by such participant (including service with the Company’s predecessor companies) and (c) the participant’s total annualized cash compensation and (ii) 100% of the participant’s total annualized cash compensation (referred to in this proxy statement as the “Severance Amount”). The Severance Amount may be paid in a lump sum or in installments, at the participant’s election, and is subject to the participant’s execution of a general release of claims against the Company.

Additionally, such participant and any covered dependents will be eligible for continued health benefits for the remainder of the calendar year in which the termination of employment occurs, either by continuing to participate in the applicable group medical plan of the Company for such duration or by receiving a cash amount representing the Company’s contribution toward the participant’s health benefits for such coverage. Furthermore, those participants located in the Cayman Islands will be eligible for a lump sum cash payment for purposes of relocation or repatriation assistance, in an amount as set forth in the participant’s award letter.

The amounts that may become payable to the individuals who have served as the Company’s executive officers since January 1, 2014, under the CIC Plan, assuming that a termination of employment by the Company without Cause occurs on April 30, 2015, are approximately as follows: John P. Van Vlack ($2,524,389), James E. Lauter ($1,161,222), Michael Lubin ($856,405), Arnold Cohn ($297,508) and John McNeill ($848,131).

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Golden Parachute Compensation

Although there are no compensation arrangements that are contingent upon the consummation of the Merger, our named executive officers may be entitled to the payments and benefits in connection with the Asset Sale, as described under “Interests of Certain Persons in the Merger.”

Governmental and Regulatory Approvals

Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and the rules promulgated thereunder by the FTC, the Merger is not subject to the filing of any notification and report forms with the FTC or the Antitrust Division of the DOJ. The DOJ, the FTC, state Attorneys General or private parties may challenge the Merger on antitrust grounds either before or after the transaction has closed. Accordingly, while the parties believe that the transaction complies with the applicable antitrust laws, it is possible that at any time before or even after the completion of the Merger, any of the DOJ, the FTC, state Attorneys General or private parties could take action under the antitrust laws as deemed necessary or desirable in the public or other interest, including without limitation seeking to enjoin the completion of the Merger or permitting completion subject to regulatory concessions or conditions.

The term “antitrust laws” means the Sherman Act, as amended, the Clayton Act, as amended, the HSR Act, the Federal Trade Commission Act, as amended, all applicable foreign antitrust laws and all other applicable laws issued by any government, court, regulatory or administrative agency, commission or authority or other governmental instrumentality, whether federal, state or local, domestic, foreign or multinational, designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.

We cannot assure you that an antitrust or other regulatory challenge to the Merger will not be made.

Deregistration of Ordinary Shares of HLSS

If the Merger is completed, the ordinary shares of HLSS will be deregistered under the Exchange Act, and we will no longer be required to file periodic reports with the SEC in respect of ordinary shares of HLSS.

Litigation Relating to the Merger

In connection with the Initial Merger Agreement, a purported shareholder filed on March 11, 2015 a derivative lawsuit on behalf of HLSS, in the Circuit Court of the 15th Judicial Circuit in and for Palm Beach County, Florida, captioned Rattner v. Van Vlack et al., Case No. 2015CA002833. The complaint names as defendants five directors of HLSS, including John P. Van Vlack, Robert J. McGinnis, Kerry Kennedy, Richard J. Lochrie and David B. Reiner, as well as NRZ and Merger Sub. It is possible that other related suits could subsequently be filed.

The complaint, which was filed prior to the announcement of the Merger Agreement, alleges that the Initial Merger Agreement resulted from a flawed and rushed process that benefited NRZ and the directors but was harmful to HLSS. The complaint further alleges that the Initial Merger Agreement was agreed to only ten days after the directors learned that a large shareholder, Mangrove Partners Master Fund Ltd., had submitted a slate of candidates to replace the entire board at the upcoming shareholders’ meeting. The complaint alleges that the directors breached their fiduciary duties by entering into the Initial Merger Agreement in an attempt to avoid a proxy fight. Moreover, the complaint alleges that the directors engaged in self-dealing and/or improperly obtained benefits for themselves not shared equally by HLSS in connection with the Initial Merger Agreement. Additionally, the complaint alleges that HLSS was undervalued in the Initial Merger Agreement. The plaintiff claims that the stock price was only temporarily depressed due to issues relating to Ocwen Financial Corporation. In addition, the plaintiff alleges that the directors breached their fiduciary duties by agreeing to preclusive deal protection devices, including a no-solicitation provision, an information rights provision, a matching rights period and a termination fee. The plaintiff alleges that the directors breached their fiduciary duties of due care, diligence, loyalty, honesty and good faith under Cayman Islands law and that NRZ and Merger Sub aided and abetted the directors’ purported breach of fiduciary duties. The complaint seeks to enjoin the now-terminated Initial Merger Agreement or, in the alternative, damages.

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THE MERGER AGREEMENT AND CAYMAN PLAN OF MERGER

The following describes certain material provisions of the Merger Agreement and the Cayman Plan of Merger, which are attached as Annex A to this proxy statement and which are incorporated by reference herein. The description in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the Merger Agreement and the Cayman Plan of Merger. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement and the Cayman Plan of Merger that is important to you. HLSS encourages you to read carefully the Merger Agreement and the Cayman Plan of Merger in their entirety before making any decisions regarding the Merger because these are the principal documents governing the Merger.

The Merger Agreement and the Cayman Plan of Merger and the summary of their terms have been included to provide you with information regarding the terms of the Merger Agreement and the Cayman Plan of Merger. Factual disclosures about HLSS contained in this proxy statement or in HLSS’s public reports filed with the SEC may supplement, update or modify the factual disclosures about HLSS contained in the Merger Agreement and the Cayman Plan of Merger and described in this summary. The representations, warranties and covenants made in the Merger Agreement by HLSS were qualified and subject to important limitations agreed to by HLSS in connection with negotiating the terms of the Merger Agreement and may be subject to a contractual standard of materiality which may differ from what may be viewed as material by investors. In particular, in your review of the representations and warranties contained in the Merger Agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purposes of establishing the circumstances in which a party to the Merger Agreement may have the right not to close the Merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the Merger Agreement, rather than establishing matters as facts. Information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the Merger Agreement.

The Merger

Subject to the terms and conditions of the Merger Agreement and the Cayman Plan of Merger and in accordance with the Cayman Companies Law, at the effective time of the Merger, HLSS will merge with and into Merger Sub, a wholly owned subsidiary of NRZ and a party to the Merger Agreement. Merger Sub will survive the Merger as a direct wholly owned subsidiary of NRZ (following the Merger, Merger Sub is referred to in this proxy statement as the “Surviving Company”) and the separate corporate existence of HLSS will cease.

Effective Time; Closing

The effective time of the Merger will occur at the time when the Cayman Plan of Merger has been registered by the Registrar or such later time as Merger Sub and HLSS may agree and specify in the Cayman Plan of Merger in accordance with the Cayman Companies Law.

Unless HLSS and NRZ agree otherwise, the closing of the Merger will occur on the second business day after the conditions to the Merger set forth in the Merger Agreement have been satisfied or (to the extent permitted by law) waived (referred to in this proxy statement as the “Closing Date”).

Merger Consideration

The Merger Agreement provides that each ordinary share of HLSS issued and outstanding immediately prior to the effective time of the Merger (other than ordinary shares of HLSS owned by HLSS as treasury shares or owned directly by NRZ or by any direct or indirect wholly owned subsidiary of NRZ, or ordinary shares of HLSS the holders of which have properly demanded and perfected their Dissenters’ Rights under Cayman Islands law) will be cancelled and converted into the right to receive the Merger Consideration of $0.704059 in cash, without interest.

Each ordinary share of Merger Sub issued and outstanding immediately prior to the effective time of the Merger will be converted into and become one validly issued, fully paid and nonassessable ordinary share, par value $0.01, of the Surviving Company.

Withholding

NRZ, HLSS, the Surviving Company and the paying agent will be entitled to deduct and withhold from the consideration otherwise payable pursuant to the Merger Agreement such amounts as are required to be deducted and withheld with respect to the making of any such payment under applicable tax law. Amounts withheld and paid to the appropriate taxing authority will be treated for purposes of the Merger Agreement as having been paid to the person in respect of which such deduction or withholding was made.

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Unexchanged Shares

No cash payment with respect to the Merger Consideration will be paid to the holder of any unsurrendered ordinary share of HLSS until the surrender of such ordinary share together with a letter of transmittal is delivered in accordance with the instructions set forth in such letter of transmittal. No interest shall be paid or shall accrue on the cash payable upon surrender of any ordinary shares held in registered form.

Conditions to the Completion of the Merger

The obligations of NRZ, Merger Sub and HLSS to effect the Merger are subject to the satisfaction or waiver of the following conditions:

•	the Merger Agreement and the Cayman Plan of Merger must have been authorized and approved by the holders of two-thirds or more of the HLSS ordinary shares entitled to vote on the approval of the Merger Agreement and the Cayman Plan of Merger and who are present and voting in person or by proxy at the extraordinary general meeting; and

•	no applicable law and no judgment, whether preliminary, temporary or permanent, or other legal restraint or prohibition, and no binding order, decree or determination by any governmental entity, may be in effect, and no suit, action or other proceeding shall have been instituted by any governmental entity and remain pending which is reasonably likely to result in a legal restraint, in each case, that prevents, makes illegal or prohibits the consummation of the Merger and the other transactions contemplated by the Merger Agreement.

In addition, NRZ’s and Merger Sub’s obligations to effect the Merger are subject to the following additional conditions:

•	the representations and warranties of HLSS relating to certain capital structure representations must be true and correct, except for certain de minimis inaccuracies, as of the Closing Date;

•	all other representations and warranties of HLSS contained in the Merger Agreement must be true and correct (ignoring for such purpose any reference to materiality or material adverse effect contained in such representations and warranties), as of the Closing Date, except where the failure to be true and correct has not had a Company Material Adverse Effect (as defined below);

•	HLSS must have performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the Closing Date;

•	no Company Material Adverse Effect shall have occurred from the date of the Merger Agreement until the Closing Date;

•	HLSS must have delivered to NRZ an officer’s certificate certifying that the preceding conditions have been satisfied; and

•	the aggregate number of ordinary shares of HLSS for which appraisal rights have been properly exercised and not withdrawn must not exceed, as of the time immediately prior to the closing of the Merger, 10% of the total number of ordinary shares of HLSS issued and outstanding as of the date of the Merger Agreement.

In addition, HLSS’s obligations to effect the Merger are subject to the following additional conditions:

•	the representations and warranties of NRZ and Merger Sub contained in the Merger Agreement must be true and correct (ignoring for such purpose any reference to materiality or material adverse effect contained in such representations and warranties), as of the Closing Date, except where the failure to be true and correct has not had a Parent Material Adverse Effect (as defined below);

•	NRZ and Merger Sub must have performed in all material respects all obligations required to be performed by them under the Merger Agreement at or prior to the closing of the Merger; and

•	NRZ must have delivered to HLSS an officer’s certificate certifying that the preceding conditions have been satisfied.

For purposes of the Merger Agreement, “Company Material Adverse Effect” means, except as hereinafter provided, any fact, circumstance, occurrence, effect, change, event or development that, individually or in the aggregate, (i) is or would reasonably be expected to be materially adverse to the business, properties, financial condition or results of operations of HLSS, taken as a whole; provided, however, that any fact, circumstance, occurrence, effect, change, event or development to the extent arising from or related to (except, in the case of clauses (a), (b), (c), (d), (e) or (h) below, if disproportionately affecting HLSS, individually or in the aggregate, relative to other companies of a similar size in the industries in which HLSS operates): (a) conditions affecting the United

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States economy or the global economy generally, (b) political conditions (or changes in such conditions) in the United States or any other country or region in the world or acts of war, sabotage or terrorism (including any escalation or general worsening of any such acts of war, sabotage or terrorism) in the United States or any other country or region of the world occurring after the date of the Merger Agreement, (c) changes in the financial, banking or securities markets in the United States or any other country or region in the world, (d) changes required by GAAP, (e) changes in any laws, (f) any failure by such person to meet any internal or published projections, forecasts or revenue or earnings predictions for any period ending on or after the date of the Merger Agreement (provided that the underlying causes of any such failure may be considered in determining whether a Company Material Adverse Effect has occurred to the extent not otherwise excluded by another exception herein), (g) the public announcement (including as to the identity of the parties hereto) of the Merger or any of the other transactions contemplated thereby or (h) the occurrence of natural disasters, shall not be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur, or (ii) would reasonably be expected to prevent or materially impair or materially delay HLSS from consummating the transactions contemplated by the Merger Agreement.

For purposes of the Merger Agreement, “Parent Material Adverse Effect” means, with respect to NRZ or Merger Sub, any fact, circumstance, occurrence, effect, change, event or development that, individually or taken together with other facts, circumstances, occurrences, effects, changes, events or developments, is or would be reasonably likely to prevent or materially delay the consummation of the Merger or the other transactions contemplated by the Merger Agreement.

HLSS Shareholders Meeting

HLSS has agreed to call a meeting of its shareholders (referred to in this proxy statement as the “HLSS Shareholders Meeting”) for the sole purpose of approving the Merger Agreement and the Cayman Plan of Merger and approving the transactions contemplated therein as promptly as practicable (but in any event within 25 business days) after the SEC confirms that it has no further comments on this proxy statement. HLSS will, through its board of directors, recommend to its shareholders that they authorize and approve the Merger Agreement and the Cayman Plan of Merger and authorize and approve the transactions contemplated therein and will include its recommendation in this proxy statement. HLSS may (on not more than one occasion and with the prior consent of NRZ), prior to the date for which the HLSS Shareholders Meeting is scheduled, change, postpone or adjourn the date for which the HLSS Shareholders Meeting is scheduled, or change the record date for the HLSS Shareholders Meeting, if HLSS in good faith believes that such change, postponement or adjournment would reasonably be expected to increase the likelihood of obtaining the requisite approval from HLSS shareholders. If, on the date for which the HLSS Shareholders Meeting is scheduled, HLSS has not received proxies representing a sufficient number of votes to authorize and approve the Merger Agreement and authorize and approve the transactions contemplated therein, NRZ may cause HLSS to, and HLSS may (with NRZ’s prior written consent), postpone or adjourn the HLSS Shareholders Meeting for a period not to exceed 90 days in order to seek to obtain the requisite HLSS shareholder approval necessary (but in no event past the End Date).

Financing

The obligations of NRZ under the Merger Agreement are not subject to a condition regarding NRZ’s or Merger Sub’s obtaining funds to consummate the Merger and the other transactions contemplated by the Merger Agreement.

Regulatory Matters

HLSS and NRZ have generally agreed to cooperate with each other and use their respective reasonable best efforts to promptly take all actions necessary, proper or advisable under the Merger Agreement and applicable law to consummate and make effective as promptly as practicable the transactions contemplated by the Merger Agreement, including preparing all necessary applications, notices and other documents to be obtained from any governmental entity and obtaining all approvals and consents from any governmental entity or third party, in each case necessary, proper or advisable to consummate the Merger, as well as defending any lawsuits or other legal proceedings challenging the Merger Agreement or the consummation of the Merger. However, neither HLSS nor NRZ will be required to pay (and HLSS cannot pay or agree to pay without NRZ’s prior written consent) any fee, penalty or other consideration to any third party for any consent required for the consummation of the Merger under any contract. In addition, NRZ’s consent is required with respect to any amendment or modification to any contract in connection with obtaining any such consent that is adverse in any material respect to NRZ or HLSS.

Termination

HLSS and NRZ may terminate the Merger Agreement at any time before the effective time of the Merger under the following circumstances:

•	by mutual written consent of HLSS and NRZ;

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•	if the Merger has not been completed on or before the End Date; however, the right to terminate the Merger Agreement under this provision will not be available to NRZ if NRZ’s breach of any provision of the Merger Agreement directly or indirectly causes the failure of the Merger to be completed by the End Date;

•	if any governmental entity of competent authority issues a final, non-appealable order or enacts a law that prohibits, restrains or makes illegal the consummation of the Merger; or

•	if the HLSS shareholder approval will not have been obtained at a duly convened HLSS Shareholders Meeting or any adjournment or postponement thereof at which the vote was taken.

In addition, HLSS may terminate the Merger Agreement at any time before the effective time of the Merger, if NRZ or Merger Sub has breached any representation, warranty, covenant or agreement of NRZ or Merger Sub contained in the Merger Agreement, or if any representation or warranty of NRZ or Merger Sub has become untrue, in each case, such that the conditions to closing relating to the accuracy of NRZ’s and Merger Sub’s representations and warranties or the performance by NRZ and Merger Sub of their obligations under the Merger Agreement could not be satisfied as of the Closing Date; however, HLSS may not terminate the Merger Agreement under this provision unless any such breach or failure to be true has not been cured within 30 days after written notice by HLSS to NRZ, except that no cure period is required for a breach that cannot be cured by the End Date and HLSS may not terminate the Merger Agreement if HLSS is then in breach of the Merger Agreement in any material respect.

In addition, NRZ may terminate the Merger Agreement under the following circumstances:

•	at any time before the effective time of the Merger, if HLSS has breached any representation, warranty, covenant or agreement contained in the Merger Agreement, or if any representation or warranty of HLSS has become untrue, in each case, such that the conditions to closing relating to the accuracy of HLSS’s representations and warranties or the performance by HLSS of its obligations under the Merger Agreement could not be satisfied as of the Closing Date; however, NRZ may not terminate the Merger Agreement under this provision unless any such breach or failure to be true has not been cured within 30 days after written notice by NRZ to HLSS, except that no cure period is required for a breach that cannot be cured by the End Date and NRZ may not terminate the Merger Agreement if NRZ is then in breach of the Merger Agreement in any material respect;

•	prior to approval of the Merger Agreement and the Cayman Plan of Merger by HLSS shareholders, if HLSS has breached its obligations under the Merger Agreement by failing to call, give notice of, convene and/or hold the HLSS Shareholders Meeting to authorize and approve the Merger Agreement and the Cayman Plan of Merger; or

•	in the event that a Critical Covenant Breach (as defined in the Purchase Agreement) has occurred.

The Purchase Agreement defines a Critical Covenant Breach as (i) without prior written consent of NRZ, the HLSS or the HLSS board of directors, through or as a result of the action of (or failure to take any action by) the HLSS board of directors, (1) the incurrence of any indebtedness for borrowed money (or indebtedness as otherwise restricted by any financing of NRZ or any of its subsidiaries); (2) the failure to distribute cash required to be distributed to shareholders in accordance with the Plan of Liquidation; (3) the failure to utilize the NRZ subsidiary providing services to HLSS under the Services Agreement in a manner that is consistent with the Services Agreement; (4) the failure to comply with any obligations (including filings required to be made) under the Exchange Act, the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; (5) the failure to comply with applicable law or (6) the taking of any other action inconsistent with the Purchase Agreement, the Plan of Liquidation, the Services Agreement or the Merger Agreement, in the case of each of clauses (1) through (6), in a manner that does, or is reasonably expected to, result in (a) the incurrence of any material (or any material increase of any) liability of HLSS arising from the business or affairs of HLSS and its representatives from and after the closing of the Purchase Agreement, (b) a material increase of any liabilities of HLSS arising from the business or affairs of HLSS and its representatives prior to the closing of the Purchase Agreement or (c) the incurrence of any material (or any material increase of any) liabilities related to the purchased assets and/or assumed liabilities under the Purchase Agreement; or (ii) the occurrence of any event(s) following which the majority of the members of the HLSS board of directors are not “continuing directors,” where a “continuing director” is any member of the HLSS board of directors who (1) was a member of the HLSS board of directors on the date of the Merger Agreement, (2) was nominated for election or elected to the HLSS board of directors with the affirmative vote of a majority of the continuing directors who were members of the HLSS board of directors at the time of such nomination or election or (3) was nominated for election to the HLSS board of directors by NRZ.

Except as set forth above, all fees and expenses incurred in connection with the Merger and the other transactions contemplated by the Merger Agreement will be paid by the party incurring such fees or expenses, regardless of whether or not such transactions are consummated.

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Conduct of Business Pending the Merger

Under the Merger Agreement, HLSS has undertaken certain covenants that place restrictions on it from the date of the Merger Agreement until the effective time of the Merger, unless NRZ gives its prior written consent (which cannot be unreasonably withheld, conditioned or delayed) or as otherwise may be required or expressly contemplated by the Merger Agreement. In general, HLSS has agreed not to conduct any business other than as (i) required by applicable law, (ii) expressly required by the Plan of Liquidation (in all cases in a manner consistent with the Services Agreement) or (iii) may be required to comply with its obligations pursuant to the Purchase Agreement, the Services Agreement and the registration rights agreement contemplated by the Purchase Agreement. In addition, without limiting the requirements described above, in no event may HLSS make any dividend or distribution other than as set forth in the Plan of Liquidation. Any Critical Covenant Breach will be deemed to be a material breach of these restrictions.

Litigation; Other Matters

The Merger Agreement requires NRZ to defend and assume control over, and bear all responsibility in respect of, any litigation or other proceedings, including by any shareholder of HLSS (on its own behalf or on behalf of HLSS), and any settlement or compromise thereof, against HLSS and/or any of its officers or directors. NRZ must keep HLSS reasonably informed regarding such litigation and reasonably consult with HLSS regarding the defense and any settlement or compromise of any such litigation, and also reasonably consider HLSS’s views with respect to any such litigation.

HLSS has agreed to (i) give prompt written notice to NRZ of any material written communications (and deliver copies thereof) received from, or delivered to, any shareholders of HLSS or any related person (in each case, other than any director, officer or employee of HLSS) or HLSS’s auditors or any governmental entity and (ii) reasonably consult with NRZ in connection with the foregoing.

Public Announcements

Except with respect to any dispute regarding the Merger Agreement or the transactions contemplated thereby, HLSS and NRZ have agreed to consult with each other before issuing, and give each other the opportunity to review and comment upon, any press release or other public statements with respect to the transactions contemplated by the Merger Agreement including the Merger, and each of HLSS and NRZ has agreed not to issue any press release or make any such public statement without the other party’s consultation. The foregoing does not limit the ability of any party to the Merger Agreement to make additional disclosures that are consistent in all but de minimis respects with the prior public disclosures regarding the transactions contemplated by the Merger Agreement.

Additional Covenants

The Merger Agreement also contains additional agreements relating to, among other things, access to information and notification of certain matters.

Indemnification; Exculpation and Insurance

The Merger Agreement provides that all rights to indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the effective time of the Merger existing in favor of the current or former directors, officers or employees of HLSS as provided in its memorandum and articles of association (or comparable organizational documents) and any indemnification or other similar agreements of HLSS, in each case as in effect on the date of the Merger Agreement, will continue in full force and effect in accordance with their terms.

The Merger Agreement also provides that, from and after the effective time of the Merger, to the fullest extent permitted by applicable law, each of NRZ and the Surviving Company will indemnify and hold harmless each individual who was as of the date of the Merger Agreement, or who becomes prior to the effective time of the Merger, a director or officer of HLSS or who was as of the date of the Merger Agreement, or who thereafter commences prior to the effective time of the Merger, serving at the request of HLSS as a director or officer of another entity, against all losses incurred in connection with any actual or threatened legal action arising out of or pertaining to the fact that such person is or was an officer or director of HLSS or is or was serving at the request of HLSS as a director or officer of another entity, whether asserted or claimed prior to, at or after the effective time of the Merger. The Merger Agreement provides that, in the event of any such legal action, each such person will be entitled to advancement of expenses incurred in the defense of any such legal action from the Surviving Company within 10 business days of receipt by the Surviving Company from such person of a request therefor; provided that any person to whom expenses are advanced provides an undertaking, if and only to the extent required by the Cayman Companies Law or the Articles of Association or the Memorandum of Association of the Surviving Company, to repay such advances if it is ultimately determined by final adjudication that such person is not entitled to indemnification.

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Without limiting the foregoing, in the event that any claim is brought against any such person described above, NRZ will have the right to assume or direct any of its subsidiaries to assume the defense thereof with legal counsel of NRZ’s choosing, and if NRZ assumes or directs any of its subsidiaries to assume such defense, then NRZ or such subsidiary, as applicable, will not be liable to such person for any legal expenses of other counsel or any other expenses subsequently incurred by such person in connection with such defense; provided that such person may employ counsel of its own choosing, and NRZ or such subsidiary, as applicable, will advance to such person reasonable legal expenses, if (i) NRZ does not timely assume the defense thereof or (ii) under applicable standards of professional conduct, there is an actual or potential conflict of interest between the legal defenses of NRZ (or the subsidiary) and those for such person in the conduct of the defense of an action. Such person agrees to cooperate with NRZ or such subsidiary, as applicable, in the defense of any such matter. NRZ or such subsidiary, as applicable, will not be liable for any settlement of any claim effected without its written consent (such consent not to be unreasonably withheld).

The Merger Agreement provides that in the event that the Surviving Company or any of its successors or assigns (i) consolidates with or merges into another entity and is not the surviving entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any entity, then, the Surviving Company will cause proper provision to be made to ensure that the successors and assigns of the Surviving Company assume its obligations as described in the above paragraphs.

Representations and Warranties

The Merger Agreement contains representations and warranties by HLSS, NRZ and Merger Sub that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement, in the disclosure letters delivered by NRZ and HLSS in connection with the Merger Agreement, or as set forth in all certificates, reports, forms, statements and other documents filed with the SEC since January 1, 2013 and publicly available after January 1, 2014 and prior to the date of the Merger Agreement.

These representations and warranties relate to, among other things:

•	corporate organization and similar corporate matters;

•	approval and authorization of the Merger Agreement;

•	required consents and approvals of governmental entities in connection with the transactions contemplated by the Merger Agreement and non-contravention;

•	litigation; and

•	brokers fees and expenses.

Additional representations and warranties made only by HLSS relate to, among other things, no ownership of subsidiaries, capital structure, SEC documents, undisclosed liabilities, compliance with applicable laws, contracts and affiliated transactions.

Additional representations and warranties made only by NRZ and Merger Sub relate to, among other things, ownership of Merger Sub.

The representations and warranties in the Merger Agreement of each of HLSS, NRZ and Merger Sub will not survive the consummation of the Merger or the termination of the Merger Agreement pursuant to its terms.

Waiver

At any time prior to the effective time of the Merger, the parties may (i) extend the time for the performance of any obligations or other acts of the other parties, (ii) waive any inaccuracies in the representations and warranties contained in the Merger Agreement or any document delivered pursuant to the Merger Agreement, (iii) waive compliance with any of the covenants or conditions contained in the Merger Agreement or (iv) waive the satisfaction of any of the conditions contained in the Merger Agreement. No extension or waiver by HLSS will require the approval of its shareholders unless such approval is required by applicable law. Any agreement on the part of a party to any such extension or waiver will be valid only if set forth in a written instrument signed on behalf of such party. The failure of any party to the Merger Agreement to assert any of its rights under the Merger Agreement or otherwise shall not constitute a waiver of such rights.

Amendment

The Merger Agreement may be amended by the parties at any time before or after the Merger is authorized and approved by HLSS’s shareholders; provided, however, that (i) after the Merger has been authorized and approved by HLSS’s shareholders, there may be made no amendment that by law requires further approval by HLSS’s shareholders without the further approval of HLSS’s

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shareholders, and (ii) except as provided above, no amendment of the Merger Agreement may be submitted to be approved by HLSS’s shareholders unless required by applicable law. The Merger Agreement may not be amended except in a writing signed on behalf of each of the parties.

Governing Law; Jurisdiction; Venue; Waiver of Jury Trial

The parties have agreed that the Merger Agreement will be governed by Delaware law, without regard to the conflicts of laws principles thereof, except that the following matters arising out of or relating to the Merger Agreement will be interpreted, construed and governed by and in accordance with the laws of the Cayman Islands: (i) the Merger, (ii) the vesting of the undertaking, property and liabilities of Merger Sub in the Surviving Company, (iii) the cancellation of shares, (iv) the rights provided for in section 238 of the Cayman Companies Law with respect to dissenting shares and (v) the fiduciary or other duties of HLSS’s board of directors and the directors of Merger Sub.

Each of the parties (i) submitted to the personal jurisdiction of the Delaware Court of Chancery (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware), (ii) agreed to not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iii) agreed to not bring any action relating to the Merger Agreement, the Merger or any of the other transactions contemplated by the Merger Agreement in any other court. Each party has waived, to the fullest extent permitted by applicable law, any right such party may have to a trial by jury with respect to any suit, action or other proceeding directly or indirectly arising out of or relating to the Merger Agreement or the transactions contemplated by the Merger Agreement.

Specific Enforcement

The Merger Agreement provides that the parties will be entitled to an injunction or injunctions to prevent breaches or threatened breaches of the Merger Agreement and to enforce specifically the performance of the terms and provisions of the Merger Agreement without proof of actual damages (and each party waives any requirement for the securing or posting of any bond in connection with such remedy). The Merger Agreement provides that the parties will not assert that a remedy of specific performance is unenforceable or that a remedy of monetary damages would provide an adequate remedy for any such breach.

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DISSENTING SHAREHOLDER RIGHTS UNDER CAYMAN COMPANIES LAW

The following is a summary of the rights of holders of the shares of HLSS to dissent from the Merger and receive payment of the fair value of their shares (referred to in this proxy statement as “Dissenters’ Rights”). This summary is not a complete statement of the law, and is qualified in its entirety by the complete text of Section 238 of the Cayman Companies Law, a copy of which is attached as Annex F to this proxy statement. If you are contemplating the possibility of dissenting from the Merger and exercising your Dissenters’ Rights, you should carefully review the text of Annex F, particularly the procedural steps required to exercise Dissenters’ Rights. These procedures are complex and you should consult your Cayman Islands legal counsel. If you do not fully and precisely satisfy and perfect the procedural requirements of the Cayman Companies Law, you will lose your Dissenters’ Rights.

Requirements for Exercising Dissenters’ Rights

A shareholder of the Company is entitled to payment of the fair value of his, her or its shares upon dissenting from the Merger, provided that such shareholder follows the procedures summarized below:

1. you must give a written notice of objection (referred to in this proxy statement as a “Written Objection”) to the Company prior to the vote to authorize and approve the Merger. The Written Objection must include a statement that you propose to demand payment for your shares if the Merger is authorized by the resolution at the extraordinary general meeting;

2. within 20 days immediately following the date on which the vote approving the Merger is made, the Company must give written notice of the authorization (referred to in this proxy statement as the “Approval Notice”) to all shareholders who have served a Written Objection;

3. within 20 days immediately following the date on which the Approval Notice is given (referred to in this proxy statement as the “Dissent Period”), the dissenting shareholder must give a written notice of his, her or its decision to dissent (referred to in this proxy statement as a “Notice of Dissent”) to the Company stating his, her or its name and address, the number and class of shares with respect to which he or she dissents and a demand for payment of the fair value of his shares. The shareholder will cease to have any rights of a shareholder upon the giving of such Notice of Dissent except the right to be paid the fair value of his, her or its shares (and the right to participate in court proceedings to determine the fair value of his, her or its shares or the right to institute proceedings on the grounds that the Merger is void or unlawful). A dissenting shareholder must dissent in respect of all the shares which he or she holds;

4. within seven days immediately following (i) the date of expiry of the Dissent Period or (ii) the date on which the Cayman Plan of Merger is filed with the Registrar, whichever is later, the Company, as the surviving company, must make a written offer (referred to in this proxy statement as a “Fair Value Offer”) to each dissenting shareholder to purchase his, her or its shares at a price determined by the Company to be the fair value of such shares;

5. if, within 30 days immediately following the date of the Fair Value Offer, the Company and the dissenting shareholder agree upon the price to be paid for his, her or its shares, the Company shall pay the shareholder the amount in money;

6. if, within 30 days immediately following the date of the Fair Value Offer, the Company and the dissenting shareholder fail to agree on a price at which the Company will purchase the dissenting shareholder’s shares, then, within 20 days immediately following the date of the expiry of such 30 day period, the Company must, and the dissenting shareholder may, file a petition with the Grand Court of the Cayman Islands (referred to in this proxy statement as the “Grand Court”) for a determination of the fair value of the shares held by all dissenting shareholders who have served a Notice of Dissent and who have not agreed with the Company as to fair value, and the petition by the Company must be accompanied by a verified list containing the names and address of all shareholders who filed a Notice of Dissent and who have not agreed with the Company as to the fair value of their shares (referred to in this proxy statement as the “Verified List”). A copy of the petition must be served on the other party. If the petition is filed by a dissenting shareholder, the Company must file the Verified List with the Grand Court within 10 days after the service of the petition; and

7. if a petition is timely filed and served, the Grand Court will determine the fair value of the shares held by the dissenting shareholders as it finds are involved (together with a fair rate of interest, if any) and the costs of the proceeding and the allocation of such costs upon the parties. Any dissenting shareholder whose name appears on the Verified List and who the Grand Court finds are involved may participate fully in all proceedings until the determination of fair value is reached.

You must be a registered holder of shares in order to exercise your Dissenters’ Rights. All notices and petitions must be executed by or for the shareholder of record, fully and correctly, as such shareholder’s name appears on the register of shareholders of the Company. As noted above, a dissenting shareholder must dissent in respect of all the shares which he or she holds. If the shares are registered in the name of a person who holds them in a fiduciary capacity, such as by a trustee, guardian or custodian, these notices must be executed by or for the fiduciary. If the shares are registered in the names of more than one person, such notices and petitions must be executed by or for all joint owners. An authorized agent, including an agent for two or more joint owners, may execute the notices

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or petitions for a shareholder of record; however, the agent must identify the record owner and expressly disclose the fact that, in exercising the notice, he is acting as agent for the record owner. A person having a beneficial interest in shares which are registered in the name of another person, such as a broker or nominee, and who wishes to exercise Dissenters’ Rights directly in respect of such shares, must act promptly to become the registered holder of such Shares, in order to follow the steps summarized above in a timely manner to exercise such Dissenters’ Rights in respect of such shares.

If you do not satisfy each of these requirements, you cannot exercise Dissenters’ Rights and shall receive the Merger Consideration of $0.704059 in cash, without interest, for each share you hold. You must send all notices to the Company to Home Loan Servicing Solutions, Ltd., c/o Intertrust Corporate Services (Cayman) Limited located at 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands.

If you are considering dissenting, you should be aware that the fair value of your shares determined under Section 238 of the Cayman Companies Law could be more than, the same as, or less than the $0.704059 in cash, without interest, for each share that you would otherwise receive as consideration in the Merger. In addition, in any proceedings for determination of the fair value of shares covered by a Notice of Dissent, the Company and NRZ intend to assert that the per share merger consideration of $0.704059 is equal to the fair value of each of your shares.

The exercise of your Dissenters’ Rights will preclude the exercise of any other rights which you might otherwise be entitled by virtue of holding shares, other than the right to institute proceedings to seek relief on the grounds that the Merger is void or unlawful.

The provisions of Section 238 of the Cayman Companies Law are technical and complex. If you fail to comply strictly with the procedures set forth in Section 238 of the Cayman Companies Law, you will lose your Dissenters’ Rights. You should consult your Cayman Islands legal counsel if you wish to exercise Dissenters’ Rights.

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PROPOSAL 2

AUTHORITY TO ADJOURN THE EXTRAORDINARY GENERAL MEETING

The Adjournment Proposal

If at the extraordinary general meeting, the chairman determines it is necessary to adjourn the extraordinary general meeting, we intend to move to adjourn the extraordinary general meeting with NRZ’s consent. For example, the chairman may make such a determination if the number of ordinary shares of HLSS represented and voting in favor of the proposal to authorize and approve the Merger Agreement and the Cayman Plan of Merger at the extraordinary general meeting is insufficient to adopt that proposal pursuant to the Cayman Companies Law, in order to enable HLSS to solicit additional votes in respect of such proposal. If the chairman determines that it is necessary to adjourn the extraordinary general meeting, we will ask our shareholders to vote only upon the proposal to adjourn the extraordinary general meeting, and not the proposal to authorize and approve the Merger Agreement and the Cayman Plan of Merger.

In this proposal, we are asking you to authorize the holder of any proxy solicited by our board of directors to vote in favor of the proposal to adjourn the extraordinary general meeting to another time and place. If the shareholders approve the proposal to adjourn the extraordinary general meeting, we could adjourn the extraordinary general meeting and any adjourned session of the extraordinary general meeting and use the additional time to solicit additional votes, including the solicitation of votes from shareholders that have previously voted. Among other things, approval of the proposal to adjourn the extraordinary general meeting could mean that, even if we had received proxies representing a sufficient number of votes against the proposal to authorize and approve the Merger Agreement and the Cayman Plan of Merger to defeat that proposal, we could adjourn the extraordinary general meeting without a vote on the Merger Agreement and the Cayman Plan of Merger and seek to convince the holders of those shares to change their votes to votes in favor of the proposal to authorize and approve the Merger Agreement and the Cayman Plan of Merger.

Board of Directors Recommendation

Our board of directors unanimously recommends that you vote “FOR” the ordinary resolution to adjourn the extraordinary general meeting if considered necessary by the chairman.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS

AND EXECUTIVE OFFICERS

Ownership of Ordinary Shares of HLSS by Certain Beneficial Owners

The following table sets forth certain information known to the Company regarding the beneficial ownership of ordinary shares of HLSS as of [●], 2015 by: (i) the Company’s named executive officers for the year ended December 31, 2014; (ii) each director of the Company; (iii) each person known by the Company to own beneficially more than five percent of the outstanding ordinary shares of HLSS; and (iv) all current directors and executive officers of the Company as a group. Except as otherwise indicated, (i) all shares are owned directly; and (ii) subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all ordinary shares of HLSS shown as beneficially owned by them. Unless otherwise noted below, the address for all shareholders is c/o Home Loan Servicing Solutions, Ltd., 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands.

In general, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, under SEC rules, a person is deemed, as of any date, to have “beneficial ownership” of any security that such person has the right to acquire within 60 days after such date. The number of shares beneficially owned by each shareholder is determined according to the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under current rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. As a consequence, several persons may be deemed to be the “beneficial owners” of the same shares.

Shares Beneficially Owned (1)

Name and Address of Beneficial Owner:	Amount	Percent
Luxor Capital Group, LP (2) 1114 Avenue of the Americas, 29th Floor New York, New York 10036	6,926,949	9.8%
Allianz Global Investors U.S. Holdings LLC (3) 680 Newport Center Drive, Suite 250 Newport Beach, California 92660	5,650,962	8.0%
The Vanguard Group (4) 100 Vanguard Boulevard Malvern, Pennsylvania 19355	4,879,357	6.9%
BlackRock, Inc. (5) 55 East 52nd Street New York, New York 10022	4,811,797	6.8%
Litespeed Management, L.L.C. (6) 623 Fifth Avenue, 26th Floor New York, New York 10022	4,200,000	5.9%
Kingstown Capital Management, L.P. (7) 100 Park Ave, 21st Floor New York, New York 10017	3,600,000	5.1%

Directors and Named Executive Officers:	Amount	Percent
William C. Erbey (8)	862,388	1.2%
John P. Van Vlack	135,000	*
Kerry Kennedy	3,590	*
Richard J. Lochrie	—	*
Robert J. McGinnis	18,000	*
David B. Reiner	5,025	*
James E. Lauter	12,000	*
Michael G. Lubin	—	*
Bryon E. Stevens (9)	5,000	*
Richard Delgado (10)	—	*

All Directors and Executive Officers as a Group (10 persons)	1,041,003	1.5%

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*	Less than 1%.
(1)	For purposes of this table, an individual is considered the beneficial owner of ordinary shares if he or she directly or indirectly has or shares voting power or investment power, as defined in the rules promulgated under the Securities Exchange Act of 1934, as amended. Unless otherwise indicated, an individual has sole voting power and sole investment power with respect to the indicated shares. No shares have been pledged as security by the named executive officers or Directors.
(2)	Based on information contained in a Schedule 13G filed with the SEC on March 12, 2015, reporting securities owned as of March 12, 2015.
(3)	Based on information contained in a Schedule 13G/A filed with the SEC on February 13, 2015, reporting securities owned as of December 31, 2014.
(4)	Based on information contained in a Schedule 13G/A filed with the SEC on February 10, 2015, reporting securities owned as of December 31, 2014.
(5)	Based on information contained in a Schedule 13G/A filed with the SEC on January 29, 2015, reporting securities owned as of December 31, 2014.
(6)	Based on information contained in a Schedule 13G filed with the SEC on March 13, 2015, reporting securities owned as of February 27, 2015.
(7)	Based on information contained in a Schedule 13D filed with the SEC on February 24, 2015, reporting securities owned as of February 24, 2015.
(8)	Mr. Erbey stepped down as Chairman of the Board of Directors on January 16, 2015. Shares beneficially owned are presented as of this date. Shares presented include 862,388 shares held by Salt Pond Holdings, LLC, a United States Virgin Islands limited liability company, of which the members are William C. Erbey and his spouse, E. Elaine Erbey; FF Plaza Limited Partnership, a Delaware partnership, of which the partners are Mr. and Mrs. Erbey and Delaware Permanent Corporation, a Delaware corporation wholly owned by Mr. Erbey; and Erbey Holding Corporation, a Delaware corporation, wholly owned by Mr. Erbey.
(9)	Mr. Stevens resigned from the Company on December 19, 2014. Shares beneficially owned are presented as of this date.
(10)	Mr. Delgado resigned from the Company on September 19, 2014. Shares beneficially owned are presented as of this date.

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MARKET PRICE OF ORDINARY SHARES OF HLSS AND DIVIDEND INFORMATION

Prior to April 29, 2015, HLSS ordinary shares were traded on Nasdaq under the trading symbol “HLSS.” Due to HLSS’s failure to meet certain listing requirements, including a determination by Nasdaq that following the completion of the transactions contemplated by the Purchase Agreement, HLSS became a “public shell,” the HLSS ordinary shares were delisted from Nasdaq upon the opening of business on April 29, 2015. On April 29, 2015, HLSS ordinary shares began being quoted on the OTC Pink Marketplace under the symbol “HLSSF.” This change could result in a less liquid market available for existing and potential shareholders to trade ordinary shares of HLSS and could ultimately further depress the trading price of HLSS ordinary shares. The OTC Pink Marketplace has less stringent governance, financial and other standards than Nasdaq. The following table sets forth, for the indicated calendar periods, the daily high and low sales prices of HLSS ordinary shares as reported by Nasdaq or the OTC Pink Marketplace, as applicable:

	High	Low
Fiscal Year Ending 2015:
Second Quarter (as of April 30, 2015)	$17.61	$0.66
First Quarter	$19.69	$9.73
Fiscal Year Ending 2014:
Fourth Quarter	$22.01	$17.29
Third Quarter	$23.38	$20.38
Second Quarter	$23.10	$21.03
First Quarter	$23.08	$19.47
Fiscal Year Ending 2013:
Fourth Quarter	$24.10	$21.17
Third Quarter	$25.59	$21.62
Second Quarter	$24.97	$21.13
First Quarter	$24.09	$18.88
Fiscal Year Ended 2012:
Fourth Quarter	$20.46	$16.33
Third Quarter	$16.53	$13.29
Second Quarter	$14.00	$13.18
First Quarter	$14.00	$12.80

Pursuant to the Plan of Liquidation, the Company sold the NRZ Shares received by it pursuant to the Purchase Agreement and declared and paid the April 27 Liquidating Distribution in the aggregate amount of approximately $1.2 billion, or $16.613 per share, on April 27, 2015 to holders of record of ordinary shares at the close of business on April 20, 2015. Unless the Merger Agreement is terminated, the Company is not permitted to make any further dividend or distribution other than such April 27 Liquidating Distribution.

The closing sale price of HLSS ordinary shares on Nasdaq on April 2, 2015, the last trading day prior to announcement of the execution of the Merger Agreement, was $17.32 per share. On [●], 2015, which is the most recent practicable date prior to the date of this proxy statement, the closing sale price of our ordinary shares was $[●] per share, which price reflects the effect of the April 27 Liquidating Distribution of approximately $1.2 billion, or $16.613 per share, that the Company paid on April 27, 2015 to holders of record of ordinary shares at the close of business on April 20, 2015. You are encouraged to obtain current market quotations for HLSS ordinary shares.

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FUTURE SHAREHOLDER PROPOSALS AND ADVANCE NOTICE PROCEDURES

If the Merger is completed, the separate corporate existence of HLSS will cease. We intend to hold the 2015 Annual Meeting of Shareholders (referred to in this proxy statement as the “2015 Annual Meeting”) only if the Merger is not completed. In the event that we hold the 2015 Annual Meeting, it would be held on a date more than 30 days from the anniversary of our 2014 Annual Meeting of Shareholders. In such event, we will inform the shareholders of the date and the deadline for submitting proposals under Rule 14a-8 of the Exchange Act in order for any such proposal to be considered for inclusion in our proxy materials, which deadline will be a reasonable time before we begin to print and send our proxy materials to the shareholders.

In the event that we hold the 2015 Annual Meeting, in order for nominations of persons for election as members of our board of directors to be properly made or other business to be properly brought at the time of the 2015 Annual Meeting (without having such proposal included in the Company’s proxy statement and proxy card), shareholders must also comply with the advance notice requirements contained in the Articles. Notice of a shareholder’s intent to bring business or to nominate a person for election as a member of our board of directors before the 2015 Annual Meeting must be received by the secretary of the Company by the close of business on the 10th day following the date on which the Company first makes public disclosure of the 2015 Annual Meeting date, and must include the specified information concerning the proposal or nominee as described in the Articles.

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HOUSEHOLDING OF EXTRAORDINARY GENERAL MEETING MATERIALS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and related notices with respect to two or more shareholders sharing the same address by delivering a single proxy statement or notice addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement or notice to multiple shareholders sharing an address unless contrary instructions have been received from one or more of the affected shareholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you instruct us to the contrary. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and related notices, or if you are receiving multiple copies of the proxy statement and related notices and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You may notify us by sending a written request to Home Loan Servicing Solutions, Ltd., 70 Harbour Drive, Unit N-301A, P.O. Box 10315, Grand Cayman KY1-1003, Cayman Islands or by calling us at (345) 945-3727.

The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Annual Report on Form 10-K for the year ended December 31, 2014, this proxy statement and the Notice of Extraordinary General Meeting of Shareholders and related notices to a shareholder at a shared address to which a single copy of such documents was delivered. Shareholders may make such request in writing, directed to Home Loan Servicing Solutions, Ltd., 70 Harbour Drive, Unit N-301A, P.O. Box 10315, Grand Cayman KY1-1003, Cayman Islands or by calling us at (345) 945-3727.

OTHER MATTERS

At this time, we know of no other matters to be submitted to our shareholders at the extraordinary general meeting or any adjournment or postponement of the extraordinary general meeting. If any other matters properly come before the extraordinary general meeting or at any adjournment or postponement of the extraordinary general meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent in accordance with their best judgment.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC’s public reference room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public at the SEC’s website at http://www.sec.gov. You also may obtain free copies of the documents we file with the SEC by going to the Investor Relations section of our website at www.hlss.com. The information provided on our website is not part of this proxy statement, and therefore is not incorporated by reference.

Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of proxy statements or other information concerning us, without charge, by written or telephonic request directed to Home Loan Servicing Solutions, Ltd., 70 Harbour Drive, Unit N-301A, P.O. Box 10315, Grand Cayman KY1-1003, Cayman Islands, telephone (345) 945-3727, or on our website at www.hlss.com or from the SEC through the SEC’s website at http://www.sec.gov.

NRZ has supplied all information pertaining to NRZ and Merger Sub in this proxy statement and we have supplied all information pertaining to us.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE EXTRAORDINARY GENERAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT AND, IF GIVEN, SUCH INFORMATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY US OR ANY OTHER PERSON.

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THIS PROXY STATEMENT IS DATED [●], 2015. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE OR SUCH OTHER DATE AS MAY BE SPECIFIED HEREIN, AND THE MAILING OF THIS PROXY STATEMENT TO SHAREHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

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Annex A

EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER

Dated as of April 6, 2015

among

HOME LOAN SERVICING SOLUTIONS, LTD.,

NEW RESIDENTIAL INVESTMENT CORP.

and

HEXAGON MERGER SUB, LTD.

i

ii

iii

AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of April 6, 2015, by and among Home Loan Servicing Solutions, Ltd., a Cayman Islands exempted company (the “Company”), New Residential Investment Corp., a Delaware corporation (“Parent”), and Hexagon Merger Sub, Ltd., a Cayman Islands exempted company and a direct or indirect wholly owned Subsidiary of Parent (“Merger Sub,” and collectively, with the Company and Parent, the “Parties”).

WHEREAS, concurrently with the execution hereof, the Company, Parent and certain wholly owned Subsidiaries of Parent (the “Parent Acquiring Subsidiaries”) entered into that certain Share and Asset Purchase Agreement (“Share and Asset Purchase Agreement”) pursuant to which the Parent Acquiring Subsidiaries agreed to purchase and the Company agreed to sell substantially all of the assets of the Company;

WHEREAS, the Company, Parent and Merger Sub desire to effect the Merger, pursuant to which the Company shall be merged with and into Merger Sub, with Merger Sub surviving the Merger upon the terms and subject to the conditions set forth in this Agreement and in accordance with the Companies Law (2013 Revision) of the Cayman Islands (the “Cayman Companies Law”), Merger Sub Memorandum and Merger Sub Articles, and each Company Share issued and outstanding immediately prior to the Merger shall be converted into the right to receive the Merger Consideration (defined below);

WHEREAS, the Company Board, the Parent Board and the Merger Sub Board each have approved this Agreement, determined that the terms of this Agreement are in the best interests of the Company, Parent or Merger Sub, as applicable, and their respective shareholders, and declared the advisability of this Agreement and the transactions contemplated hereby;

WHEREAS, the Company Board and the Merger Sub Board have recommended adoption and approval of this Agreement by their respective shareholders; and

WHEREAS, the Company, Parent and Merger Sub desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties and covenants herein and intending to be legally bound, the parties hereto agree as follows:

ARTICLE I

The Merger

Section 1.01 The Merger. On the terms and subject to the conditions set forth in this Agreement, and in accordance with the Cayman Companies Law, on the Closing Date, the Company shall be merged with and into Merger Sub (the “Merger”). At the Effective Time, the separate corporate existence of the Company shall cease and Merger Sub shall continue as the surviving company in the Merger (the “Surviving Company”).

Section 1.02 Closing. The closing (the “Closing”) of the Merger shall take place at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036 at 10:00 a.m., New York City time, on a date to be specified by the Company and Parent, which shall be no later than the second (2nd) Business Day following the satisfaction or (to the extent permitted by Law) waiver by the party or parties entitled to the benefits thereof of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or (to the extent permitted by Law) waiver of those conditions); provided, however, that the Closing shall in no event occur prior to the sooner of (x) the date that the Company disposes of or sells the last of the NRZ Shares (as defined in the Share and Asset Purchase Agreement) held by the Company and (y) the date that is ninety (90) days following the date of this Agreement, in each case, subject to the satisfaction or (to the extent permitted by Law) waiver by the party or parties entitled to the benefits thereof of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or (to the extent permitted by Law) waiver of those conditions), or at such other place, time and date as shall be agreed in writing between the Company and Parent. The date on which the Closing occurs is referred to in this Agreement as the “Closing Date.”

Section 1.03 Effective Time. Subject to the provisions of this Agreement, Parent, Merger Sub and the Company shall execute a plan of merger (the “Cayman Plan of Merger”) substantially in the form contained in Appendix 1 hereto and shall file the Cayman Plan of Merger and other documents required to effect the Merger pursuant to the Cayman Companies Law with the Registrar of Companies of the Cayman Islands as provided in section 233 of the Cayman Companies Law on the Closing Date. The Merger shall become effective at the time when the Cayman Plan of Merger has been registered by the Registrar of Companies of the Cayman Islands or such later time as Merger Sub and the Company may agree and specify in the Cayman Plan of Merger in accordance with the Cayman Companies Law (the “Effective Time”).

Section 1.04 Effects. The Merger shall have the effects specified in the Cayman Companies Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, the Surviving Company shall succeed to and assume all the rights, property of every description, including choses in action, and the business, undertaking, goodwill benefits, immunities and privileges, mortgages, charges or security interests and all contracts, obligations, claims, debts and liabilities of Merger Sub and the Company in accordance with the Cayman Companies Law.

ARTICLE II

Effect on the Share Capital of the Constituent Entities; Exchange of Company Shares

Section 2.01 Effect on Share Capital. At the Effective Time, by virtue of the Merger and without any action on the part of the Company, Parent, Merger Sub or the holder of any ordinary shares, par value $0.01 per share, of the Company (the “Company Shares”) or any ordinary shares, par value $0.01 per share, of Merger Sub (the “Merger Sub Shares”) or any other Person:

2

(a) Conversion of Merger Sub Shares. Each Merger Sub Share issued and outstanding immediately prior to the Effective Time shall be converted into one (1) fully paid and nonassessable ordinary share, par value $0.01 per share, of the Surviving Company with the same rights, powers and privileges as the shares so converted. From and after the Effective Time, any certificates evidencing Merger Sub Shares shall be deemed for all purposes to represent the number of shares of the Surviving Company into which they were converted in accordance with the immediately preceding sentence.

(b) Cancellation of Treasury Shares and Parent-Owned Shares; Conversion of Subsidiary-Owned Shares.

(i) Each Company Share that is owned by the Company as treasury stock and each Company Share that is owned directly by Parent or Merger Sub immediately prior to the Effective Time shall no longer be outstanding and shall automatically be canceled and shall cease to exist or have any rights with respect thereto, and no consideration shall be delivered in exchange therefor.

(ii) Each Company Share that is owned by any direct or indirect wholly owned Subsidiary of Parent (other than Merger Sub) or of Merger Sub shall be converted into such number of shares of the Surviving Company such that the ownership percentage of any such Subsidiary in the Surviving Company immediately following the Effective Time shall equal the ownership percentage of such Subsidiary in the Company immediately prior to the Effective Time.

(c) Conversion of Company Shares. Subject to Sections 2.02 and 2.03, each Company Share issued and outstanding immediately prior to the Effective Time (other than shares to be canceled or converted into shares of the Surviving Company in accordance with Section 2.01(b) and Dissenting Shares) shall be converted automatically into the right to receive (x) in the event that the NRZ Shares (as defined in the Share and Asset Purchase Agreement) have all been sold by the Company prior to the Closing Date (as determined in accordance with Section 1.02), $0.704059 in cash or (y) in the event that all or a portion of the NRZ Shares (as defined in the Share and Asset Purchase Agreement) have not been sold by the Company prior to the Closing Date (as determined in accordance with Section 1.02), $0.704059 in cash plus the Net NRZ Share Consideration in cash, in each case, without interest (the “Merger Consideration”). All such Company Shares, when so converted, shall no longer be outstanding and shall automatically be canceled and shall cease to exist and the register of members of the Company will be amended accordingly and each holder of a Company Share that is in registered form shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration. Notwithstanding the foregoing, if between the date of this Agreement and the Effective Time the outstanding Company Shares shall have been changed into a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares, or any similar event shall have occurred, then any number or amount contained herein which is based upon the number of Company Shares will be appropriately adjusted to provide to the holders of Company Shares the same economic effect as contemplated by this Agreement prior to such event. As provided in Section 2.02(h), the right of any holder of a Company Share to receive the Merger Consideration

3

shall be subject to and reduced by the amount of any required withholding under applicable Tax Law.

Section 2.02 Exchange of Company Shares.

(a) Paying Agent. Prior to the Effective Time, Parent shall appoint a bank or trust company reasonably acceptable to the Company to act as paying agent (the “Paying Agent”) for the payment and delivery of the Merger Consideration. At or prior to the Effective Time, Parent shall deposit (or cause to be deposited) with the Paying Agent, for the benefit of the holders of Company Shares, for payment in accordance with this Article II through the Paying Agent, cash sufficient to pay the Merger Consideration. All such cash deposited with the Paying Agent is hereinafter referred to as the “Payment Fund.”

(b) Letter of Transmittal. As promptly as reasonably practicable after the Effective Time (and in any event within three (3) Business Days after the Effective Time), the Surviving Company shall cause the Paying Agent to mail to each holder of record of Company Shares a form of letter of transmittal (the “Letter of Transmittal”) (which shall be in such customary form and have such other customary provisions (including customary provisions with respect to delivery of an “agent’s message” with respect to shares held in registered form) as Parent may specify subject to the Company’s reasonable approval), together with instructions thereto.

(c) Merger Consideration Received in Connection with Exchange. Upon the receipt of an “agent’s message” by the Paying Agent, in each case together with the Letter of Transmittal, duly, completely and validly executed in accordance with the instructions thereto, and such other documents as may reasonably be required by the Paying Agent, the holder of such shares shall be entitled to receive in exchange therefor the Merger Consideration into which such Company Shares have been converted pursuant to Section 2.01. In the event of a transfer of ownership of Company Shares that is not registered in the register of members of the Company, the Merger Consideration may be paid to a transferee if the proper evidence of such transfer is presented to the Paying Agent, accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid. Until surrendered as contemplated by this Section 2.02(c), each Company Share shall be deemed at any time from and after the Effective Time to represent only the right to receive upon such surrender the Merger Consideration that the holders of Company Shares are entitled to receive in respect of such shares pursuant to this Section 2.02(c). No interest shall be paid or shall accrue on the cash payable upon surrender of any Company Shares held in registered form.

(d) No Further Ownership Rights in Company Shares. The Merger Consideration paid in accordance with the terms of this Article II upon conversion of any Company Shares shall be deemed to have been issued and paid in full satisfaction of all rights pertaining to such Company Shares. From and after the Effective Time, there shall be no further registration of transfers on the register of members of the Surviving Company of Company Shares that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Company Shares held in registered form are presented to Parent or the Paying Agent for any reason, they shall be canceled and exchanged as provided in this Article II.

4

(e) Termination of Payment Fund. Any portion of the Payment Fund (including any and all interest and other proceeds received with respect thereto) that remains undistributed to the holders of Company Shares for one (1) year after the Effective Time shall be delivered to Parent, and any holder of Company Shares who has not theretofore complied with this Article II shall thereafter look only to Parent for payment of its claim for Merger Consideration without any interest thereon.

(f) No Liability. None of the Company, the Surviving Company, Parent, Merger Sub or the Paying Agent shall be liable to any Person in respect of any portion of the Payment Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. Any portion of the Payment Fund which remains undistributed to the holders of Company Shares for two (2) years after the Effective Time (or immediately prior to such earlier date on which the Payment Fund would otherwise escheat to, or become the property of, any Governmental Entity), shall, to the extent permitted by applicable Law, become the property of Parent, free and clear of all claims or interest of any Person previously entitled thereto.

(g) Investment of Payment Fund. The Paying Agent shall invest any cash in the Payment Fund if and as directed by Parent. Any interest and other income resulting from such investments shall be paid to, and be the property of, Parent. No investment losses resulting from investment of the Payment Fund shall diminish the rights of any of the Company’s shareholders to receive the Merger Consideration or any other payment as provided herein.

(h) Withholding Rights. Each of Parent, the Company, the Surviving Company and the Paying Agent shall be entitled to deduct and withhold from the consideration otherwise payable to any Person pursuant to this Agreement such amounts as are required to be deducted and withheld with respect to the making of such payment under applicable Tax Law; provided that Parent shall notify the Company of any amounts that Parent reasonably believes are required to be deducted and withheld from the consideration payable to the holders of the Company Shares ten (10) days prior to the Closing Date (or as soon as reasonably practicable thereafter), and the parties hereto shall cooperate in good faith to attempt to minimize any such amounts required to be deducted and withheld. Amounts so withheld and paid over to the appropriate taxing authority shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made.

Section 2.03 Dissenters’ Rights. No Person who has validly exercised such Person’s dissenting rights pursuant to section 238 of the Cayman Companies Law shall be entitled to receive the Merger Consideration as provided in Section 2.01(c) with respect to Company Shares owned by such Person (“Dissenting Shares”) unless and until such Person shall have effectively withdrawn its dissent or lost such Person’s dissenting rights under the Cayman Companies Law. If a holder of Dissenting Shares effectively withdraws its dissent or loses its dissenting rights pursuant to section 238 of the Cayman Companies Law with respect to any Dissenting Shares, such Company Shares shall cease to be Dissenting Shares. Each Dissenting Share shall be cancelled at the Effective Time and holders of Dissenting Shares shall not be entitled to receive the Merger Consideration with respect to their Company Shares and shall instead be entitled to receive only the payment resulting from the procedure in section 238 of the Cayman Companies

5

Law with respect to their shares; provided, however, that all Dissenting Shares held by shareholders who shall have effectively withdrawn or lost their dissenting rights under the Cayman Companies Law shall cease to be Dissenting Shares and shall be deemed to have been cancelled in consideration for, as of the Effective Time, the right to receive the Merger Consideration, without interest thereon, in the manner provided in Section 2.01(c), and Parent shall promptly deposit or cause to be deposited with the Paying Agent any additional funds necessary to pay in full the Merger Consideration so due and payable to such shareholders. The Company shall promptly give Parent (i) copies of notices of objection, notices of dissent, any written demands for appraisal, attempted withdrawals of such demands, and any other instruments served pursuant to applicable Law that are received by the Company relating to Company shareholders’ rights of dissent and (ii) the opportunity to direct or approve all offers, negotiations and proceedings with respect to any demand for appraisal under the Cayman Companies Law. The Company shall not, except with the prior written consent of Parent, voluntarily make any payment with respect to any demands for appraisal, offer to settle or settle any such demands or approve any withdrawal of any such demands. In the event that any written notices of objection to the Merger are served by any shareholders of the Company pursuant to section 238(2) of the Cayman Companies Law, the Company shall serve written notice of the authorization of the Merger on such shareholders pursuant to section 238(4) of the Cayman Companies Law within twenty (20) days of obtaining the Company Shareholder Approval at the Company Shareholders Meeting.

ARTICLE III

Representations and Warranties of Parent and Merger Sub

Parent and Merger Sub jointly and severally represent and warrant to the Company that the statements contained in this Article III are true and correct except as set forth in the disclosure letter delivered by Parent to the Company at or before the execution and delivery by Parent and Merger Sub of this Agreement (the “Parent Disclosure Letter”). The Parent Disclosure Letter shall be arranged in numbered and lettered sections corresponding to the numbered and lettered sections contained in this Article III and the disclosure in any section shall be deemed to qualify any other section in this Article III to the extent that it is reasonably apparent from the text of such disclosures that such disclosure also qualifies or applies to such other section.

Section 3.01 Organization, Standing and Power. Each of Parent and Merger Sub is duly organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the laws of the jurisdiction in which it is organized and has all corporate power and authority required to execute and deliver this Agreement and to consummate the Merger and the other transactions contemplated hereby and to perform each of its obligations hereunder. Each of Parent and Merger Sub is duly qualified or licensed to do business in each jurisdiction where the nature of its business or the ownership or leasing of its properties make such qualification necessary, other than in such jurisdictions where the failure to be so qualified or licensed, individually or in the aggregate, has not had a Parent Material Adverse Effect. Parent has made available to the Company, prior to execution of this Agreement, true and complete copies of (a) the certificate of incorporation of Parent in effect as

6

of the date of this Agreement and the by-laws of Parent in effect as of the date of this Agreement and (b) the constituent documents of Merger Sub.

Section 3.02 Authority; Execution and Delivery; Enforceability.

(a) Each of Parent and Merger Sub has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the Merger and the other transactions contemplated by this Agreement. Merger Sub has all necessary corporate power and authority to execute and deliver the Cayman Plan of Merger and to consummate the transactions contemplated thereby. The Parent Board has adopted resolutions, by unanimous vote of the directors present at a meeting duly called at which a quorum of directors of Parent was present, (i) approving the execution, delivery and performance of this Agreement and (ii) determining that entering into this Agreement is in the best interests of Parent and its stockholders. As of the date of this Agreement, such resolutions have not been amended or withdrawn. The Merger Sub Board has unanimously adopted resolutions (i) approving the execution, delivery and performance of this Agreement and the Cayman Plan of Merger, (ii) determining that the terms of this Agreement and the Cayman Plan of Merger are in the best interests of Merger Sub and Parent, as its sole shareholder, (iii) declaring this Agreement advisable and (iv) recommending that Parent, as sole shareholder of Merger Sub, adopt this Agreement and the Cayman Plan of Merger and directing that this Agreement be submitted to Parent, as sole shareholder of Merger Sub, for adoption. As of the date of this Agreement, such resolutions have not been amended or withdrawn. Parent, as sole shareholder of Merger Sub, has adopted this Agreement and the Cayman Plan of Merger. No other corporate action on the part of Parent or Merger Sub is necessary to authorize, adopt or approve, as applicable, this Agreement or to consummate the Merger and the other transactions contemplated by this Agreement (except for the filing of the Cayman Plan of Merger and other documents required to effect the Merger pursuant to the Cayman Companies Law). Each of Parent and Merger Sub has duly executed and delivered this Agreement and, assuming the due authorization, execution and delivery by the Company, this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms except, in each case, as enforcement may be limited by bankruptcy, insolvency, reorganization or similar Laws affecting creditors’ rights generally and by general principles of equity.

(b) No “fair price”, “moratorium”, “control share acquisition” or other similar antitakeover statute or similar statute or regulation applies with respect to this Agreement, the Merger or any of the other transactions contemplated by this Agreement.

Section 3.03 No Conflicts; Consents.

(a) The execution and delivery by each of Parent and Merger Sub of this Agreement does not, and the performance by each of Parent and Merger Sub of its obligations hereunder and the consummation of the Merger and the other transactions contemplated by this Agreement will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation, any obligation to make an offer to purchase or redeem any Indebtedness or share capital or any loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of Parent or Merger Sub under, any

7

provision of (i) the governing or organizational documents of Parent or Merger Sub, (ii) any contract, lease, license, indenture, note, bond, agreement, understanding, undertaking, concession, franchise or other instrument (in each case, to the extent legally binding on the parties thereto) (a “Contract”) to which either Parent or Merger Sub is a party or by which any of their respective properties or assets is bound or (iii) subject to the filings and other matters referred to in Section 3.03(b), any judgment, injunction, ruling, award, order or decree (“Judgment”) or statute, law (including common law), ordinance, rule, code or regulation (“Law”), in each case, applicable to Parent or Merger Sub or their respective properties or assets, other than, in the case of clauses (ii) and (iii) above, any matters that, individually or in the aggregate, have not had a Parent Material Adverse Effect.

(b) No governmental franchises, licenses, permits, authorizations, variances, exemptions, registrations, certificates, orders and approvals (each a “Permit” and collectively, the “Permits”), consent, approval, clearance, waiver or order (collectively, with the Permits, the “Consents” and each, a “Consent”) of or from, or registration, declaration, notice or filing made to or with, any federal, national, state, provincial or local, whether domestic, foreign or supranational government or any court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality, whether domestic, foreign or supranational (a “Governmental Entity”), is required to be obtained or made by or with respect to Parent or Merger Sub in connection with the execution and delivery of this Agreement or its performance of its obligations hereunder or the consummation of the Merger and the other transactions contemplated by this Agreement, other than (i) (A) the filing with the SEC of the Proxy Statement in definitive form, and (B) the filing with the SEC of such reports under, and such other compliance with, the Exchange Act and the Securities Act, and the rules and regulations thereunder, as may be required in connection with this Agreement, the Merger and the other transactions contemplated by this Agreement, (ii) the filing of the Cayman Plan of Merger and other documents required to effect the Merger pursuant to the Cayman Companies Law with the Registrar of Companies of the Cayman Islands and appropriate documents with the relevant authorities of the other jurisdictions in which Parent and the Company are qualified to do business, (iii) compliance with the NYSE and NASDAQ rules and regulations and (iv) such other matters that, individually or in the aggregate, have not had a Parent Material Adverse Effect.

Section 3.04 Information Supplied. None of the information supplied or to be supplied in writing on behalf of Parent or Merger Sub expressly for inclusion or incorporation by reference in the Proxy Statement will, at the date the Proxy Statement is first mailed to the Company’s shareholders or at the time of the Company Shareholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. No representation is made by Parent or Merger Sub with respect to any statements made or incorporated by reference in the Proxy Statement, other than information supplied in writing on behalf of Parent or Merger Sub expressly for inclusion or incorporation by reference therein.

Section 3.05 Litigation. There is no suit, action, arbitration or other proceeding pending or, to the Knowledge of Parent, threatened, against Parent or Merger Sub, in each case, as of the date of this Agreement, that, individually or in the aggregate, has had a Parent Material

8

Adverse Effect, nor is there any Judgment outstanding against or, investigation by any Governmental Entity pending or, to the Knowledge of the Parent, threatened, involving Parent or Merger Sub that, individually or in the aggregate, has had a Parent Material Adverse Effect.

Section 3.06 Brokers’ Fees and Expenses. No broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the Merger or any of the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent or Merger Sub.

Section 3.07 Merger Sub. Parent (or a direct or indirect wholly owned Subsidiary of Parent) is the sole shareholder of Merger Sub. Since its date of incorporation, Merger Sub has not carried on any business nor conducted any operations other than the execution of this Agreement, the performance of its obligations hereunder and matters ancillary thereto.

Section 3.08 No Other Representations or Warranties. Except for the representations and warranties contained in this Article III or in any certificate delivered by Parent or Merger Sub to the Company in accordance with the terms hereof, the Company acknowledges that none of Parent, Merger Sub or any other Person on behalf of Parent makes any other express or implied representation or warranty in connection with the transactions contemplated by this Agreement.

ARTICLE IV

Representations and Warranties of the Company

The Company represents and warrants to Parent and Merger Sub that the statements contained in this Article IV are true and correct except (i) as set forth in all certificates, reports, forms, statements and other documents (including any amendments, exhibits, schedules and other information incorporated therein) required to be furnished or filed by the Company with the SEC since January 1, 2013 (such documents, together with any documents furnished or filed with the SEC during such period by the Company, but excluding the Proxy Statement, being collectively referred to as the “Company SEC Documents”) (including any amendments thereto) filed and publicly available after January 1, 2014 and prior to the date of this Agreement (the “Filed Company SEC Documents”) (provided that nothing disclosed in such Filed Company SEC Documents shall be deemed to be a qualification of or modification to the representations and warranties set forth in Section 4.01, 4.02, 4.03, 4.04, 4.05 and 4.14 excluding any disclosures in the Filed Company SEC Documents under the headings “Risk Factors” or “Forward-Looking Statements” or any other disclosures or risks therein to the extent that such disclosures are similarly cautionary, non-specific, predictive or forward-looking in nature, or (ii) as set forth in the disclosure letter delivered by the Company to Parent at or before the execution and delivery by the Company of this Agreement (the “Company Disclosure Letter”). The Company Disclosure Letter shall be arranged in numbered and lettered sections corresponding to the numbered and lettered sections contained in this Article IV and the disclosure in any section shall be deemed to qualify any other section in this Article IV to the extent that it is reasonably apparent from the text of such disclosures that such disclosure also qualifies or applies to such other section.

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Section 4.01 Organization, Standing and Power. The Company is duly organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the laws of the jurisdiction in which it is organized (in the case of good standing, to the extent such jurisdiction recognizes such concept), except, in the case of the Company Subsidiaries where the failure to be so organized, exist or be in good standing, has not had, individually or in the aggregate, a Company Material Adverse Effect. The Company has all requisite power and authority to conduct its businesses as presently conducted, except where the failure to have such power or authority, individually or in the aggregate, has not had a Company Material Adverse Effect. The Company is duly qualified or licensed to do business in each jurisdiction where the nature of its business or the ownership or leasing of its properties make such qualification necessary, other than in such jurisdictions where the failure to be so qualified or licensed has not had, individually or in the aggregate, a Company Material Adverse Effect. The Company has made available to Parent, prior to execution of this Agreement, true and complete copies of (a) the Amended and Restated Memorandum of Association of the Company in effect as of the date of this Agreement (the “Company Memorandum”) and (b) the Amended and Restated Articles of Association of the Company in effect as of the date of this Agreement (the “Company Articles”). The Company is not in violation of the Company Memorandum or Company Articles.

Section 4.02 No Company Subsidiaries. The Company does not own, directly or indirectly, any share capital or voting securities of, or other equity interests in, or any interest convertible into or exchangeable or exercisable for, any share capital or voting securities of, or other equity interests in, any firm, corporation, partnership, company, limited liability company, trust, joint venture, association or other entity.

Section 4.03 Capital Structure.

(a) The authorized share capital of the Company consists of 200,000,000 Company Shares. At the close of business on April 3, 2015, 71,016,771 Company Shares were issued and outstanding. Except as set forth in this Section 4.03(a), at the close of business on April 3, 2015, no share capital or voting securities of, or other equity interests in, the Company were issued, reserved for issuance or outstanding. From the close of business on April 3, 2015 to the date of this Agreement, there have been no issuances by the Company of share capital or voting securities of, or other equity interests in, the Company. Except as set forth in Section 4.03(a) of the Company Disclosure Letter, there is no secured Indebtedness of the Company outstanding that would give rise to a consent right of a secured creditor under the Cayman Companies Law.

(b) All outstanding Company Shares are, duly authorized, validly issued, fully paid and nonassessable and not subject to, or issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the Cayman Companies Law, the Company Articles or any Contract to which the Company is a party or otherwise bound. All grants of equity awards or other rights with respect to Company Shares to current or former directors, officers, employees, agents or consultants of the Company have been made in accordance with the terms of the Company’s 2013 Equity Incentive Plan and award agreements thereunder and any policy of the Company or the Board of Directors of the Company (the “Company Board”) (including any committee

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thereof), the Exchange Act and all other applicable Laws, including the rules of NASDAQ, relating to the grant of such awards or rights. Except as set forth above in this Section 4.03, there are not issued, reserved for issuance or outstanding, and there are not any outstanding obligations of the Company to issue, deliver or sell, or cause to be issued, delivered or sold, (x) any share capital or voting securities of, or other equity interests in, the Company or any securities of the Company convertible into or exchangeable or exercisable for shares of share capital or voting securities of, or other equity interests in, the Company, (y) any warrants, calls, options or other rights to acquire from the Company, or any other obligation of the Company to issue, deliver or sell, or cause to be issued, delivered or sold, any share capital or voting securities of, or other equity interests in, the Company or (z) any rights issued by or other obligations of the Company that are linked in any way to the price of any class of Company share capital or any shares of share capital or voting securities of, or other equity interests in, the Company, the value of the Company, any part of the Company or any dividends or other distributions declared or paid on any share capital or voting securities of, or other equity interests in, the Company. Except for acquisitions, or deemed acquisitions, of Company Shares, there are not any outstanding obligations of the Company to repurchase, redeem or otherwise acquire any shares of share capital or voting securities or other equity interests of the Company or any securities, interests, warrants, calls, options or other rights referred to in clause (x), (y) or (z) of the immediately preceding sentence. There are no debentures, bonds, notes or other Indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which the Company’s shareholders may vote (“Company Voting Debt”). The Company is not a party to any voting agreement with respect to the voting of any share capital or voting securities of, or other equity interests in, the Company. The Company is not a party to any agreement pursuant to which any Person is entitled to elect, designate or nominate any director of the Company.

Section 4.04 Authority; Execution and Delivery; Enforceability.

(a) The Company has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the Merger and the other transactions contemplated by this Agreement, subject, in the case of the Merger, to the affirmative vote of shareholders representing two-thirds or more of the voting power of the Company Shares present and voting in person or by proxy at the Company Shareholders Meeting (the “Company Shareholder Approval”). The Company Board has adopted resolutions, by unanimous vote of the directors present at a meeting duly called at which a quorum of directors of the Company was present, (i) approving the execution, delivery and performance of this Agreement and the Cayman Plan of Merger, (ii) determining that entering into this Agreement and the Cayman Plan of Merger is in the best interests of the Company and its shareholders, (iii) declaring this Agreement and the Cayman Plan of Merger advisable and (iv) recommending that the Company’s shareholders adopt this Agreement and the Cayman Plan of Merger and directing that this Agreement and the Cayman Plan of Merger be submitted to the Company’s shareholders for adoption at a duly held meeting of such shareholders for such purpose (the “Company Shareholders Meeting”). As of the date of this Agreement, such resolutions have not been amended or withdrawn. Except for the Company Shareholder Approval, no other corporate action on the part of the Company is necessary to authorize or adopt this Agreement or to consummate the Merger and the other transactions contemplated by this Agreement (except for the filing of the Cayman Plan of Merger and other documents

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required to effect the Merger pursuant to the Cayman Companies Law). The Company has duly executed and delivered this Agreement, and, assuming the due authorization, execution and delivery by Parent and Merger Sub, this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar Laws affecting creditors’ rights generally and by general principles of equity.

(b) No “fair price”, “moratorium”, “control share acquisition” or other similar antitakeover statute or similar statute or regulation applies with respect to this Agreement, the Merger or any of the other transactions contemplated by this Agreement. There are no rights plans, anti-takeover plans or other Contracts or understandings to which the Company is a party or by which the Company is bound with respect to their respective equity securities.

Section 4.05 No Conflicts; Consents.

(a) The execution and delivery by the Company of this Agreement does not, and the performance by it of its obligations hereunder and the consummation of the Merger and the other transactions contemplated by this Agreement will not, conflict with, or result in any violation of or default, facility early amortization event or target amortization event (in any case, with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation, amortization or acceleration of any obligation, any obligation to make an offer to purchase or redeem any Indebtedness or share capital or any loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of the Company, any provision of (i) the Company Articles (assuming that the Company Shareholder Approval is obtained), (ii) any Contract to which the Company is a party or by which any of its respective properties or assets is bound or any Company Permit or (iii) subject to the filings and other matters referred to in Section 4.05(b) any Judgment or Law, in each case, applicable to the Company or its respective properties or assets (assuming that the Company Shareholder Approval is obtained), other than, in the case of clauses (ii) and (iii) above, any matters that, individually or in the aggregate, have not had a Company Material Adverse Effect.

(b) No Consent of or from, or registration, declaration, notice or filing made to or with any Governmental Entity is required to be obtained or made by or with respect to the Company in connection with the execution and delivery of this Agreement or its performance of its obligations hereunder or the consummation of the Merger and the other transactions contemplated by this Agreement, other than (i) (A) the filing with the SEC of the Proxy Statement in preliminary and definitive forms, and (B) the filing with the SEC of such reports under, and such other compliance with, the Exchange Act and the Securities Act, and the rules and regulations thereunder, as may be required in connection with this Agreement, the Merger and the other transactions contemplated by this Agreement (including the requirement under the Exchange Act for the shareholders of the Company to approve or disapprove, on an advisory basis, certain compensation that may become payable to the Company’s named executive officers in connection with the completion of the Merger), (ii) the filing of the Cayman Plan of Merger and other documents required to effect the Merger pursuant to the Cayman Companies Law with the Registrar of Companies of the Cayman Islands and appropriate documents with the relevant authorities of the other jurisdictions in which Parent and the

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Company are qualified to do business, (iii) compliance with the NYSE and NASDAQ rules and regulations; and (iv) such other matters that, individually or in the aggregate, have not had a Company Material Adverse Effect.

Section 4.06 SEC Documents; Undisclosed Liabilities.

(a) The Company has furnished or filed all Company SEC Documents. As of the date of this Agreement, there are no outstanding or unresolved comments in comment letters received from the SEC with respect to the Company SEC Documents.

(b) Each Company SEC Document (i) at the time filed, complied or, if not yet filed, will comply in all material respects with the requirements of SOX and the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Company SEC Document and (ii) did not at the time it was filed (or if amended or superseded by a filing or amendment prior to the date of this Agreement, then at the time of such filing or amendment) contain or, if not yet filed, will not contain, any untrue statement of a material fact or not omit or, if not yet filed, will not omit, to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the consolidated financial statements (including all related notes) of the Company included in the Company SEC Documents complied or, if not yet filed, will comply at the time it was filed as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, was prepared or, if not yet filed, will be prepared, in accordance with United States generally accepted accounting principles (“GAAP”) (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC or other rules and regulations of the SEC) applied on a consistent basis during the periods involved (except (i) as may be indicated in the notes thereto or (ii) as permitted by Regulation S-X) and fairly presented or, if not yet filed, will fairly present, in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations, cash flows and changes in equity for the periods shown (subject, in the case of unaudited statements, to normal year-end audit adjustments not material in amount).

(c) Except (i) as reflected or reserved against in the Company’s consolidated unaudited balance sheet as of September 30, 2014 (or the notes thereto) included in the Filed Company SEC Documents, (ii) for liabilities and obligations incurred in connection with or expressly contemplated by this Agreement, (iii) for liabilities and obligations that have been incurred in the ordinary course of business since September 30, 2014 and (iv) for liabilities and obligations that have been discharged or paid in full in the ordinary course of business, none of the Company or any Company Subsidiary has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise), that individually or in the aggregate, have had a Company Material Adverse Effect.

(d) Each of the principal executive officer of the Company and the principal financial officer of the Company (or each former principal executive officer of the Company and each former principal financial officer of the Company, as applicable) has made all applicable certifications required by Rule 13a-14 or 15d-14 under the Exchange Act and Sections 302 and 906 of SOX with respect to the Company SEC Documents, and the statements

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contained in such certifications are true and accurate as of the date of such certifications. None of the Company or any of the Company Subsidiaries has outstanding, or has arranged any outstanding, “extensions of credit” to directors or executive officers within the meaning of Section 402 of SOX.

(e) The Company maintains a system of “internal control over financial reporting” (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) sufficient to provide reasonable assurance (i) that transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP consistently applied, (ii) that transactions are executed only in accordance with the authorization of management and (iii) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of the Company’s properties or assets.

(f) The “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) utilized by the Company are reasonably designed to ensure that material information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that all such information required to be disclosed is accumulated and communicated to the management of the Company, as appropriate, to allow timely decisions regarding required disclosure and to enable the chief executive officer and chief financial officer of the Company to make the certifications required under the Exchange Act with respect to such reports.

(g) The Company is not a party to, or has any commitment to become a party to, any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K under the Exchange Act), where the result, purpose or intended effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any of the Company Subsidiaries in the Company’s or such Company Subsidiary’s published financial statements or other Company SEC Documents.

(h) The Company has disclosed, based on the most recent evaluation of its principal executive officer and its principal financial officer prior to the date of this Agreement, to the Company’s auditors and the audit committee of the Company Board (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which could reasonably be expected to adversely affect the Company’s ability to record, process, summarize and report financial information in any material respect and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

Section 4.07 Information Supplied. The Proxy Statement will, at the date the Proxy Statement is first mailed to the Company’s shareholders and at the time of the Company Shareholders Meeting, not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder. No representation is made by the Company with respect to

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statements made or incorporated by reference therein based on written information supplied by Parent or Merger Sub expressly for inclusion or incorporation by reference therein.

Section 4.08 Intentionally Omitted.

Section 4.09 Litigation.

(a) There is no litigation, suit, action, arbitration or other proceeding pending as of the date of this Agreement or, to the Knowledge of the Company, threatened as of the date of this Agreement, against the Company or, to the Knowledge of the Company, Ocwen or any Subsidiary of Ocwen or any of their respective or any of its properties, assets, directors, officers or employees that, individually or in the aggregate, has had a Company Material Adverse Effect, nor is there any Judgment outstanding against or investigation by any Governmental Entity pending as of the date of this Agreement or, to the Knowledge of the Company, threatened involving, the Company or, to the Knowledge of the Company, Ocwen or any Subsidiary of Ocwen or any of their respective properties, assets, directors, officers or employees that, individually or in the aggregate, has had a Company Material Adverse Effect.

(b) Section 4.09(b) of the Company Disclosure Letter sets forth, as of the date of this Agreement, a true, correct and complete list of each litigation, suit, action, arbitration, other proceeding and Judgment that (i) resulted in any criminal sanctions to the Company, (ii) within the last three years resulted in a Judgment requiring payments in excess of $500,000, in each case by or against the Company or, in their capacity as such, any of their respective officers, directors or employees, or (iii) imposed any injunctive relief with respect to, or that has required the Company to alter, its business practices.

Section 4.10 Compliance with Applicable Laws.

(a) (i) Except as would not reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole, none of the Company, any Company Subsidiary or their respective Affiliates or (ii) to the Knowledge of the Company, except as would not reasonably be expected to have a Company Material Adverse Effect, no service provider acting on behalf of the foregoing, Ocwen or any Subsidiary of Ocwen, in each case, is or has during the past three (3) years until the date of this Agreement, been in conflict with, in default with respect to or in violation of any Law applicable to such Persons or by which any property or asset of such Persons is bound, nor has the Company or any Company Subsidiary received, any written notice from any Governmental Entity with respect to the Company or any Company Subsidiary that (A) alleges or relates to any material violation or noncompliance (or that any of such Persons is under investigation or the subject of an inquiry by any such Governmental Entity for such alleged material violation or noncompliance by such Persons) with any applicable Law or (B) would be reasonably likely to result in a material fine, assessment or cease and desist order, or the suspension, revocation or material limitation or restriction of any permit. Except as would not reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole, neither the Company nor any Company Subsidiary nor, to the Knowledge of the Company, to the extent reasonably related to the business, operations or activities of the Company or any Company Subsidiary, Ocwen or any Subsidiary of Ocwen, in each case, has, during the past three (3) years until the date of this

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Agreement, entered into any agreement or settlement with any Governmental Entity with respect to its noncompliance with, or violation of, any applicable Law.

(b) Since January 1, 2012, (i) none of the Company or any officer, director, or, to the Knowledge of the Company, employee of the Company or any of their respective agents or representatives (A) has directly or indirectly offered, promised or made any contribution, gift, bribe, rebate, payoff, influence payment, kickback or other payment in respect of the Company to any Person, private or public, regardless of what form, (B) is or has otherwise been in violation of any applicable anti-bribery, anti-corruption or similar Laws, including the U.S. Foreign Corrupt Practices Act of 1977 (15 U.S. Code Section 78dd-1, et seq.) and the UK Bribery Act 2010 except as would not reasonably be expected to be material to the Company, taken as a whole or (C) has received any notice from, or voluntarily provided any notice to, a Governmental Entity with respect to or otherwise affecting the Company that alleges any of the foregoing; and (ii) the Company has complied and is in compliance in all material respects with applicable provisions of the U.S. export, anti-boycott, and sanctions laws, and regulations implemented thereunder.

Section 4.11 Contracts. Except as set forth on Section 4.11 of the Company Disclosure Letter, as of the date of this Agreement, the Company is not a party to any Contract.

Section 4.12 Affiliated Transactions.

(a) As of the date of this Agreement, no Related Person is a party to any Contract with or binding upon the Company or any of their respective properties or assets or has any material interest in any property used by the Company.

(b) A “Related Person” shall mean (i) each present or former director, officer, shareholder, partner, member or employee of the Company or any Affiliate of the Company, other than Parent or any of its Affiliates and (ii) each of Ocwen and Altisource and their respective Representatives.

Section 4.13 Investment Company Act of 1940. The Company is not required to be registered as an “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Section 4.14 Brokers’ Fees and Expenses. No broker, investment banker, financial advisor or other Person, other than CitiGroup Global Markets Inc. (the “Company Financial Advisor”), the fees and expenses of which will be paid by the Company, is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the Merger or any of the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company. Section 4.14 of the Company Disclosure Letter sets forth, as of the date of this Agreement, the Company’s good faith estimate of the out-of-pocket fees and expenses it will incur to its financial, legal and other advisors in connection with this Agreement and the transactions contemplated hereby.

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ARTICLE V

Covenants

Section 5.01 Covenant Not to Conduct Business. Except for matters expressly required by this Agreement, or with the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed), from the date of this Agreement to the Effective Time, the Company shall not conduct any business except (i) as required by applicable Law, (ii) as expressly required by the Plan of Complete Liquidation and Dissolution (as defined in the Share and Asset Purchase Agreement) in all cases in a manner consistent with the Services Agreement (as defined in the Share and Asset Purchase Agreement), or (iii) as may be required to comply with its obligations pursuant to the Share and Asset Purchase Agreement, the Services Agreement (as defined in the Share and Asset Purchase Agreement) and the Registration Rights Agreement (as defined in the Share and Asset Purchase Agreement). Without limiting the foregoing, in no event shall the Company make any dividend or distribution other than as expressly set forth in the Plan of Complete Liquidation and Dissolution. The Company agrees and acknowledges that any Critical Covenant Breach (as defined in the Share and Asset Purchase Agreement) shall be deemed to be a material breach of this Section 5.01.

ARTICLE VI

Additional Agreements

Section 6.01 Preparation of the Proxy Statement; Company Shareholders Meeting.

(a) As promptly as reasonably practicable following the date of this Agreement (but in no event later than twenty (20) Business Days after the date of this Agreement), the Company shall, in consultation with Parent, prepare and cause to be filed with the SEC a proxy statement to be sent to the Company’s shareholders relating to the Company Shareholders Meeting (together with any amendments or supplements thereto and the letter to shareholders, notice of meeting, and form of proxy and any other document incorporated or related therein, the “Proxy Statement”). Parent shall furnish all information concerning Parent and its Affiliates to the Company as is customarily included in a proxy statement prepared in connection with transactions of the type contemplated by this Agreement or as otherwise requested by the SEC or required by Law, and provide such other assistance, as may be reasonably requested in connection with the preparation, filing and distribution of the Proxy Statement, and the Proxy Statement shall include all information reasonably requested by the Company to be included therein that is customarily included in a proxy statement prepared in connection with transactions of the type contemplated by this Agreement or as otherwise requested by the SEC or required by Law. The Company shall promptly notify Parent upon the receipt of any written or oral comments from the SEC or any written or oral request from the SEC for amendments or supplements to the Proxy Statement and shall provide Parent with copies of all correspondence between the Company and its Representatives, on the one hand, and the SEC, on the other hand. The Company shall use its reasonable best efforts to respond as promptly as reasonably practicable to any comments from the SEC with respect to the Proxy Statement and to cause the SEC as promptly as practicable to clear the final Proxy Statement for mailing to its shareholders. Notwithstanding the foregoing, prior to filing or mailing the Proxy

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Statement (or any amendment or supplement thereto) or responding to any comments of the SEC with respect thereto, the Company (A) shall provide Parent a reasonable opportunity to review and comment on the Proxy Statement or response (including the proposed filed version of the Proxy Statement or response) and (B) shall include in such filing of the Proxy Statement or response all comments reasonably proposed by Parent.

(b) If prior to the Effective Time any change occurs with respect to information supplied by Parent expressly for inclusion in the Proxy Statement, which is required to be described in an amendment of, or a supplement to, the Proxy Statement, Parent shall promptly notify the Company of such event, and Parent and the Company shall cooperate in the prompt filing with the SEC of any necessary amendment or supplement to the Proxy Statement, and as required by Law, in disseminating the information contained in such amendment or supplement to the Company’s shareholders. Nothing in this Section 6.01(b) shall limit the obligations of any party under Section 6.01(a).

(c) If prior to the Effective Time any event occurs with respect to the Company or any change occurs with respect to any information in the Proxy Statement (other than the information contemplated by Section 6.01(b)), which is required to be described in an amendment of, or a supplement to, the Proxy Statement, the Company shall promptly notify Parent of such event, and the Company shall as promptly as practicable file any necessary amendment or supplement to the Proxy Statement with the SEC and, as required by Law, disseminate the information contained in such amendment or supplement to the Company’s shareholders. Nothing in this Section 6.01(c) shall limit the obligations of any party under Section 6.01(a).

(d) The Company shall, as promptly as practicable after the SEC clears the Proxy Statement (but in any event within twenty-five (25) Business Days thereafter), duly call, give notice of, convene and hold the Company Shareholders Meeting (with the record date and meeting date to be selected after reasonable consultation with Parent) for the sole purpose of (i) seeking the Company Shareholder Approval; and (ii) in accordance with Section 14A of the Exchange Act and the applicable SEC rules issued thereunder, seeking advisory approval of a proposal to the Company’s shareholders for a non-binding, advisory vote to approve certain compensation that may become payable to the Company’s named executive officers in connection with the completion of the Merger. The Company shall use its reasonable best efforts to (i) cause the Proxy Statement to be mailed to the Company’s shareholders and to hold the Company Shareholders Meeting, as soon as practicable after the SEC clears the Proxy Statement and (ii) solicit the Company Shareholder Approval. The Company shall, through the Company Board, recommend to its shareholders that they give the Company Shareholder Approval (the “Company Recommendation”) and shall include such recommendation in the Proxy Statement. With the prior written consent of Parent (which shall not be unreasonably withheld, conditioned or delayed), prior to the date for which the Company Shareholders Meeting is scheduled, the Company may (on not more than one (1) occasion) change, postpone or adjourn the date for which the Company Shareholders Meeting is scheduled, or change the record date for the Company Shareholders Meeting, provided, that the Company in good faith believes that such change, postponement or adjournment would reasonably be expected to increase the likelihood of obtaining the Company Shareholder Approval. If, on the date for which the Company Shareholders Meeting is scheduled, the Company has not received proxies

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representing a sufficient number of votes to obtain the Company Shareholder Approval or to obtain a quorum for the Company Shareholders Meeting, Parent may cause the Company to, and the Company (with the prior written consent of Parent which shall not be unreasonably withheld, conditioned or delayed) may postpone or adjourn the Company Shareholders Meeting for a period not to exceed ninety (90) days, and in no event past the End Date, in order to seek to obtain the Company Shareholder Approval.

(e) Promptly following the execution of this Agreement, the Company shall, in accordance with the Cayman Companies Law, take all actions reasonably necessary to postpone its annual general meeting of shareholders with a view to convening such meeting following the Closing Date.

Section 6.02 Access to Information; Confidentiality. Subject to applicable Law, the Company shall afford to Parent and to the Representatives of Parent reasonable access, upon reasonable advance notice, during the period prior to the Effective Time, to all their respective properties, books, contracts, commitments and records; provided, however, that the Company shall not be required to permit such access or make such disclosure, to the extent it determines, after consultation with outside counsel, that such disclosure or access would reasonably be likely to (i) result in the loss of any attorney-client privilege (provided that the Company shall use its reasonable best efforts to allow for such access or disclosure (or as much of it as possible) in a manner that does not result in a loss of attorney-client privilege) or (ii) violate any Law (provided that the Company shall use its reasonable best efforts to provide such access or make such disclosure in a manner that does not violate Law). If any material is withheld by the Company pursuant to the proviso to the preceding sentence, the Company shall inform Parent as to the general nature of what is being withheld. Notwithstanding anything contained in this Agreement to the contrary, the Company shall not be required to provide any access or make any disclosure to Parent pursuant to this Section 6.02 to the extent such access or information is reasonably pertinent to a litigation where the Company or any of its Affiliates, on the one hand, and Parent or any of its Affiliates, on the other hand, are adverse parties. All information exchanged pursuant to this Section 6.02 shall be subject to the confidentiality agreement, dated as of January 30, 2015, between Parent and the Company (the “Confidentiality Agreement”).

Section 6.03 Efforts to Consummate. Subject to the terms and conditions herein provided, each of Parent and the Company shall use their respective reasonable best efforts to promptly take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under this Agreement and applicable Laws to consummate and make effective as promptly as practicable after the date of this Agreement the transactions contemplated by this Agreement including (i) preparing as promptly as practicable all necessary applications, notices, petitions, filings, ruling requests, and other documents and to obtain as promptly as practicable all Consents necessary or advisable to be obtained from any Governmental Entity in order to consummate the transactions contemplated by this Agreement (collectively, the “Governmental Approvals”), (ii) as promptly as practicable taking all steps as may be necessary to obtain all such Governmental Approvals, (iii) the obtaining of all other necessary Consents from third parties, and (iv) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the Merger and the other transactions contemplated by this Agreement; provided that (x) no party shall be required to pay (and the Company and its Subsidiaries shall

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not pay or agree to pay without the prior written consent of Parent) any fee, penalty or other consideration to any third party for any Consent required for the consummation of the transactions contemplated by this Agreement under any Contract and (y) the consent of Parent shall be required with respect to any amendment or modification to any Contract in connection with obtaining any such Consent that is adverse in any material respect to Parent or the Company or any Company Subsidiary.

Section 6.04 Indemnification, Exculpation and Insurance.

(a) Parent agrees that all rights to indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time now existing in favor of the current or former directors, officers or employees of the Company and the Company Subsidiaries as provided in their respective certificates of incorporation or by-laws (or comparable organizational documents) and any indemnification or other similar agreements of the Company or any of the Company Subsidiaries, in each case as in effect on the date of this Agreement, shall continue in full force and effect in accordance with their terms. From and after the Effective Time, each of Parent and the Surviving Company agrees that it will indemnify and hold harmless each individual who is as of the date of this Agreement, or who becomes prior to the Effective Time, a director or officer of the Company or any of the Company Subsidiaries or who is as of the date of this Agreement, or who thereafter commences prior to the Effective Time, serving at the request of the Company or any of the Company Subsidiaries as a director or officer of another Person (the “Company Indemnified Parties”), against all claims, losses, liabilities, damages, judgments, inquiries, fines and reasonable fees, costs and expenses, including attorneys’ fees and disbursements, incurred in connection with any claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including with respect to matters existing or occurring at or prior to the Effective Time (including this Agreement and the transactions and actions contemplated hereby)), arising out of or pertaining to the fact that the Company Indemnified Party is or was an officer or director of the Company or any Company Subsidiary or is or was serving at the request of the Company or any Company Subsidiary as a director or officer of another Person, whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent permitted under applicable Law. In the event of any such claim, action, suit or proceeding, each Company Indemnified Party will be entitled to advancement of expenses incurred in the defense of any such claim, action, suit or proceeding from the Surviving Company within ten (10) Business Days of receipt by the Surviving Company from the Company Indemnified Party of a request therefor; provided that any person to whom expenses are advanced provides an undertaking, if and only to the extent required by the Cayman Companies Law or the Articles of Association or the Memorandum of Association of the Surviving Company, to repay such advances if it is ultimately determined by final adjudication that such person is not entitled to indemnification. Without limiting the foregoing, in the event that any claim is brought against any Company Indemnified Party, (x) Parent shall have the right to assume or direct any of its Subsidiaries to assume the defense thereof with legal counsel of Parent’s choosing, and if Parent shall assume or direct any of its Subsidiaries to assume the defense, then Parent or such Subsidiary, as applicable, shall not be liable to such Company Indemnified Party for any legal expenses of other counsel or any expenses subsequently incurred by such Company Indemnified Party in connection with the defense thereof; provided, however, that such Company Indemnified Party may employ counsel of its own choosing, and Parent or such Subsidiary, as applicable, shall

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advance to such Company Indemnified Party reasonable legal expenses of such counsel, if (i) Parent does not timely assume the defense thereof or (ii) under applicable standards of professional conduct, there is an actual or potential conflict of interest between the legal defenses for Parent (or the Subsidiary) and those for the Company Indemnified Party in the conduct of the defense of an action; (y) the Company Indemnified Party shall cooperate with Parent or such Subsidiary, as applicable, in the defense of any such matter; and (z) Parent or such Subsidiary, as applicable, shall not be liable for any settlement of any claim effected without its written consent (such consent not to be unreasonably withheld).

(b) In the event that the Surviving Company or any of its successors or assigns (i) consolidates with or merges into any other Person and is not the continuing or surviving company or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, the Surviving Company shall cause proper provision to be made so that the successors and assigns of the Surviving Company assume the obligations set forth in this Section 6.04(b).

(c) The provisions of this Section 6.04 (i) shall survive consummation of the Merger, (ii) are intended to be for the benefit of, and will be enforceable by, each indemnified or insured party (including the Company Indemnified Parties), his or her heirs and his or her representatives, and (iii) are in addition to, and not in substitution for, any other rights to insurance indemnification or contribution that any such Person may have by contract or otherwise.

(d) For the avoidance of doubt, notwithstanding that the Company Indemnified Parties may be entitled to indemnification pursuant to one or more provisions under this Agreement, the Share and Asset Purchase Agreement or otherwise, in no event shall any such Company Indemnified Party be entitled to be recover more than once in respect of the same claims, losses, liabilities, damages, judgments, inquiries, fines, fees, cost or expenses.

Section 6.05 Section 16 Matters. Prior to the Effective Time, the Company and Merger Sub each shall take all such steps as may be required to cause any dispositions of Company Shares (including derivative securities with respect to Company Shares) resulting from the Merger and the other transactions contemplated by this Agreement by each individual who will be subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company immediately prior to the Effective Time to be exempt under Rule 16b-3 promulgated under the Exchange Act.

Section 6.06 Public Announcements. Except with respect to any dispute regarding this Agreement or the transactions contemplated hereby, Parent and the Company shall consult with each other before issuing, and give each other the opportunity to review and comment upon, any press release or other public statements with respect to the transactions contemplated by this Agreement, including the Merger, and shall not issue any such press release or make any such public statement prior to such consultation, except as such party may reasonably conclude, after consultation with legal counsel, is required by applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchange or national securities quotation system (in which case the disclosing party shall consult with the other party in advance of such disclosure to the extent practicable under the circumstances). The Company and Parent

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agree that the initial press release to be issued with respect to the transactions contemplated by this Agreement shall be in the form heretofore agreed to by the parties. Nothing in this Section 6.06 shall limit the ability of any party hereto to make additional disclosures that are consistent in all but de minimis respects with the prior public disclosures regarding the transactions contemplated by this Agreement.

Section 6.07 Merger Sub and Parent Subsidiaries. Parent shall cause each of Merger Sub and any other applicable Subsidiary of Parent to comply with and perform all of its obligations under or relating to this Agreement, including in the case of Merger Sub to consummate the Merger on the terms and conditions set forth in this Agreement.

Section 6.08 Takeover Statute; Rights Agreement. If any “fair price,” “moratorium,” “control share acquisition,” “interested shareholder,” “business combination” or other form of antitakeover statute or regulation shall or may become applicable to the transactions contemplated herein, the Company Board shall grant such approvals and take such actions as are reasonably necessary so that the transactions contemplated herein may be consummated as promptly as practicable on the terms contemplated herein and otherwise act to eliminate or, if not possible to eliminate, minimize the effects of such statute or regulation on the transactions contemplated herein.

Section 6.09 Director Resignation. At the written request of Parent prior to the Closing, the Company shall use reasonable best efforts to obtain the resignation of the members of the Company Board specified in such request by Parent who are in office immediately prior to the Effective Time, which resignations shall be effective at, and contingent upon the occurrence of, the Effective Time.

Section 6.10 NASDAQ Delisting. Each of the Company and Parent shall take such actions reasonably required to cause the Company Shares to be de-listed from the NASDAQ and de-registered under the Exchange Act as soon as practicable following the Effective Time (unless such parties mutually agree to an earlier date).

Section 6.11 Litigation; Other Matters.

(a) Parent shall (i) defend and assume control over and bear all responsibility in respect of any litigation, suit, action, claim, demand, investigation or other proceedings, and any settlement or compromise thereof against the Company and/or any of its respective officers or directors, including any litigation, suit, action, claim, demand, investigation or other proceedings by any shareholder of the Company (on its own behalf or on behalf of the Company) (“Litigation”), (ii) keep the Company reasonably informed regarding any Litigation and (iii) reasonably consult with the Company regarding the defense and any settlement or compromise of any Litigation and reasonably consider the Company’s views with respect to any Litigation.

(b) The Company shall (a) give prompt written notice to Parent of any material written communications (and shall deliver copies thereof) received from, or delivered to, any shareholders of the Company or any Related Person (in each case, other than any

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director, officer or employee of the Company) or the Company’s auditors or any Governmental Entity and (b) reasonably consult with the Parent in connection with the foregoing.

Section 6.12 Company Plan Terminations. Prior to the Closing Date, the Company will (i) terminate the Company’s 2013 Equity Incentive Plan and (ii) take all actions it deems reasonably necessary to provide for the settlement of each award granted under the Company’s 2013 Equity Incentive Plan that remains outstanding as of immediately prior to the Effective Time without the payment of any consideration in respect thereof, in each case effective no later than immediately prior to the Effective Time.

ARTICLE VII

Conditions Precedent

Section 7.01 Conditions to Each Party’s Obligation to Effect the Merger. The respective obligation of each party to effect the Merger is subject to the satisfaction or waiver at or prior to the Effective Time of the following conditions:

(a) Shareholder Approval. The Company Shareholder Approval shall have been obtained.

(b) No Legal Restraints. No applicable Law and no Judgment, preliminary, temporary or permanent, or other legal restraint or prohibition and no binding order, decree or determination by any Governmental Entity (collectively, the “Legal Restraints”) shall be in effect, and no suit, action or other proceeding shall have been instituted by any Governmental Entity and remain pending which is reasonably likely to result in a Legal Restraint, in each case, that prevents, makes illegal or prohibits the consummation of the Merger and the other transactions contemplated hereby.

Section 7.02 Conditions to Obligations of the Company. The obligations of the Company to consummate the Merger are further subject to the satisfaction or waiver at or prior to the Effective Time of the following conditions:

(a) Representations and Warranties. The representations and warranties of Parent and Merger Sub contained in this Agreement shall be true and correct (without giving effect to any limitation as to “materiality” or “Parent Material Adverse Effect” set forth therein) at and as of the date of this Agreement and at and as of the Closing Date as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except where the failure of such representations and warranties to be true and correct (without giving effect to any limitation as to “materiality” or “Parent Material Adverse Effect” set forth therein), individually or in the aggregate, has not had a Parent Material Adverse Effect.

(b) Performance of Obligations of Parent and Merger Sub. Parent and Merger Sub shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Closing Date.

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(c) Parent Certificate. Parent shall have delivered to the Company a certificate, dated as of the Closing Date and signed by its chief executive officer or chief financial officer, certifying to the effect that the conditions set forth in Sections 7.02(a) and 7.02(b) have been satisfied.

Section 7.03 Conditions to Obligation of Parent and Merger Sub. The obligations of Parent and Merger Sub to consummate the Merger are further subject to the satisfaction or waiver at or prior to the Effective Time of the following conditions:

(a) Representations and Warranties. (i) The representations and warranties of the Company contained in this Agreement (except for the representations and warranties contained in Section 4.03(a)) shall be true and correct (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” set forth therein) at and as of the date of this Agreement and at and as of the Closing Date as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except where the failure of such representations and warranties to be true and correct (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” set forth therein), individually or in the aggregate, has not had a Company Material Adverse Effect and (ii) the representations and warranties of the Company contained in Section 4.03(a) shall be true and correct at and as of the date of this Agreement and at and as of the Closing Date as if made at and as of such time, except for de minimis inaccuracies.

(b) Performance of Obligations of the Company. The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.

(c) No Company Material Adverse Effect. During the period from the date of this Agreement to the Closing Date, there shall not have occurred a Company Material Adverse Effect.

(d) Company Certificate. The Company shall have delivered to Parent a certificate, dated as of the Closing Date and signed by its Chief Executive Officer or Chief Financial Officer, certifying to the effect that the conditions set forth in Sections 7.03(a), 7.03(b) and 7.03(c) have been satisfied.

(e) Dissenting Shares. The aggregate number of Company Shares for which appraisal rights have been properly exercised as set forth in Section 2.03 and not withdrawn shall not exceed, as of the time immediately prior to the Closing, 10% of the total number of Company Shares issued and outstanding as of the date hereof.

ARTICLE VIII

Termination, Amendment and Waiver

Section 8.01 Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after receipt of the Company Shareholder Approval:

(a) by mutual written consent of the Company and Parent;

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(b) by either the Company or Parent:

(i) if the Merger is not consummated on or before the End Date. The “End Date” shall mean the nine (9) month anniversary of the date of this Agreement; provided, however, that the right to terminate this Agreement under this Section 8.01(b)(i) shall not be available to Parent if Parent’s breach of any provision of this Agreement directly or indirectly causes the failure of the Closing to be consummated by the End Date;

(ii) if the condition set forth in Section 7.01(b) is not satisfied and the Legal Restraint giving rise to such non-satisfaction shall have become final and non-appealable;

(iii) if the Company Shareholder Approval shall not have been obtained at a duly convened Company Shareholders Meeting or any adjournment or postponement thereof at which the vote was taken;

(c) by the Company, if Parent or Merger Sub has breached any representation, warranty, covenant or agreement contained in this Agreement, or if any representation or warranty of Parent or Merger Sub has become untrue, in each case, such that the conditions set forth in Section 7.02(a) or 7.02(b), as the case may be, could not be satisfied; provided, however, that the Company may not terminate this Agreement pursuant to this Section 8.01(c) unless any such breach or failure to be true has not been cured within thirty (30) days after written notice by the Company to Parent informing Parent of such breach or failure to be true, except that no cure period shall be required for a breach which by its nature cannot be cured prior to the End Date; and provided, further, that the Company may not terminate this Agreement pursuant to this Section 8.01(c) if the Company is then in breach of this Agreement in any material respect;

(d) by Parent, if the Company has breached any representation, warranty, covenant or agreement contained in this Agreement, or if any representation or warranty of the Company has become untrue, in each case, such that the conditions set forth in Section 7.03(a) or 7.03(b), as the case may be, could not be satisfied; provided, however, that Parent may not terminate this Agreement pursuant to this Section 8.01(d) unless any such breach or failure to be true has not been cured within thirty (30) days after written notice by Parent to the Company informing the Company of such breach or failure to be true, except that no cure period shall be required for a breach which by its nature cannot be cured prior to the End Date; and provided, further, that Parent may not terminate this Agreement pursuant to this Section 8.01(d) if Parent is then in breach of this Agreement in any material respect;

(e) by Parent prior to the receipt of the Company Shareholder Approval, in the event that the Company shall have breached in any material respect its obligations under Section 6.01(d) by failing to call, give notice of, convene or and/or hold the Company Shareholders Meeting in accordance with Section 6.01(d); or

(f) by Parent in the event that a Critical Covenant Breach (as defined in the Share and Asset Purchase Agreement) has occurred.

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Section 8.02 Effect of Termination. In the event of termination of this Agreement by either Parent or the Company as provided in Section 8.01, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of the Company, Parent or Merger Sub, other than this Section 8.02, Section 8.03, and Article IX, which provisions shall survive such termination, provided, however, no such termination shall relieve any party from any liability or damages for any willful breach of this Agreement.

Section 8.03 Fees and Expenses. Except as specifically provided for herein, all fees and expenses incurred in connection with the Merger and the other transactions contemplated by this Agreement shall be paid by the party incurring such fees or expenses, whether or not such transactions are consummated.

Section 8.04 Amendment. This Agreement may be amended by the parties at any time before or after receipt of the Company Shareholder Approval; provided, however, that (i) after receipt of the Company Shareholder Approval, there shall be made no amendment that by Law requires further approval by the Company’s shareholders without the further approval of such shareholders, and (ii) except as provided above, no amendment of this Agreement shall be submitted to be approved by the Company’s shareholders unless required by Law. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

Section 8.05 Extension; Waiver. At any time prior to the Effective Time, the parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant to this Agreement, (c) waive compliance with any covenants and agreements contained in this Agreement or (d) waive the satisfaction of any of the conditions contained in this Agreement. No extension or waiver by the Company shall require the approval of the Company’s shareholders unless such approval is required by Law. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

Section 8.06 Procedure for Termination, Amendment, Extension or Waiver. A termination of this Agreement pursuant to Section 8.01, an amendment of this Agreement pursuant to Section 8.04 or an extension or waiver pursuant to Section 8.05 shall, in order to be effective, require, in the case of the Company, Parent or Merger Sub, action by its Board of Directors or the duly authorized designee thereof. Termination of this Agreement prior to the Effective Time shall not require the approval of the shareholders of either Parent or the Company.

ARTICLE IX

General Provisions

Section 9.01 Nonsurvival of Representations and Warranties. None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this

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Agreement shall survive the Effective Time. This Section 9.01 shall not limit Section 8.02 or any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time.

Section 9.02 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally; (b) on the date sent if receipt is confirmed and sent by facsimile or electronic mail and receipt thereof is confirmed in writing (other than by automated response); and (c) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

(a)	if to the Company, to:

Home Loan Servicing Solutions, Ltd.

c/o Intertrust Corporate Services (Cayman) Limited

190 Elgin Avenue

George Town, Grand Cayman

KY1-9005

Cayman Islands

Phone: (345) 945-3727

Email:	michael.lubin@hlss.com
james.lauter@hlss.com
Attention:	Michael Lubin, General Counsel
James E. Lauter, Chief Financial Officer

with a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153

Phone: (212) 310-8000

Facsimile: (212) 310-8007

Email: frederick.green@weil.com

Attention: Frederick S. Green, Esq.

(b)	if to Parent or Merger Sub, to:

New Residential Investment Corp.

c/o FIG LLC

1345 Avenue of the Americas, 46th Floor

New York, New York 10105

Phone: (212) 479-1522

Facsimile: (212) 798-6070

Email: cmacdougall@fortress.com

Attention: Cameron MacDougall, Esq.

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with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, New York 10036

Phone: (212) 735-3000

Facsimile:	(212) 735-2000
Email:	joseph.coco@skadden.com
peter.serating@skadden.com
Attention:	Joseph A. Coco, Esq.
Peter D. Serating, Esq.

Section 9.03 Definitions. For purposes of this Agreement:

An “Affiliate” of any Person means another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person. For purposes of this definition, “control” (including the terms “controlled by” and “under common control with”) means possession of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of securities or partnership or other ownership interest, by Contract or otherwise. For the avoidance of doubt, each of Ocwen and Altisource and their respective Subsidiaries are deemed not to be an Affiliate of the Company.

“Altisource” means Altisource Portfolio Solutions S.A.

“Business Day” means any day other than (i) a Saturday or a Sunday or (ii) a day on which banking and savings and loan institutions are authorized or required by Law to be closed in New York City or the Cayman Islands.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company Material Adverse Effect” means, except as hereinafter provided, any fact, circumstance, occurrence, effect, change, event or development that, individually or in the aggregate, (i) is or would reasonably be expected to be materially adverse to the business, properties, financial condition or results of operations of the Company, taken as a whole; provided, however, that any fact, circumstance, occurrence, effect, change, event or development to the extent arising from or related to (except, in the case of clauses (a), (b), (c), (d), (e) or (h) below, if disproportionately affecting the Company, individually or in the aggregate, relative to other companies of a similar size in the industries in which the Company operates): (a) conditions affecting the United States economy or the global economy generally, (b) political conditions (or changes in such conditions) in the United States or any other country or region in the world or acts of war, sabotage or terrorism (including any escalation or general worsening of any such acts of war, sabotage or terrorism) in the United States or any other country or region of the world occurring after the date of this Agreement, (c) changes in the financial, banking or securities markets in the United States or any other country or region in the world, (d) changes required by GAAP, (e) changes in any Laws, (f) any failure by such Person to meet any internal or published projections, forecasts or revenue or earnings predictions for any period ending on or

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after the date of this Agreement (provided that the underlying causes of any such failure may be considered in determining whether a Company Material Adverse Effect has occurred to the extent not otherwise excluded by another exception herein), (g) the public announcement (including as to the identity of the parties hereto) of the Merger or any of the other transactions contemplated hereby (it being understood that, for the avoidance of doubt, for purposes of Section 3.03 and Section 4.05, effects resulting from or arising in connection with the matters set forth in this clause (g) of this definition shall not be excluded in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur), or (h) the occurrence of natural disasters, shall not be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur, or (ii) would reasonably be expected to prevent or materially impair or materially delay the Company from consummating the transactions contemplated by this Agreement.

“Company Subsidiary” means any Subsidiary of the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Indebtedness” means, with respect to any Person, without duplication, (i) all obligations of such Person for borrowed money, or with respect to deposits or advances of any kind to such Person, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (iii) all capitalized lease obligations of such Person or obligations of such Person to pay the deferred and unpaid purchase price of property and equipment, other than trade payables incurred in the ordinary course of business, (iv) all obligations of such Person pursuant to securitization or factoring programs or arrangements, (v) all guarantees and arrangements having the economic effect of a guarantee of such Person of any other Indebtedness of any other Person, (vi) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or financial covenants of third parties not affiliated with such Person or to purchase the obligations or property of such third parties, (vii) net cash payment obligations of such Person under swaps, options, derivatives and other hedging agreements or arrangements that will be payable upon termination thereof (assuming they were terminated on the date of determination), (viii) reimbursement obligations under letters of credit, bank guarantees, and other similar contractual obligations entered into by or on behalf of such Person or (ix) all Indebtedness of any other Person secured in whole or in part by a Lien on any assets or properties of such first Person or any of its Subsidiaries.

The “Knowledge” of any Person that is not an individual means, with respect to any matter in question, in the case of the Company’s Knowledge, the actual knowledge, after making reasonable inquiry consistent with such Person’s position, of the officers of the Company set forth in Section 9.03 of the Company Disclosure Letter, and, in the case of Parent and Merger Sub, the actual knowledge, after making reasonable inquiry consistent with such Person’s position, of the officers of Parent set forth in Section 9.03 of the Parent Disclosure Letter.

“Liens” means any pledges, charges, liens, options, rights of first refusal or offer, conditional or installment sales contracts, claims, title defects, easements, covenants, restrictions, adverse ownership claims, rights-of-way, encroachments, restrictions, charges, hypothecations, mortgages, or deeds of trust, or security interests of any kind or nature or other encumbrances.

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“Merger Sub Board” means the Board of Directors of Merger Sub.

“NASDAQ” means the NASDAQ Stock Market, Inc.

“Net NRZ Share Amount” means 93.91% of the volume weighted average closing sale price of one share of NRZ Common Stock as reported on the NYSE for the five (5) consecutive trading days ending on the trading day immediately preceding two (2) Business Days prior to the Closing Date (as determined pursuant to Section 1.02) (as adjusted as appropriate to reflect any stock splits, stock dividends, combinations, reorganizations, reclassifications or similar events).

“Net NRZ Share Consideration” means (i) the Net NRZ Share Amount multiplied by the NRZ Shares (as defined in the Share and Asset Purchase Agreement) that are held by the Company immediately prior to the Closing; divided by (ii) the Company Shares issued and outstanding immediately prior to the Effective Time (other than shares to be canceled or converted into shares of the Surviving Company in accordance with Section 2.01(b)).

“NYSE” means the New York Stock Exchange.

“Ocwen” means Ocwen Financial Corporation.

“Parent Board” means the Board of Directors of Parent.

“Parent Material Adverse Effect” means, with respect to Parent or Merger Sub, any fact, circumstance, occurrence, effect, change, event or development that, individually or taken together with other facts, circumstances, occurrences, effects, changes, events or developments, is or would be reasonably likely to prevent or materially delay the consummation of the Merger or the other transactions contemplated by this Agreement.

“Person” means any natural person, firm, corporation, partnership, company, limited liability company, trust, joint venture, association, Governmental Entity or other entity.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

A “Subsidiary” of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing person or body (or, if there are no such voting interests, more than fifty percent (50%) of the equity interests of which) is owned directly or indirectly by such first Person.

“Taxes” means all federal, state, local, and foreign income, excise, gross receipts, gross income, ad valorem, profits, gains, property, capital, sales, transfer, use, payroll, employment, severance, withholding, franchise, value added and other taxes, customs, tariffs, imposts, levies, duties, fees or other like assessments or charges imposed by a Governmental Entity, together with all interest, penalties and any other additions imposed with respect to such amounts.

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Section 9.04 Interpretation. When a reference is made in this Agreement to an Article, a Section or an Exhibit, such reference shall be to an Article, a Section or an Exhibit of or to this Agreement unless otherwise indicated. The table of contents, index of defined terms and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any capitalized term used in any Exhibit but not otherwise defined therein shall have the meaning assigned to such term in this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof”, “hereto”, “hereby”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “or” is not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. All pronouns and any variations thereof refer to the masculine, feminine or neuter as the context may require. Any agreement, instrument or Law defined or referred to herein means such agreement, instrument or Law as from time to time amended, modified or supplemented, unless otherwise specifically indicated. References to a Person are also to its permitted successors and assigns. Unless otherwise specifically indicated, all references to “dollars” and “$” will be deemed references to the lawful money of the United States of America. Whenever the words “ordinary course of business” are used in this Agreement, they shall be deemed to be followed by the words “consistent with past practice in all material respects.”

Section 9.05 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as either the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party or such party waives its rights under this Section 9.05 with respect thereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

Section 9.06 Counterparts. This Agreement may be executed in one or more counterparts, including by facsimile or by email with .pdf attachments, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered (electronically or otherwise) to the other parties.

Section 9.07 Entire Agreement; No Third-Party Beneficiaries. This Agreement, taken together with the Parent Disclosure Letter, the Company Disclosure Letter and the Confidentiality Agreement, and the exhibits, schedules and annexes to each of the foregoing (including the Cayman Plan of Merger) (a) constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the Merger and the other transactions contemplated by this Agreement and except for the

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Company Indemnified Parties with respect to Section 6.04 this Agreement is not intended to confer upon any Person other than the parties any rights or remedies.

Section 9.08 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the conflicts of law principles thereof, except that the following matters arising out of or relating to this Agreement shall be interpreted, construed and governed by and in accordance with the Laws of the Cayman Islands: the Merger, the vesting of the undertaking, property and liabilities of Merger Sub in the Surviving Company, the cancellation of shares, the rights provided for in section 238 of the Cayman Companies Law with respect to any Dissenting Shares, and the fiduciary or other duties of the Company Board and the directors of Merger Sub.

Section 9.09 Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of Law or otherwise by any of the parties without the prior written consent of the other parties; provided that the rights, interests and obligations of Parent or Merger Sub may be assigned to any Affiliate of Parent, provided that no such assignment shall relieve the assigning party of its obligations hereunder. Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

Section 9.10 Specific Enforcement; Jurisdiction; Venue. The parties acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the performance of the terms and provisions of this Agreement. It is agreed that the parties are entitled to enforce specifically the performance of terms and provisions of this Agreement in any court referred to in clause (a) below, without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. The parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy for any such breach. In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of the Delaware Court of Chancery (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware), (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement, the Merger or any of the other transactions contemplated by this Agreement in any court other than the aforesaid courts.

Section 9.11 Certain Tax Matters.

(a) For U.S. federal (and applicable state and local) income tax purposes, the Parties hereto agree to treat the transactions contemplated by this Agreement as the completion of the liquidation and dissolution of the Company pursuant to the Plan of Complete

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Liquidation and Dissolution (as defined in the Share and Asset Purchase Agreement) and in accordance with Revenue Ruling 69-6, 1969-1 CB 104. The parties shall report the transactions contemplated by this Agreement on all U.S. federal (and applicable state and local) income tax returns and for all U.S. federal (and applicable state and local) income tax purposes consistently with the treatment described in this Section 9.11(a), and shall take no actions inconsistent therewith.

(b) Following the Closing, Parent shall provide, or cause to be provided, to the holders of the Company Shares, for the taxable period that ends on or before or includes the Closing Date, such tax information and representations (including such information and representations as are required to be set forth in a PFIC Annual Information Statement pursuant to Treasury Regulation Section 1.1295-1(g)) as is necessary to provide the holders of the Company Shares with such tax information with respect to the Company and the Company Subsidiaries (as defined in the Share and Asset Purchase Agreement) as is consistent with the past practice of the Company and the Company Subsidiaries, including information and representations to allow such holders to make or maintain a “qualified electing fund” election under Section 1295 of the Code.

Section 9.12 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING, DIRECTLY OR INDIRECTLY, OUT OF THIS AGREEMENT, THE MERGER OR ANY OF THE OTHER TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) MAKES THIS WAIVER VOLUNTARILY AND (C) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 9.12.

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IN WITNESS WHEREOF, the Company, Parent and Merger Sub have duly executed this Agreement, all as of the date first written above.

HOME LOAN SERVICING SOLUTIONS, LTD.

By:	/s/ James E. Lauter
	Name:	James E. Lauter
	Title:	Senior Vice President

NEW RESIDENTIAL INVESTMENT CORP.

By:	/s/ Cameron MacDougall
	Name:	Cameron MacDougall
	Title:	Secretary

HEXAGON MERGER SUB, LTD.

By:	/s/ Cameron MacDougall
	Name:	Cameron MacDougall
	Title:	Secretary

INDEX OF DEFINED TERMS

Section
Affiliate	9.03
Agreement	Preamble
Altisource	9.03
Business Day	9.03
Cayman Companies Law	Recitals
Cayman Plan of Merger	1.03
Closing	1.02
Closing Date	1.02
Code	9.03
Company	Preamble
Company Articles	4.01
Company Board	4.03(b)
Company Disclosure Letter	Article IV
Company Financial Advisor	4.14
Company Indemnified Parties	6.04(a)
Company Material Adverse Effect	9.03
Company Memorandum	4.01
Company Recommendation	6.01(d)
Company SEC Documents	Article IV
Company Shareholder Approval	4.04(a)
Company Shareholders Meeting	4.04(a)
Company Shares	2.01
Company Subsidiary	9.03
Company Voting Debt	4.03(b)
Confidentiality Agreement	6.02
Consents	3.03(b)
Contract	3.03(a)
Dissenting Shares	2.03
Effective Time	1.03
End Date	8.01(b)(i)
Exchange Act	9.03
Filed Company SEC Documents	Article IV
GAAP	4.06(b)
Governmental Approvals	6.03
Governmental Entity	3.03(b)
Indebtedness	9.03
Investment Company Act	4.13
Judgment	3.03(a)
Knowledge	9.03
Law	3.03(a)
Legal Restraints	7.01(b)
Letter of Transmittal	2.02(b)
Liens	9.03

Litigation	6.11(a)
Merger	1.01
Merger Consideration	2.01(c)
Merger Sub	Preamble
Merger Sub Board	9.03
Merger Sub Shares	2.01
NASDAQ	9.03
Net NRZ Share Amount	9.03
Net NRZ Share Consideration	9.03
NYSE	9.03
Ocwen	9.03
Parent	Preamble
Parent Acquiring Subsidiaries	Recitals
Parent Board	9.03
Parent Disclosure Letter	Article III
Parent Material Adverse Effect	9.03
Parties	Preamble
Paying Agent	2.02(a)
Payment Fund	2.02(a)
Permits	3.03(b)
Person	9.03
Proxy Statement	6.01(a)
Related Person	4.12(b)
SEC	9.03
Securities Act	9.03
Share and Asset Purchase Agreement	Recitals
Subsidiary	9.03
Surviving Company	1.01
Taxes	9.03

Appendix 1

The Companies Law (2013 Revision) of the Cayman Islands

Plan of Merger

This plan of merger (the “Plan of Merger”) is made on [insert date] between Hexagon Merger Sub, Ltd. (the “Surviving Company”) and Home Loan Servicing Solutions, Ltd. (the “Merging Company”).

Whereas the Merging Company is a Cayman Islands exempted company and is entering into this Plan of Merger pursuant to the provisions of Part XVI of the Companies Law (2013 Revision) (the “Statute”).

Whereas the Surviving Company is a Cayman Islands exempted company and is entering into this Plan of Merger pursuant to the provisions of Part XVI of the Statute.

Whereas the directors of the Merging Company and the directors of the Surviving Company deem it desirable and in the commercial interests of the Merging Company and the Surviving Company, respectively, that the Merging Company be merged with and into the Surviving Company and that the undertaking, property and liabilities of the Merging Company vest in the Surviving Company (the “Merger”).

Terms not otherwise defined in this Plan of Merger shall have the meanings given to them under the Agreement and Plan of Merger dated [insert date] and made between New Residential Investment Corp., the Surviving Company and the Merging Company (the “Merger Agreement”) a copy of which is annexed at Annexure 1 hereto.

Now therefore this Plan of Merger provides as follows:

1	The constituent companies (as defined in the Statute) to this Plan of Merger are the Surviving Company and the Merging Company.

2	The surviving company (as defined in the Statute) is the Surviving Company.

3	The registered office of the Merging Company is c/o Intertrust Corporate Services (Cayman) Limited of 190 Eglin Avenue, Grand Cayman, KY1-9005, Cayman Islands and the registered office of the Surviving Company is c/o Maples Corporate Services Limited of PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands.

4	Immediately prior to the Effective Date (as defined below), the share capital of the Merging Company will be US$2,000,000 divided into 200,000,000 shares of a par value of US$0.01 each and the Merging Company will have [ ] shares in issue.

5	Immediately prior to the Effective Date (as defined below), the share capital of the Surviving Company will be US$50,000 divided into 5,000,000 ordinary shares of a par value of US$0.01 each and the Surviving Company will have 100 ordinary shares in issue.

6	The date on which it is intended that the Merger is to take effect is the date that this Plan of Merger is registered by the Registrar in accordance with section 233(13) of the Statute (the “Effective Date”).

7	The terms and conditions of the Merger, including the manner and basis of converting shares in each constituent company into shares in the Surviving Company or into other property, are set out in the Merger Agreement in the form annexed at Annexure 1 hereto.

8	The rights and restrictions attaching to the shares in the Surviving Company are set out in the Memorandum and Articles of Association of the Surviving Company in the form annexed at Annexure 2 hereto.

9	The Memorandum and Articles of Association of the Surviving Company immediately prior to the Merger shall be its Memorandum and Articles of Association after the Merger.

10	The Merging Company has granted no fixed or floating security interests that are outstanding as at the date of this Plan of Merger.

11	The Surviving Company has granted no fixed or floating security interests that are outstanding as at the date of this Plan of Merger.

12	The names and addresses of each director of the surviving company (as defined in the Statute) are:

12.1	[Insert name of Director] of [Insert personal address of Director];

12.2	[Insert name of Director] of [Insert personal address of Director]; and

12.3	[repeat for all Directors of the surviving company]

13	This Plan of Merger has been approved by the board of directors of the Surviving Company and the Merging Company pursuant to section 233(3) of the Statute.

14	This Plan of Merger has been authorised by the shareholders of the Surviving Company and the Merging Company pursuant to section 233(6) of the Statute by way of resolutions passed at an extraordinary general meeting of the Merging Company and by way of written resolutions of the sole shareholder of the Surviving Company, as applicable.

15	This Plan of Merger may be terminated or amended pursuant to the terms and conditions of the Merger Agreement.

16	This Plan of Merger may be executed in counterparts.

17	This Plan of Merger shall be governed by and construed in accordance with the laws of the Cayman Islands.

In witness whereof the parties hereto have caused this Plan of Merger to be executed on the day and year first above written.

SIGNED by	)

Duly authorised for	)

and on behalf of	)	Director

Hexagon Merger Sub, Ltd.	)

SIGNED by	)

Duly authorised for	)

and on behalf of	)	Director

Home Loan Servicing Solutions, Ltd.	)

Annexure 1

Agreement and Plan of Merger

Annexure 2

Memorandum and Articles of Association of the Surviving Company

Annex B

EXECUTION VERSION

TERMINATION AGREEMENT

This TERMINATION AGREEMENT (this “Termination Agreement”), dated as of April 6, 2015 (the “Termination Date”), is by and among Home Loan Servicing Solutions, Ltd., a Cayman Islands exempted company (the “Company”), New Residential Investment Corp., a Delaware corporation (“Parent”), and Hexagon Merger Sub, Ltd., a Cayman Islands exempted company and a wholly owned Subsidiary of Parent (“Merger Sub” and together with Parent, the “Parent Parties”). All capitalized terms used and not defined herein shall have the meanings ascribed to them in the Merger Agreement.

WHEREAS, the parties have made and entered into an Agreement and Plan of Merger, dated as of February 22, 2015 (the “Merger Agreement”), pursuant to which Merger Sub was to be merged with and into the Company on the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, in recognition of certain recent developments that give rise to Parent’s right to terminate the Merger Agreement, Parent, Merger Sub and the Company mutually desire to terminate the Merger Agreement on the terms and subject to the conditions set forth therein and in this Termination Agreement;

WHEREAS, the Company and Parent have agreed, concurrently with (and as a condition to) the execution hereof, that the Company, Parent and certain wholly-owned subsidiaries of Parent will enter into a Share and Asset Purchase Agreement, dated as of the date hereof (the “Asset Purchase Agreement”); and

WHEREAS the respective Boards of Directors of Parent, Merger Sub and the Company have approved the execution, delivery and performance of this Termination Agreement and the transactions contemplated hereby.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent, Merger Sub and the Company hereby agree as follows:

1. Termination. Pursuant to Section 8.01(a) and Section 8.06 of the Merger Agreement, the Merger Agreement is hereby terminated, including, provisions of the Merger Agreement which by their terms would otherwise have survived the termination of the Merger Agreement, and is of no further force or effect (the “Termination”); provided, that, the parties agree that this Termination Agreement and the Termination shall be effective concurrently with the execution of the Asset Purchase Agreement on the date hereof, in each case subject to the execution and delivery thereof by all parties thereto in accordance with the terms thereof.

2. Representations and Warranties. Each of Parent, Merger Sub and the Company hereby represents and warrants as to itself that: (a) it has the corporate right, power and authority to enter into, to deliver and to perform its obligations under this Termination Agreement, (b) the execution, delivery and performance by it has been duly authorized by all necessary action, (c) it has duly and validly executed and delivered this Termination Agreement, and (d) assuming due authorization, execution and delivery of this Termination Agreement by the other parties, this Termination Agreement constitutes a legal, valid and binding obligation of such party, enforceable in accordance with its terms, subject to: (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies. Except as expressly set forth in this Section 2, no party makes additional representations or warranties express, implied or statutory as to any other matter whatsoever.

3. Mutual Release.

(a) Each of the Parent Parties, on the one hand, and the Company, on the other hand, on their own behalf and on behalf of their respective parent entities, controlling persons, associates, affiliates or subsidiaries and each and all of their respective past or present, direct or indirect, officers, directors, stockholders, principals, representatives, employees, attorneys, financial or investment advisors, consultants, accountants, investment bankers, commercial bankers, entities providing fairness opinions, advisors or agents, insurers, heirs, executors, trustees, general or limited partners or partnerships, investment funds, limited liability companies, members, joint ventures, personal or legal representatives, estates, administrators, predecessors, successors or assigns (collectively, the “Releasing Persons”) shall and shall be deemed to have completely, fully, finally and forever compromised, settled, released, discharged, extinguished, relinquished, and dismissed with prejudice any claims, demands, rights, actions, causes of action, potential actions, liabilities, damages, diminutions in value, debts, losses, obligations, judgments, interest, penalties, fines, sanctions, fees, duties, suits, costs, expenses, matters, controversies, and issues known or unknown, contingent or absolute, suspected or unsuspected, disclosed or undisclosed, liquidated or unliquidated, matured or unmatured, accrued or unaccrued, apparent or unapparent, including known claims and Unknown Claims (defined below), whether individual, direct, class, derivative, representative, legal, equitable or of any other type or asserted in any other capacity, that have been or could have been, asserted in any court, tribunal or proceeding (including, but not limited to, any claims arising under federal, state, foreign, statutory or common law, including the federal or state securities, antitrust, and disclosure laws or any claims that could be asserted derivatively on behalf of any Parent Party or the Company, as applicable), by or on behalf of such party or any of its Releasing Persons, or which arise out of or relate to the stockholdings of any stockholder of any Parent Party or the Company, as applicable, or any such shareholder’s status as a shareholder of such party, against the Company (in the case of Releasing Persons that include the Parent Parties or their shareholders) or the Parent Parties (in the case of Releasing Persons that include the Company or its shareholders), or any of their respective parent entities, controlling persons, associates, affiliates or subsidiaries and each and all of their respective past or present, direct or indirect, officers, directors, stockholders, principals, representatives, employees, attorneys, financial or investment advisors, consultants, accountants, investment bankers, commercial bankers, entities

2

providing fairness opinions, advisors or agents, insurers, heirs, executors, trustees, general or limited partners or partnerships, investment funds, limited liability companies, members, joint ventures, personal or legal representatives, estates, administrators, predecessors, successors or assigns (the “Released Persons”), which the Releasing Persons ever had, now have, or may in the future have by reason of, arising out of, relating to, or in connection with the acts, events, facts, matters, transactions, occurrences, statements or representations, or any other matter whatsoever set forth in or otherwise related, directly or indirectly, to the Merger Agreement, the Merger or other transactions contemplated therein, any term, condition or circumstance of the Merger or the events that preceded the Termination, or disclosures made in connection with the Merger Agreement, the Merger or the Termination (including any alleged misstatements or omissions or the adequacy and completeness of such disclosures) (the “Settled Claims”); provided, however, that the Settled Claims shall not include any claims to enforce this Termination Agreement and any rights, obligations, privileges or claims that such parties may have under the Asset Purchase Agreement.

(b) Each of the Parent Parties, on the one hand, and the Company, on the other hand, on its own behalf and on behalf of its Releasing Persons, acknowledges that they may discover facts in addition to or different from those now known or believed to be true by them with respect to the Settled Claims, but that it is the intention of such party on its own behalf and on behalf of its Releasing Persons, to completely, fully, finally, and forever compromise, settle, release, discharge, extinguish, and dismiss any and all Settled Claims, known or unknown, suspected or unsuspected, contingent or absolute, accrued or unaccrued, apparent or unapparent, which now exist, or heretofore existed, or may hereafter exist, and without regard to the subsequent discovery of additional or different facts. Each of the Parent Parties, on the one hand, and the Company, on the other hand, on its own behalf and on behalf of its Releasing Persons, acknowledges that “Unknown Claims” are expressly included in the definition of “Settled Claims,” and that such inclusion was expressly bargained for and was a key element of this Termination Agreement and the release set forth in this Section 3 and was relied upon by each and all of the Released Persons in entering into this Termination Agreement. “Unknown Claims” means any claim that a party or any of its Releasing Persons does not know or suspect exists in his, her, or its favor at the time of the release of the Settled Claims as against the Released Persons, including without limitation those which, if known, might have affected the decision to enter into this Termination Agreement.

(c) The releases set forth in this Section 3 are intended to extinguish all Settled Claims and, consistent with such intention, the Releasing Persons shall waive and relinquish, to the fullest extent permitted by Law, the provisions, rights, and benefits of any state, federal or foreign law or principle of common law, that may have the effect of limiting the releases set forth in Sections 3(a) and 3(b). The Releasing Persons shall be deemed to relinquish, to the extent applicable, and to the fullest extent permitted by law, the provisions, rights and benefits of Section 1542 of the California Civil Code, which states that: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE,

3

WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR. In addition, the Releasing Persons shall be deemed to waive any and all provisions, rights and benefits conferred by any Law of any state or territory of the United States, or principle of common law, which is similar, comparable or equivalent to California Civil Code Section 1542.

4. Public Announcements. Parent and the Company shall consult with each other before issuing, and give each other the opportunity to review and comment upon, any press release or other public statements with respect to the transactions contemplated by this Termination Agreement, including the Termination, and shall not issue any such press release or make any such public statement prior to such consultation, except as such party may reasonably conclude, after consultation with legal counsel, is required by applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchange or national securities quotation system (in which case the disclosing party shall consult with the other party in advance of such disclosure to the extent practicable under the circumstances). The Company and Parent agree that the initial press release to be issued with respect to the Termination and this Termination Agreement shall be in the form heretofore agreed to by the parties. Nothing in this Section 4 shall limit the ability of any party hereto to make additional disclosures that are consistent in all but de minimis respects with the prior public disclosures regarding the transactions contemplated by this Termination Agreement.

5. Interpretation. When a reference is made in this Termination Agreement to a Section such reference shall be to a Section of this Termination Agreement unless otherwise indicated. The headings contained in this Termination Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Termination Agreement. Whenever the words “include”, “includes” or “including” are used in this Termination Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof”, “hereto”, “hereby”, “herein” and “hereunder” and words of similar import when used in this Termination Agreement shall refer to this Termination Agreement as a whole and not to any particular provision of this Termination Agreement. The term “or” is not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” The definitions contained in this Termination Agreement are applicable to the singular as well as the plural forms of such terms. All pronouns and any variations thereof refer to the masculine, feminine or neuter as the context may require. Any agreement, instrument or Law defined or referred to herein means such agreement, instrument or Law as from time to time amended, modified or supplemented, unless otherwise specifically indicated. References to a Person are also to its permitted successors and assigns.

6. Severability. If any term or other provision of this Termination Agreement is invalid, illegal or incapable of being enforced by any rule or Law, or public policy, all other conditions and provisions of this Termination Agreement shall nevertheless remain in full force and effect so long as either the economic or legal substance of the transactions contemplated

4

hereby is not affected in any manner materially adverse to any party or such party waives its rights under this Section 6 with respect thereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Termination Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

7. Counterparts. This Termination Agreement may be executed in one or more counterparts, including by facsimile or by email with .pdf attachments, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered (electronically or otherwise) to the other parties.

8. Entire Agreement; No Third-Party Beneficiaries. This Termination Agreement, taken together with the Merger Agreement, the Confidentiality Agreement, and the exhibits, schedules and annexes to each of the foregoing constitute the entire agreement, and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the Termination and the other transactions contemplated by this Termination Agreement and this Termination Agreement is not intended to confer upon any Person other than the parties hereto any rights or remedies.

9. Governing Law. This Termination Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the conflicts of law principles thereof, except that the fiduciary or other duties of the Company Board of Directors arising out of or relating to this Termination Agreement shall be interpreted, construed and governed by and in accordance with the Laws of the Cayman Islands.

10. Assignment. Neither this Termination Agreement nor any of the rights, interests or obligations under this Termination Agreement shall be assigned, in whole or in part, by operation of Law or otherwise by any of the parties without the prior written consent of the other parties. Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Termination Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

11. Specific Enforcement; Jurisdiction; Venue. The parties acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Termination Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate

5

remedy therefor. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Termination Agreement and to enforce specifically the performance of the terms and provisions of this Termination Agreement. It is agreed that the parties are entitled to enforce specifically the performance of terms and provisions of this Termination Agreement in any court referred to in clause (a) below, without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. The parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy for any such breach. In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of the Delaware Court of Chancery (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware), (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Termination Agreement, the Merger or any of the other transactions contemplated by this Termination Agreement in any court other than the aforesaid courts.

12. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING, DIRECTLY OR INDIRECTLY, OUT OF THIS TERMINATION AGREEMENT, THE TERMINATION OR ANY OF THE OTHER TRANSACTIONS CONTEMPLATED BY THIS TERMINATION AGREEMENT (INCLUDING ANY LEGAL PROCEEDING AGAINST ANY FINANCING SOURCE ARISING OUT OF OR RELATED TO THIS TERMINATION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) MAKES THIS WAIVER VOLUNTARILY AND (C) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS TERMINATION AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 12.

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6

IN WITNESS WHEREOF, the Company, Parent and Merger Sub have duly executed this Termination Agreement, all as of the date first written above.

HOME LOAN SERVICING SOLUTIONS, LTD.

By:	/s/ James E. Lauter
	Name:	James E. Lauter
	Title:	Senior Vice President

NEW RESIDENTIAL INVESTMENT CORP.

By:	/s/ Cameron MacDougall
	Name:	Cameron MacDougall
	Title:	Secretary

HEXAGON MERGER SUB, LTD.

By:	/s/ Cameron MacDougall
	Name:	Cameron MacDougall
	Title:	Secretary

Annex C

EXECUTION VERSION

SHARE AND ASSET PURCHASE AGREEMENT

Dated as of April 6, 2015

by and among

HOME LOAN SERVICING SOLUTIONS, LTD.,

HLSS MSR-EBO ACQUISITION LLC,

HLSS ADVANCES ACQUISITION CORP.

and

NEW RESIDENTIAL INVESTMENT CORP.

i

ii

ANNEX A	Termination Agreement
ANNEX B	Agreement and Plan of Merger
ANNEX C	Services Agreement
ANNEX D	Registration Rights Agreement

iii

SHARE AND ASSET PURCHASE AGREEMENT (this “Agreement”), dated as of April 6, 2015, by and between Home Loan Servicing Solutions, Ltd., a Cayman Islands exempted company (the “Company”), HLSS MSR-EBO Acquisition LLC, a Delaware limited liability company (“HLSS MSR-EBO”), HLSS Advances Acquisition Corp., a Delaware corporation (“HLSS Advances” and together with HLSS MSR-EBO, the “Buyers”), and New Residential Investment Corp., a Delaware corporation (“Parent”, and together with the Buyers, the “Buyer Parties”).

WHEREAS, the Company is the owner of 100% of the issued share capital of each of HLSS Luxco 1A S.à r.l., a company organized under the laws of Luxembourg (“Luxco 1A”) and HLSS Luxco 1B S.à r.l., a company organized under the laws of Luxembourg (“Luxco 1B”);

WHEREAS, the Company wishes to sell to HLSS MSR-EBO, and HLSS MSR-EBO wishes to purchase from the Company, substantially all of the assets of the Company other than the Luxco 1A Shares, including all of the issued share capital of Luxco 1B (the “Luxco 1B Shares,” and collectively with the Luxco 1A Shares, the “Shares”), in each case, upon the terms and subject to the conditions set forth in this Agreement;

WHEREAS, the Company wishes to sell to HLSS Advances, and HLSS Advances wishes to purchase from the Company, all of the issued share capital of Luxco 1A (the “Luxco 1A Shares”) and in connection therewith, HLSS Advances wishes to assume, and the Company wishes to have HLSS Advances assume, the liabilities of the Company except for the Company Promissory Note (which shall be assumed by HLSS MSR-EBO) and the Excluded Liabilities, upon the terms and subject to the conditions set forth in this Agreement;

WHEREAS, the Company Board and the respective Buyer Boards have each approved this Agreement, determined that the terms of this Agreement are in the best interests of the Company or the Buyer Parties, as applicable, and their respective shareholders, and declared the advisability of this Agreement and the Transactions; and

WHEREAS, immediately prior (and as a condition) to entering into this Agreement, the Company, Parent and Hexagon Merger Sub, Ltd., a Cayman Islands exempted company and a wholly owned Subsidiary of Parent (“Merger Sub”), terminated the Agreement and Plan of Merger, dated as of February 22, 2015 (the “Former Merger Agreement”), by and among the Company, Parent and Merger Sub, in accordance with Section 8.01(a) of the Former Merger Agreement pursuant to the Termination Agreement set forth in Annex A.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties and covenants herein and intending to be legally bound, the parties hereto agree as follows:

ARTICLE I

PURCHASE AND SALE

Section 1.01 Purchase and Sale of Luxco 1A Shares. On the terms and subject to the conditions set forth in this Agreement, at the Closing, the Company shall sell, convey, assign, transfer and deliver, as legal and beneficial owner, to HLSS Advances, and HLSS Advances shall purchase, acquire and accept from the Company, in exchange for the Luxco 1A Share Consideration all right, title and interest in and to the Luxco 1A Shares.

Section 1.02 Purchase and Sale of Other Assets. On the terms set forth in this Agreement and subject to Section 1.06 and the exclusions set forth in Section 1.03, at the Closing, immediately following the purchase and sale of the Luxco 1A Shares described in Section 1.01 the Company shall sell, convey, assign, transfer and deliver to HLSS MSR-EBO, and HLSS MSR-EBO shall purchase, acquire and accept from the Company, in exchange for cash in an amount equal to the Purchased Assets Purchase Price all of the Company’s right, title and interest in, to and under all of the assets and properties of the Company (other than the Luxco 1A Shares) as the same shall exist immediately prior to the Closing (collectively, the “Purchased Assets”), including the following:

(a) all rights of the Company under Contracts (including the Master Servicing Rights Purchase Agreement and each Sale Supplement) (collectively, the “Assumed Contracts”) and all Excess Servicing Fees (as defined in any Sale Supplement) of the Company;

(b) all rights of the Company in and to the name, trademark and service mark “HLSS”, including any registrations therefor and the goodwill associated therewith (the “HLSS Mark”);

(c) the Luxco 1B Shares;

(d) all rights of the Company and its Subsidiaries to assert any attorney-client privilege and attorney work product protection of the Company and its Subsidiaries associated with the Purchased Assets and the Assumed Liabilities; and

(e) the amount, if any, that the cash and cash equivalents of the Company upon the Closing exceeds the Cash and Cash Equivalents (which amount, if any, shall be remitted to Parent within three (3) Business Days following the Closing to an account specified by Parent).

Section 1.03 Excluded Assets. Notwithstanding anything to the contrary contained in this Agreement, all cash and cash equivalents in accounts owned by the Company as of 11:59 p.m. on April 3, 2015 (which amount includes the amount of cash loaned to the Company under the Company Promissory Note) (the “Cash and Cash Equivalents”) shall be retained by the Company, and shall be excluded from the Purchased Assets (collectively, the “Excluded Assets”).

Section 1.04 Assumed Liabilities. On the terms and subject to the conditions set forth in this Agreement and subject to the exclusions set forth in Section 1.05, HLSS MSR-EBO

(solely with respect to the Company Promissory Note and not with respect to any other Assumed Liabilities) and HLSS Advances (with respect to all Assumed Liabilities other than the Company Promissory Note) each hereby agree, effective at the time of the Closing, to (as applicable) assume and thereafter timely to pay, discharge and perform in accordance with their terms, all liabilities of the Company (except for the Excluded Liabilities), irrespective of whether accruing before, on or after the Closing Date, whether known or unknown, fixed or contingent, asserted or unasserted, and not satisfied or extinguished as of the Closing Date (the “Assumed Liabilities”). Without limiting the generality of the foregoing, the following shall be included among the Assumed Liabilities:

(a) all liabilities arising under any of the Assumed Contracts;

(b) all liabilities with respect to any litigation, suit, action, arbitration or other proceeding whether or not related to the ownership of the Purchased Assets;

(c) all obligations of the Company to employees, officers, directors, consultants, or representatives of the Company, including the Company Benefit Plans set forth on Section 1.04(c) of the Company Disclosure Letter;

(d) the Leased Real Property;

(e) all Assumed Taxes;

(f) the Company Promissory Note; and

(g) all amounts relating to Post-Closing Liabilities in excess of $50,000,000.

Section 1.05 Excluded Liabilities. None of the Buyer Parties are assuming or agreeing to pay or discharge any of the following liabilities of the Company (the “Excluded Liabilities”), notwithstanding any other provision of this Agreement: amounts relating to Post-Closing Liabilities up to an aggregate amount of $50,000,000 (it being agreed that the Buyers shall not have any obligation in respect of Post-Closing Liabilities unless and until such time that the Company has actually paid an aggregate of $50,000,000 in respect of Post-Closing Liabilities, and in such case, any Post-Closing Liabilities in excess of such amount shall be assumed by HLSS Advances pursuant to Section 1.04(g)).

Section 1.06 Assignment of Certain Purchased Assets. Notwithstanding any other provision of this Agreement to the contrary, this Agreement shall not constitute an agreement to convey, assign, transfer or deliver to the applicable Buyer any Purchased Asset or any claim or right or any benefit arising thereunder or resulting therefrom if an attempted conveyance, assignment, transfer or delivery thereof, or an agreement to do any of the foregoing, without the consent of a third party (including any Governmental Entity), would constitute a breach or other contravention thereof or a violation of Law or would in any way adversely affect the rights of the applicable Buyer (as assignee or transferee of the Company, or otherwise) thereto or thereunder. The Company will use its reasonable best efforts to obtain any consent necessary for the conveyance, assignment, transfer or delivery of any such Purchased Asset, claim, right or benefit to the applicable Buyer. If, on the Closing Date, any such consent is not obtained, or if an attempted conveyance, assignment, transfer or delivery thereof or performance thereof by the applicable Buyer would be ineffective or a violation of Law or would adversely affect the rights of the applicable Buyer thereto or thereunder so that the applicable Buyer would not in fact receive all such rights, the Company and the applicable Buyer will cooperate in a mutually acceptable arrangement under which the applicable Buyer would, in compliance with Law, obtain the benefits and assume the obligations and bear the economic burdens associated with such Purchased Asset, claim, right or benefit in accordance with this Agreement, including subcontracting, sublicensing or subleasing to the applicable Buyer, or under which the Company would enforce for the benefit (and at the expense) of the applicable Buyer its rights against a third party (including any Governmental Entity) associated with such Purchased Asset, claim, right or benefit, and the Company would promptly pay to the applicable Buyer when received all monies received by them under any such Purchased Asset, claim, right or benefit. Notwithstanding the foregoing, any such Purchased Asset shall be conveyed, assigned, transferred and delivered to the applicable Buyer upon receipt of the requisite consent unless such attempted contribution, conveyance, assignment, transfer or delivery thereof would be ineffective or a violation of Law or would adversely affect the rights of the applicable Buyer.

ARTICLE II

CLOSING; PURCHASE PRICE

Section 2.01 Closing. The closing (the “Closing”) of the Transactions shall take place at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036 at 10:00 a.m., New York City time, concurrently with the execution hereof. The date on which the Closing occurs is referred to in this Agreement as the “Closing Date.” Notwithstanding anything in this Agreement to the contrary, in no event shall the transfer of the Purchased Assets or the Luxco 1A Shares to the Buyers, as applicable, or the assumption of the Assumed Liabilities by the Buyers, as applicable, occur or be deemed to occur at the Closing prior to the repayment (the “Repayment”) in full of the Company’s Senior Secured Term Loan Facility Agreement, dated as of June 27, 2013 (it being agreed that such transfer and assumption shall occur immediately following the Repayment).

Section 2.02 Purchase Price. The aggregate consideration for the Luxco 1A Shares and Purchased Assets (the “Aggregate Consideration”) shall be (x) an amount in cash equal to $1,007,156,148.57 (the “Cash Purchase Price”) plus (y) 28,286,980 newly issued shares of Parent common stock with a par value $0.01 per share (the “NRZ Share Consideration” or the “NRZ Shares”). The “Luxco 1A Share Consideration” shall consist of the NRZ Shares plus the portion of the Cash Purchase Price allocated to the Luxco 1A Shares pursuant to Section 8.11(c). The “Purchased Assets Purchase Price” shall consist of the portion of the Cash Purchase Price allocated to the Purchased Assets pursuant to Section 8.11(c). The amount of cash to be paid by the Buyers to the Company at the Closing shall consist of the Cash Purchase Price (which, for the avoidance of doubt, excludes Cash and Cash Equivalents) reduced by the Dividend Amount (the “Closing Cash Purchase Price”).

Section 2.03 Closing Deliveries by the Company. At the Closing, the Company shall deliver or cause to be delivered to the Buyer Parties:

(a) a copy of the relevant pages of the original share register books of (i) Luxco 1A with recorded therein the transfer of the Luxco 1A Shares to HLSS Advances and (ii) Luxco 1B with recorded therein the transfer of the Luxco 1B Shares to HLSS MSR-EBO;

(b) a receipt for the payment of the Closing Cash Purchase Price;

(c) a receipt for the NRZ Share Consideration;

(d) a duly executed share pledge release agreement with respect to the pledge on the shares of Luxco 1A in a form reasonably acceptable to the Buyers;

(e) documentation evidencing the removal of all directors, officers, members, partners or similar positions from Luxco 1A, Luxco 1B and each of the Transferred Subsidiaries (other than any trustees or independent managers of any such Persons) who are in office immediately prior to the Closing, which resignations shall be effective at, and contingent upon the occurrence of, the Closing;

(f) a copy of the 2014 Form 10-K of the Company which does not contain a “going concern” qualification or a qualification of equivalent or greater severity from its auditors with respect to its most recent fiscal year (the “Company Form 10-K”) to be filed in accordance with Section 5.18; and

(g) such bills of sale, consents, assignments and other good and sufficient instruments of conveyance and assignment as the parties and their respective counsel shall deem reasonably necessary for the assumption by HLSS Advances and HLSS MSR-EBO, as applicable, of the Assumed Liabilities, to vest in HLSS Advances all of the Company’s right, title and interest in, to and under Luxco1A Shares, and to vest in HLSS MSR-EBO all of the Company’s right, title and interest in, to and under the Purchased Assets (such instrument(s), the “Assignment and Assumption Agreement and Bill of Sale”) duly executed by the Company.

Section 2.04 Closing Deliveries by the Buyer Parties. At the Closing, the applicable Buyer Party shall deliver or cause to be delivered to the Company:

(a) the Closing Cash Purchase Price, by wire transfer in immediately available funds, to an account or accounts as directed by the Company;

(b) a receipt for the Purchased Assets;

(c) evidence of issuance to the Company of the NRZ Share Consideration (whether by evidence of book-entry or by one or more certificates representing such NRZ Share Consideration);

(d) a certificate dated as of the Closing Date, prepared in accordance with Treasury Regulations Section 1.1445-2(c) in a form reasonably acceptable to the Company, certifying that the NRZ Shares are not “United States real property interests” within the meaning of Section 897(c)(1) of the Code and a form of the notice of such certification that will be sent to the Internal Revenue Service (“IRS”) in accordance with the provisions of Treasury Regulation Section 1.897-2(h)(2);

(e) an opinion in the form previously agreed by the parties and addressed to the Company from Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to Parent, dated as of the date hereof; and

(f) the Assignment and Assumption Agreement and Bill of Sale duly executed by the applicable Buyers.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE BUYERS

Each Buyer Party represents and warrants, with respect to such Buyer Party, to the Company that the statements contained in this Article III are true and correct except (i) as set forth in the Parent SEC Documents (including any amendments thereto) filed and publicly available after January 1, 2014 and prior to the date of this Agreement (the “Filed Parent SEC Documents”) (provided that nothing disclosed in such Filed Parent SEC Documents shall be deemed to be a qualification of or modification to the representations and warranties set forth in Section 3.01, Section 3.02, Section 3.03 and Section 3.06), excluding any disclosures in the Filed Parent SEC Documents under the headings “Risk Factors” or “Forward-Looking Statements” or any other disclosures or risks therein to the extent that such disclosures are similarly cautionary, non-specific, predictive or forward-looking in nature, or (ii) as set forth in the disclosure letter delivered by the Buyer Parties to the Company at or before the execution and delivery by the Buyer Parties of this Agreement (the “Buyer Disclosure Letter”). The Buyer Disclosure Letter shall be arranged in numbered and lettered sections corresponding to the numbered and lettered sections contained in this Article III, and the disclosure in any section shall be deemed to qualify any other section in this Article III to the extent that it is reasonably apparent from the text of such disclosures that such disclosure also qualifies or applies to such other section.

Section 3.01 Organization, Standing and Power. Such Buyer Party is duly organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the laws of the jurisdiction in which it is organized and has all corporate or other similar power and authority required to execute and deliver this Agreement and to consummate the Transactions and to perform its obligations hereunder. Such Buyer Party is duly qualified or licensed to do business in each jurisdiction where the nature of its business or the ownership or leasing of its properties make such qualification necessary, other than in such jurisdictions where the failure to be so qualified or licensed, individually or in the aggregate, has not had a Buyer Material Adverse Effect. Such Buyer Party has made available to the Company, prior to execution of this Agreement (or promptly hereafter shall make available) true and complete copies of the certificate of incorporation (or similar organizational document) of such Buyer Party in effect as of the date of this Agreement and the by-laws (or similar organizational document) of such Buyer Party in effect as of the date of this Agreement.

Section 3.02 Authority; Execution and Delivery; Enforceability. Such Buyer Party has all requisite corporate or other similar power and authority to execute and deliver this Agreement and the other Transaction Documents to perform its obligations hereunder and thereunder to consummate the Transactions and the transactions contemplated by the other Transaction Documents. Such Buyer Party Board has adopted resolutions, by unanimous vote of the directors present at a meeting duly called at which a quorum of directors (or similar) of such Buyer Party was present, (i) approving the execution, delivery and performance of this Agreement and the other Transaction Documents and (ii) determining that entering into this Agreement is in the best interests of such Buyer Party and its stockholders. As of the date of this Agreement, such resolutions have not been amended or withdrawn. No other corporate action on the part of such Buyer Party is necessary, to authorize, adopt or approve, as applicable, this Agreement and the other Transaction Documents or to consummate the Transactions or the transactions contemplated by the other Transaction Documents. Such Buyer Party has duly executed and delivered this Agreement and the other Transaction Documents, and, assuming the due authorization, execution and delivery by the Company of this Agreement and the parties (other than such Buyer Party or its Subsidiaries) to the other Transaction Documents, constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms except, in each case, as enforcement may be limited by bankruptcy, insolvency, reorganization or similar Laws affecting creditors’ rights generally and by general principles of equity.

Section 3.03 No Conflicts; Consents.

(a) The execution and delivery by such Buyer Party of this Agreement and the other Transaction Documents does not, and the performance by such Buyer Party of its obligations hereunder and thereunder, and the consummation of the Transactions and the transactions contemplated by the other Transaction Documents will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation, any obligation to make an offer to purchase or redeem any Indebtedness or share capital or any loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of such Buyer Party under, any provision of (i) the governing or organizational documents of such Buyer Party, (ii) any contract, lease, license, indenture, note, bond, agreement, understanding, undertaking, concession, franchise or other instrument (in each case, to the extent legally binding on the parties thereto) (a “Contract”) to which such Buyer Party is a party or by which its properties or assets is bound or (iii) subject to the filings and other matters referred to in Section 3.03(b), any judgment, injunction, ruling, award, order or decree (“Judgment”) or statute, law (including common law), ordinance, rule, code or regulation (“Law”), in each case, applicable to such Buyer Party or its properties or assets, other than, in the case of clauses (ii) and (iii) above, any matters that, individually or in the aggregate, have not had a Buyer Material Adverse Effect.

(b) No governmental franchises, licenses, permits, authorizations, variances, exemptions, registrations, certificates, orders and approvals (each a “Permit” and collectively, the “Permits”), consent, approval, clearance, waiver or order (collectively, with the Permits, the “Consents” and each, a “Consent”) of or from, or registration, declaration, notice or filing made to or with, any federal, national, state, provincial or local, whether domestic, foreign or supranational government or any court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality, whether domestic, foreign or supranational (a “Governmental Entity”), is required to be obtained or made by or with respect to such Buyer Party in connection with the execution and delivery of this Agreement or its performance of its obligations hereunder or the consummation of the Transactions, other than (i) the filing with the SEC of such reports under, and such other compliance with, the Exchange Act and the Securities Act, and the rules and regulations thereunder, as may be required in connection with this Agreement and the Transactions, (ii) compliance with the NYSE and NASDAQ rules and regulations and (iii) such other matters that, individually or in the aggregate, have not had a Buyer Material Adverse Effect.

Section 3.04 Securities Matters. The Shares are being acquired by such Buyer Party for its own account, and not with a view to, or for the offer or sale in connection with, any public distribution or sale of the Shares or any interest in them. Such Buyer Party has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of its investment in the Shares, and such Buyer Party is capable of bearing the economic risks of such investment, including a complete loss of its investment in the Shares. Such Buyer Party acknowledges that the Shares have not been registered under the Securities Act, or any state securities Laws, and understands and agrees that it may not sell or dispose of any of the Shares except pursuant to a registered offering in compliance with, or in a transaction exempt from, the registration requirements of the Securities Act and any other applicable state, foreign or federal securities Laws.

Section 3.05 Litigation. There is no suit, action, arbitration or other proceeding pending or, to the Knowledge of the Buyer, threatened, against such Buyer Party in each case, as of the date of this Agreement, that, individually or in the aggregate, has had a Buyer Material Adverse Effect, nor is there any Judgment outstanding against or, investigation by any Governmental Entity pending or, to the Knowledge of the Buyer, threatened, involving such Buyer Party that, individually or in the aggregate, has had a Buyer Material Adverse Effect.

Section 3.06 Brokers’ Fees and Expenses. No broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of such Buyer Party.

Section 3.07 FIRPTA. Parent is not, and has not been at any time during the last five (5) years, a “United States real property holding corporation” within the meaning of Section 897 of the Code.

Section 3.08 Organization and Capitalization.

(a) Each Buyer Party is a direct or indirect wholly owned subsidiary of Parent and was formed solely for the purpose of engaging in the Transactions and the Transaction Documents. Other than as contemplated by this Agreement, no Buyer Party has carried on any business, conducted any operations or incurred any liabilities or obligations.

(b) The authorized capital stock of Parent consists solely of 2,000,000,000 shares of common stock with a par value $0.01 per share (the “NRZ Common Stock”), of which 141,434,905 shares of common stock were issued and outstanding as of February 20, 2015. All NRZ Shares paid as a portion of the Luxco 1A Share Consideration pursuant to the terms hereof shall have been duly authorized and validly issued, fully paid and nonassessable and shall not have been issued in violation of any preemptive rights and such shares are free and clear of any and all Liens.

(c) Except as described in the Filed Parent SEC Documents, as contemplated by the Transaction Documents or in connection with the transactions contemplated by the Transaction Documents, there is no outstanding option, warrant, call, right, or Contract of any character to which Parent is a party requiring, and there are no securities of Parent outstanding which upon conversion or exchange would require, the issuance of any NRZ Common Stock or other securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase NRZ Common Stock. Except as described in the Filed Parent SEC Documents, as contemplated by the Transaction Documents or in connection with the transactions contemplated by the Transaction Documents, Parent is not a party to any voting trust or other Contract with respect to the voting, redemption, sale, transfer or other disposition of NRZ Common Stock.

Section 3.09 No Other Representations or Warranties. Except for the representations and warranties contained in this Article III or in any certificate delivered by such Buyer Party to the Company in accordance with the terms hereof, the Company acknowledges that none of the Buyer Parties or any other Person on behalf of any Buyer Party makes any other express or implied representation or warranty in connection with the Transactions.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Buyer Parties that the statements contained in this Article IV are true and correct except (i) as set forth in the Company SEC Documents (including any amendments thereto) filed and publicly available after January 1, 2014 and prior to the date of this Agreement (the “Filed Company SEC Documents”) (provided that nothing disclosed in such Filed Company SEC Documents shall be deemed to be a qualification of or modification to the representations and warranties set forth in Section 4.01, Section 4.02, Section 4.03, Section 4.04, Section 4.05 and Section 4.22), excluding any disclosures in the Filed Company SEC Documents under the headings “Risk Factors” or “Forward-Looking Statements” or any other disclosures or risks therein to the extent that such disclosures are similarly cautionary, non-specific, predictive or forward-looking in nature, or (ii) as set forth in the disclosure letter delivered by the Company to the Buyer Parties at or before the execution and delivery by the Company of this Agreement (the “Company Disclosure Letter”). The Company Disclosure Letter shall be arranged in numbered and lettered sections corresponding to the numbered and lettered sections contained in this Article IV, and the disclosure in any section shall be deemed to qualify any other section in this Article IV to the extent that it is reasonably apparent from the text of such disclosures that such disclosure also qualifies or applies to such other section.

Section 4.01 Organization, Standing and Power. Each of the Company and each of the Company Subsidiaries is duly organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the laws of the jurisdiction in which it is organized (in the case of good standing, to the extent such jurisdiction recognizes such concept), except, in the case of the Company Subsidiaries where the failure to be so organized, exist or be in good standing, has not had, individually or in the aggregate, a Company Material Adverse Effect. Each of the Company and the Company Subsidiaries has all requisite power and authority to conduct its businesses as presently conducted, except where the failure to have such power or authority, individually or in the aggregate, has not had a Company Material Adverse Effect. Each of the Company and the Company Subsidiaries is duly qualified or licensed to do business in each jurisdiction where the nature of its business or the ownership or leasing of its properties make such qualification necessary, other than in such jurisdictions where the failure to be so qualified or licensed has not had, individually or in the aggregate, a Company Material Adverse Effect. The Company has made available to the Buyer Parties, prior to execution of this Agreement, true and complete copies of the organizational or governing documents of each of the Company Subsidiaries. None of the Company Subsidiaries is in violation of its organizational or governing documents.

Section 4.02 Company Subsidiaries.

(a) All of the outstanding share capital or voting securities of, or other equity interests in, each of Luxco 1A, Luxco 1B and each Transferred Subsidiary have been validly issued and are fully paid and nonassessable and are owned directly or indirectly by the Company, free and clear of all material Liens, excluding Permitted Liens, and free of any other restriction (including any restriction on the right to vote, sell or otherwise dispose of such share capital, voting securities or other equity interests), except for restrictions imposed by applicable securities laws. Section 4.02(a) of the Company Disclosure Letter sets forth, as of the date of this Agreement, a true and complete list of the Subsidiaries of Luxco 1A and Luxco 1B (the “Transferred Subsidiaries”), each such Transferred Subsidiary’s jurisdiction of incorporation and the class, number and percentage of its authorized, issued and outstanding share capital, if any, that are not owned by the Company or a Company Subsidiary.

(b) As of the date of this Agreement, except for the capital stock and voting securities of, and other equity interests in, the Company Subsidiaries, none of the Company or any Company Subsidiary owns, directly or indirectly, any share capital or voting securities of, or other equity interests in, or any interest convertible into or exchangeable or exercisable for, any share capital or voting securities of, or other equity interests in, any firm, corporation, partnership, company, limited liability company, trust, joint venture, association or other entity.

Section 4.03 Capital Structure.

(a) The Company is the legal and beneficial owner of the Shares and such Shares constitute all of the issued and outstanding shares in the capital of each of Luxco 1A and Luxco 1B, respectively. Except as set forth in this Section 4.03(a), no share capital or voting securities of, or other equity interests in, either Luxco 1A or Luxco 1B were issued, reserved for issuance or outstanding. From the close of business on February 13, 2015 to the date of this Agreement, there have been no issuances by either Luxco 1A or Luxco 1B of share capital or voting securities of, or other equity interests in, Luxco 1A or Luxco 1B. Except as set forth in Section 4.03(a) of the Company Disclosure Letter, there is no secured Indebtedness of the Company outstanding that would give rise to a consent right of a secured creditor.

(b) All outstanding Shares are duly authorized, validly issued, fully paid and nonassessable and not subject to, or issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the Laws of Luxembourg, the organizational or governing documents of each of Luxco 1A or

Luxco 1B, as applicable, or any Contract to which Luxco 1A or Luxco 1B is a party or otherwise bound. Except as set forth above in this Section 4.03, there are not issued, reserved for issuance or outstanding, and there are not any outstanding obligations of any Company Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, (x) any share capital or voting securities of, or other equity interests in, any Company Subsidiary or any securities of any Company Subsidiary convertible into or exchangeable or exercisable for shares of share capital or voting securities of, or other equity interests in, any Company Subsidiary, (y) any warrants, calls, options or other rights to acquire from any Company Subsidiary, or any other obligation of any Company Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, any share capital or voting securities of, or other equity interests in, any Company Subsidiary or (z) any rights issued by or other obligations of any Company Subsidiary that are linked in any way to the price of any class of Company share capital or any shares of share capital or voting securities of, or other equity interests in, any Company Subsidiary, the value of any Company Subsidiary or any part of any Company Subsidiary or any dividends or other distributions declared or paid on any share capital or voting securities of, or other equity interests in, any Company Subsidiary. There are not any outstanding obligations of any of the Company Subsidiaries to repurchase, redeem or otherwise acquire any shares of share capital or voting securities or other equity interests of any Company Subsidiary or any securities, interests, warrants, calls, options or other rights referred to in clause (x), (y) or (z) of the immediately preceding sentence. There are no debentures, bonds, notes or other Indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which the Company’s shareholders may vote (“Company Voting Debt”). None of the Company or any of the Company Subsidiaries is a party to any voting agreement with respect to the voting of any share capital or voting securities of, or other equity interests in, the Company. None of the Company or any of the Company Subsidiaries is a party to any agreement pursuant to which any Person is entitled to elect, designate or nominate any director of the Company or any of the Company Subsidiaries.

Section 4.04 Authority; Execution and Delivery; Enforceability. The Company has all requisite corporate power and authority to execute and deliver this Agreement and the other Transaction Documents, to perform its obligations hereunder and thereunder and to consummate the Transactions and the transactions contemplated by the other Transaction Documents. The Company Board has adopted resolutions, by unanimous vote of the directors present at a meeting duly called at which a quorum of directors of the Company was present, (i) approving the execution, delivery and performance of this Agreement and the other Transaction Documents and (ii) determining that entering into this Agreement is in the best interests of the Company and its shareholders. As of the date of this Agreement, such resolutions have not been amended or withdrawn. No other corporate action on the part of the Company is necessary to authorize, adopt or approve, as applicable, this Agreement and the other Transaction Documents or to consummate the Transactions or the transactions contemplated by the other Transaction Documents. The Company has duly executed and delivered this Agreement and the other Transaction Documents, and, assuming the due authorization, execution and delivery by the Buyer Parties of this Agreement and the parties (other than the Company or its Subsidiaries) to the other Transaction Documents, constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar Laws affecting creditors’ rights generally and by general principles of equity.

Section 4.05 No Conflicts; Consents.

(a) The execution and delivery by the Company of this Agreement does not, and the performance by it of its obligations hereunder and the consummation of the Transactions will not, conflict with, or result in any violation of or default, facility early amortization event or target amortization event (in any case, with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation, amortization or acceleration of any obligation, any obligation to make an offer to purchase or redeem any Indebtedness or share capital or any loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of the Company or any Company Subsidiary under, any provision of (i) the Company Articles or the comparable charter or organizational documents of any Company Subsidiary, (ii) any Contract to which the Company or any Company Subsidiary is a party or by which any of their respective properties or assets is bound or any Company Permit or (iii) subject to the filings and other matters referred to in Section 4.05(b), any Judgment or Law, in each case, applicable to the Company or any Company Subsidiary or their respective properties or assets other than, in the case of clauses (ii) and (iii) above, any matters that, individually or in the aggregate, have not had a Company Material Adverse Effect.

(b) No Consent of or from, or registration, declaration, notice or filing made to or with any Governmental Entity is required to be obtained or made by or with respect to the Company or any Company Subsidiary in connection with the execution and delivery of this Agreement or its performance of its obligations hereunder or the consummation of the Transactions, other than (i) the filing with the SEC of such reports under, and such other compliance with, the Exchange Act and the Securities Act, and the rules and regulations thereunder, as may be required in connection with this Agreement and the Transactions; (ii) compliance with the NYSE and NASDAQ rules and regulations; and (iii) such other matters that, individually or in the aggregate, have not had a Company Material Adverse Effect.

Section 4.06 SEC Documents; Financial Information; Undisclosed Liabilities.

(a) The Company has furnished or filed all certificates, reports, forms, statements and other documents (including any amendments, exhibits, schedules and other information incorporated therein) required to be furnished or filed by the Company with the SEC since January 1, 2013 (such documents, together with any documents furnished or filed with the SEC during such period by the Company, being collectively referred to as the “Company SEC Documents”). As of the date of this Agreement, there are not outstanding or unresolved comments in comment letters received from the SEC with respect to the Company SEC Documents.

(b) Each Company SEC Document (i) at the time filed, complied in all material respects with the requirements of SOX and the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Company SEC Document and (ii) did not at the time it was filed (or if amended or superseded by a filing or amendment prior to the date of this Agreement, then at the time of such filing or amendment) contain any untrue statement of a material fact or not omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the consolidated financial statements

(including all related notes) of the Company included in the Company SEC Documents complied at the time it was filed as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, was prepared in accordance with United States generally accepted accounting principles (“GAAP”) (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC or other rules and regulations of the SEC) applied on a consistent basis during the periods involved (except (i) as may be indicated in the notes thereto or (ii) as permitted by Regulation S-X) and fairly presented in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations, cash flows and changes in equity for the periods shown (subject, in the case of unaudited statements, to normal year-end audit adjustments not material in amount).

(c) Except (i) as reflected or reserved against in the Company’s consolidated unaudited balance sheet as of September 30, 2014 (or the notes thereto) included in the Filed Company SEC Documents, (ii) for liabilities and obligations incurred in connection with or expressly contemplated by this Agreement, (iii) for liabilities and obligations that have been incurred in the ordinary course of business since September 30, 2014 and (iv) for liabilities and obligations that have been discharged or paid in full in the ordinary course of business, none of the Company or any Company Subsidiary has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise), that individually or in the aggregate, have had a Company Material Adverse Effect.

(d) Each of the principal executive officer of the Company and the principal financial officer of the Company (or each former principal executive officer of the Company and each former principal financial officer of the Company, as applicable) has made all applicable certifications required by Rule 13a-14 or Rule 15d-14 under the Exchange Act and Sections 302 and 906 of SOX with respect to the Company SEC Documents, and the statements contained in such certifications are true and accurate as of the date of such certifications. None of the Company or any of the Company Subsidiaries has outstanding, or has arranged any outstanding, “extensions of credit” to directors or executive officers within the meaning of Section 402 of SOX.

(e) The Company maintains a system of “internal control over financial reporting” (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) sufficient to provide reasonable assurance (i) that transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP consistently applied, (ii) that transactions are executed only in accordance with the authorization of management and (iii) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of the Company’s properties or assets.

(f) The “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) utilized by the Company are reasonably designed to ensure that material information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that all such information required to be disclosed is accumulated and communicated to the management of the Company, as appropriate, to allow timely decisions regarding required disclosure and to enable the chief executive officer and chief financial officer of the Company to make the certifications required under the Exchange Act with respect to such reports.

(g) None of the Company or any of the Company Subsidiaries is a party to, or has any commitment to become a party to, any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K under the Exchange Act), where the result, purpose or intended effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any of the Company Subsidiaries in the Company’s or such Company Subsidiary’s published financial statements or other Company SEC Documents.

(h) The Company has disclosed, based on the most recent evaluation of its principal executive officer and its principal financial officer prior to the date of this Agreement, to the Company’s auditors and the audit committee of the Company Board (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which could reasonably be expected to adversely affect the Company’s ability to record, process, summarize and report financial information in any material respect and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

(i) None of the Company Subsidiaries is, or has at any time since January 1, 2013 been, subject to the reporting requirements of Section 13(a) or Section 15(d) of the Exchange Act.

Section 4.07 Absence of Certain Changes or Events. From December 31, 2013 until the date of this Agreement, there has not occurred a Company Material Adverse Effect. From September 30, 2014 to the date of this Agreement, each of the Company and the Company Subsidiaries has conducted its respective business in the ordinary course of business.

Section 4.08 Taxes.

(a) (i) Each of the Company and each Company Subsidiary has timely filed, taking into account any extensions, all material Tax Returns required to have been filed and such Tax Returns are accurate and complete in all material respects; (ii) each of the Company and each Company Subsidiary has paid all material amounts of Taxes required to have been paid by it (whether or not shown on any Tax Return) other than Taxes that are not yet due or that are being contested in good faith in appropriate proceedings and have been adequately reserved under GAAP in the most recent audited financial statements of the Company; (iii) as of the date of this Agreement, (A) no deficiency for any material amount of Taxes has been (1) asserted or assessed by a taxing authority against the Company or any Company Subsidiary that has not been satisfied or (2) to the Knowledge of the Company, threatened against the Company or any Company Subsidiary, and (B) there is no action, suit, investigation or audit now pending or, to the Knowledge of the Company, proposed or threatened against or with respect to the Company or any Company Subsidiary in respect of any material Tax or Tax matter; (iv) none of the Company or any Company Subsidiary has failed to withhold, collect, or timely remit any material amounts required to have been withheld, collected and remitted in respect of Taxes with respect to any payments to a vendor, employee, independent contractor, creditor, shareholder, or any other Person; (v) none of the Company or any Company Subsidiary is subject to Tax in a jurisdiction in which it does not file income Tax Returns, and as of the date of this Agreement, no written claim has been made by any taxing authority that the Company or any Company Subsidiary is or may be subject to taxation in a jurisdiction in which it does not file Tax Returns; and (vi) none of the Company or any Company Subsidiary has any liability for a material amount of Taxes of any Person (other than the Company and the Company Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of local, state or foreign Law), as a transferee or successor, by contract (other than any credit agreement), or otherwise.

(b) None of the Company or any Company Subsidiary is a party to or is bound by any Tax sharing, allocation, indemnification or similar agreement or arrangement (other than such an agreement or arrangement exclusively between or among the Company and wholly owned Company Subsidiaries, or any credit agreement). None of the Company or any Company Subsidiary is or has been a member of an affiliated group filing consolidated or combined Tax Returns (other than a group of which the Company or a Company Subsidiary is or was the common parent).

(c) None of the Company or any Company Subsidiary has been a “distributing corporation” or a “controlled corporation” in a distribution intended to qualify for tax-free treatment under Section 355 of the Code.

(d) None of the Company or any Company Subsidiary has participated in any “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4 (or a similar provision of local, state or foreign Law).

(e) As of the date of this Agreement, there are no agreements, waivers or comparable consents extending the statutory period of limitation applicable to any material Taxes of the Company or any Company Subsidiary for any period that is currently in effect. There is no power of attorney given by or binding upon the Company or any Company Subsidiary with respect to Taxes for any period for which the statute of limitations (including any waivers or extensions) has not yet expired.

(f) There are no liens for Taxes upon any property or assets of the Company or any Company Subsidiary, except for Permitted Liens.

(g) Neither the Company nor any Company Subsidiary has entered into any closing agreement pursuant to Section 7121 of the Code (or any predecessor provision) or any similar provision of any state, local or foreign law that is or would be binding on any Buyer Party, the Company or any Company Subsidiary after the Closing. None of the Company or any Company Subsidiary is the subject of or bound by, or is negotiating or has pending a request for, any private letter ruling, technical advice memorandum or similar ruling, memorandum or agreement with any taxing authority that is or would be binding on any Buyer Party, the Company or any Company Subsidiary after the Closing.

(h) Neither the Company nor any Company Subsidiary (other than HLSS Roswell, LLC and its U.S. subsidiaries), is, or within the last three (3) years has been, treated as engaged in a trade or business within the United States within the meaning of Sections 864(b), 871(b), 875, 882 or 884 of the Code.

(i) Neither HLSS Luxco 2A S.à r.l. nor HLSS Luxco 3A Finance S.à r.l. has made any election on IRS Form 8832 or otherwise regarding its entity classification for U.S. federal income tax purposes.

Section 4.09 Employee Benefits Matters.

(a) Section 4.09(a) of the Company Disclosure Letter sets forth a true, correct and complete list of each Company Benefit Plan. The Company has made available to the Buyer Parties with respect to each Company Benefit Plan (in each case to the extent applicable): (i) a copy of the plan document, including all currently effective amendments thereto (or a detailed written description of the Company Benefit Plan or any such amendment to the extent not reduced to writing); (ii) the most recent summary plan description and all currently effective summaries of material modifications; (iii) the most recent IRS determination, notification or opinion letter; (iv) each trust agreement, insurance contract, or other document relating to the funding or payment of benefits; and (v) the three most recent annual reports on Form 5500 and the most recent actuarial report, financial statement or valuation report.

(b) Each Company Benefit Plan has been maintained, operated, and administered in material compliance with its terms and any related documents or agreements and in material compliance with all applicable Laws.

(c) Each Company Benefit Plan intended to be qualified under Section 401(a) of the Code is so qualified and has been determined by the IRS to be so qualified, and each trust created thereunder has been determined by the IRS to be exempt from Tax under the provisions of Section 501(a) of the Code, and nothing has occurred since the date of any such determination that could reasonably be expected to give the IRS grounds to revoke such determination.

(d) There are no suits, claims, proceedings, actions, governmental audits or investigations that are pending or, to the Knowledge of the Company, threatened, against or involving any Company Benefit Plan or asserting any rights to or claims for benefits under any Company Benefit Plan (other than routine claims for benefits). No non-exempt “prohibited transaction” (within the meaning of Section 4975 of the Code and Section 406 of ERISA) has occurred or is reasonably expected to occur with respect to any Company Benefit Plan.

(e) Neither the Company nor any ERISA Affiliate currently has, or has ever had, an obligation to contribute to a “defined benefit plan” as defined in Section 3(35) of ERISA, a pension plan subject to the funding standards of Section 302 of ERISA or Section 412 of the Code or a “multiemployer plan” as defined in Section 3(37) of ERISA or Section 414(f) of the Code. No material liability under Title IV or Section 302 of ERISA has been incurred by the Company or any ERISA Affiliate that has not been satisfied in full, and no condition exists that could reasonably be expected to present a material risk to the Company or any ERISA Affiliate of incurring any such liability.

(f) No Company Benefit Plan provides for post-retirement or other post-employment welfare benefits (other than health care continuation coverage as required by Section 4980B of the Code or similar state Law or coverage through the end of the calendar month in which a termination of employment occurs).

(g) Neither the execution of this Agreement nor the consummation of the Transactions will (either alone or as a result of termination of employment or service) (i) entitle any current or former employee, director, independent contractor, consultant or leased employee of the Company or any Company Subsidiary to any payment of compensation or benefits; (ii) increase the amount of compensation or benefits due to any such individual; (iii) accelerate the vesting, funding or time of payment of any compensation, equity award or other benefit; or (iv) result in the payment of any amount that would not be deductible under Section 280G of the Code.

(h) Each Company Benefit Plan, and any award thereunder, that is subject to Sections 409A or 457A of the Code is in compliance with all applicable requirements of Sections 409A and 457A of the Code. Neither the Company nor any Company Subsidiary has any obligation to gross-up, indemnify or otherwise reimburse any of their respective current or former employees, directors, independent contractors, consultants or leased employees for any Tax incurred by such individual, including under Sections 409A, 457A or 4999 of the Code, or any interest or penalty related thereto.

(i) Each Company Benefit Plan that is maintained outside of the United States primarily in respect of any current or former employees, directors, independent contractors, consultants or leased employees of the Company or any Company Subsidiary who are located outside of the United States (i) has been maintained in material compliance with its terms and applicable Laws, (ii) if intended to qualify for special tax treatment, meets all the requirements for such treatment and (iii) if required, to any extent, to be funded, book-reserved or secured by an insurance policy, is fully funded, book-reserved or secured by an insurance policy, as applicable, based on reasonable actuarial assumptions in accordance with applicable accounting principles.

Section 4.10 Litigation.

(a) There is no litigation, suit, action, arbitration or other proceeding pending as of the date of this Agreement or, to the Knowledge of the Company, threatened as of the date of this Agreement, against the Company, any Company Subsidiary or the Purchased Assets, the Assumed Liabilities or, to the Knowledge of the Company, Ocwen or any Subsidiary of Ocwen or any of their respective properties, assets, directors, officers or employees that, individually or in the aggregate, has had a Company Material Adverse Effect, nor is there any Judgment outstanding against or investigation by any Governmental Entity pending as of the date of this Agreement or, to the Knowledge of the Company, threatened as of the date of this Agreement involving, the Company, any Company Subsidiary, any Purchased Assets, the Assumed Liabilities or, to the Knowledge of the Company, Ocwen or any Subsidiary of Ocwen or any of their respective properties, assets, directors, officers or employees that, individually or in the aggregate, has had a Company Material Adverse Effect.

(b) Section 4.10(b) of the Company Disclosure Letter sets forth, as of the date of this Agreement, a true, correct and complete list of each litigation, suit, action, arbitration, other proceeding and Judgment that (i) resulted in any criminal sanctions to the Company or any of the Company Subsidiaries, (ii) within the last three years resulted in a Judgment requiring payments in excess of $500,000, in each case by or against the Company, any of the Company

Subsidiaries or, in their capacity as such, any of their respective officers, directors or employees, or (iii) imposed any injunctive relief with respect to, or that has required the Company or any of the Company Subsidiaries to alter, its business practices.

Section 4.11 Compliance with Applicable Laws.

(a) (i) Except as would not reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole, none of the Company, any Company Subsidiary or their respective Affiliates or (ii) to the Knowledge of the Company, except as would not reasonably be expected to have a Company Material Adverse Effect, no service provider acting on behalf of the foregoing, Ocwen or any Subsidiary of Ocwen, in each case, is or has during the past three (3) years until the date of this Agreement, been in conflict with, in default with respect to or in violation of any Law applicable to such Persons or by which any property or asset of such Persons (including the Purchased Assets and the Assumed Liabilities) is bound, nor has the Company or any Company Subsidiary received, any written notice from any Governmental Entity with respect to the Company, any Company Subsidiary, the Purchased Assets or the Assumed Liabilities that (A) alleges or relates to any material violation or noncompliance (or that any of such Persons is under investigation or the subject of an inquiry by any such Governmental Entity for such alleged material violation or noncompliance by such Persons) with any applicable Law or (B) would be reasonably likely to result in a material fine, assessment or cease and desist order, or the suspension, revocation or material limitation or restriction of any permit. Except as would not reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole, neither the Company nor any Company Subsidiary nor, to the Knowledge of the Company, to the extent reasonably related to the business, operations or activities of the Company or any Company Subsidiary, Ocwen or any Subsidiary of Ocwen, in each case, has, during the past three (3) years until the date of this Agreement, entered into any agreement or settlement with any Governmental Entity with respect to its noncompliance with, or violation of, any applicable Law.

(b) Each of the Company and the Company Subsidiaries has all permits required to own, lease and operate their properties and conduct their businesses in all material respects as currently conducted (“Company Permits”), and there has occurred no violation of, suspension, reconsideration, imposition of penalties or fines, imposition of additional conditions or requirements, default (with or without notice or lapse of time or both) under, or event giving rise to any right of termination, amendment or cancellation of, with or without notice or lapse of time or both, any such Company Permit, except as has not had, individually or in the aggregate, a Company Material Adverse Effect.

(c) Since January 1, 2012, (i) none of the Company, any Company Subsidiary or any officer, director, or, to the Knowledge of the Company, employee of the Company or Company Subsidiary or any of their respective agents or representatives (A) has directly or indirectly offered, promised or made any contribution, gift, bribe, rebate, payoff, influence payment, kickback or other payment in respect of the Company or any of its Subsidiaries to any Person, private or public, regardless of what form, (B) is or has otherwise been in violation of any applicable anti-bribery, anti-corruption or similar Laws, including the U.S. Foreign Corrupt Practices Act of 1977 (15 U.S.C. § 78dd-1, et seq.) and the UK Bribery Act 2010 except as would not reasonably be expected to be material to the Company and the Company Subsidiaries, taken as a whole or (C) has received any notice from, or voluntarily provided any notice to, a Governmental Entity with respect to or otherwise affecting the Company or its Subsidiaries that alleges any of the foregoing; and (ii) the Company and each Company Subsidiary has complied and is in compliance in all material respects with applicable provisions of the U.S. export, anti-boycott, and sanctions laws, and regulations implemented thereunder.

Section 4.12 Environmental Matters.

(a) The Company and the Company Subsidiaries are in compliance with all applicable Environmental Laws, and to the Knowledge of the Company, none of the Company or any Company Subsidiary has received any written communication from a Governmental Entity that alleges that the Company or any Company Subsidiary is in violation of, or has liability under, any Environmental Law or any Permit issued pursuant to Environmental Law, except for such noncompliance, violation or liability as, individually or in the aggregate, have not had a Company Material Adverse Effect.

(b) The Company and the Company Subsidiaries have obtained and are in compliance with all Permits issued pursuant to any applicable Environmental Law applicable to the Company, the Company Subsidiaries and the Leased Real Property and all such Permits are valid and in good standing, in each case, except as, individually or in the aggregate, have not had a Company Material Adverse Effect; and no such material Permit will be subject to any material modification or revocation as a result of the Transactions.

(c) There are no material Environmental Claims pending or, to the Knowledge of the Company, threatened against the Company or any of the Company Subsidiaries.

(d) To the Knowledge of the Company, there have been no Releases of any Hazardous Substance at any Leased Real Property that could reasonably be expected to form the basis of any Environmental Claim against the Company or any of the Company Subsidiaries or against any Person whose liabilities for such Environmental Claims the Company or any of the Company Subsidiaries has retained or assumed, either contractually or by operation of Law other than such matters as, individually or in the aggregate, have not had a Company Material Adverse Effect.

(e) To the Knowledge of the Company, none of the Company or any of the Company Subsidiaries has entered into any agreement relating to the sale of any subsidiary, business unit or property, pursuant to which the Company or any Company Subsidiary has retained or assumed any liabilities or obligations pursuant to Environmental Law, that would reasonably be expected to subject the Company or any of the Company Subsidiaries to an Environmental Claim, except as, individually or in the aggregate, has not had a Company Material Adverse Effect.

(f) As used herein:

(i) “Environmental Claim” means any administrative, regulatory or judicial actions, suits, orders, demands, directives, claims, liens, investigations, proceedings or written or oral notices of noncompliance or violation by or from any

Person alleging liability of whatever kind or nature arising out of, based on or resulting from (A) the presence or Release of, or exposure to, any Hazardous Substance at any location; or (B) the failure to comply with any Environmental Law or any Permit issued pursuant to Environmental Law.

(ii) “Environmental Laws” means all federal, state, local and foreign Laws concerning pollution or protection of the environment, including all those relating to the treatment, storage, disposal, Release, threatened Release, control or cleanup of any Hazardous Substances, as such of the foregoing are promulgated and in effect on or prior to the Closing Date.

(iii) “Hazardous Substance” means any substance whether solid, liquid or gaseous in nature (A) the presence of which requires notification, investigation, or remediation under any applicable Environmental Law; (B) which is defined as “toxic”, a “hazardous waste”, “hazardous material” or “hazardous substance” or “pollutant” or “contaminant” under any applicable Environmental Law; (C) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and is regulated by any Governmental Entity with jurisdiction over the substance in the relevant location; (D) which contains gasoline, diesel fuel or other petroleum hydrocarbons; or (E) which contains polychlorinated biphenyls (PCBs) or asbestos or urea formaldehyde foam insulation.

(iv) “Release” means any actual release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the environment (including ambient air, surface water, groundwater, land surface or subsurface strata).

Section 4.13 Contracts.

(a) As of the date of this Agreement, none of the Company or any Company Subsidiary is a party to any Contract required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act (a “Filed Company Contract”) that has not been so filed.

(b) Except for Filed Company SEC Documents (including, solely for this purpose, any exhibits or schedules incorporated by reference therein) (other than in the case of Section 4.13(b)(i) below), Section 4.13(b) of the Company Disclosure Letter sets forth, as of the date of this Agreement, a true and complete list, and the Company has made available to the Buyer Parties prior to the date of this Agreement true and complete copies, of:

(i) each Contract to which the Company or any of the Company Subsidiaries is a party that restricts in any material respect the ability of the Company or any Company Subsidiaries to compete in any line of business, product, service or geographic area;

(ii) each Contract (A) pursuant to which any material amount of Indebtedness of the Company or any of the Company Subsidiaries is outstanding or may be incurred by its terms, other than any such agreement solely between or among the

Company and the wholly owned Company Subsidiaries or between or among wholly owned Company Subsidiaries (B) that grants a Lien, other than a Permitted Lien, on any material property or assets of the Company or any Company Subsidiary, (C) that restricts the granting of Liens on any material property or asset of the Company or any Company Subsidiary or the incurrence or guaranteeing of any Indebtedness, (D) that provides for or relates to any interest, currency or hedging, derivatives or similar arrangements or (E) that restricts payment of dividends or any distributions in respect of the equity interests of the Company or any Company Subsidiary;

(iii) each partnership, limited liability company, joint venture or similar Contract to which the Company or any of the Company Subsidiaries is a party relating to the formation, creation, operation, management or control of any partnership or joint venture or to the ownership of any equity interest in any entity or business enterprise other than the Company Subsidiaries or securities held for investment by the Company or the Company Subsidiaries in the ordinary course of business;

(iv) each Contract between the Company or any Company Subsidiary, on the one hand, and, on the other hand, any (A) executive, officer or director of either the Company or any of the Company Subsidiaries or any person that has served as such an executive, officer or director within the last five (5) years or any of such officer’s or director’s immediate family members, (B) record or beneficial owner of more than 5% of the Shares outstanding as of the date of this Agreement or (C) to the Knowledge of the Company, any affiliate of any such officer, director or owner (other than the Company or any of the Company Subsidiaries), in each case, other than those Contracts filed as exhibits to any Filed Company SEC Documents;

(v) each Contract (or group of related Contracts) relating to the disposition or acquisition by the Company or any of the Company Subsidiaries, with obligations remaining to be performed or liabilities continuing after the date of this Agreement or that was entered into on or after January 1, 2012, of any business or any assets for consideration of at least $2 million;

(vi) any Contract (or group of related Contracts) (A) for the use or licensing of material Intellectual Property Rights granted by the Company or any Company Subsidiary to any Person and/or (B) for the use of licensing of material Intellectual Property Rights granted by any Person to the Company or any Company Subsidiary;

(vii) each material hedge, collar, option, forward purchasing, swap, derivative, or similar Contract, in each case, other than any such Contract entered into in the ordinary course of business;

(viii) each Contract (or group of related Contracts) containing any “standstill” provisions or provisions of similar effect to which the Company or any of the Company Subsidiaries is a party or of which the Company or any of the Company Subsidiaries is a beneficiary;

(ix) each contract relating to a Company Affiliate Transaction;

(x) each Contract (or group of related Contracts) to which the Company or any Company Subsidiary is a party that involved aggregate payments during calendar year 2014 or could reasonably be expected to involve aggregate payments during any subsequent twelve-month period of at least $1 million; provided that the following Contracts shall not be required to be listed on Section 4.13(b) of the Company Disclosure Letter, shall not be required to made available to the Buyer Parties pursuant to this Section 4.13(b), and shall not be deemed a “Material Contract” for any purposes hereunder (whether or not a Filed Company Contract): (1) any Company Benefit Plan and (2) any Contract between the Company, on the one hand, and one or more wholly owned Company Subsidiaries, on the other hand, or between one or more Company Subsidiaries (any such Contract in clauses (1) and (2), an “Excluded Contract”); and

(xi) each Assumed Contract.

Each Contract described in this Section 4.13(b) and each Filed Company Contract, in each case, other than any Excluded Contract, is referred to herein as a “Material Contract.”

(c) Except for matters which, individually or in the aggregate, have not had a Company Material Adverse Effect, (i) each Material Contract is a valid, binding and legally enforceable obligation of the Company or one of the Company Subsidiaries, as the case may be, and, to the Knowledge of the Company, of the other parties thereto, except, in each case, as enforcement may be limited by bankruptcy, insolvency, reorganization or similar Laws affecting creditors’ rights generally and by general principles of equity, (ii) each such Material Contract is in full force and effect, and (iii) none of the Company or any of the Company Subsidiaries is (with or without notice or lapse of time, or both) in breach, subject to a target amortization event, subject to a facility early amortization event or in default (or has received any notice alleging any such breach, event or default) under any Material Contract and, to the Knowledge of the Company, no other party to any Material Contract is (with or without notice or lapse of time, or both) in breach or default thereunder and no event of default, facility early amortization event or target amortization event (if applicable) has occurred and is continuing thereunder.

Section 4.14 Properties.

(a) None of the Company or any Company Subsidiary owns any real property.

(b) Section 4.14(b) of the Company Disclosure Letter contains, as of the date of this Agreement, a true and complete list of the names of the fee owners, landlords, tenants, subtenants and sub-subtenants, as applicable, of all real property which is leased, subleased, sub-subleased, or licensed to, or otherwise occupied by, the Company and the Company Subsidiaries, as applicable (collectively, including the Improvements thereon, the “Leased Real Property”), and sets forth a description of any and all leases, subleases, sub-subleases, licenses and purchase options to which the Company or any Company Subsidiary is a party with respect thereto (collectively, the “Real Estate Leases”). True and complete copies of all Real Estate Leases

(including all modifications, amendments, supplements, waivers and side letters thereto) have been made available to the Buyer Parties.

(c) To the Knowledge of the Company, there are no facts or conditions affecting any of the buildings, structures, fixtures and improvements (the “Improvements”) located on the Leased Real Property that, in the aggregate, would reasonably be expected to materially interfere with the Company’s and/or its Subsidiaries’ current use, occupancy or operation of the Leased Real Property taken as a whole.

(d) Each Real Estate Lease (i) is in full force and effect and constitutes the valid and legally binding obligation of the Company or the applicable Company Subsidiary which is a party thereto, as applicable, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar Laws affecting creditors’ rights generally and by general principles of equity, (ii) has not been amended or modified in any material respect except as reflected in the modifications, amendments, supplements, waivers and side letters thereto made available to the Buyer Parties and (iii) except with respect to any Permitted Liens granted under the terms of any of the Real Estate Leases, has not been assigned in any manner by the Company or any of the applicable Company Subsidiaries.

(e) Neither the Company nor any of the Company Subsidiaries has received a notice of default under any Real Estate Lease during the last six (6) months which remains uncured.

Section 4.15 Intellectual Property.

(a) Section 4.15(a) of the Company Disclosure Letter sets forth a complete and correct (in all material respects) list, as of the date of this Agreement, of all subsisting registrations and applications for registration of Intellectual Property Rights owned by the Company and the Company Subsidiaries (“Registered Intellectual Property Rights”).

(b) Except, in each case, in respects that, individually or in the aggregate, have not had a Company Material Adverse Effect, the Company or a Company Subsidiary owns of record, beneficially owns and/or is licensed or otherwise has the right to use all Intellectual Property Rights necessary to conduct, or material to, any material business of the Company and the Company Subsidiaries; provided, however, that the foregoing representation and warranty shall not apply to infringement, misappropriation, or unauthorized use of third-party Intellectual Property Rights. The Company or a Company Subsidiary, as disclosed in Section 4.15(b) of the Company Disclosure Letter, is the owner of all other Registered Intellectual Property Rights, in each case free and clear of all Liens other than Permitted Liens. The Registered Intellectual Property Rights are subsisting and, to the Company’s Knowledge, valid and in full force and effect, except, in each case, in respects that, individually or in the aggregate, have not had a Company Material Adverse Effect.

(c) To the Knowledge of the Company, as of the date of this Agreement, the operation of the business of the Company and the Company Subsidiaries as presently conducted does not infringe, misappropriate or make unauthorized use of, in any material respect, any

Intellectual Property Rights of third parties, and there is no material suit, action or other proceeding pending or threatened in writing that alleges that the use of Intellectual Property Rights by the Company and the Company Subsidiaries infringes, misappropriates or constitutes the unauthorized use of any Intellectual Property Rights of third parties.

(d) To the Knowledge of the Company, as of the date of this Agreement, the Registered Intellectual Property Rights are not being infringed in any material respect by any Person, and there are no material suits, actions or other proceedings pending, for which notice has been provided to the Company or any Company Subsidiary, or threatened in writing, challenging the Company’s or any Company Subsidiary’s ownership of or right to use, or the validity or enforceability or patentability of, any material Intellectual Property Rights.

(e) The Company and the Company Subsidiaries take commercially reasonable measures to protect and preserve the confidentiality of all trade secrets and other material confidential information that are owned by the Company or any Company Subsidiaries. The Company and each Company Subsidiary has a policy to secure valid written assignments or other written confirmations from all consultants, contractors and employees who contribute or have contributed to the creation or development of any material Intellectual Property Right owned or purported to be owned by the Company or any Company Subsidiary of all the rights to such contributions that the Company or any Company Subsidiary does not already own by operation of Law.

Section 4.16 Labor Matters.

(a) None of the employees of the Company or any Company Subsidiary is represented by a union and, to the Knowledge of the Company, no union organizing efforts have been conducted or are now being conducted. None of the Company or any Company Subsidiary is a party to any collective bargaining agreement, labor union contract, trade union agreement or foreign works council contract. None of the Company or any Company Subsidiary has entered into any agreement, arrangement or understanding, whether written or oral, with any union, trade union, works council or other employee representative body or any material number or category of its employees which would prevent, restrict or materially impede the consummation of the Transactions, require advance notification with respect to the Transactions, or the implementation of any layoff, redundancy, severance or similar program within its or their respective workforces (or any part of them).

Section 4.17 Insurance. Each insurance policy of the Company or any Company Subsidiary is in full force and effect and was in full force and effect during the periods of time such insurance policy is purported to be in effect, and neither the Company nor any of the Company Subsidiaries is (with or without notice or lapse of time, or both) in breach or default (including any such breach or default with respect to the payment of premiums or the giving of notice) under any such policy, except in respects that, individually or in the aggregate, have not had a Company Material Adverse Effect. There is no material claim by the Company or any of the Company Subsidiaries pending as of the date of this Agreement under any such policies that has been denied or disputed by the insurer other than denials and disputes in the ordinary course of business.

Section 4.18 Affiliated Transactions.

(a) As of the date of this Agreement, no Related Person is a party to any Contract with or binding upon the Company or its Subsidiaries (other than employment agreements and Filed Company Contracts which have been filed prior to the date of this Agreement) or any of their respective properties or assets or has any material interest in any property used by the Company or the Company Subsidiaries or has engaged in any transaction, or series of similar transactions, agreements, arrangements or understandings (nor are there any currently proposed transactions, or series of similar transactions, agreements, arrangements or understandings) with any of the foregoing since January 1, 2012, except, in the case of the Persons described in clause (i) of Section 4.18(c) as would not be required to be disclosed under Item 404 of Regulation S-K under the Securities Act (each of the foregoing, but without giving effect to the exclusion for Filed Company Contracts, a “Company Affiliate Transaction”).

(b) Section 4.18(b) of the Company Disclosure Letter lists each Contract (other than a Filed Company Contract which has been filed prior to the date of this Agreement) that is in effect as of the date of this Agreement between or among the Company or any Company Subsidiary, on the one hand, and any Related Person, on the other hand, (i) pursuant to which the Company or any of its Affiliates has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) to a Related Person or (ii) otherwise provides for any material payments to be received by a Related Person.

(c) A “Related Person” shall mean (i) each present or former director, officer, shareholder, partner, member or employee of the Company or any Affiliate of the Company and (ii) each of Ocwen and Altisource and their respective Representatives.

Section 4.19 Servicer Capacity. None of the Company or any Company Subsidiary is party to any Contract pursuant to which the Company or any Company Subsidiary has any obligations to any Person to service any residential mortgage loans. None of the Company or any Company Subsidiary is party to any Contract in the capacity of a “master servicer” of residential mortgage loans (or any similar capacity).

Section 4.20 Termination Events. From January 1, 2014 until the date of this Agreement, none of the Company or any Company Subsidiary has (i) waived or otherwise prejudiced any rights in respect of any “Termination Event” under the Master Servicing Rights Purchase Agreement or under any Sale Supplement executed in connection the Master Servicing Rights Purchase Agreement or (ii) waived or otherwise prejudiced any material rights or remedies under or in connection with any Material Contract.

Section 4.21 Investment Company Act of 1940. None of the Company or any Company Subsidiary is required to be registered as an “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Section 4.22 Brokers’ Fees and Expenses. No broker, investment banker, financial advisor or other Person, other than CitiGroup Global Markets Inc. (the “Company Financial Advisor”), the fees and expenses of which will be paid by the Company, is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the

Transactions based upon arrangements made by or on behalf of the Company. Section 4.22 of the Company Disclosure Letter sets forth, as of the date of this Agreement, the Company’s good faith estimate of the out-of-pocket fees and expenses it will incur to its financial, legal and other advisors in connection with this Agreement and the Transactions.

Section 4.23 Opinion of Financial Advisor. The Company Board has received the oral opinion of the Company Financial Advisor, to be confirmed in writing (with a copy provided to the Buyer Parties, for informational purposes only, promptly upon receipt by the Company), to the effect that, as of the date of this Agreement, the Aggregate Consideration is fair, from a financial point of view, to the Company.

Section 4.24 Title to Purchased Assets; Sufficiency; Liens.

(a) Immediately prior to the Closing, the Company was the sole owner of, and had, as applicable, good, valid and marketable title to, or a valid leasehold interest in, the Luxco 1A Shares and all of the Purchased Assets, free and clear of all Liens, except Permitted Liens. At the Closing, (x) HLSS MSR-EBO will receive good, valid and marketable title to (or valid leasehold interests in), as applicable, the Purchased Assets (other than the Luxco 1B Shares), free and clear of any Liens, other than Permitted Liens and (y) HLSS Advances, with respect to the Luxco 1A Shares, and HLSS MSR-EBO with respect to the Luxco 1B Shares, in each case, shall be vested with good and marketable title in and to the Luxco 1A Shares and Luxco 1B Shares, as applicable, free and clear of all Liens, except Liens created in respect of the applicable Buyer or imposed by applicable securities Laws.

(b) The assets and properties to be acquired directly or indirectly pursuant to Section 1.01 and Section 1.02 constitute all of the property and assets which are necessary for, or otherwise used for or held for use in, the conduct of the business as conducted by the Company and its Subsidiaries on the date hereof and are sufficient to provide the Buyers with the means and capability to conduct the business as conducted by the Company and its Subsidiaries upon and following the Closing.

Section 4.25 Acquisition of NRZ Shares for Investment. The Company is acquiring the NRZ Shares for its own account and not with a view toward sale in connection with any distribution thereof in violation of the Securities Act. The Company hereby acknowledges and agrees that the NRZ Shares may not be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act, except pursuant to an exemption from such registration available under such Act, and without compliance with state and foreign securities Laws, in each case to the extent applicable, and that such shares shall include a legend to such effect.

Section 4.26 No Other Representations or Warranties. Except for the representations and warranties contained in this Article IV or in any certificate delivered by the Company to the Buyer Parties (and notwithstanding the delivery or disclosure to the Buyer Parties or their Representatives of any documentation, projections or other information), the Buyer Parties acknowledge that none of the Company, the Company Subsidiaries or any other Person on behalf of the Company makes any other express or implied representation or warranty in connection with the Transactions.

ARTICLE V

COVENANTS

Section 5.01 Access to Information; Confidentiality.

(a) From and after the Closing, upon reasonable notice to the Company, the Company shall, and shall cause its Affiliates to, afford or cause to be afforded to the Buyer Parties and their Subsidiaries and their employees, counsel, auditors and representatives reasonable access to the auditors, properties, books, Contracts, commitments and records (including accountant or auditor workpapers, subject to execution of a customary confidentiality agreement by the applicable Buyer Party) relating to the Company, its Subsidiaries or the Transactions for any reasonable business purpose, including in respect of insurance matters, financial reporting, regulatory and compliance matters, Tax matters and accounting of the Company and its Subsidiaries, in each case, in a manner so as to not unreasonably interfere in any material respect with the normal business operations of the business of the Company; provided, however, that the Company shall not be required to permit such access or make such disclosure, to the extent it determines, after consultation with outside counsel, that such disclosure or access would reasonably be likely to (i) violate the terms of any confidentiality agreement or other Contract with a third party (provided that the Company shall use its reasonable best efforts to obtain the required consent of such third party to such access or disclosure at the applicable Buyer Party’s prior written request and provided, further, that the Company shall not be required to pay any fee, penalty or other consideration to any such third party to obtain their consent), (ii) result in the loss of any attorney-client privilege (provided that the Company shall use its reasonable best efforts to allow for such access or disclosure (or as much of it as possible) in a manner that does not result in a loss of attorney-client privilege), or (iii) violate any Law (provided that the Company shall use its reasonable best efforts to provide such access or make such disclosure in a manner that does not violate Law). Notwithstanding anything contained in this Agreement to the contrary, the Company shall not be required to provide any access or make any disclosure to the Buyers pursuant to this Section 5.01(a) to the extent such access or information is reasonably pertinent to a litigation where the Company or any of its Affiliates, on the one hand, and any of the Buyers or any of their respective Affiliates, on the other hand, are adverse parties.

(b) From and after the Closing, the Company shall hold, and shall use its reasonable best efforts to cause their respective Representatives to hold, in confidence and not to disclose to any other party, and not to use for any purpose other than as expressly required by Law or by this Agreement or the New Merger Agreement, or in connection with reporting Tax information to the Company’s shareholders, any and all information, whether written or oral, concerning the business of Luxco 1A, Luxco 1B, the Transferred Subsidiaries, the Purchased Assets and the Assumed Liabilities, except to the extent that the Company can show that such information (a) is generally available to and known by the public through no fault of any of the Company, any of its Subsidiaries or any of their respective Representatives (or Representatives of their respective Subsidiaries); or (b) is lawfully acquired by any of the Company, any of its Subsidiaries or any of their respective Representatives from and after the Closing from sources which are not prohibited from disclosing such information by a legal, contractual or fiduciary obligation. If any of the Company or its Subsidiaries or any of their respective Representatives are compelled to disclose any information by judicial or administrative process or by other requirements of Law, the Company shall promptly notify the Buyer Parties in writing, and the Company shall disclose only that portion of such information which the Company is advised by its counsel in writing is legally required to be disclosed, provided that the Company shall use its commercially reasonable efforts, at the Buyer Parties’ sole expense, to obtain an appropriate protective order or other reasonable assurance that confidential treatment will be accorded such information.

Section 5.02 Indemnification, Exculpation and Insurance.

(a) Parent agrees that all rights to indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the Closing now existing in favor of the current or former directors, officers or employees of the Company and the Company Subsidiaries as provided in the respective certificates of incorporation or by-laws (or comparable organizational documents) of the Company Subsidiaries and any indemnification or other similar agreements of any of the Company Subsidiaries, in each case as in effect on the Closing Date, shall continue in full force and effect in accordance with their terms. From and after the Closing, Parent agrees that it will indemnify and hold harmless each individual who is as of the date of this Agreement, or who becomes prior to the Closing, a director or officer of the Company or any of the Company Subsidiaries or who is as of the date of this Agreement, or who thereafter commences prior to the Closing, serving at the request of the Company or any of the Company Subsidiaries as a director or officer of another Person (the “Company Indemnified Parties”), against all claims, losses, liabilities, damages, judgments, inquiries, fines and reasonable fees, costs and expenses, including attorneys’ fees and disbursements, incurred in connection with any claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including with respect to matters existing or occurring at or prior to the Closing (including this Agreement and the transactions and actions contemplated hereby)), arising out of or pertaining to the fact that the Company Indemnified Party is or was an officer or director of the Company or any Company Subsidiary or is or was serving at the request of the Company or any Company Subsidiary as a director or officer of another Person, whether asserted or claimed prior to, at or after the Closing, to the fullest extent permitted under applicable Law. In the event of any such claim, action, suit or proceeding, each Company Indemnified Party will be entitled to advancement of expenses incurred in the defense of any such claim, action, suit or proceeding from Parent within ten (10) Business Days of receipt by Parent from the Company Indemnified Party of a request therefor; provided that any person to whom expenses are advanced provides an undertaking, if and only to the extent required by the organizational documents of Parent, to repay such advances if it is ultimately determined by final adjudication that such person is not entitled to indemnification. Without limiting the foregoing, in the event that any claim is brought against any Company Indemnified Party, (x) Parent shall have the right to assume or direct any of its Subsidiaries to assume the defense thereof with legal counsel of Parent’s choosing, and if Parent shall assume or direct any of its Subsidiaries to assume the defense, then Parent or such Subsidiary, as applicable, shall not be liable to such Company Indemnified Party for any legal expenses of other counsel or any expenses subsequently incurred by such Indemnified Party in connection with the defense thereof; provided, however, that such Company Indemnified Party may employ counsel of its own choosing, and Parent or such Subsidiary, as applicable, shall advance to such Company Indemnified Party reasonable legal expenses of such counsel, if (i) Parent does not timely assume the defense thereof or (ii) under applicable standards of professional conduct there is an actual or potential conflict of interest between the legal defenses for Parent (or the Subsidiary) and those for the Company Indemnified Party in the conduct of the defense of an action; (y) the Company Indemnified Party shall cooperate with Parent or such Subsidiary, as applicable, in the defense of any such matter; and (z) Parent or such Subsidiary, as applicable, shall not be liable for any settlement of any claim effected without its written consent (such consent not to be unreasonably withheld).

(b) In the event that Parent or any of its successors or assigns (i) consolidates with or merges into any other Person and is not the continuing or surviving company or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, Parent shall cause proper provision to be made so that the successors and assigns of Parent assume the obligations set forth in this Section 5.02.

(c) For a period of six (6) years from and after the Closing, Parent shall provide or cause to be provided directors’ and officers’ liability insurance and fiduciary liability insurance for the Company and its current and former directors and officers who are currently covered by the directors’ and officers’ insurance coverage currently maintained by the Company, in either case, of not less than the coverage existing as of the Closing Date and having other terms substantially equivalent to the directors’ and officers’ liability insurance and fiduciary liability insurance coverage maintained by the Company as of the Closing Date with respect to claims arising from facts or events that occurred on or before the Closing, except that in no event shall Parent be required to pay, with respect to such insurance policies in respect of any one policy year, more than 150% of the aggregate annual premium most recently paid by the Company prior to the Closing Date (which amount is set forth in Section 5.02(c) of the Company Disclosure Letter) (the “Maximum Amount”), and if Parent is unable to obtain (or to cause to be obtained) the insurance required by this Section 5.02 it shall obtain as much comparable insurance as possible for the years within such six (6) year period for an aggregate annual premium equal to the Maximum Amount, in respect of each policy year within such period. In lieu of such insurance, Parent may, at its option (following reasonable consultation with the Company), purchase (through or for the Company, as applicable) a “tail” directors’ and officers’ liability insurance policy for a period of six (6) years from and after the Closing for the Company and its current and former directors and officers who are covered by the directors’ and officers’ insurance and fiduciary liability insurance coverage maintained by the Company as of the Closing Date, such tail to provide coverage in an amount not less than such coverage and to have other terms substantially equivalent to the directors’ and officers’ liability insurance and fiduciary liability insurance coverage maintained by the Company as of the Closing Date with respect to claims arising from facts or events that occurred on or before the Closing; provided that in no event shall the cost of any such tail policy exceed the Maximum Amount. In the event the Company purchases such tail coverage, Parent shall cease to have any obligations under the first sentence of this Section 5.02(c). Parent shall maintain such policies in full force and effect during the period of insurance, and continue to honor its obligations thereunder.

(d) The provisions of this Section 5.02 (i) shall survive consummation of the Transactions, (ii) are intended to be for the benefit of, and will be enforceable by, each indemnified or insured party (including the Company Indemnified Parties), his or her heirs and his or her representatives, and (iii) are in addition to, and not in substitution for, any other rights to insurance indemnification or contribution that any such Person may have by contract or otherwise.

(e) For the avoidance of doubt, notwithstanding that the Seller Indemnified Parties may be entitled to indemnification pursuant to one or more provisions under this Agreement, the New Merger Agreement or otherwise, in no event shall any such Company Indemnified Party be entitled to be recover more than once in respect of the same claims, losses, liabilities, damages, judgments, inquiries, fines, fees, cost or expenses.

Section 5.03 Litigation; Other Matters.

(a) From and after the Closing, the Buyers shall defend and assume control over and bear all responsibility in respect of any litigation, suit, action, claim, demand, investigation or other proceedings, and any settlement or compromise thereof against or involving the Company, any Company Subsidiary and/or any of their respective officers or directors (in their capacity as such), including any litigation, suit, action, claim, demand, investigation or other proceedings by any shareholder of the Company (on its own behalf or on behalf of the Company) (“Litigation”), (b) keep the Company reasonably informed regarding any Litigation and (c) reasonably consult with the Company regarding the defense and any settlement or compromise of any Litigation and reasonably consider the Company’s views with respect to any Litigation. The Buyers shall have sole control over the use, invocation, or waiver of the attorney client privilege and attorney work product doctrine; it being further agreed that, to the fullest extent permitted by Law, the Buyers and the Company shall assert and maintain the common interest, joint defense or other privilege or immunity over communications between the Buyers and the Company.

(b) The Company shall (a) give prompt written notice to the Buyers of any material written communications (and shall deliver copies thereof) received from, or delivered to, any shareholders of the Company or any Related Person or the Company’s auditors or any Governmental Entity and (b) reasonably consult with the Buyers in connection with the foregoing.

Section 5.04 Public Announcements. Except with respect to any dispute between the parties regarding this Agreement or the Transactions, the Buyer Parties and the Company shall consult with each other before issuing, and give each other the opportunity to review and comment upon, any press release or other public statements with respect to the Transactions and shall not issue any such press release or make any such public statement prior to such consultation, except as such party may reasonably conclude, after consultation with legal counsel, is required by applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchange or national securities quotation system (in which case the disclosing party shall consult with the other party in advance of such disclosure to the extent practicable under the circumstances). The Company and each of the Buyer Parties agree that the initial press release to be issued with respect to the Transactions shall be in the form heretofore agreed to by the parties. Nothing in this Section 5.04 shall limit the ability of any party hereto to make additional disclosures that are consistent in all but de minimis respects with the prior public disclosures regarding the Transactions.

Section 5.05 Employment and Company Benefits. Except as provided in Section 5.05 of the Company Disclosure Letter:

(a) For a period of one (1) year following the Closing Date (or if shorter, during the period of employment), Parent shall, or shall cause a Subsidiary of Parent to, provide each employee of the Company and any Company Subsidiary who is employed as of immediately prior to the Closing Date and who becomes an employee of Parent or one of its Subsidiaries as of the Closing (each, a “Company Employee”), with (i) a base salary and annual target cash bonus opportunity that are at least equal to the base salary and annual target cash bonus opportunity provided to the Company Employee immediately prior to the Closing and (ii) employee benefits (excluding equity incentive opportunities) that are substantially similar in the aggregate to the employee benefits (excluding equity incentive opportunities) provided to the Company Employee immediately prior to the Closing.

(b) Nothing in this Section 5.05 shall be treated as an amendment of, or undertaking to amend, any benefit plan. The provisions of this Section 5.05 are solely for the benefit of the respective parties to this Agreement and nothing in this Section 5.05, express or implied, shall confer upon any Company Employee, or legal representative or beneficiary thereof or any other Person, any rights or remedies, including any right to employment or continued employment for any specified period, or compensation or benefits of any nature or kind whatsoever under this Agreement or a right in any employee or beneficiary of such employee or other Person under a Company Benefit Plan that such employee or beneficiary or other Person would not otherwise have under the terms of that Company Benefit Plan.

Section 5.06 Right to Use the HLSS Mark. HLSS MSR-EBO (on behalf of itself or any of its successors or assigns) hereby grants to the Company a non-exclusive, non-transferable license, with no right to sublicense, to use the HLSS Mark for a period not exceeding twenty-four (24) months after the Closing Date, only in connection with the operation of the Company in connection with the winding up, dissolution or liquidation of the Company (including the use of any stationery, business cards, purchase orders, invoices and other similar correspondence and other documents of a contractual nature following the Closing Date in the form in which the HLSS Mark was applied to such materials prior to the Closing Date); provided that the HLSS Mark is used at a level of quality consistent with past practice and solely in a manner that is not intended to, or reasonably likely to, harm, disparage or negatively reflect upon the Buyer Parties or any of their Affiliates or the reputation or goodwill of the Buyer Parties or any of their Affiliates.

Section 5.07 Certain Provisions Relating to Transfers.

(a) In the event that record or beneficial ownership or possession of any Excluded Asset or Excluded Liability has been transferred to the Buyers on the Closing Date, each of the Company and the applicable Buyer shall use its reasonable best efforts to transfer, or cause to be transferred, to the Company such Excluded Asset or Excluded Liability, as applicable, and pending such transfer to the Company, the applicable Buyer shall hold such Excluded Asset or Excluded Liability, as applicable, and provide to the Company all of the benefits and liabilities associated with the ownership and operation of such Excluded Asset or Excluded Liability, as applicable, and, accordingly, the applicable Buyer shall cause such

Excluded Asset or Excluded Liability, as applicable, to be operated or retained as may reasonably be instructed by the Company.

(b) In the event that record or beneficial ownership or possession of any Purchased Asset or Assumed Liability has been retained by the Company on the Closing Date, each of the Company and the applicable Buyer shall use its reasonable best efforts to transfer, or cause to be transferred, to the applicable Buyer such Purchased Asset or Assumed Liability, as applicable, and pending such transfer to the applicable Buyer, the Company shall hold such Purchased Asset or Assumed Liability, as applicable, and provide to the applicable Buyer all of the benefits and liabilities associated with the ownership and operation of such Purchased Asset or Assumed Liability, as applicable, and, accordingly, the Company shall cause such Purchased Asset or Assumed Liability, as applicable, to be operated or retained as may reasonably be instructed by the applicable Buyer.

Section 5.08 Intercompany Agreements.

(a) Except as set forth in Section 5.08 of the Company Disclosure Letter, Luxco 1A, Luxco 1B and the Transferred Subsidiaries on the one hand, and the Company, on behalf of itself and each other Affiliate of the Company, on the other hand, hereby terminate any and all Contracts between or among any of Luxco 1A, Luxco 1B or any Transferred Subsidiary on the one hand, and the Company or any other Affiliate of the Company, on the other hand, effective without further action as of the Closing. No such Contract (including any provision thereof which purports to survive termination) will be of any further force or effect after the Closing and all parties will be released from all liabilities thereunder. Each party hereto will, at the reasonable request of any other party hereto, take, or cause to be taken, such other actions as may be necessary to effect the foregoing.

(b) The provisions of Section 5.08(a) will not apply to any of the following Contracts:

(i) this Agreement and each other Contract expressly contemplated by this Agreement to be entered into or continued by any of the parties or any of their respective Affiliates; and

(ii) the other Contracts set forth on Section 5.08(b)(ii) of the Company Disclosure Letter.

(c) Except as set forth in Section 5.08(c) of the Company Disclosure Letter, all of the intercompany receivables, payables, loans and other accounts, rights and liabilities between Luxco 1A, Luxco 1B or any of the Transferred Subsidiaries on the one hand, and the Company or any of its other Affiliates, on the other hand, in existence as of immediately prior to the Closing (collectively, the “Intercompany Accounts”) are hereby netted against each other, and the balance is hereby, without further action, deemed to have been contributed to the equity of Luxco 1A, Luxco 1B or any of the Transferred Subsidiaries, as applicable, or distributed to the Company or its applicable Subsidiary, as the case may be, such that, as of the Closing, there are no Intercompany Accounts outstanding.

(d) Prior to Closing, the Company has caused HLSS SEZ LP to make a loan of cash to the Company in the amount of $96,000,000, which loan shall be evidenced by a promissory note to be executed as soon as reasonably practicable following Closing (the “Company Promissory Note”). For the avoidance of doubt, the liability under such note shall be an Assumed Liability.

Section 5.09 Further Assurances. From time to time after the Closing, without additional consideration, each party hereto will execute and deliver, or cause to be executed and delivered, such further instruments and take such other action as may be necessary or reasonably requested by the other parties to make effective the Transactions and to provide the other parties with the intended benefits of this Agreement. Without limiting the foregoing, upon the reasonable request of any Buyer Party, the Company shall execute, acknowledge and deliver, or shall cause to be executed, acknowledged and delivered, all such further assurances, deeds, assignments, consequences, powers of attorney and other instruments and paper as may be required to sell, transfer, convey, assign, grant and deliver to the Buyers all right, title and interest in, to and under the Purchased Assets and the Luxco 1A Shares.

Section 5.10 Additional Transaction Agreements. Concurrently with the Closing:

(a) the Company and a direct or indirect subsidiary of Parent shall enter into the Agreement and Plan of Merger attached hereto as Annex B (the “New Merger Agreement”), providing for the merger of the Company with and into such wholly-owned Subsidiary of Parent;

(b) the Company and Parent shall enter into a Services Agreement attached hereto as Annex C pursuant to which Parent shall provide the Company with certain services following the Closing upon mutually agreed terms (the “Services Agreement”); and

(c) the Company and Parent shall enter into a Registration Rights Agreement attached hereto as Annex D with respect to the NRZ Shares (the “Registration Rights Agreement”).

Section 5.11 Disposition of NRZ Shares. The Company agrees, with respect to the NRZ Shares, to not (a) offer for sale, sell, contract to sell, pledge, grant any option to purchase, grant a security interest in or otherwise encumber or directly or indirectly otherwise dispose of, the NRZ Shares or any security or other right that represents the right to acquire or receive the NRZ Shares or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the NRZ Shares, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of NRZ Shares or such other securities, in cash or otherwise, in each case, except (x) in connection with the Plan of Complete Liquidation and Dissolution, Registration Rights Agreement, the New Merger Agreement and the Services Agreement or (y) with the prior written approval of Parent.

Section 5.12 Post-Closing Information. Following the Closing, upon reasonable notice to the Buyers, the applicable Buyer shall, and shall cause its Affiliates to, afford or cause to be afforded to the Company and its Subsidiaries and their employees, counsel, auditors and representatives reasonable access to the offices, personnel, properties, books, Contracts, commitments and records relating to the Company, any of the Company Subsidiaries, or the Transactions for any reasonable business purpose, including in respect of insurance matters, financial reporting, regulatory and compliance matters, Tax matters and accounting of the Company and its Subsidiaries, in each case, in a manner so as to not unreasonably interfere in any material respect with the normal business operations of the business of Luxco 1A, Luxco 1B, the Transferred Subsidiaries, the Purchased Assets and the Assumed Liabilities, or the applicable Buyer or any of its other Subsidiaries; provided, however, that the Buyers shall not be required to permit such access or make such disclosure, to the extent it determines, after consultation with outside counsel, that such disclosure or access would reasonably be likely to (i) violate the terms of any confidentiality agreement or other Contract with a third party (provided that the applicable Buyer shall use its reasonable best efforts to obtain the required consent of such third party to such access or disclosure at the Company’s prior written request and provided, further, that the applicable Buyer shall not be required to pay any fee, penalty or other consideration to any such third party to obtain their consent), (ii) result in the loss of any attorney-client privilege (provided that the applicable Buyer shall use its reasonable best efforts to allow for such access or disclosure (or as much of it as possible) in a manner that does not result in a loss of attorney-client privilege), or (iii) violate any Law (provided that the applicable Buyer shall use its reasonable best efforts to provide such access or make such disclosure in a manner that does not violate Law). Notwithstanding anything contained in this Agreement to the contrary, no Buyer or any of its Affiliates shall be required to provide any access or make any disclosure to the Company pursuant to this Section 5.12 to the extent such access or information is reasonably pertinent to a litigation where any of the Buyers or any of their respective Affiliates, on the one hand, and the Company or any of its Affiliates, on the other hand, are adverse parties.

Section 5.13 Payments; Correspondence. From and after the Closing, (i) the Company shall pay to the Buyers any amounts that the Company receives in respect of the Shares, any Purchased Asset or the Assumed Liabilities and (ii) the Company shall promptly deliver to the Buyers any mail or other communications received by the Company relating to the Shares, any Purchased Asset or the Assumed Liabilities.

Section 5.14 Plan of Complete Liquidation and Dissolution. Concurrently with the execution hereof, the Company Board shall adopt and approve the Plan of Complete Liquidation and Dissolution set forth on Section 5.14 of the Company Disclosure Letter (the “Plan of Complete Liquidation and Dissolution”). Following the Closing, the Company agrees and acknowledges that it will implement the Plan of Complete Liquidation and Dissolution, and shall not revoke, amend or otherwise modify the Plan of Complete Liquidation and Dissolution without the prior written consent of Parent.

Section 5.15 Excepted Holder Limit. In accordance with the amended and restated certificate of incorporation of Parent (the “Parent Charter”), the board of directors of Parent has (i) exempted the Company from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, (ii) deemed the Company an Excepted Holder, and (iii) established an Excepted Holder Limit (as defined in the Parent Charter) for the Company of 18% in each case in accordance with and subject to the terms and conditions of, the resolutions adopted by the Board of Directors of Parent, the relevant excerpt of which has been previously provided to the Company by Parent. Capitalized terms used but not defined in this Section 5.15 shall have the meaning ascribed to such terms in the Parent Charter.

Section 5.16 Termination of Confidentiality Agreement. Upon the Closing, the Confidentiality Agreement, dated as of January 30, 2015, between Parent and the Company shall hereby be terminated.

Section 5.17 Lux Entity Transfers. The Company and the Buyers hereby jointly empower and authorize any officer or director of Parent or its Subsidiaries and any lawyer and/or employee of Loyens & Loeff Luxembourg S.à r.l., each acting individually with full power of substitution, to:

(a) proceed with the entry of the transfer of the Luxco 1A Shares and Luxco 1B Shares as per the Closing Date in the shareholders’ register of Luxco 1A and Luxco 1B, respectively and to sign the shareholders’ register of Luxco 1A and Luxco 1B as required by article 185 of the Luxembourg law dated August 10, 1915 on commercial companies, as amended;

(b) file a notice of the transfer of the Luxco 1A Shares and Luxco 1B Shares with the Luxembourg Register of Commerce and Companies, in order to make the transfer of the Luxco 1A Shares and Luxco 1B Shares enforceable vis-à-vis third parties and publish such notice of transfer in the Luxembourg official gazette, in accordance with applicable provisions of the Law; and

(c) perform any operation or act which might be necessary or useful for the performance and the execution of this Section 5.17.

Section 5.18 Filing of Company Form 10-K. Immediately following the Closing, the Company shall cause the Company Form 10-K to be filed.

Section 5.19 Critical Covenants; Critical Event. At any time after (i) the date that is 120 days following the date hereof or (ii) the occurrence of a Critical Covenant Breach (which has not been cured within five (5) Business Days after written notice to the Company by Parent of such breach, except that there shall be no cure period for a breach which by its nature cannot be cured within such five (5) day period):

(a) in the case of the foregoing clauses (i) and (ii), as applicable, upon five (5) Business Days’ prior written request by Parent to the Company, the Company shall (x) use its best efforts to obtain the resignations of a majority of the Company Board at such time and (y) take all corporate action necessary to cause the appointment of the nominees specified by Parent in such written request to fill the resulting vacancies (provided, however, that during any such time that directors nominated by Parent hold a majority of the Company Board, any decisions by the Company Board involving Parent or its Affiliates shall be made by directors of the Company Board who were not nominated by Parent); and

(b) solely in the case of the foregoing clause (ii), any and all indemnification, cost reimbursement or other similar obligations of the Buyers in respect of Post-Closing Liabilities in respect of the business or affairs of the Company and its Representatives (in their capacity as such) from and after the date of the events giving rise to such uncured Critical Covenant Breach to any of the Seller Indemnified Parties as set forth in Sections 5.02, 5.03, 6.01 and 6.02 (or any other provision hereunder providing for any indemnification, cost reimbursement or other similar obligation to any Seller Indemnified Party) shall terminate and no longer be in force and effect; provided that such obligation shall become effective and again apply if and in respect of periods during which directors nominated by Parent hold a majority of the Company Board.

(c) For the purposes of this Section 5.19, the Company agrees and acknowledges that there shall be deemed to be a material breach of this Agreement by the Company (each of the following a “Critical Covenant Breach”):

(i) in the event that, without prior written consent by Parent, the Company (or the Company Board, as applicable), through or as a result of the action of (or failure to take any action by) the Company Board:

(1) incurs any indebtedness for borrowed money (or indebtedness as otherwise restricted by any financing of Parent or any of its Subsidiaries);

(2) fails to distribute cash required to be distributed to shareholders in accordance with the Plan of Complete Liquidation and Dissolution;

(3) fails to utilize Provider (as defined in the Services Agreement) in a manner that is consistent with the Services Agreement;

(4) fails to comply with any obligations (including filings required to be made) under the Securities Act, Exchange Act and the Investment Company Act;

(5) fails to comply with applicable Law; or

(6) takes any other action inconsistent with this Agreement, the Plan of Complete Liquidation and Dissolution, the New Merger Agreement or the Services Agreement;

in the case of each of clauses (1) through (6), in a manner that does, or is reasonably expected to, result in (a) the incurrence of any material (or any material increase of) any Post-Closing Liabilities of the Company, (b) a material increase of any pre-closing liabilities of the Company or (c) the incurrence of any material (or any material increase of) liabilities related to the Purchased Assets and/or Assumed Liabilities; or

(ii) the occurrence of any event(s) following which the majority of the members of the Company Board are not Continuing Directors, where a “Continuing Director” is any member of the Company Board who (1) was a member of the Company Board on the effective date of this Agreement, (2) was nominated for election or elected to the Company Board with the affirmative vote of a majority of the Continuing Directors who were members of the Company Board at the time of such nomination or election or (3) was nominated for election to the Company Board by Parent.

Section 5.20 Dividend Funding. As promptly as practicable after the date hereof, at the request of the Company, but in no event later than April 8, 2015, Parent shall deliver, or shall cause to be delivered, to American Stock Transfer & Trust Company, LLC (the “Company’s Paying Agent”), an amount in cash equal to $12,783,018.78 (the “Dividend Amount”), which amount comprises the funds to pay the Company’s $0.18 per share dividend payable on April 10, 2015 to shareholders of record of the Company as of March 31, 2015. The Company agrees and acknowledges that the payment of the Dividend Amount shall constitute a partial payment of the Cash Purchase Price.

ARTICLE VI

INDEMNIFICATION

Section 6.01 Indemnification.

(a) Subject to the other terms and conditions of this Agreement, from and after the Closing, HLSS Advances hereby agrees to indemnify and hold the Company and its Affiliates, agents, attorneys, representatives, directors, officers, successors and permitted assigns (collectively, the “Seller Indemnified Parties”) harmless from and against, and pay to the Company the amount of, any and all losses, damages, deficiencies, liabilities, assessments, fines, penalties, judgments, actions, claims, costs, disbursements, fees, expenses or settlements of any kind or nature, including reasonable legal, accounting and other professional fees and expenses, including, solely to the extent awarded to a third party in a Third Party Claim, any special, indirect, incidental, exemplary or consequential damages (including lost profits, diminution in value, lost revenue or other similar types of losses) (collectively, the “Losses”) based upon, attributable to or resulting from any (a) Assumed Liabilities or the failure of HLSS Advances or HLSS MSR-EBO, as applicable, and their respective Affiliates (including Luxco 1A, Luxco 1B and any of their respective Subsidiaries) to pay, perform and discharge when due the same and (b) settlement or compromise of any Litigation. Subject to the other terms and conditions of this Agreement, from and after the Closing, the Company hereby agrees to indemnify and hold HLSS Advances and its Affiliates, agents, attorneys, representatives, directors, officers, successors and permitted assigns (collectively, the “Buyer Indemnified Parties”) harmless from and against, and pay to the Company the amount of, any and all Losses based upon, attributable to or resulting from any Excluded Liabilities or the failure of the Company and its Affiliates to pay, perform and discharge when due the same.

(b) In the event that HLSS Advances does not fully pay, satisfy, perform or discharge any liability for which HLSS Advances is obligated to indemnify any Seller Indemnified Party pursuant to Section 6.01(a), subject to any and all limitations on such indemnification obligation of HLSS Advances set forth herein (including those set forth in Section 6.03) or pursuant to applicable Law, HLSS MSR-EBO hereby guarantees to pay, satisfy, perform or discharge such liability.

Section 6.02 Indemnification Procedures.

(a) A claim for indemnification for any matter (not including any claim or demand instituted or asserted by any third party in respect of which indemnification may be sought under Section 6.01 of this Agreement (a “Third Party Claim”)) may be asserted by reasonably prompt written notice to the party from whom indemnification is sought (the “Indemnifying Party”), describing in reasonable detail the facts and circumstances with respect to the subject matter of such claim and, to the extent possible, a good faith estimate of the amount to which the Seller Indemnified Party or Company Indemnified Party, as applicable, claims to be entitled to receive in respect of such right of indemnification; provided, however, that failure to so notify the Indemnifying Party shall not preclude the Seller Indemnified Party or Company Indemnified Party, as applicable, from any indemnification which it may claim in accordance with this Article VI, except to the extent that the Indemnifying Party is actually prejudiced thereby.

(b) In the event of any Third Party Claim, the Seller Indemnified Party or Company Indemnified Party, as applicable, shall reasonably promptly cause written notice of the assertion of any third party to be forwarded to the Indemnifying Party, which notice shall describe in reasonable detail the facts and circumstances with respect to the subject matter of such claim and, to the extent possible, a good faith estimate of the amount to which the Seller Indemnified Party or Company Indemnified Party, as applicable, claims to be entitled to receive in respect of such right of indemnification. The failure of the Seller Indemnified Party or Company Indemnified Party, as applicable, to give reasonably prompt notice of any Third Party Claim shall not preclude any Seller Indemnified Party or Company Indemnified Party, as applicable, from any indemnification which it may claim in accordance with this Article VI, except to the extent that the Indemnifying Party is actually prejudiced thereby. The party from whom indemnification is sought shall, at its sole expense, assume the defense of any Third Party Claim that relates to any Losses indemnifiable hereunder. The Company or the Buyer Parties, as applicable, shall cooperate in the defense thereof.

Section 6.03 Termination of Certain Indemnification Obligations.

(a) In the event that the Services Agreement is terminated by action of the Company for any reason, then upon such termination, any and all indemnification, cost reimbursement or other similar obligations of the Buyers in respect of Post-Closing Liabilities arising from the business or affairs of the Company and its Representatives (in their capacity as such) from and after the date of such termination owed to any of the Seller Indemnified Parties set forth in Sections 5.02, Section 5.03, Section 6.01 and Section 6.02 (or any other provision hereunder providing for any such indemnification, cost reimbursement or other similar obligation) shall terminate and no longer be in force and effect. No such termination shall affect any of the obligations of the Company set forth in in Sections 5.02, Section 5.03, Section 6.01 and Section 6.02 nor shall it affect any rights of the Buyer Indemnified Parties. In the event of any such termination, the obligations of the Buyers set forth in Section 5.03 shall terminate and no longer be in force and effect other than in respect of the business or affairs of the Company and it Representatives (in their capacity as such) prior to the date of such termination; provided, however, that in the event that the Buyers or any of their respective Representatives or Affiliates (other than the Company) are party to or otherwise involved in any Litigation, the Buyers shall have the right but not the obligation to retain the obligations of the Buyers set forth in Section 5.03 subject to the agreement by the Buyers to indemnify the Seller Indemnified Parties with respect thereto pursuant to Section 6.01(a) and 5.02.

ARTICLE VII

AMENDMENT AND WAIVER

Section 7.01 Fees and Expenses. Except as specifically provided otherwise in this Agreement, all fees and expenses incurred in connection with the Transactions shall be paid by the party incurring such fees or expenses, whether or not such transactions are consummated.

Section 7.02 Amendment. This Agreement may be amended by the parties at any time; provided that this Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

Section 7.03 Extension; Waiver. The parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant to this Agreement, (c) waive compliance with any covenants and agreements contained in this Agreement or (d) waive the satisfaction of any of the conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

Section 7.04 Procedure for Amendment, Extension or Waiver. An amendment of this Agreement pursuant to Section 7.02 or an extension or waiver pursuant to Section 7.03 shall, in order to be effective, require, in the case of the Company or Parent, action by its Board of Directors or the duly authorized designee thereof.

ARTICLE VIII

GENERAL PROVISIONS

Section 8.01 Nonsurvival of Representations and Warranties. None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing. This Section 8.01 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Closing.

Section 8.02 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally; (b) on the date sent if receipt is confirmed and sent by facsimile or electronic mail and receipt thereof is confirmed in writing (other than by automated response); and (c) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

(a) if to the Company, to:

Home Loan Servicing Solutions, Ltd.

c/o Intertrust Corporate Services (Cayman) Limited

190 Elgin Avenue

George Town, Grand Cayman

KY1-9005

Cayman Islands

Phone: (345) 945-3727

Email:	michael.lubin@hlss.com james.lauter@hlss.com

Attention:	Michael Lubin, General Counsel James E. Lauter, Chief Financial Officer

with a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153

Phone: (212) 310-8000

Facsimile: (212) 310-8007

Email:	frederick.green@weil.com michael.lubowitz@weil.com

Attention:	Frederick S. Green, Esq. Michael E. Lubowitz, Esq.

(b) if to the Buyers Parties, to:

HLSS MSR-EBO

c/o FIG LLC

1345 Avenue of the Americas, 46th Floor

New York, New York 10105

Phone: (212) 479-1522

Facsimile: (212) 798-6070

Email: cmacdougall@fortress.com

Attention: Cameron MacDougall, Esq.

HLSS Advances

c/o FIG LLC

1345 Avenue of the Americas, 46th Floor

New York, New York 10105

Phone: (212) 479-1522

Facsimile: (212) 798-6070

Email: cmacdougall@fortress.com

Attention: Cameron MacDougall, Esq.

New Residential Investment Corp.

c/o FIG LLC

1345 Avenue of the Americas, 46th Floor

New York, New York 10105

Phone: (212) 479-1522

Facsimile: (212) 798-6070

Email: cmacdougall@fortress.com

Attention: Cameron MacDougall, Esq.

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, New York 10036

Phone: (212) 735-3000

Facsimile: (212) 735-2000

Email:	joseph.coco@skadden.com peter.serating@skadden.com

Attention:	Joseph A. Coco, Esq. Peter D. Serating, Esq.

Section 8.03 Definitions. For purposes of this Agreement:

An “Affiliate” of any Person means another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person. For purposes of this definition, “control” (including the terms “controlled by” and “under common control with”) means possession of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of securities or partnership or other ownership interest, by Contract or otherwise. For the avoidance of doubt, each of Ocwen and Altisource and their respective Subsidiaries are deemed not to be an Affiliate of the Company.

“Altisource” means Altisource Portfolio Solutions S.A.

“Assumed Taxes” means (i) any Taxes owed by or with respect to Luxco 1A, Luxco 1B or any Transferred Subsidiary, (ii) any Taxes of the Company, including any Taxes arising from the consummation of the Transactions, and (iii) any Taxes that otherwise are Assumed Liabilities.

“Business Day” means any day other than (i) a Saturday or a Sunday or (ii) a day on which banking and savings and loan institutions are authorized or required by Law to be closed in New York City or the Cayman Islands.

“Buyer Boards” means, collectively, (x) the Board of Directors of each of Parent and HLSS Advances and (y) the sole member of HLSS MSR-EBO.

“Buyer Material Adverse Effect” means, with respect to the Buyer Parties, any fact, circumstance, occurrence, effect, change, event or development that, individually or taken together with other facts, circumstances, occurrences, effects, changes, events or developments, is or would be reasonably likely to prevent or materially delay the consummation of the Transactions.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company Articles” means the Amended and Restated Articles of Association of the Company in effect as of the Closing Date.

“Company Board” means the Board of Directors of the Company.

“Company Benefit Plan” means each (i) “employee benefit plan” within the meaning of Section 3(3) of ERISA, (ii) other benefit and compensation plan, contract, policy, program, practice, arrangement or agreement, including, but not limited to, pension, profit-sharing, savings, termination, executive compensation, phantom stock, change-in-control, retention, salary continuation, vacation, sick leave, disability, death benefit, insurance, hospitalization, medical, dental, life (including all individual life insurance policies as to which the Company or any of its ERISA Affiliates is the owner, the beneficiary, or both), employee loan, educational assistance, fringe benefit, deferred compensation, retirement or post-retirement, severance, equity or equity-based, incentive and bonus plan, contract, policy, program, practice, arrangement or agreement, and (iii) other employment, consulting or other individual agreement, plan, practice, policy, contract, program, and arrangement, in each case, (x) which is sponsored or maintained by the Company or any of its ERISA Affiliates in respect of any current or former employees, directors, independent contractors, consultants or leased employees of the Company or any Subsidiary or (y) with respect to which the Company or any Company Subsidiary has any actual or potential liability.

“Company Material Adverse Effect” means, except as hereinafter provided, any fact, circumstance, occurrence, effect, change, event or development that, individually or in the aggregate, (i) is or would reasonably be expected to be materially adverse to the business, properties, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole; provided, however, that any fact, circumstance, occurrence, effect, change, event or development to the extent arising from or related to (except, in the case of clauses (a), (b), (c), (d), (e) or (h) below, if disproportionately affecting the Company and its Subsidiaries, individually or in the aggregate, relative to other companies of a similar size in the industries in which the Company and its Subsidiaries operate): (a) conditions affecting the United States economy or the global economy generally, (b) political conditions (or changes in such conditions) in the United States or any other country or region in the world or acts of war, sabotage or terrorism (including any escalation or general worsening of any such acts of war, sabotage or terrorism) in the United States or any other country or region of the world occurring after the date of this Agreement, (c) changes in the financial, banking or securities markets in the United States or any other country or region in the world, (d) changes required by GAAP, (e) changes in any Laws, (f) any failure by such Person to meet any internal or published projections, forecasts or revenue or earnings predictions for any period ending on or after the date of this Agreement (provided that the underlying causes of any such failure may be considered in determining whether a Company Material Adverse Effect has occurred to the extent not otherwise excluded by another exception herein), (g) the public announcement

(including as to the identity of the parties hereto) of the Transactions (it being understood that, for the avoidance of doubt, for purposes of Section 3.03 and Section 4.05, effects resulting from or arising in connection with the matters set forth in this clause (g) of this definition shall not be excluded in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur), or (h) the occurrence of natural disasters, shall not be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur, or (ii) would reasonably be expected to prevent or materially impair or materially delay the Company from consummating the Transactions. Without limiting the foregoing, a Company Material Adverse Effect shall be deemed to have occurred if Ocwen Loan Servicing ceases to be an approved servicer of residential mortgage loans for Fannie Mae or Freddie Mac.

“Company Shares” means any ordinary shares, par value $0.01 per share, of the Company.

“Company Share Option” means any option to purchase Company Shares granted under the Company’s 2013 Equity Incentive Plan.

“Company Subsidiary” means any Subsidiary of the Company.

“DOJ” means the United States Department of Justice.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

“ERISA Affiliate” means, with respect to any entity, trade or business, any other entity, trade or business that is a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes the first entity, trade or business, or that is a member of the same “controlled group” as the first entity, trade or business pursuant to Section 4001(a)(14) of ERISA.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Indebtedness” means, with respect to any Person, without duplication, (i) all obligations of such Person for borrowed money, or with respect to deposits or advances of any kind to such Person, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (iii) all capitalized lease obligations of such Person or obligations of such Person to pay the deferred and unpaid purchase price of property and equipment, other than trade payables incurred in the ordinary course of business, (iv) all obligations of such Person pursuant to securitization or factoring programs or arrangements, (v) all guarantees and arrangements having the economic effect of a guarantee of such Person of any other Indebtedness of any other Person, (vi) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or financial covenants of third parties not affiliated with such Person or to purchase the obligations or property of such third parties, (vii) net cash payment obligations of such Person under swaps, options, derivatives and other hedging agreements or arrangements that will be payable upon termination thereof (assuming they were terminated on the date of determination), (viii) reimbursement obligations under letters of credit, bank guarantees, and other similar contractual obligations entered into by or on behalf of such Person or (ix) all Indebtedness of any other Person secured in whole or in part by a Lien on any assets or properties of such first Person or any of its Subsidiaries.

“Intellectual Property Rights” means all worldwide intellectual property rights, including (i) all trademarks, service marks, trade dress, design marks, logos, trade names, domain names, brand names and corporate names, whether registered or unregistered, together with all goodwill associated therewith, and all applications, registrations and renewals in connection therewith, (ii) intellectual property rights in all inventions and designs (whether patentable or unpatentable and whether or not reduced to practice), and in all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions and reexaminations thereof, (iii) intellectual property rights in all artwork, photographs, websites, advertising and promotional materials and computer software and all copyright applications, registrations and renewals in connection therewith, (iv) all trade secrets and intellectual property rights in confidential business information (including rights in ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information), (v) all other intellectual property rights in all of the foregoing, including such rights as are provided by treaties, conventions and common law, (vi) intellectual property rights in any library of historical examples of products, as well as the CAD systems with historical data and information relating to such product lines and (vii) all rights to pursue, recover and retain damages and costs and attorneys’ fees for past, present and future infringement of any of the foregoing.

The “Knowledge” of any Person that is not an individual means, with respect to any matter in question, in the case of the Company’s Knowledge, the actual knowledge, after making reasonable inquiry consistent with such Person’s position, of the officers of the Company set forth in Section 8.03 of the Company Disclosure Letter, and, in the case of the Buyer Parties, the actual knowledge, after making reasonable inquiry consistent with such Person’s position, of the officers of one or more of the Buyer Parties set forth in Section 8.03 of the Buyer Disclosure Letter.

“Liens” means any pledges, charges, liens, options, rights of first refusal or offer, conditional or installment sales contracts, claims, title defects, easements, covenants, restrictions, adverse ownership claims, rights-of-way, encroachments, restrictions, charges, hypothecations, mortgages, or deeds of trust, or security interests of any kind or nature or other encumbrances.

“Master Servicing Rights Purchase Agreement” means the Master Servicing Rights Purchase Agreement, dated as of October 1, 2012 between Holdings and Ocwen Loan Servicing.

“NASDAQ” means the NASDAQ Stock Market, Inc.

“NYSE” means the New York Stock Exchange.

“Ocwen” means Ocwen Financial Corporation.

“Ocwen Loan Servicing” means Ocwen Loan Servicing, LLC.

“Ocwen Term Loan Agreement” means the Senior Secured Term Loan Facility Agreement, dated as of February 15, 2013, among Ocwen Loan Servicing, as borrower, Ocwen, as parent, certain subsidiaries of Ocwen, as subsidiary guarantors, the lender parties thereto from time to time and Barclays Bank PLC, as administrative agent and as collateral agent.

“Parent SEC Documents” means, collectively, all certificates, reports, forms, statements and other documents (including any amendments, exhibits, schedules and other information incorporated therein) required to be furnished or filed by Parent with the SEC since January 1, 2013, together with any documents furnished or filed with the SEC during such period by Parent.

“Permitted Liens” means, collectively, (i) suppliers’, mechanics’, carriers’, workmen’s, repairmen’s, materialmen’s, warehousemen’s, construction and other similar Liens arising or incurred by operation of law or otherwise incurred in the ordinary course of business; (ii) Liens for Taxes, utilities and other governmental charges that are not due and payable or which are being contested in good faith by appropriate proceedings and for which adequate accruals or reserves have been established in accordance with GAAP; (iii) requirements and restrictions of zoning, building and other applicable Laws and municipal by-laws, and development, site plan, subdivision or other agreements with municipalities that do not materially interfere with the business of the Company and the Company Subsidiaries as currently conducted; (iv) nonexclusive licenses or other non-exclusive grants of rights in Intellectual Property Rights; (v) statutory Liens of landlords for amounts not due and payable or which are being contested in good faith by appropriate proceedings and for which adequate accruals or reserves have been established in accordance with GAAP; (vi) deposits made in the ordinary course of business to secure payments of worker’s compensation, unemployment insurance or other types of social security benefits or the performance of bids, tenders, sales, contracts (other than for the repayment of borrowed money), public or statutory obligations, and surety, stay, appeal, customs or performance bonds, or similar obligations arising in each case in the ordinary course of business; (vii) Liens resulting from securities Laws; (viii) Liens incurred in the ordinary course of business in connection with any purchase money security interests, equipment leases or similar financing arrangements; and (ix) Liens that do not materially detract from the value of such property based upon its current use or interfere in any material respect with the current use, operation or occupancy by the Company or any Company Subsidiary of such property.

“Person” means any natural person, firm, corporation, partnership, company, limited liability company, trust, joint venture, association, Governmental Entity or other entity.

“Post-Closing Liabilities” means all liabilities of the Company arising from the business or affairs of the Company and its Representatives (in their capacity as such) from and after the Closing, whether known or unknown, fixed or contingent, or asserted or unasserted.

“Representatives” means with respect to a Person, such Person and its Subsidiaries’ respective directors, officers, employees, accountants, consultants, legal counsel, financial advisors, agents and other representatives.

“Sale Supplement” means each sale supplement executed in connection with the Master Servicing Rights Purchase Agreement.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“SOX” means the Sarbanes Oxley Act of 2002, as amended.

A “Subsidiary” of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing person or body (or, if there are no such voting interests, more than fifty percent (50%) of the equity interests) of which is owned directly or indirectly by such first Person.

“Taxes” means all federal, state, local, and foreign income, excise, gross receipts, gross income, ad valorem, profits, gains, property, capital, sales, transfer, use, payroll, employment, severance, withholding, franchise, value added, net wealth and other taxes, customs, tariffs, imposts, levies, duties, fees or other like assessments or charges imposed by a Governmental Entity, together with all interest, penalties and any other additions imposed with respect to such amounts.

“Tax Returns” means all Tax returns, declarations, statements, reports, schedules, forms and information returns, any amended Tax return and any other document filed or required to be filed with a Governmental Entity relating to Taxes.

“Transaction Documents” means this Agreement, together with the Assignment and Assumption Agreement and Bill of Sale, the Registration Rights Agreement, and the Services Agreement, in each case, including the exhibits, schedules and annexes thereto.

“Transactions” means the transactions contemplated by this Agreement, including the sale and purchase of the Shares and the Purchased Assets, the assumption of the Assumed Liabilities, and the disposition of the NRZ Shares.

Section 8.04 Interpretation. When a reference is made in this Agreement to an Article, a Section or an Exhibit, such reference shall be to an Article, a Section or an Exhibit of or to this Agreement unless otherwise indicated. The table of contents, index of defined terms and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any capitalized term used in any Exhibit but not otherwise defined therein shall have the meaning assigned to such term in this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof”, “hereto”, “hereby”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “or” is not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. All pronouns and any variations thereof refer to the masculine, feminine or neuter as the context may require. Any agreement, instrument or Law defined or referred to herein means such agreement, instrument or Law as from time to time amended, modified or supplemented, unless otherwise specifically indicated. References to a Person are also to its permitted successors and assigns. Unless otherwise specifically indicated, all references to “dollars” and “$” will be deemed references to the lawful money of the United States of America. Whenever the words “ordinary course of business” are used in this Agreement, they shall be deemed to be followed by the words “consistent with past practice in all material respects.”

Section 8.05 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as either the economic or legal substance of the Transactions is not affected in any manner materially adverse to any party or such party waives its rights under this Section 8.05 with respect thereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the Transactions are fulfilled to the extent possible.

Section 8.06 Counterparts. This Agreement may be executed in one or more counterparts, including by facsimile or by email with .pdf attachments, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered (electronically or otherwise) to the other parties.

Section 8.07 Entire Agreement; No Third-Party Beneficiaries. This Agreement, taken together with the Buyer Disclosure Letter, the Company Disclosure Letter, and the exhibits, schedules and annexes to each of the foregoing (a) constitute the entire agreement, and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the Transactions and (b) except for the Company Indemnified Parties with respect to Section 5.02, this Agreement is not intended to confer upon any Person other than the parties any rights or remedies.

Section 8.08 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the conflicts of law principles thereof, except that the fiduciary or other duties of the Company Board arising out of or relating to this Agreement shall be interpreted, construed and governed by and in accordance with the Laws of the Cayman Islands.

Section 8.09 Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of Law or otherwise by any of the parties without the prior written consent of the other parties; provided that any of the rights, interests and obligations of each Buyer Party may be assigned to any Affiliate of such Buyer Party, provided that no such assignment shall relieve the assigning party of its obligations hereunder. Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

Section 8.10 Specific Enforcement; Jurisdiction; Venue. The parties acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the performance of the terms and provisions of this Agreement. It is agreed that the parties are entitled to enforce specifically the performance of terms and provisions of this Agreement in any court referred to in clause (a) below, without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. The parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy for any such breach. In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of the Delaware Court of Chancery (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware), (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement or the Transaction Documents or the Transactions or the transaction contemplated by the Transaction Documents in any court other than the aforesaid courts.

Section 8.11 Certain Tax Matters.

(a) For the avoidance of doubt, the parties hereto acknowledge and agree that each Buyer shall be permitted, in its sole discretion and to the extent permitted by law, to make elections under Section 338(g) of the Code with respect to any Company Subsidiary. In the event that a Buyer intends to make an election under Section 338(g) of the Code with respect to any of the Company Subsidiaries, Parent or that Buyer shall notify the Company of its intent to make such election(s) within a reasonable time thereafter.

(b) Following the Closing, the Buyers shall cause the Company Subsidiaries to provide to the Company, for each taxable period that ends on or before or includes the Closing Date, such tax information and representations (including such information and representations as are required to be set forth in a PFIC Annual Information Statement pursuant to Treasury Regulation Section 1.1295-1(g)) as is necessary to enable the Company to provide the holders of its ordinary shares with such tax information with respect to the Company and the Company Subsidiaries as is consistent with the past practice of the Company and the Company Subsidiaries, including information and representations to allow such holders to make or maintain a “qualified electing fund” election under Section 1295 of the Code; provided, that the Buyers’ obligation under this Section 8.11(b) to provide tax information and representations with respect to the Company and the Company Subsidiaries is limited to such information that is reasonably available to the Buyers or the Company Subsidiaries.

(c)

(i) Subject to Section 8.11(c)(ii), no later than sixty (60) Business Days after the Closing Date, Parent shall prepare and deliver to the Company a draft of an allocation of the Aggregate Consideration and Assumed Liabilities among the Purchased Assets and Luxco 1A Shares in a manner consistent with Section 1060 of the Code and the U.S. Treasury regulations promulgated thereunder (the “Allocation”) for the Company’s review and approval. Within thirty (30) days of the Company’s receipt of the draft Allocation, the Company shall notify Parent in writing of any objections to the draft Allocation, in which case Parent and the Company shall negotiate in good faith to resolve any disputed items. If Parent and the Company are not able to resolve any such disputed items, within thirty (30) days of such notice, an accounting firm of national standing mutually acceptable to Parent and the Company (the “Tax Referee”) shall determine the appropriate allocation and revise the Allocation accordingly. If the Company does not respond within thirty (30) days of its initial receipt of the draft Allocation, or upon resolution of the disputed items, the Allocation, as amended for any such resolution, shall be final and binding on the parties hereto. Parent, the Company and their respective Affiliates shall report consistently with the final Allocation in all income Tax Returns, including IRS Form 8594, and Parent and the Company shall timely file such Tax Returns, and none of Parent, the Company, or their respective Affiliates shall take any position in any income Tax Return that is inconsistent with any such final Allocation unless required to do so by final determination as defined in Section 1313 of the Code. Each of Parent, the Company and their respective Affiliates shall promptly advise the others regarding the existence of any Tax audit, controversy or litigation related to the agreed Allocation.

(ii) Without limiting Section 8.11(c)(i), (i) the NRZ Shares, and the Assumed Liabilities (other than the Company Promissory Note), shall, to the extent permitted by applicable Tax law, be allocated to the Luxco 1A Shares (in addition to any additional cash allocated to the Luxco 1A Shares under Section 8.11(c)(i)), and (ii) the parties shall use commercially reasonable efforts and shall reasonably cooperate to determine a final Allocation as soon as reasonably practicable following Closing.

(d) Parent and the Company shall furnish or cause to be furnished to each other, upon request, as promptly as practicable, such information (including access to books and records) and assistance relating to the Company and the Company Subsidiaries as is reasonably necessary for the making of an election under Section 338(g) of the Code, the filing of any Tax Return, the preparation for any Tax audit and the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment in respect of Taxes. Parent and the Company, and their Affiliates, shall retain or cause to be retained all books and records pertinent to the Company and its Subsidiaries until the expiration of the applicable period for assessment under applicable Law (giving effect to any and all extensions or waivers) and shall abide by or cause the abidance with all record retention agreements entered into with any taxing authority.

(e) The Company shall promptly pay or cause to be paid to Parent (or, at Parent’s direction, any Buyer or Company Subsidiary) all refunds of Taxes and interest thereon received by the Company from a taxing authority to the extent such refunds constitute Purchased Assets or relate to any Taxes that constitute (or, had they been owed, would have constituted) Assumed Taxes.

(f) All transfer, documentary, sales, use, stamp, registration and other similar Taxes and similar charges incurred in connection with transactions contemplated by this Agreement shall be borne and paid by the Buyers. Parent and the Company shall cooperate to file or cause to be filed all necessary Tax Returns and other documentation with respect to all such Taxes and charges.

(g) If the Company becomes aware of any claim, demand, audit, suit, action, litigation or proceeding for or with respect to any Tax that is or could be an Assumed Tax (a “Tax Contest”), the Company shall reasonably promptly notify Parent of such Tax Contest and shall give Parent such information with respect thereto as Parent may reasonably request; provided, however, that the failure to so notify Parent shall not preclude any Seller Indemnified Party from any indemnification which it may claim in accordance with Article VI, except to the extent that the Indemnifying Party is actually prejudiced thereby. Parent may participate (or cause a Buyer to participate) in and, upon notice to the Company, assume the defense of any Tax Contest (or, to the extent Parent or such Buyer is not permitted by law to participate in or assume the defense of any Tax Contest, Parent or such Buyer shall have the right to direct the Company in the defense of such Tax Contest, which directions the Company shall follow). If Parent or a Buyer assumes such defense, Parent or such Buyer shall have the sole discretion as to the conduct of such defense (including the right to settle, or to direct the Company to settle, such Tax Contest on any terms Parent or such Buyer determines in its discretion). Regardless of whether Parent or a Buyer assumes the defense of any Tax Contest, Parent or a Buyer shall bear the costs and expenses attributable to all Tax Contests.

(h) Except as required by applicable Laws, without the prior written consent of Parent (such consent not to be unreasonably conditioned, withheld or delayed), the Company shall not amend any Tax Return if such Tax Return relates to any Taxes that are or could be Assumed Taxes.

(i) The Company shall prepare or cause to be prepared all Tax Returns with respect to the Company, which shall be prepared in a manner consistent with past practice. At least forty (40) days prior to the due date (taking to account applicable extensions) for any such Tax Return that relates to any Taxes that are or could be Assumed Taxes, the Company shall provide such Tax Return to Parent for its review and comment, and the Company shall accept any comments to such Tax Return made by Parent in good faith within twenty-five (25) days following the Parent’s receipt of such Tax Return.

(j) The covenants and agreements of this Section 8.11 shall survive the Closing indefinitely.

Section 8.12 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING, DIRECTLY OR INDIRECTLY, OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, OR THE TRANSACTIONS OR THE TRANSACTIONS CONTEMPLATED BY THE OTHER TRANSACTION DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR

OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) MAKES THIS WAIVER VOLUNTARILY AND (C) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS Section 8.12.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Company and each Buyer Party have duly executed this Agreement, all as of the date first written above.

HOME LOAN SERVICING SOLUTIONS, LTD.

By:	/s/ James E. Lauter
	Name:	James E. Lauter
	Title:	Senior Vice President

HLSS MSR-EBO ACQUISITION LLC,

By:	/s/ Cameron MacDougall
	Name:	Cameron MacDougall
	Title:	Secretary

HLSS ADVANCES ACQUISITION CORP.

By:	/s/ Cameron MacDougall
	Name:	Cameron MacDougall
	Title:	Secretary

NEW RESIDENTIAL INVESTMENT CORP.

By:	/s/ Cameron MacDougall
	Name:	Cameron MacDougall
	Title:	Secretary

INDEX OF DEFINED TERMS

Term	Section
$	Section 8.04
Affiliate	Section 8.03
Aggregate Consideration	Section 2.02
Agreement	Preamble
Allocation	Section 8.11(c)(i)
Altisource	Section 8.03
Assignment and Assumption Agreement and Bill of Sale	Section 2.03(g)
Assumed Contracts	Section 1.02(a)
Assumed Liabilities	Section 1.04
Assumed Taxes	Section 8.03
Business Day	Section 8.03
Buyer Boards	Section 8.03
Buyer Disclosure Letter	Article III
Buyer Indemnified Parties	Section 6.01(a)
Buyer Material Adverse Effect	Section 8.03
Buyer Parties	Preamble
Buyers	Preamble
Cash and Cash Equivalents	Section 1.03
Cash Purchase Price	Section 2.02
Closing	Section 2.01
Closing Cash Purchase Price	Section 2.02
Closing Date	Section 2.01
Code	Section 8.03
Company	Preamble
Company Affiliate Transaction	Section 4.18(a)
Company Articles	Section 8.03
Company Benefit Plan	Section 8.03
Company Board	Section 8.03
Company Disclosure Letter	Article IV
Company Employee	Section 5.05(a)
Company Financial Advisor	Section 4.22
Company Form 10-K	Section 2.03(f)
Company Indemnified Parties	Section 5.02(a)
Company Material Adverse Effect	Section 8.03
Company Permits	Section 4.11(b)
Company Promissory Note	Section 5.08(d)
Company SEC Documents	Section 4.06(a)
Company Share Option	Section 8.03
Company Shares	Section 8.03
Company Subsidiary	Section 8.03
Company Voting Debt	Section 4.03(b)
Company’s Paying Agent	Section 5.20
Consent	Section 3.03(b)

Consents	Section 3.03(b)
Contract	Section 3.03(a)
Critical Covenant Breach	Section 5.19(c)
Dividend Amount	Section 5.20
DOJ	Section 8.03
dollars	Section 8.04
Environmental Claim	Section 4.12(f)(i)
Environmental Laws	Section 4.12(f)(ii)
ERISA	Section 8.03
ERISA Affiliate	Section 8.03
Exchange Act	Section 8.03
Excluded Assets	Section 1.03
Excluded Contract	Section 4.13(b)(x)
Excluded Liabilities	Section 1.05
Filed Company Contract	Section 4.13(a)
Filed Company SEC Documents	Article IV
Filed Parent SEC Documents	Article III
Former Merger Agreement	Recitals
GAAP	Section 4.06(b)
Governmental Entity	Section 3.03(b)
Hazardous Substance	Section 4.12(f)(iii)
HLSS	Section 1.02(b)
HLSS Advances	Preamble
HLSS Mark	Section 1.02(b)
HLSS MSR-EBO	Preamble
Improvements	Section 4.14(c)
Indebtedness	Section 8.03
Indemnifying Party	Section 6.02(a)
Intellectual Property Rights	Section 8.03
Intercompany Accounts	Section 5.08(c)
Investment Company Act	Section 4.21
IRS	Section 2.04(d)
Judgment	Section 3.03(a)
Knowledge	Section 8.03
Law	Section 3.03(a)
Leased Real Property	Section 4.14(b)
Liens	Section 8.03
Litigation	Section 5.03(a)
Losses	Section 6.01(a)
Luxco 1A	Recitals
Luxco 1A Share Consideration	Section 2.02
Luxco 1A Shares	Recitals
Luxco 1B	Recitals
Luxco 1B Shares	Recitals
Master Servicing Rights Purchase Agreement	Section 8.03
Material Contract	Section 4.13(b)(xi)

Maximum Amount	Section 5.02(c)
Merger Sub	Recitals
NASDAQ	Section 8.03
New Merger Agreement	Section 5.10(a)
NRZ Common Stock	Section 3.08(b)
NRZ Share Consideration	Section 2.02
NRZ Shares	Section 2.02
NYSE	Section 8.03
Ocwen	Section 8.03
Ocwen Loan Servicing	Section 8.03
Ocwen Term Loan Agreement	Section 8.03
Parent	Preamble
Parent Charter	Section 5.15
Parent SEC Documents	Section 8.03
Permit	Section 3.03(b)
Permits	Section 3.03(b)
Permitted Liens	Section 8.03
Person	Section 8.03
Plan of Complete Liquidation and Dissolution	Section 5.14
Post-Closing Liabilities	Section 8.03
Purchased Assets	Section 1.02
Purchased Assets Purchase Price	Section 2.02
Real Estate Leases	Section 4.14(b)
Registered Intellectual Property Rights	Section 4.15(a)
Registration Rights Agreement	Section 5.10(c)
Related Person	Section 4.18(c)
Release	Section 4.12(f)(iv)
Repayment	Section 2.01
Representatives	Section 8.03
Sale Supplement	Section 8.03
SEC	Section 8.03
Securities Act	Section 8.03
Seller Indemnified Parties	Section 6.01(a)
Services Agreement	Section 5.10(b)
Shares	Recitals
SOX	Section 8.03
Subsidiary	Section 8.03
Tax Contest	Section 8.11(g)
Tax Referee	Section 8.11(c)(i)
Tax Returns	Section 8.03
Taxes	Section 8.03
Third Party Claim	Section 6.02(a)
Transaction Documents	Section 8.03
Transactions	Section 8.03
Transferred Subsidiaries	Section 4.02(a)

Annex D

PLAN OF COMPLETE LIQUIDATION

AND DISSOLUTION

OF

HOME LOAN SERVICING SOLUTIONS, LTD.

The following Plan of Complete Liquidation and Dissolution (the “Plan”) of Home Loan Servicing Solutions, Ltd. (the “Company”), a Cayman Islands exempted company that is treated as a corporation for U.S. federal income tax purposes, shall be effective ( the “Effective Date”) upon its adoption by the board of directors of the Company (the “Board of Directors”):

The Company will preserve and realize (through sales and otherwise, directly or indirectly) the values of its properties and will proceed toward the winding up of its affairs and the distribution of its assets in one or a series of distributions in accordance with the Plan.

The Company will sell substantially all of its assets pursuant to the Share and Asset Purchase Agreement substantially in the form attached hereto as Schedule A (the “Purchase Agreement”), dated as of April 6, 2015 by and between the Company, New Residential Investment Corp. (“NRZ”), HLSS MSR-EBO Acquisitions LLC (“HLSS MSR-EBO Acquisitions LLC”) and HLSS Advances Acquisition Corp. (“HLSS Advances Acquisition Corp.”) in exchange for cash and newly issued shares of common stock of NRZ (the “NRZ Stock”). Promptly following the receipt of the NRZ Stock pursuant to the Purchase Agreement, the Company will seek to dispose of the NRZ Stock in an offering registered under the Securities Act of 1933, as amended. HLSS Advances Acquisition Corp. will assume all liabilities of the Company other than the Excluded Liabilities (as such term is defined in the Purchase Agreement).

Concurrently with the closing of the transactions contemplated by the Purchase Agreement, the Company will enter into (x) the Agreement and Plan of Merger substantially in the form attached hereto as Schedule B (the “Merger Agreement”), by and between the Company, NRZ and Hexagon Merger Sub, Ltd. (“Merger Sub”) that contemplates that, subject to obtaining shareholder approval, the Company will merge with and into Merger Sub pursuant to which the separate corporate existence of the Company shall cease (the “Merger”), (y) the Services Agreement substantially in the form attached hereto as Schedule C (the “Services Agreement”) pursuant to which NRZ will provide services to the Company in furtherance of this Plan prior to the Merger and (z) the Registration Rights Agreement substantially in the form attached hereto as Schedule D (the “Registration Rights Agreement”) pursuant to which the Company will have certain registration rights with respect to the NRZ Stock received pursuant to the Purchase Agreement (see paragraph 2 above).

1

Promptly following the closing of the transactions contemplated by the Purchase Agreement, the Company will pay all liabilities of the Company that are then due and owing and make a liquidating distribution to the shareholders of the Company consisting of (i) the cash received pursuant to the Purchase Agreement and the net proceeds from the sale of the NRZ Stock, less (ii) amounts used to pay the liabilities of the Company and less a reserve in the amount of $50 million (the “Cash Reserve”) that will be held by the Company at the discretion of the Board of Directors to ensure that the Company will be able to meet known and unknown liabilities up to the date of the consummation of the Merger or, if the Merger is not consummated, the date of the final liquidating distribution after settlement of the Liabilities (defined below) and to ensure that the Company has available resources in the event that it is necessary to enforce against third parties any contractual or other rights of the Company or its officers or directors.

The Company intends that the transactions contemplated by this Plan shall constitute a complete liquidation of the Company within the meaning of Section 331 of the Internal Revenue Code of 1986, as amended (the “Code”) and this Plan shall constitute a “plan of liquidation” for such purposes.

All known or ascertainable debts, liabilities and obligations (the “Liabilities”) of the Company shall be paid or provided for before any distribution of assets of the Company. In particular, it is anticipated that the Company will remain responsible for all Post-Closing Liabilities (as defined in the Purchase Agreement) up to the earlier of (x) the consummation of the Merger, and (y) the completion of the winding-up of the Company in accordance with the Companies Law of the Cayman Islands (the “Winding-Up”).

As promptly as practicable after the payment or provision for the Liabilities, all assets of the Company, less the Cash Reserve retained to pay the Post-Closing Liabilities, shall be distributed to the shareholders of the Company in accordance with the terms of the Plan, as determined by the Board of Directors, or any duly-authorized delegee, in its sole discretion.

In the event the Merger is not consummated and the Merger Agreement has been terminated in accordance with Section 8.01 thereof, at such time as the Board of Directors or any duly-authorized delegee may determine that all Liabilities of the Company whatsoever have been paid or otherwise provided for and that there is no further need for the retention of any assets to pay the Liabilities, the Board of Directors or any duly-authorized delegee may authorize the distribution of cash or other assets remaining to the shareholders of the Company in conjunction with the completion of the Winding-Up. The liquidator of the Company or any duly-authorized delegee may authorize the distribution of cash and other remaining assets to a liquidating trust on behalf of the shareholders of the Company. Upon completion of the Winding-Up, in accordance with the Companies law of the Cayman Islands, the corporate existence of the Company will cease and all of the stock of the Company will be cancelled.

2

Within thirty (30) days after the Effective Date, the officers of the Company shall file a United States Treasury Form 966 (attaching a certified copy of this Plan), pursuant to Section 6043 of the Code, and otherwise comply with applicable law governing the complete liquidation of the Company.

From and after the Effective Date, the Company shall cease all business activities and not engage in any new business activities other than such activities that the Board of Directors or any duly-authorized delegee may consider necessary or appropriate to enforce against third parties any contractual or other rights of the Company or its officers and directors and carry out the provisions of the Plan in anticipation of the formal winding up and dissolution of the Company.

3

IN WITNESS WHEREOF, the undersigned have executed this Plan of Complete Liquidation and Dissolution as of this      day of             , 2015.

Home Loan Servicing Solutions, Ltd.

By:
Name:
Title:

4

Annex E

EXECUTION VERSION

SERVICES AGREEMENT

dated as of April 6, 2015

between

HOME LOAN SERVICING SOLUTIONS, LTD.

and

HLSS ADVANCES ACQUISITION CORP.

i

SERVICES AGREEMENT

THIS SERVICES AGREEMENT, is made as of April 6, 2015 (the “Agreement”) by and between HOME LOAN SERVICING SOLUTIONS, LTD., a Cayman Islands exempted company (the “Company”), and HLSS ADVANCES ACQUISITION CORP., a Delaware corporation (together with its permitted assignees, the “Provider”).

WHEREAS, concurrently with the execution of this Agreement, the Company and the Provider entered into the Share and Asset Purchase Agreement (the “Purchase Agreement”), pursuant to which subsidiaries of the Provider have acquired and assumed substantially all of the assets and liabilities of the Company and its subsidiaries; and

WHEREAS, the Purchase Agreement provides that the Company and the Provider would enter into this Agreement concurrently with the closing of the transactions contemplated by the Purchase Agreement.

NOW THEREFORE, IN CONSIDERATION OF THE MUTUAL AGREEMENTS HEREIN SET FORTH, THE PARTIES HERETO AGREE AS FOLLOWS:

SECTION 1. DEFINITIONS.

The following terms have the meanings assigned them:

(a) “Agreement” means this Services Agreement, as amended from time to time.

(b) “Board of Directors” means the Board of Directors of the Company.

(c) “Code” means the Internal Revenue Code of 1986, as amended.

(d) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(e) “Governing Instruments” means, with regard to any entity, the memorandum and articles of association of a Cayman Islands exempted company, the articles of incorporation and bylaws in the case of a corporation, certificate of limited partnership (if applicable) and the partnership agreement in the case of a general or limited partnership or the articles of formation and the operating agreement in the case of a limited liability company.

(f) “Independent Directors” means the members of the Board of Directors who are not officers or employees of the Provider.

(g) “Investment Company Act” means the Investment Company Act of 1940, as amended.

(h) “Investments” means the investments of the Company.

(i) “Ordinary Share” means a share of capital stock of the Company now or hereafter authorized as ordinary voting stock of the Company.

2

(j) “Subsidiary” means any subsidiary of the Company and any partnership, the general partner of which is the Company or any subsidiary of the Company and any limited liability company, the managing member of which is the Company or any subsidiary of the Company.

SECTION 2. APPOINTMENT AND DUTIES OF THE PROVIDER.

(a) The Company hereby appoints the Provider to manage the assets and affairs of the Company in accordance with the terms and conditions set forth in this Agreement and, in all cases, in accordance with the Plan of Complete Liquidation and Dissolution (as defined in the Purchase Agreement and referred to herein as the “Wind-Down Plan”), and the Provider hereby agrees to use its reasonable best efforts to perform each of the duties set forth herein. The appointment of the Provider shall be exclusive to the Provider except to the extent that the Provider otherwise agrees, in its sole and absolute discretion, and except to the extent that the Provider elects, pursuant to the terms of this Agreement, to cause the duties of the Provider hereunder to be provided by third parties.

(b) The Provider will be responsible for the operations of the Company and will perform (or cause to be performed) such services and activities relating to the assets and operations of the Company as may be appropriate (and in all cases, in accordance with the Wind-Down Plan), including, without limitation:

(i) administering the Wind-Down Plan;

(ii) handling (including defending, prosecuting or resolving) all claims, disputes or controversies (including any litigation, arbitration, governmental investigations or inquiries, or any other proceedings or negotiations) in which the Company is a party or may otherwise be involved;

(iii) administering the day-to-day operations of the Company and performing and supervising the performance of such other administrative functions necessary in the management of the Company;

(iv) communicating on behalf of the Company with the holders of any equity or debt securities of the Company as required to satisfy the reporting and other requirements of any governmental bodies or agencies or trading markets and to maintain effective relations with such holders;

(v) assisting the Company in complying with all applicable laws, including federal securities laws, as well as all regulatory requirements applicable to the Company in respect of its business activities, including preparing or causing to be prepared all financial statements required under applicable regulations and contractual undertakings and all reports and documents required under the Exchange Act and the Securities Act of 1933, as amended;

(vi) taking actions to enable the Company to make required tax filings and reports, including soliciting stockholders for required information to the extent provided by the provisions of the Code;

3

(vii) performing such other services and taking such actions as the Provider may deem necessary, desirable or appropriate, in its sole and absolute discretion, in connection with the foregoing duties; and

(viii) on behalf of the Company, entering into, making and performing contracts, agreements and other undertakings of every kind necessary, advisable or incidental in the determination of the Provider to the operations of the Company.

(c) The Provider may retain, for and on behalf, and at the sole cost and expense, of the Company, such services of accountants, legal counsel, appraisers, insurers, brokers, transfer agents, registrars, developers, investment banks, financial advisors, banks and other lenders and others as the Provider deems reasonably necessary or advisable in connection with the management, operations and winding up of the Company. Notwithstanding anything contained herein to the contrary, the Provider shall have the right to cause any such services to be rendered by its employees or affiliates. The Company shall pay or reimburse the Provider or its affiliates performing such services (other than wages and salaries of the Provider’s officers and employees) for the cost thereof; provided, that such costs and reimbursements are no greater than those which would be payable to outside professionals or consultants engaged to perform such services pursuant to agreements negotiated on an arm’s-length basis.

(d) The Provider shall prepare, or cause to be prepared, at the sole cost and expense of the Company, all reports, financial or otherwise, with respect to the Company reasonably required by the Board of Directors in order for the Company to comply with its Governing Instruments or any other materials required to be filed with any governmental body or agency, and shall prepare, or cause to be prepared, all materials and data necessary to complete such reports and other materials including, without limitation, an annual audit of the Company’s books of account by a nationally recognized independent accounting firm.

SECTION 3. ADDITIONAL ACTIVITIES.

(a) Nothing herein shall prevent the Provider or any of its affiliates or any of the officers and employees of any of the foregoing from engaging in other businesses or from rendering services of any kind to any other person or entity.

(b) Managers, stockholders, partners, officers, employees and agents of the Provider or affiliates of the Provider may serve as directors, officers, employees, agents, nominees or signatories for the Company or any Subsidiary, to the extent permitted by their Governing Instruments, as from time to time amended, or by any resolutions duly adopted by the Board of Directors pursuant to the Company’s Governing Instruments. When executing documents or otherwise acting in such capacities for the Company, such persons shall use their respective titles in the Company.

SECTION 4. AGENCY.

The Provider shall act as agent of the Company in managing, operating and winding up the affairs of the Company and handling (including defending, prosecuting or resolving) any claims, disputes or controversies (including any litigation, arbitration, governmental investigations or inquiries, or any other proceedings or negotiations) of or against the Company,

4

the Board of Directors, holders of the Company’s securities or the Company’s representatives or properties.

SECTION 5. BANK ACCOUNTS.

The Provider may establish and maintain one or more bank accounts in the name of the Company or any Subsidiary (any such account, a “Company Account”), and may collect and deposit funds into any such Company Account or Company Accounts, and disburse funds from any such Company Account or Company Accounts; and the Provider shall from time to time render appropriate accountings of such collections and payments to the Board of Directors and, upon request, to the auditors of the Company or any Subsidiary.

SECTION 6. RECORDS; CONFIDENTIALITY.

The Provider shall maintain appropriate books of accounts and records relating to services performed under this Agreement, and such books of account and records shall be accessible for inspection by representatives of the Company or any Subsidiary at any time during normal business hours upon one (1) business day’s advance written notice. The Provider shall keep confidential any and all information obtained in connection with the services rendered under this Agreement and shall not disclose any such information to nonaffiliated third parties except with the prior written consent of the Board of Directors.

SECTION 7. CONSIDERATION.

The parties hereto agree that this Agreement is entered into upon the exchange of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, in connection with sale of assets by the Company to the Provider.

SECTION 8. EXPENSES OF THE COMPANY.

(a) The Company shall pay all of its expenses and shall reimburse the Provider for all reasonable expenses of the Provider actually incurred on the Company’s behalf (collectively, the “Expenses”). Expenses include all costs and expenses which are expressly designated elsewhere in this Agreement as the Company’s, together with the following:

(i) expenses in connection with administering the Wind-Down Plan (as defined in the Purchase Agreement);

(ii) costs of legal, accounting, tax, auditing, administrative and other similar services rendered for the Company by providers retained by the Provider or, if provided by the Provider’s employees, in amounts which are no greater than those which would be payable to outside professionals or consultants engaged to perform such services pursuant to agreements negotiated on an arm’s-length basis;

(iii) the compensation and expenses of the Independent Directors;

(iv) compensation and expenses of the Company’s custodian and transfer agent, if any;

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(v) all insurance costs incurred in connection with the operation of the Company’s business except for the costs attributable to: (i) the insurance that the Provider elects to carry for itself and its employees or (ii) liability insurance to indemnify the Company’s directors and officers;

(vi) expenses relating to any office or office facilities maintained in whole or in part for the Company;

(vii) expenses connected with the payments of interest, dividends or distributions in cash or any other form made or caused to be made by the Board of Directors to or on account of the holders of securities of the Company or its Subsidiaries;

(viii) expenses connected with communications to holders of securities of the Company or its Subsidiaries and other bookkeeping and clerical work necessary in maintaining relations with holders of such securities and in complying with the continuous reporting and other requirements of governmental bodies or agencies, including, without limitation, all costs of preparing and filing required reports with the Securities and Exchange Commission, the costs payable by the Company to any transfer agent and registrar in connection with the listing and/or trading of the Company’s stock on any exchange, the fees payable by the Company to any such exchange in connection with its listing, costs of preparing, printing and mailing the Company’s annual report to its shareholders and proxy materials with respect to any meeting of the shareholders of the Company; and

(ix) all other expenses actually incurred by the Provider which are reasonably necessary for the performance by the Provider of its duties and functions under this Agreement.

(b) The Provider shall bear expenses consisting of wages and salaries and benefits of the Provider’s officers and employees.

SECTION 9. CALCULATIONS OF EXPENSES.

The Provider shall prepare a statement documenting the Expenses of the Company and the Expenses incurred by the Provider on behalf of the Company during each calendar month, and shall deliver such statement to the Company or the Board of Directors within 20 days after the end of each calendar month. Expenses incurred by the Provider on behalf of the Company shall be reimbursed monthly to the Provider on the first business day of the month immediately following the date of delivery of such statement.

SECTION 10. LIMITS OF PROVIDER RESPONSIBILITY.

The Provider assumes no responsibility under this Agreement other than to render the services called for under this Agreement in good faith and shall not be responsible for any action of the Board of Directors in following or declining to follow any advice or recommendations of the Provider. The Provider, its stockholders, managers, officers and employees will not be liable to the Company or any Subsidiary, to the Board of Directors, or the Company’s or any Subsidiary’s stockholders or partners for any acts or omissions by the Provider, its stockholders, managers, officers or employees, pursuant to or in accordance with this Agreement, except by reason of

6

acts constituting bad faith, willful misconduct, gross negligence or reckless disregard of the Provider’s duties under this Agreement.

SECTION 11. NO JOINT VENTURE.

Nothing in this Agreement shall be construed to make the Company and the Provider partners or joint venturers or impose any liability as such on either of them.

SECTION 12. TERM; TERMINATION.

(a) Until this Agreement is terminated in accordance with its terms, this Agreement shall be in effect until the date that is one (1) year after the date hereof, and thereafter on each anniversary of such date be deemed renewed automatically each year for an additional one-year period (the “Term”). No later than sixty (60) days prior to the anniversary date of this Agreement of any year during the Term, the Provider may deliver written notice to the Company informing it of the Provider’s intention not to renew the Term, whereupon the Term of this Agreement shall not be renewed and extended and this Agreement shall terminate effective on the anniversary date next following the delivery of such notice.

(b) The Board of Directors may terminate this Agreement for the Company upon thirty (30) days prior written notice of termination to the Provider, in the event of any act of fraud, misappropriation of funds, or embezzlement against the Company or other willful violation of this Agreement by the Provider in its corporate capacity (as distinguished from the acts of any employees of the Provider) under this Agreement or in the event of any gross negligence on the part of the Provider in the performance of its duties under this Agreement.

(c) If this Agreement is terminated pursuant to this Section 12, such termination shall be without any further liability or obligation of either party to the other. In addition, Section 10 of this Agreement shall survive termination of this Agreement.

SECTION 13. ASSIGNMENT.

(a) Except as set forth in Section 13(b) of this Agreement, this Agreement shall terminate automatically in the event of its assignment, in whole or in part, by the Provider, unless such assignment is consented to in writing by the Company with the consent of a majority of the Independent Directors. Any such permitted assignment shall bind the assignee under this Agreement in the same manner as the Provider is bound, and the Provider shall be liable to the Company for all errors or omissions of the assignee under any such assignment. In addition, the assignee shall execute and deliver to the Company a counterpart of this Agreement naming such assignee as Provider. This Agreement shall not be assigned by the Company without the prior written consent of the Provider, except in the case of assignment by the Company to another organization which is a successor (by merger, consolidation or purchase of assets) to the Company, in which case such successor organization shall be bound under this Agreement and by the terms of such assignment in the same manner as the Company is bound under this Agreement.

(b) Notwithstanding any provision of this Agreement, the Provider may subcontract and assign any or all of its responsibilities under this Agreement to any of its affiliates in

7

accordance with the terms of this Agreement applicable to any such subcontract or assignment, and the Company hereby consents to any such assignment and subcontracting; provided, however, that any such assignment by Provider shall not diminish any of the Provider’s obligations with respect to the services to be provided under this Agreement. In addition, nothing contained in this Agreement shall preclude any pledge, hypothecation or other transfer of any amounts payable to the Provider under this Agreement.

SECTION 14. NOTICES.

Unless expressly provided otherwise in this Agreement, all notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received when delivered against receipt or upon actual receipt of (i) personal delivery, (ii) delivery by reputable overnight courier, (iii) delivery by facsimile transmission or email against answerback, or (iv) delivery by registered or certified mail, postage prepaid, return receipt requested, addressed as set forth below:

(a)	If to the Company:

Home Loan Servicing Solutions, Ltd.

c/o Intertrust Corporate Services (Cayman) Limited

190 Elgin Avenue

George Town, Grand Cayman KY1-9005

Email:	michael.lubin@hlss.com
james.lauter@hlss.com

Attention:	Michael Lubin, General Counsel
James E. Lauter, Chief Financial Officer

(b)	If to the Provider:

HLSS Advances Acquisition Corp.

1345 Avenue of the Americas

46th Floor

New York, New York 10105

Facsimile: (212) 798-6070

Email: cmacdougall@fortress.com

Attention:	Cameron MacDougall, Esq.

Either party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Section 14 for the giving of notice.

SECTION 15. BINDING NATURE OF AGREEMENT; SUCCESSORS AND ASSIGNS.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and permitted assigns as provided in this Agreement.

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SECTION 16. ENTIRE AGREEMENT.

This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter of this Agreement, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter of this Agreement. The express terms of this Agreement control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms of this Agreement. This Agreement may not be modified or amended other than by an agreement in writing.

SECTION 17. CONTROLLING LAW.

This Agreement and all questions relating to its validity, interpretation, performance and enforcement shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of New York, notwithstanding any New York or other conflict-of-law provisions to the contrary.

SECTION 18. INDULGENCES, NOT WAIVERS.

Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

SECTION 19. TITLES NOT TO AFFECT INTERPRETATION.

The titles of paragraphs and subparagraphs contained in this Agreement are for convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation of this Agreement.

SECTION 20. EXECUTION IN COUNTERPARTS.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts of this Agreement, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

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SECTION 21. PROVISIONS SEPARABLE.

The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

SECTION 22. GENDER.

Words used herein regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

HOME LOAN SERVICING SOLUTIONS, LTD.,

By:	/s/ James E. Lauter
Name:	James E. Lauter
Title:	Senior Vice President

HLSS ADVANCES ACQUISITION CORP.

By:	/s/ Cameron MacDougall
Name:	Cameron MacDougall
Title:	Secretary

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Annex F

SECTION 238 OF THE CAYMAN COMPANIES LAW

Rights of Dissenters

(1) A member of a constituent company incorporated under this Law shall be entitled to payment of the fair value of his shares upon dissenting from a merger or consolidation.

(2) A member who desires to exercise his entitlement under subsection (1) shall give to the constituent company, before the vote on the merger or consolidation, written objection to the action.

(3) An objection under subsection (2) shall include a statement that the member proposes to demand payment for his shares if the merger or consolidation is authorised by the vote.

(4) Within twenty days immediately following the date on which the vote of members giving authorisation for the merger or consolidation is made, the constituent company shall give written notice of the authorisation to each member who made a written objection.

(5) A member who elects to dissent shall, within twenty days immediately following the date on which the notice referred to in subsection (4) is given, give to the constituent company a written notice of his decision to dissent, stating:

(a) his name and address;

(b) the number and classes of shares in respect of which he dissents; and

(c) a demand for payment of the fair value of his shares.

(6) A member who dissents shall do so in respect of all shares that he holds in the constituent company.

(7) Upon the giving of a notice of dissent under subsection (5), the member to whom the notice relates shall cease to have any of the rights of a member except the right to be paid the fair value of his shares and the rights referred to in subsections (12) and (16).

(8) Within seven days immediately following the date of the expiration of the period specified in subsection (5), or within seven days immediately following the date on which the plan of merger or consolidation is filed, whichever is later, the constituent company, the surviving company or the consolidated company shall make a written offer to each dissenting member to purchase his shares at a specified price that the company determines to be their fair value; and if, within thirty days immediately following the date on which the offer is made, the company making the offer and the dissenting member agree upon the price to be paid for his shares, the company shall pay to the member the amount in money forthwith.

(9) If the company and a dissenting member fail, within the period specified in subsection (8), to agree on the price to be paid for the shares owned by the member, within twenty days immediately following the date on which the period expires-

(a) the company shall (and any dissenting member may) file a petition with the Court for a determination of the fair value of the shares of all dissenting members; and

(b) the petition by the company shall be accompanied by a verified list containing the names and addresses of all members who have filed a notice under subsection (5) and with whom agreements as to the fair value of their shares have not been reached by the company.

(10) A copy of any petition filed under subsection (9)(a) shall be served on the other party; and where a dissenting member has so filed, the company shall within ten days after such service file the verified list referred to in subsection (9)(b).

(11) At the hearing of a petition, the Court shall determine the fair value of the shares of such dissenting members as it finds are involved, together with a fair rate of interest, if any, to be paid by the company upon the amount determined to be the fair value.

(12) Any member whose name appears on the list filed by the company under subsection (9)(b) or (10) and who the Court finds are involved may participate fully in all proceedings until the determination of fair value is reached.

(13) The order of the Court resulting from proceeding on the petition shall be enforceable in such manner as other orders of the Court are enforced, whether the company is incorporated under the laws of the Islands or not.

(14) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances; and upon application of a member, the Court may order all or a portion of the expenses incurred by any member in connection with the proceeding, including reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares which are the subject of the proceeding.

(15) Shares acquired by the company pursuant to this section shall be cancelled and, if they are shares of a surviving company, they shall be available for re-issue.

(16) The enforcement by a member of his entitlement under this section shall exclude the enforcement by the member of any right to which he might otherwise be entitled by virtue of his holding shares, except that this section shall not exclude the right of the member to institute proceedings to obtain relief on the ground that the merger or consolidation is void or unlawful.

F-2

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK *** EASY

IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

HOME LOAN SERVICING SOLUTIONS, LTD.	Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by [7:00][11:59] p.m., Eastern Time, on [●], 2015.

INTERNET/MOBILE – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.	MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲  FOLD HERE ● DO NOT SEPARATE ● INSERT IN ENVELOPE PROVIDED  ▲

PROXY	Please mark your votes like this	☒

The Board of Directors recommends you vote FOR proposals 1 and 2:

			FOR	AGAINST	ABSTAIN
PROPOSAL NO. 1	—	As a special resolution, the Agreement and Plan of Merger, dated as of April 6, 2015 (as it may be amended from time to time), by and among Home Loan Servicing Solutions, Ltd., New Residential Investment Corp. and Hexagon Merger Sub, Ltd. and the Cayman Plan of Merger substantially in the form annexed thereto, be authorized, approved and confirmed in all respects.	☐	☐	☐
			FOR	AGAINST	ABSTAIN
PROPOSAL NO. 2	—	As an ordinary resolution, the extraordinary general meeting be adjourned, if necessary as determined by the chairman, to solicit additional proxies if there are insufficient votes at the time of the extraordinary general meeting to authorize and approve the Merger Agreement and the Cayman Plan of Merger.	☐	☐	☐

For address change/comments, mark here. (see reverse for instructions)	☐
COMPANY ID:
	YES	NO
Please indicate if you plan to attend this meeting:	☐	☐	PROXY NUMBER:
ACCOUNT NUMBER:

Signature	Signature (Joint Owners)	Date	, 2015.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, custodian or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation of partnership, please sign in full corporate or partnership name, by authorized officer.

Important Notice Regarding the Availability of Proxy Materials

for the Extraordinary General Meeting of Shareholders to be held [●], 2015

The Notice and Proxy Statement to Shareholders are available for review at [●]

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY	Home Loan Servicing Solutions, Ltd.

Extraordinary General Meeting of Shareholders

[●], 2015, [●], EST

This proxy is solicited by the Board of Directors

Home Loan Servicing Solutions, Ltd.

c/o Intertrust Corporate Services (Cayman) Limited

190 Elgin Avenue

George Town, Grand Cayman KY1-9005

Cayman Islands

This proxy is solicited by the Board of Directors of Home Loan Servicing Solutions, Ltd. for use at the Extraordinary General Meeting of Shareholders of Home Loan Servicing Solutions, Ltd. to be held on [●], 2015 (“Extraordinary General Meeting”) and at any adjournments or postponements thereof. This proxy, when properly executed, will be voted as you specify on the reverse side. If no direction is made, the proxy will be voted in accordance with the recommendation of the Board of Directors on the matters listed on the reverse side of this card.

By signing this proxy, you revoke all prior proxies and appoint Robert J. McGinnis as your proxy and attorney-in-fact with full power of substitution and resubstitution to vote your shares on the matters shown on the reverse side. This proxy will be governed by and construed in accordance with the laws of the Cayman Islands and applicable federal securities laws.

Address change/comments:

(If you noted any Address Change and/or Comments above, please mark the corresponding box on the reverse side.)

(Continued, and to be marked, dated and signed, on the other side)